                                                                   Exhibit 10.12



                          WERNER HOLDING CO. (DE), INC.

                      ------------------------------------


                                CREDIT AGREEMENT

                          dated as of November 24, 1997

                      ------------------------------------


                                  $320,000,000
                                 Credit Facility

                      ------------------------------------


                             BANKERS TRUST COMPANY,
                   as Administrative Agent and as Co-Arranger,

                       MERRILL LYNCH CAPITAL CORPORATION,
                    as Syndication Agent and as Co-Arranger,

                            THE CHASE MANHATTAN BANK,
                             as Documentation Agent,

                                       and

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                   as Co-Agent

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

SECTION 1

                                  DEFINITIONS ...............................  2

       1.1  Defined Terms ...................................................  2
       1.2  Other Definitional Provisions.................................... 37

SECTION 2

                                  TERM LOANS ................................ 38

       2.1  Term Loans ...................................................... 38
       2.2  Repayment of Term Loans.......................................... 38
       2.3  Use of Proceeds ................................................. 39

SECTION 3

                               AMOUNT AND TERMS OF
                         REVOLVING CREDIT COMMITMENTS ....................... 39

       3.1  Revolving Credit Commitments..................................... 39
       3.2  Commitment Fee .................................................. 40
       3.3  Proceeds of Revolving Credit Loans............................... 40
       3.4  Swing Line Commitment............................................ 40
       3.5  Issuance of Letters of Credit.................................... 42
       3.6  Participating Interests.......................................... 43
       3.7  Procedure for Opening Letters of Credit.......................... 43
       3.8  Payments in Respect of Letters of Credit......................... 43
       3.9  Letter of Credit Fees............................................ 44
       3.10  Letter of Credit Reserves....................................... 45
       3.11  Further Assurances ............................................. 47
       3.12  Obligations Absolute............................................ 47
       3.13  Assignments .................................................... 47
       3.14  Participations ................................................. 48

SECTION 4

                               AMOUNT AND TERMS OF
                       RECEIVABLES FINANCING COMMITMENTS .................... 48

       4.1  Receivables Financing Commitments................................ 48



                                       (i)

                                                                            Page
                                                                            ----

         4.2  Commitment Fee ..............................................  49
         4.3  Proceeds of Receivables Financing Loans......................  49

SECTION 5

                    GENERAL PROVISIONS APPLICABLE TO LOANS ................. 49

         5.1  Procedure for Borrowing....................................... 49
         5.2  Conversion and Continuation Options........................... 50
         5.3  Changes of Commitment Amounts................................. 51
         5.4  Optional and Mandatory Prepayments; Repayments of Term
                Loans....................................................... 52
         5.5  Interest Rates and Payment Dates.............................. 61
         5.6  Computation of Interest and Fees.............................. 62
         5.7  Certain Fees ................................................. 62
         5.8  Inability to Determine Interest Rate.......................... 62
         5.9  Pro Rata Treatment and Payments............................... 63
         5.10  Illegality .................................................. 66
         5.11  Requirements of Law ......................................... 67
         5.12  Indemnity ................................................... 70
         5.13  Repayment of Loans; Evidence of Debt......................... 71
         5.14  Replacement of Lenders....................................... 72

SECTION 6

                        REPRESENTATIONS AND WARRANTIES ..................... 73

         6.1  Financial Condition .......................................... 73
         6.2  No Change .................................................... 75
         6.3  Corporate Existence; Compliance with Law...................... 75
         6.4  Corporate Power; Authorization................................ 76
         6.5  Enforceable Obligations....................................... 76
         6.6  No Legal Bar ................................................. 77
         6.7  No Material Litigation........................................ 77
         6.8  Investment Company Act........................................ 78
         6.9  Federal Regulation ........................................... 78
         6.10  No Default .................................................. 78
         6.11  Taxes ....................................................... 78
         6.12  Subsidiaries; Immaterial Subsidiaries........................ 79
         6.13  Ownership of Property; Liens................................. 79
         6.14  ERISA ....................................................... 79
         6.15  Collateral Documents......................................... 80
         6.16  Copyrights, Patents, Permits, Trademarks and Licenses........ 81
         6.17  Environmental Matters........................................ 82


                                      (ii)

                                                                            Page
                                                                            ----


         6.18  Accuracy and Completeness of Information...................... 83

SECTION 7

                             CONDITIONS PRECEDENT ........................... 83

         7.1  Conditions to Initial Loans and Letters of Credit.............. 83
         7.2  Conditions to All Loans and Letters of Credit.................. 90

SECTION 8

                             AFFIRMATIVE COVENANTS .......................... 91

         8.1  Financial Statements .......................................... 91
         8.2  Certificates; Other Information................................ 93
         8.3  Payment of Obligations......................................... 95
         8.4  Conduct of Business and Maintenance of Existence............... 95
         8.5  Maintenance of Property; Insurance............................. 96
         8.6  Inspection of Property; Books and Records; Discussions......... 96
         8.7  Notices ....................................................... 96
         8.8  Environmental Laws ............................................ 98
         8.9  Additional Collateral.......................................... 99

SECTION 9

                              NEGATIVE COVENANTS ............................103

         9.1  Indebtedness ..................................................103
         9.2  Limitation on Liens ...........................................106
         9.3  Limitation on Contingent Obligations...........................108
         9.4  Prohibition of Fundamental Changes.............................110
         9.5  Prohibition on Sale of Assets..................................110
         9.6  Limitation on Investments, Acquisitions, Loans and Advances....113
         9.7  Capital Expenditures ..........................................116
         9.8  Interest Rate Agreements.......................................117
         9.9  Debt to EBITDA ................................................117
         9.10  Interest Coverage ............................................119
         9.11  Minimum Consolidated EBITDA...................................120
         9.12  Limitation on Dividends.......................................121
         9.13  Transactions with Affiliates..................................122
         9.14  Prepayments and Amendments of Subordinated Debt...............123
         9.15  Limitation on Changes in Fiscal Year..........................123
         9.16  Limitation on Business........................................123
         9.17  Designated Senior Indebtedness................................124
         9.18  Limitation on Issuance of Capital Stock.......................124


                             (iii)

                                                                           Page
                                                                           ----


SECTION 10

                              EVENTS OF DEFAULT ............................125

SECTION 11

                        THE AGENTS; THE ISSUING LENDER .....................129

         11.1  Appointment .................................................129
         11.2  Delegation of Duties.........................................129
         11.3  Exculpatory Provisions.......................................130
         11.4  Reliance by Co-Arrangers.....................................130
         11.5  Notice of Default ...........................................131
         11.6  Non-Reliance on Agents and Other Lenders.....................131
         11.7  Indemnification .............................................132
         11.8  Each Agent in its Individual Capacity........................132
         11.9  Successor Administrative Agent...............................132
         11.10  Issuing Lender as Issuer of Letters of Credit...............133

SECTION 12

                                MISCELLANEOUS ..............................133

         12.1  Amendments and Waivers........................................133
         12.2  Notices ......................................................135
         12.3  No Waiver; Cumulative Remedies................................136
         12.4  Survival of Representations and Warranties....................136
         12.5  Payment of Expenses and Taxes.................................137
         12.6  Successors and Assigns; Participations and Assignments........139
         12.7  Set-off ......................................................144
         12.8  Payments Pro Rata. ...........................................144
         12.9  Counterparts. ................................................145
         12.10  Governing Law; No Third Party Rights.........................145
         12.11  Submission to Jurisdiction; Waivers..........................146
         12.12  Releases ....................................................146
         12.13  Interest ....................................................147
         12.14  Special Indemnification......................................147
         12.15  Permitted Payments and Transactions..........................148
         12.16  Co-Arrangers; Administrative Agent...........................149
         12.17  Certain Provisions Regarding Alabama Mortgaged Property......149


SCHEDULES



                                      (iv)

Schedule I                    List of Addresses for Notices; Lending Offices;
                              Commitment Amounts
Schedule II                   Pricing and Commitment Fee Grid
Schedule III                  Qualified Account Debtors
Schedule 6.11                 Taxes
Schedule 6.12                 Subsidiaries
Schedule 6.13                 Fee and Leased Properties
Schedule 6.15(b)              UCC Filing Offices
Schedule 6.16                 Patents, Trademarks and Copyrights
Schedule 9.1(a)               Existing Indebtedness
Schedule 9.2(h)               Existing Liens
Schedule 9.3(d)               Existing Contingent Obligations


EXHIBITS

EXHIBIT A-1                   Form of B Term Loan Note
EXHIBIT A-2                   Form of C Term Loan Note
EXHIBIT B                     Form of Revolving Credit Note
EXHIBIT C                     Form of Receivables Financing Note
EXHIBIT D                     Form of Swing Line Note
EXHIBIT E                     Form of Assignment and Acceptance
EXHIBIT F-1                   Form of Company Security Agreement
EXHIBIT F-2                   Form of Subsidiary Security Agreement
EXHIBIT G-1                   Form of Holdings Guarantee
EXHIBIT G-2                   Form of Subsidiary Guarantee
EXHIBIT H-1                   Form of Company Pledge Agreement
EXHIBIT H-2                   Form of Holdings/Subsidiary Pledge Agreement
EXHIBIT I                     Form of Subsection 5.11(d)(2) Certificate
EXHIBIT J-1                   Form of Opinion of Gibson, Dunn & Crutcher LLP
EXHIBIT J-2                   Form of Opinion of General Counsel to the Company
EXHIBIT K-1                   Form of Holdings Closing Certificate
EXHIBIT K-2                   Form of Company Closing Certificate
EXHIBIT K-3                   Form of Subsidiaries Closing Certificate
EXHIBIT L                     Form of Mortgage
EXHIBIT M                     Form of Borrowing Base Certificate
EXHIBIT N                     Form of Letter of Credit Request



                                       (v)

         CREDIT AGREEMENT, dated as of November 24, 1997, among WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "COMPANY"), the several lenders from time to time parties hereto (the "LENDERS"), BANKERS TRUST COMPANY, as administrative agent for the Lenders and as co-arranger (in such capacity, the "ADMINISTRATIVE AGENT"), MERRILL LYNCH CAPITAL CORPORATION, as syndication agent and as co-arranger (in such capacity, the "SYNDICATION AGENT" and, together with the Administrative Agent, the "CO- ARRANGERS"), THE CHASE MANHATTAN BANK, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") and GOLDMAN SACHS CREDIT PARTNERS, L.P., as co-agent (the "CO-AGENT", and together with the Administrative Agent, the Syndication Agent and the Documentation Agent, the "AGENTS").

                             W I T N E S S E T H :
                             - - - - - - - - - -
         WHEREAS, Investcorp Investment Equity Limited ("IIEL"), an affiliate of Investcorp, S.A., certain of its affiliated entities and other initial investors (collectively, the "INVESTORS") and Werner Holding Co. (PA), Inc., a Pennsylvania corporation ("Holdings") have entered into an Amended and Restated Recapitalization Agreement, dated as of October 27, 1997, as amended (together with any schedule (including those contained in the Company Disclosure Letter thereto) attached thereto, as amended, supplemented or otherwise modified from time to time, the "RECAPITALIZATION AGREEMENT"), which will effect a recapitalization (the "Recapitalization") of Holdings;

         WHEREAS, upon the consummation of the Recapitalization, the Investors will own at least 66.7% of the common stock of Holdings and certain existing shareholders and management (the "EXISTING SHAREHOLDERS") will own the remaining portion of such common stock;

         WHEREAS, Holdings and the Company intend to finance the Recapitalization (including the refinancing of certain existing indebtedness) and related premiums, fees and expenses from the following sources: (a) $182,000,000 in common equity (consisting of a cash investment of at least $122,700,000 from the Investors, with the balance consisting of retained common equity equal to (x) in the case of existing management shareholders, approximately $23,700,000 and (y) in the case of other existing shareholders, approximately $35,600,000 (with the transactions described in this clause (a) being hereinafter referred to as the "EQUITY CONTRIBUTION"); (b) $320,000,000 from the senior secured credit facilities provided for herein comprised of a $90,000,000 B term loan facility, a $55,000,000 C term loan facility, a $100,000,000 revolving credit facility and a $75,000,000 receivables financing credit facility; and (c) $135,000,000 in gross cash proceeds from an issuance by the

Company of either (i) subordinated unsecured loans or (ii) senior subordinated notes; and

         WHEREAS, the Company has requested the Lenders to make loans and other extensions of credit available to the Company to enable the Company to finance a portion of the Recapitalization and for the other purposes set forth herein;

         NOW, THEREFORE, the Company, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender and the Lenders agree as follows:

                                    SECTION 1

                                   DEFINITIONS
                                   -----------

           1.1 DEFINED TERMS. As used in this Agreement, the terms defined in the caption hereto shall have the meanings set forth therein, and the following terms have the following meanings:

           "ACQUIRED CAPITAL EXPENDITURES": as defined in subsection 9.7.

           "ACQUIRED PERSON": as defined in subsection 9.7.

           "ADDITIONAL MORTGAGE": as defined in subsection 8.9(f).

           "ADJUSTED WORKING CAPITAL": at any time shall mean an amount equal to the Consolidated Current Assets at such time minus
     Consolidated Current Liabilities at such time.


           "ADJUSTMENT DATE": as defined in the definition of Applicable
     Margin.

           "ADMINISTRATIVE AGENT": as defined in the preamble hereto.

           "AFFECTED EURODOLLAR LOANS": as defined in subsection 5.4(b).

           "AFFILIATE": of any Person (a) any Person (other than the Company or a Wholly-Owned Subsidiary Guarantor) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or
     (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, proxy or otherwise.

           "AGENTS": as defined in the preamble hereto.

           "AGGREGATE UNUTILIZED COMMITMENT": with respect to any Lender at any time shall mean the sum of (a) each Lender's Available Revolving Credit Commitment at such time plus (b) such Lender's Available Receivables Financing Commitment at such time.

           "AGREEMENT": this Credit Agreement, as amended, supplemented or modified from time to time.

           "ALTERNATE BASE RATE": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of
     (a) the Prime Rate in effect on such day and (b) the Base CD Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors); and "BASE CD RATE" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "THREE-MONTH SECONDARY CD RATE" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business
     Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Base CD Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Base CD Rate, respectively.

           "ALTERNATE BASE RATE LOANS": Loans at such time as they are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

           "APPLICABLE MARGIN": for B Term Loans, C Term Loans, Revolving Credit Loans, Receivables Financing Loans and Swing Line Loans of the Types set forth below, the rate per annum set forth under the relevant column heading opposite such Loans below:

                                        Alternate Base
                                              Rate                Eurodollar
                                              Loans                 Loans
                                              -----                 -----

           B Term Loans                       1.50%                2.50%

           C Term Loans                       1.75%                2.75%

           Revolving Credit Loans             1.25%                2.25%

           Receivables Financing Loans    0.50% (or, at            1.50% (or, at
                                          any time on            any time on
                                           and after              and after
                                          May 31, 1998,         May 31, 1998,
                                              1.25%)               2.25%)

           Swing Line Loans                   1.25%             Not applicable

           ; PROVIDED that the Applicable Margin with respect to B Term Loans, C Term Loans, Revolving Credit Loans, Receivables Financing Loans and Swing Line Loans will be adjusted on each Adjustment Date (as defined below) to the applicable rate per annum set forth in the pricing grid attached hereto as Schedule II based on the Leverage Ratio as determined from the relevant financial statements delivered pursuant to subsection 8.1(a) or
           (b). Changes in the Applicable Margin resulting from changes in the Leverage Ratio shall become effective on the date (the "ADJUSTMENT DATE") on which such financial statements are delivered to the Lenders (but in any event not later than the 50th day after the end of each of the first three quarterly periods of each fiscal year or the 95th day after the end of each fiscal year as the case may be) and shall remain in effect until the next change to be effected pursuant to this definition, PROVIDED that (a) the Applicable Margin shall be initially the rate per annum set forth under the relevant column heading above; (b) the first Adjustment Date shall not occur until the later of (x) the date of delivery of financial statements pursuant to subsection 8.1(b) for the fiscal quarter ended March 31, 1998 or (y) May 31, 1998; (c) if for any reason the financial statements required by subsection 8.1(a) or (b), as the case may be, are not timely delivered to the Lenders, the Leverage Ratio shall be (i) during the period from the date upon which such financial statements were required to be delivered until the date upon which they actually are delivered, the Applicable Margin in effect immediately prior to the date such financial statements were due, and (ii) if such financial statements, when actually delivered, would have required an increase in the Applicable Margin over the Applicable Margin in effect immediately prior to the date such financial statements were due, the Company shall promptly following the delivery of such financial statements pay to the Lenders and the Administrative Agent any additional amounts of interest or fees which would have been payable on any previous Interest Payment Date had such higher Applicable Margin been in effect from the date such financial statements were required to be delivered; and (d) if any Default or Event of Default shall have occurred and be continuing on any Adjustment Date, the Applicable Margins for the various Types and Tranches of Loans shall in no event be reduced on such Adjustment Date (from the Applicable Margins as in effect immediately before such Adjustment Date).

                      "ASSET SALE": (i) any sale, sale-leaseback, or other disposition by the Company or any Subsidiary restricted by subsection 9.5 of any of its property or assets, including the stock of any Subsidiary, except sales and dispositions permitted by subsections 9.5(a), (b), (c), (f), (g), (h), (k) and (l),
           (ii) any partial or complete liquidation of any Captive Insurance Subsidiary (including by way of a return of excess assets therefrom following any transfer of liabilities of the respective Captive Insurance Subsidiary), including, without limitation, as contemplated by subsection 9.5(j) and (iii) any sale, sale-leaseback or other disposition of assets by Holdings.

                      "ASSIGNEE": as defined in subsection 12.6(c).

                      "ASSIGNMENT AND ACCEPTANCE": an assignment and acceptance substantially in the form of Exhibit E.

                      "AVAILABLE RECEIVABLES FINANCING COMMITMENT": as to any Lender, at any particular time, an amount equal to (a) the amount of such Lender's Receivables Financing Commitment at such time LESS (b) the aggregate unpaid principal amount at such time of all Receivables Financing Loans made by such Lender pursuant to subsection 4.1: collectively as to all the Lenders, the "AVAILABLE RECEIVABLES FINANCING COMMITMENTS".

                      "AVAILABLE REVOLVING CREDIT COMMITMENT": as to any Lender, at a particular time, an amount equal to (a) the amount of such Lender's Revolving Credit Commitment at such time LESS
           (b) the sum of (i) the aggregate unpaid
           principal amount at such time of all Revolving Credit Loans made by such Lender pursuant to subsection 3.1, (ii) such Lender's Revolving Credit Commitment Percentage of the aggregate unpaid principal amount at such time of all Swing Line Loans, PROVIDED that for purposes of calculating the Revolving Credit Commitments pursuant to subsection 3.2 the amount referred to in this clause (ii) shall be zero, (iii) such Lender's L/C Participating Interest in the aggregate amount available to be drawn at such time under all outstanding Letters of Credit issued by the Issuing Lender and (iv) such Lender's Revolving Credit Commitment Percentage of the aggregate outstanding amount of L/C Obligations; collectively, as to all the Lenders, the "AVAILABLE REVOLVING CREDIT COMMITMENTS".

                      "B INSTALLMENT PAYMENT DATE": as defined in subsection 5.4(e)(i).

                      "B MATURITY DATE": November 30, 2004.

                      "B TERM LOAN": as defined in subsection 2.1(a).

                      "B TERM LOAN COMMITMENT": as to any Lender, its obligation to make a B Term Loan to the Company pursuant to subsection 2.1(a) in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "B Term Loan Commitment" or in Schedule 1 to the Assignment and Acceptance pursuant to which a Lender acquires its B Term Loan Commitment, as the same may be adjusted pursuant to subsection 12.6(c); collectively, as to all the Lenders, the "B TERM LOAN COMMITMENTS".

                      "B TERM LOAN COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage of the aggregate B Term Loan Commitments then constituted by such Lender's B Term Loan Commitment.

                      "B TERM LOAN LENDER": Each Lender which has any outstanding B Term Loans or a B Term Loan Commitment.

                      "B TERM LOAN NOTE": as defined in subsection 5.13(e).

                      "BANKRUPTCY CODE": Title I of the Bankruptcy Reform Act of 1978, as amended and codified at Title 11 of the United States Code.

                      "BASE AMOUNT": as defined in subsection 9.7.

                      "BOARD": the Board of Governors of the Federal Reserve System, together with any successor.

                      "BORROWING BASE": shall mean, as at any date on which the amount thereof is being determined, an amount equal to 80% of Eligible Receivables on the date with respect to which the most recent Borrowing Base Certificate was required to be prepared.

                      "BORROWING BASE CERTIFICATE": shall have the meaning provided in subsection 8.1(e).

                      "BORROWING BASE DEFICIENCY": shall mean, at any time, the amount, if any, by which the sum of the aggregate principal amount of Receivables Financing Loans then outstanding exceeds the Borrowing Base then in effect.

                      "BORROWING DATE": any Business Day specified in a notice pursuant to (a) subsection 3.4 or 5.1 as a date on which the Company requests the Swing Line Lender or the Lenders to make Loans hereunder or (b) subsection 3.5 as a date on which the Company requests the Issuing Lender to issue a Letter of Credit hereunder.

                      "BRIDGE COMMITMENT LETTER": the Commitment Letter and term sheet thereto dated as of November 14, 1997 by and between Investcorp Investment Equity Limited, on its behalf and on behalf of certain of its affiliates and other investors and The Chase Manhattan Bank, Chase Securities Inc., DLJ Bridge Finance, Inc. and Goldman Sachs Credit Partners L.P.


                      "BRIDGE LOAN AGREEMENT": the Bridge Loan Agreement that may be entered into pursuant to the Bridge Commitment Letter among The Chase Manhattan Bank, Chase Securities Inc., DLJ Bridge Finance, Inc. and Goldman Sachs Credit Partners L.P. and the Company, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms of this Agreement.

                      "BRIDGE SUBORDINATED DEBT": the subordinated bridge loans or exchange notes of the Company outstanding from time to time pursuant to the Bridge Loan Agreement or the Indenture contemplated thereby.

                      "BRIDGE SUBORDINATED DEBT DOCUMENTS": the Bridge Loan Agreement and the notes evidencing the Bridge Subordinated Debt.

                      "BTCo": Bankers Trust Company, in its individual capacity.

                      "BUSINESS DAY": with respect to Eurodollar Loans, a day other than a Saturday, Sunday or other day on which commercial banks in New York City or London are authorized or required to close; for all other purposes under this

           Agreement, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

                      "C INSTALLMENT PAYMENT DATE": as defined in subsection 5.4(e)(ii).

                      "C MATURITY DATE": November 30, 2005.

                      "C TERM LOAN": as defined in subsection 2.1(b).

                      "C TERM LOAN COMMITMENT": as to any Lender, its obligation to make a C Term Loan to the Company pursuant to subsection 2.1(b) in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "C Term Loan Commitment" or in Schedule 1 to the Assignment and Acceptance pursuant to which a Lender acquires its C Term Loan Commitment, as the same may be adjusted pursuant to subsection 12.6(c); collectively, as to all the Lenders, the "C TERM LOAN COMMITMENTS".

                      "C TERM LOAN COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage of the aggregate C Term Loan Commitments then constituted by such Lender's C Term Loan Commitment.

                      "C TERM LOAN LENDER": each Lender which has any outstanding C Term Loans or a C Term Loan Commitment.

                      "C TERM LOAN NOTE": as defined in subsection 5.13(e).

                      "CAPITAL EXPENDITURES": for any period, all amounts which would, in accordance with GAAP, be set forth as capital expenditures (exclusive of any amount attributable to capitalized interest) on the consolidated statement of cash flows or other similar statement of the Company and its Subsidiaries for such period and shall in any event include expenditures in connection with acquisitions the Company elects to be included as Capital Expenditures pursuant to subsection 9.6(g)(B) but shall exclude (x) any expenditures made with the proceeds of condemnation or eminent domain proceedings affecting real property or with insurance proceeds and (y) any expenditures made in connection with subsection 9.5(i); PROVIDED that, any Capital Expenditures financed with the proceeds of any Indebtedness permitted hereunder (other than Indebtedness incurred hereunder) shall be deemed to be a Capital Expenditure only in the period in which, and by the amount which, any principal of such Indebtedness is repaid.

                      "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                      "CAPTIVE INSURANCE SUBSIDIARY": MIICA and its Subsidiaries and any other captive insurance subsidiary of the Company.

                      "CASH EQUIVALENTS": (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any Lender or with any domestic (in the case of any investments, acquisitions or holdings by the Company or its Domestic Subsidiaries) commercial bank or trust company having capital and surplus in excess of $300,000,000,
           (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
           (a) and (b) entered into with any financial institution meeting the qualifications specified in clause (b) above, (d) commercial paper having the highest rating obtainable from S&P or Moody's and in each case maturing within one year after date of acquisition; (e) investment funds investing 95% of their assets in securities of the type described in clauses (a)-(d) above,
           (f) readily marketable direct obligations issued by any state of the United States or any political subdivision thereof having one of the two highest rating categories obtainable from either S&P or Moody's and (g) indebtedness with a rating of "A" or higher from S&P or "A2" or higher from Moody's.

                      "C/D ASSESSMENT RATE": for any day the net annual assessment rate (rounded upwards, if necessary, to the next 1/100 of 1%) determined by the Administrative Agent to be payable on such day to the Federal Deposit Insurance Corporation or any successor ("FDIC") for FDIC's insuring time deposits made in Dollars at offices of the Administrative Agent in the United States.

                      "C/D RESERVE PERCENTAGE": for any day as applied to any Base CD Rate, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

                      "CHANGE IN LAW": with respect to any Lender, the adoption of, or change in, any law, rule, regulation, policy, guideline or directive (whether or not having the force of law) or any change in the interpretation or application thereof by any Governmental Authority having jurisdiction over such Lender, in each case after the Closing Date.

                      "CHANGE OF CONTROL": shall be considered to have occurred if (i) at any time prior to an IPO by Holdings or the Company, Investcorp or any of its Affiliates (PROVIDED that for purposes of this definition only the reference to 25% in the definition of Affiliate contained in subsection 1.1 shall be deemed to be 51%) or Subsidiaries, any Person that is a member of the senior management of the Company or Holdings, or any entity the majority of the equity ownership interests of which is owned by such senior management of the Company or Holdings, shall cease to own, directly or indirectly, in the aggregate, at least 51% of the issued and outstanding voting stock of Holdings, free and clear of all Liens, (ii) at any time after an IPO by Holdings or the Company, any Person (other than Investcorp, any of its Affiliates or Subsidiaries, any Person that is a member of the senior management of the Company or Holdings, any entity the majority of the equity ownership interests of which is owned by such senior management of the Company or Holdings, any Person acting in the capacity of an underwriter or, in the case of the Company, Holdings), whether singly or in concert with one or more Persons, shall, directly or indirectly, have acquired, or acquire the power (x) to vote or direct the voting of 30% or more, on a fully diluted basis, of the outstanding common stock of Holdings or the Company or
           (y) to elect or designate for election a majority of the Board of Directors of Holdings or the Company by voting power, contract or otherwise, (iii) at any time (whether before or after an IPO by Holdings), Holdings for any reason ceases to own 100% of the outstanding Capital Stock of the Company (other than common (or other voting) stock of the Company sold pursuant to an IPO of the Company) or (iv) a Liquidity Event (as defined in Exhibit B to Holdings' Amended and Restated Articles of Incorporation, as in effect on the Closing Date and as same may be amended, modified or supplemented from time to time) shall occur, except if the Liquidity Event occurs solely as a result of an IPO by the Company or Holdings, in which the equity securities sold by the Company or Holdings, as the case may be, represent at least 10% of the equity securities of such issuer outstanding at the conclusion of such IPO.

                      "CLOSING DATE": the date (which shall be on or prior to January 31, 1998) on which the Lenders make their initial Loans.

                      "CO-AGENT": as defined in the preamble hereto.

                      "CO-ARRANGERS": as defined in the preamble hereto.

                      "CODE": the Internal Revenue Code of 1986, as amended from time to time.

                      "COLLATERAL": all assets of the Credit Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

                      "COMMERCIAL L/C": a commercial documentary Letter of Credit under which the Issuing Lender agrees to make payments in Dollars for the account of the Company, on behalf of the Company or a Subsidiary, in respect of obligations of the Company or such Subsidiary in connection with the purchase of goods or services in the ordinary course of business.

                      "COMMITMENT": as to any Lender at any time, such Lender's Swing Line Commitment, B Term Loan Commitment, C Term Loan Commitment, Revolving Credit Commitment and Receivables Financing Commitment; collectively, as to all the Lenders, the "COMMITMENTS".

                      "COMMITMENT PERCENTAGE": as to any Lender at any time, its B Term Loan Commitment Percentage, C Term Loan Commitment Percentage, Revolving Credit Commitment Percentage or its Receivables Financing Commitment Percentage, as the context may require.

                      "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414(b) or (c) of the Code.

                      "COMPANY": as defined in the preamble hereto.

                      "COMPANY PLEDGE AGREEMENT": the Pledge Agreement, substantially in the form of Exhibit H-1, to be made by the Company in favor of the Administrative Agent, for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

                      "COMPANY SECURITY AGREEMENT": the Company Security Agreement, substantially in the form of Exhibit F-1, to be made by the Company in favor of the Administrative Agent, for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

                      "CONSOLIDATED CURRENT ASSETS": at a particular date, all amounts (other than cash and Cash Equivalents) which would, in conformity with GAAP, be included under current assets on a consolidated balance sheet of the Company and its Subsidiaries as at such date, excluding any current assets of Captive Insurance Subsidiaries.

                      "CONSOLIDATED CURRENT LIABILITIES": at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of the Company and its Subsidiaries as at such date, excluding (x) the current portion of long-term debt and the entire outstanding principal amount of the Loans and (y) any current liabilities of Captive Insurance Subsidiaries.

                      "CONSOLIDATED EBITDA": for any period, the Consolidated Net Income of the Company and its Subsidiaries for such period, PLUS (or MINUS, in the case of non-cash gains described in clause (r) (to the extent such gains are included) and clause (s) below), without duplication and to the extent reflected as a charge (or gain) in the statement of such Consolidated Net Income for such period, the sum of (a) total income tax expense (including, without duplication, dividends or distributions for taxes paid pursuant to subsection 9.12(f)),
           (b) interest expense (including, for this purpose, Receivables Facility Interest Expense, whether or not same would constitute interest expense in accordance with GAAP), amortization or writeoff of debt discount, debt issuance, warrant and other equity issuance costs and commissions, discounts, redemption premium and other fees and charges associated with the Loans, letters of credit permitted hereunder, Financing Leases, the Subordinated Debt or the acquisition or repayment of any debt securities of the Company permitted hereunder, and net costs associated with Interest Rate Agreements to which the Company is a party in respect of the Loans (including commitment fees and other periodic bank charges), (c) costs of surety bonds, (d) depreciation and amortization expense, (e) amortization of inventory write-up under APB 16, amortization of intangibles (including, but not limited to, goodwill and costs of interest-rate caps and the cost of non-competition agreements) and organization costs, (f) non-cash amortization of Financing Leases, (g) franchise taxes, (h) the fees, expenses and other costs incurred in connection with the Recapitalization, including payments to management of the Company or Holdings contemplated by the Recapitalization Agreement, in each case, to the extent that such fee, expense or cost was disclosed in the Offering Memorandum, together with all other management fees paid as contemplated by subsection 12.15 and charges related to management fees prepaid in connection with the Recapitalization,
           (i) all cash dividend payments (and non-cash dividend expenses) on any series of preferred stock, (j) any expenses incurred in connection with any merger, any acquisition or joint venture permitted herein, (k) any other write-downs, write-offs, minority interests and other non-cash charges or expenses, (l) insurance reserves LESS cash payments in respect of such reserves, (m) any non-cash restructuring charge or reserve less cash payments in respect of such reserves, (n) expenses and charges related to any equity offering, (o) expenses consisting of internal software development costs that are expensed during the period but could have been capitalized in accordance with GAAP, (p) securitization expense, (q) nonrecurring litigation or claim settlement charges or expenses, (r) any unrealized gains or losses with respect to Permitted Insurance Company Investments held in any Captive Insurance Subsidiary shall be excluded, and
           (s) losses or charges (or minus any gains) from the sale of assets outside the ordinary course of business, together with any related provisions for taxes on such gain or loss or charges; PROVIDED that (i) the cumulative effect of a change in accounting principles (effected either through cumulative effect adjustment or a retroactive application) shall be excluded, (ii) the net income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) the impact of foreign currency and hedging translations and transactions shall be excluded, and
           (iv) all other extraordinary gains, losses and charges shall be excluded; PROVIDED FURTHER, that Consolidated EBITDA for any quarterly period that begins prior to the Closing Date shall be determined as follows: (w) Consolidated EBITDA for the fiscal quarter ended March 31, 1997 shall be deemed to be $11,100,000,
           (x) Consolidated EBITDA for the fiscal quarter ended June 30, 1997 shall be deemed to be $18,400,000, (y) Consolidated EBITDA for the fiscal quarter ended September 30, 1997 shall be deemed to be $15,800,000, and (z) Consolidated EBITDA for the fiscal quarter ended December 31, 1997 shall be deemed to be the Consolidated EBITDA for such quarter as determined above (and without regard to this proviso), adjusted by adding thereto $2,600,000, representing adjustments for private company expenses, normalized MIICA investment income and reductions in management compensation.

                      "CONSOLIDATED FUNDED INDEBTEDNESS": at a particular date, the sum of (x) all Indebtedness (other than Indebtedness described in clauses (b), (c) or (f) of the definition of "Indebtedness" included in this subsection 1.1), of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP at such date and (y) without duplication of amounts already included pursuant to preceding clause (x), the aggregate amount of all Receivables Facility Attributed Indebtedness then outstanding.

                      "CONSOLIDATED NET INCOME": for any period, net income of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; PROVIDED that: (i) the net income (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the Company or a Wholly-Owned Subsidiary, (ii) net income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that net income is prohibited or not permitted at the date of determination and (iii) Consolidated Net Income shall be reduced by, without duplication, dividends or distributions paid by the Company pursuant to subsections 9.12(e) and (f).

                      "CONTINGENT OBLIGATION": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
           (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
           (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount (based on the maximum reasonably anticipated net liability in respect thereof as determined by the Company in good faith) of the primary obligation or portion thereof in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated net liability in respect thereof (assuming such Person is required to perform thereunder) as determined by the Company in good faith.

                      "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

                      "CREDIT DOCUMENTS": the collective reference to this Agreement, the Notes, the Pledge Agreements, the Security Agreements, the Mortgages and the Guarantees.

                      "CREDIT PARTIES": the collective reference to Holdings, the Company and each Subsidiary which may from time to time be party to a Credit Document.

                      "DEFAULT": any of the events specified in Section 10, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                      "DOCUMENTATION AGENT": as defined in the preamble hereto.

                      "DOLLARS" and "$": dollars in lawful currency of the United States.

                      "DOMESTIC SUBSIDIARY": any Subsidiary other than a Foreign Subsidiary.

                      "ELIGIBLE RECEIVABLES": shall mean the total face amount of the receivables of the Company and the Wholly-Owned Subsidiary Guarantors which conform to the representations and warranties with respect to receivables contained in the Security Agreements (including, without limitation, that the Administrative Agent shall have and maintain a first priority perfected security interest in all such receivables), less any returns, discounts, claims, credits and allowances of any nature (whether issued, owing, granted or outstanding) and less reserves taken by the Company or its respective Subsidiary with respect to the receivables and excluding, without duplication,
           (i) bill and hold (deferred shipment) transactions and progress billings, (ii) contracts or sales to any Affiliate, (iii) all receivables which have not been paid in full within 120 days after the invoice date thereof or which have been disputed by the account debtor, (iv) receivables of account debtors residing or located outside the United States, (v) receivables of any account debtor with respect to which any action or event of the types described in subsection 10(f) has occurred, (vi) receivables of any account debtor of which 15% or more of the aggregate outstanding receivables of such account debtor owed to the Company and Wholly-Owned Subsidiary Guarantors would be excluded pursuant to clause (iii) hereof, (vii) to the extent that the receivables of any account debtor exceed 10% (or, in the case of a Qualified Account Debtor, 25%) of the total outstanding receivables of all account debtors owed to the Company and Wholly-Owned Subsidiary Guarantors, all receivables of such account debtor in excess of such 10% (or 25%), (viii) receivables with respect to which the Administrative Agent does not have a valid, first priority and perfected security interest and (ix) any receivable subject to a Lien (other than (x) Liens granted to the Collateral Agent as contemplated hereunder and
           (y) so long as the Collateral Agent maintains a first priority perfected security interest in such receivables, junior liens that are Permitted Liens as described in clauses (a) and (b) of subsection 9.2).

                      "ENVIRONMENTAL LAWS": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority or requirements of law (including, without limitation, common law) regulating or imposing liability or standards of conduct concerning environmental or public health protection matters, including, without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

                      "ENVIRONMENTAL PERMITS": any and all permits, licenses, registrations, notifications, exemptions and any other authorizations required under any Environmental Law.

                      "EQUITY CONTRIBUTION": as defined in the Recitals hereto.

                      "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                      "EUROCURRENCY RESERVE REQUIREMENTS": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                      "EURODOLLAR BASE RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Association Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; PROVIDED that if there shall at any time no longer exist a Telerate British Bankers Association Interest Settlement Rates Page, "Eurodollar Base Rate" shall mean, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which BTCo is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the euro-dollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period. "TELERATE BRITISH BANKERS ASSOC. INTEREST SETTLEMENT RATES PAGE" shall mean the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

                      "EURODOLLAR LENDING OFFICE": as to any Lender the office of such Lender which shall be making or maintaining Eurodollar Loans.

                      "EURODOLLAR LOANS": Loans at such time as they are made and/or being maintained at a rate of interest based upon a Eurodollar Rate.

                      "EURODOLLAR RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                   ____________________________________

                  1.00 - Eurocurrency Reserve Requirements

                      "EVENT OF DEFAULT": any of the events specified in
           Section 10, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                      "EXCESS CASH FLOW": for each Excess Cash Flow Period of the Company the excess of (a) the sum of (i) Consolidated EBITDA for such Excess Cash Flow Period plus (ii) the decrease, if any, in Adjusted Working Capital from the first day of the respective Excess Cash Flow Period to the last day of the respective Excess Cash Flow Period, over (b) the sum, without duplication, of (i) the aggregate amount actually paid by the Company and its Subsidiaries in cash during such Excess Cash Flow Period on account of capital expenditures or acquisitions (other than capital expenditures made with the proceeds of eminent domain or condemnation proceedings to the extent such proceeds are not included in the determination of Consolidated EBITDA for such Excess Cash Flow Period), (ii) the aggregate amount of payments of principal in respect of any Indebtedness during such Excess Cash Flow Period (other than any such payments of principal (1) pursuant to subsections 5.4(c) and
           (g), (2) in respect of any revolving credit or similar facility to the extent that there is not an equivalent reduction in such facility or (3) otherwise made with proceeds of asset sales or refinancing Indebtedness), (iii) the increase, if any, in Adjusted Working Capital from the first day of such Excess Cash Flow Period to the last day of such Excess Cash Flow Period,
           (iv) cash interest
           expense (including fees paid in connection with letters of credit and surety bonds and commitment fees and other periodic bank charges and including Receivables Facility Interest Expense, whether or not same would constitute interest expense in accordance with GAAP) of the Company and its consolidated Subsidiaries (determined on a consolidated basis) for such period, (v) the amount of taxes actually paid in cash by the Company and its Subsidiaries for such Excess Cash Flow Period (including, without limitation, any dividend or distribution pursuant to subsection 9.12(f)) either during such Excess Cash Flow Period or within a normal payment period thereof (PROVIDED that any amount deducted pursuant to this clause (v) which was not actually paid during the respective Excess Cash Flow Period shall not again be deducted in determining Excess Cash Flow for any other Excess Cash Flow Period of the Company), (vi) to the extent added to Consolidated Net Income of the Company and its Subsidiaries in calculating Consolidated EBITDA for such Excess Cash Flow Period, the net cost of Interest Rate Agreements, franchise taxes and management fees, (vii) without duplication of amounts already deducted in determining Excess Cash Flow, the amount of cash actually paid by the Company in connection with clauses (b), (g), (h), (i), (j), (m), (n), (o), (p), (q) and clauses (iii) and (iv) of the proviso in the definition of Consolidated EBITDA during such Excess Cash Flow Period and
           (viii) the amount of any cash actually paid in connection with reserves other than insurance reserves established in accordance with GAAP or, in the case of insurance reserves, the amount of such reserves taken for that period minus the amount of cash paid during such period, in respect of such reserves and (ix) MIICA investment income for such period; PROVIDED, that to the extent that Excess Cash Flow for any Excess Cash Flow Period (as reduced by this proviso for negative Excess Cash Flow from the prior Excess Cash Flow Period) is less than zero, the amount by which Excess Cash Flow is less than zero shall reduce Excess Cash Flow for the immediately succeeding fiscal year.

                      "EXCESS CASH FLOW PERIOD": means (i) the period (taken as one accounting period) from the Closing Date and ending on December 31, 1998 and (ii) each fiscal year of the Company ended thereafter.

                      "EXISTING CREDIT AGREEMENTS": each of (i) the Amended and Restated Senior Revolving Credit and Term Loan Agreement, dated as of July 31, 1995, as amended, by and between National City Bank, the lenders set forth therein, Werner Co., and Olympus Properties, Inc. and (ii) the Amended and Restated Note Purchase Agreement, dated as of October 1, 1991, as amended, by and between Prudential Insurance Company of America, PRUCO Life Insurance Company, Werner Co. (formerly, R.D. Werner Co., Inc.) and Olympus Properties, Inc.

                      "EXISTING SHAREHOLDERS": as defined in the Recitals hereto.

                      "FACING FEE": As defined in subsection 3.9(b).

                      "FEE PROPERTY": as defined in subsection 6.13.

                      "FINANCING LEASE": (a) any lease of property, real or personal, the obligations under which are capitalized on a consolidated balance sheet of the Company and its consolidated Subsidiaries and (b) any other such lease to the extent that the then present value of any rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

                      "FOREIGN SUBSIDIARY": any Subsidiary which is not organized under the laws of the United States or any state thereof or the District of Columbia.

                      "GAAP": generally accepted accounting principles in the United States in effect from time to time.

                      "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                      "GUARANTEES": the collective reference to the Holdings Guarantee, the Subsidiary Guarantee and any guarantee which may from time to time be executed and delivered by a Subsidiary pursuant to subsection 8.9.

                      "GUARANTOR": Holdings and each Subsidiary Guarantor.

                      "HAZARDOUS MATERIALS": any hazardous materials, hazardous wastes, hazardous pesticides or hazardous or toxic substances, and any other material that may give rise to liability under any Environmental Law, including, without limitation, asbestos, petroleum, any other petroleum products (including gasoline, crude oil or any fraction thereof), polychlorinated biphenyls and urea-formaldehyde insulation.

                      "HIGHEST LAWFUL RATE": as defined in subsection
           12.13.

                      "HOLDINGS": as defined in the Recitals hereto.

                      "HOLDINGS GUARANTEE": the Holdings Guarantee, substantially in the form of Exhibit G-1, to be made by Holdings in favor of the Administrative

           Agent for the ratable benefit of the Lenders, as same may be amended, modified or supplemented from time to time.

                      "HOLDINGS/SUBSIDIARY PLEDGE AGREEMENT": the
           Holdings/Subsidiary Pledge Agreement, substantially in the form of Exhibit H-2, to be made by Holdings and each Subsidiary Guarantor in favor of the Administrative Agent for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

                      "IIEL": as defined in the Recitals hereto.

                      "IMMATERIAL SUBSIDIARY": shall mean any Subsidiary of the Company that owns (and continues to own) no assets (other than nominal assets) and does not (and continues not to) engage in any substantive operations.

                      "INDEBTEDNESS": of a Person, at a particular date,
           (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) the undrawn face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts and demands drawn thereunder and unpaid reimbursement obligations with respect thereto, (c) all liabilities (other than Lease Obligations and liabilities in connection with reserves established in accordance with GAAP) secured by any Lien on any property owned by such Person, even though such Person has not assumed or become liable for the payment thereof, (d) Financing Leases, (e) indebtedness incurred in connection with any Receivables Facility and (f) all indebtedness of such Person arising under acceptance facilities, but excluding (i) trade and other accounts payable and accrued expenses payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person and (ii) letters of credit supporting the purchase of goods in the ordinary course of business and expiring no more than six months from the date of issuance; PROVIDED that obligations in respect of Interest Rate Agreements shall not be included in this definition.

                      "INDUSTRIAL REVENUE BONDS": the industrial revenue bonds, due 2015, in the initial aggregate principal amount of $5,000,000, issued pursuant to the Trust Indenture, dated as of September 1, 1990, between the County of Carroll, Kentucky and Dai-Ichi Kangyo Trust Company of New York, as trustee.

                      "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of
           Section 4245 of ERISA.

                      "INSOLVENT": pertaining to a condition of Insolvency.

                      "INSTALLMENT PAYMENT DATE": means any B Installment Payment Date or C Installment Payment Date.

                      "INTEREST COVERAGE RATIO": on the last day of any fiscal quarter of the Company, the ratio of (a) Consolidated EBITDA for the period of four fiscal quarters ending on such day; to (b) cash interest expense (excluding (i) fees and expenses payable on account of letters of credit, (ii) to the extent included in interest expense in accordance with GAAP, net costs associated with Interest Rate Agreements to which the Company is party in respect of the Loans and other periodic bank charges and amortization of debt discount (including discount of liabilities and reserves established under APB 16) and (iii) costs of debt issuance and interest expense on customer deposits) for such period net of cash interest income, in each case, for or during such period on a consolidated basis for the Company and its Subsidiaries (for purposes of this definition, "CASH INTEREST EXPENSE"); PROVIDED that for purposes of preceding clause (b), (A) the cash interest component (and only the cash interest component) of Receivables Facility Interest Expense for such period shall be included as a component of Cash Interest Expense (and shall be added thereto, to the extent not already reflected therein), regardless of the treatment of amounts constituting Receivables Facility Interest Expense under GAAP; and (B) to the extent Cash Interest Expense is being determined for any period that begins prior to the Closing Date, the following rules shall apply: (y) Cash Interest Expense for all fiscal quarters ended prior to the Closing Date shall be deemed to be $7,500,000 and (z) Cash Interest Expense for the fiscal quarter ended December 31, 1997 shall be deemed to be the sum of (1) Cash Interest Expense for the period from (but excluding) the Closing Date to and including the last day of such fiscal quarter as determined above (and without regard to this proviso) and (2) an amount equal to $4,402,174.

                      "INTEREST PAYMENT DATE": (a) as to Alternate Base Rate Loans, the last day of each March, June, September and December, commencing on the first such day to occur after any Alternate Base Rate Loans are made or any Eurodollar Loans are converted to Alternate Base Rate Loans, (b) as to any Eurodollar Loan in respect of which the Company has selected an Interest Period of one, two or three months, the last day of such Interest Period and (c) as to any Eurodollar Loan in respect of which the Company has selected a longer Interest Period than the periods described in clause (b), the last day of each three calendar month interval during such Interest Period and, in addition, the last day of such Interest Period.

                      "INTEREST PERIOD": with respect to any Eurodollar
                      Loan:

                                 (a) initially, the period commencing on,
                      as the case may be, the Borrowing Date or conversion date with respect to such Eurodollar Loan and ending one, two, three or six months thereafter (or, if and when available to all the relevant Lenders, nine or twelve months thereafter) as selected by the Company in its notice of borrowing as provided in subsection
                      5.1 or its notice of conversion as provided in subsection 5.2; and

                                 (b) thereafter, each period commencing on
                      the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter (or, if and when available to all the relevant Lenders, nine or twelve months thereafter) as selected by the Company by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect to such Eurodollar Loan;

                      PROVIDED that the foregoing provisions relating to Interest Periods are subject to the following:

                                 (A) if any Interest Period would otherwise
                      end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                                 (B) any Interest Period that would
                      otherwise extend beyond (i) in the case of an Interest Period for a B Term Loan or C Term Loan, the final B Installment Payment Date or C Installment Payment Date, respectively, shall end on such B Installment Payment Date or C Installment Payment Date, as the case may be, or, if such B Installment Payment Date or C Installment Payment Date, as the case may be, shall not be a Business Day, on the next preceding Business Day; (ii) in the case of any Interest Period for a Revolving Credit Loan, the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, or if the Revolving Credit Termination Date shall not be a Business Day, on the next preceding Business Day; and
                      (iii) in the case of any Interest Period for a Receivables Financing Loan, the Receivables Financing Termination Date shall end on the Receivables Financing Termination Date, or if the Receivables Financing Termination Date shall not be a Business Day, on the next preceding

                      Business Day;

                                 (C) if the Company shall fail to give
                      notice as provided above in clause (b), it shall be deemed to have selected a conversion of a Eurodollar Loan into an Alternate Base Rate Loan (which conversion shall occur automatically and without need for compliance with the conditions for conversion set forth in subsection 5.2);

                                 (D) any Interest Period that begins on the
                      last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                                 (E) the Company shall select Interest
                      Periods so as not to require a prepayment (to the extent practicable) or a scheduled payment of a Eurodollar Loan during an Interest Period for such Eurodollar Loan.

                      "INTEREST RATE AGREEMENT": any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement.

                      "INVESTCORP": Investcorp S.A., a Luxembourg corporation.

                      "INVESTMENT GRADE SECURITIES": (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by S&P or Baa3 by Moody's or the equivalent of such rating by such rating organization, or if no rating of S&P's or Moody's then exists, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Company and its Subsidiaries and (iii) investments in any fund that invests exclusively in investments of the type described in clauses (i) and (ii) which fund may also hold immaterial amounts of cash pending investment and/or distribution.

                      "INVESTORS": as defined in the Recitals hereto.

                      "IPO": any sale by the Company or Holdings through a public offering of its common (or other voting) stock pursuant to an effective registration statement (other than a registration statement on Form S-4, S-8 or any successor or similar form) filed under the Securities Act of 1933, as amended.

                      "ISSUING LENDERS": BTCo and any of its Affiliates, as issuer of the Letters of Credit; with respect to any Letter of Credit, the term "Issuing Lender" shall mean the Issuing Lender with respect to such Letter of Credit.

                      "L/C OBLIGATIONS": the obligations of the Company to reimburse the Issuing Lender for any payments made by the Issuing Lender under any Letter of Credit that have not been reimbursed by the Company pursuant to subsection 3.8(a).

                      "L/C PARTICIPATING INTEREST": an undivided participating interest in the face amount of each issued and outstanding Letter of Credit.

                      "LEASE OBLIGATIONS": of the Company and its Subsidiaries, as of the date of any determination thereof, the rental commitments of the Company and its Subsidiaries determined on a consolidated basis, if any, under leases for real and/or personal property (net of rental commitments from sub-leases thereof), excluding however, obligations under Financing Leases.

                      "LEASED PROPERTIES": as defined in subsection 6.13.

                      "LENDERS": as defined in the preamble hereto.

                      "LETTER OF CREDIT REQUEST": as defined in subsection
           3.5(a).

                      "LETTERS OF CREDIT": the collective reference to the Commercial L/Cs and the Standby L/Cs; individually, a "LETTER OF CREDIT".

                      "LEVERAGE RATIO": as defined in subsection 9.9; PROVIDED that for purposes of calculating the Leverage Ratio on any date, the cash and Cash Equivalent balances without encumbrances (other than Liens permitted pursuant to subsection 9.2(f)) of the Company and the Wholly-Owned Subsidiary Guarantors on such date shall be deducted from the amount of Consolidated Funded Indebtedness on such date.

                      "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing, except for the filing of financing statements in connection with Lease Obligations incurred by the Company or its Subsidiaries to the extent that such financing statements relate to the property subject to such Lease Obligations).

                      "LOANS": the collective reference to the B Term Loans, the C Term Loans, the Revolving Credit Loans, the Receivables Financing Loans and the Swing Line Loans; individually, a "LOAN".

                      "MIICA" means Manufacturers Indemnity and Insurance Company of America, a Colorado corporation, or any successor thereto.

                      "MOODY'S": Moody's Investors Service, Inc.

                      "MORTGAGED PROPERTIES": (a) the Real Property designated as "Mortgaged Property" on Schedule 6.13 and (b) any fee Real Property covered by a Mortgage delivered pursuant to subsection 8.9(f).

                      "MORTGAGES": as defined in subsection 8.9(e).

                      "MULTIEMPLOYER PLAN": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                      "NET PROCEEDS": for any Person, the aggregate cash proceeds received by such Person or its Subsidiaries in respect of:

                                 (a)(i) any issuance or borrowing of any debt
                      securities or loans by such Person or its Subsidiaries other than debt or loans permitted to be incurred or borrowed pursuant to (x) in the case of the Company and its Subsidiaries, subsection 9.1 and (y) in the case of Holdings, subsection 10(b) of the Holdings Guarantee, or (ii) any issuance of Capital Stock of such Person (excluding any such issuance to any Investor or any Affiliate thereof);

                                 (b) any Asset Sale;

                                 (c) any cash received in respect of
                      substantially like-kind exchanges of property to the extent provided in the proviso to subsection 9.5(e); and

                                 (d) any cash payments received in respect of
                      promissory notes delivered to Holdings or such Subsidiary in respect of an Asset Sale;

           in each case net of (without duplication) (A) the amount required to repay any Indebtedness (other than the Loans) secured by a Lien on any assets of Holdings or a Subsidiary that are collateral for any such debt securities or loans that are sold or otherwise disposed of in connection with such Asset Sale, (B) the reasonable expenses (including legal fees and brokers' and underwriters' commissions, lenders fees or credit enhancement fees, in any case, paid to third parties or, to the extent permitted hereby, Affiliates) incurred in effecting such issuance or sale and (C) any taxes reasonably attributable to such sale and reasonably estimated by Holdings or such Subsidiary to be actually payable.

                      "NON-FUNDING LENDER": as defined in subsection 5.9(c).

                      "NOTES": the collective reference to the B Term Loan Notes, the C Term Loan Notes, the Revolving Credit Notes, the Receivables Financing Notes and the Swing Line Note; each of the Notes, a "NOTE".

                      "OFFERING MEMORANDUM": the offering memorandum dated November 14, 1997 with respect to the Senior Subordinated Notes.

                      "PARTICIPANTS": as defined in subsection 12.6(b).

                      "PARTICIPATING LENDER": any Lender with respect to its L/C Participating Interest in each Letter of Credit.

                      "PAYMENT SHARING NOTICE": a written notice from the Company or any Lender informing the Administrative Agent that an Event of Default has occurred and is continuing and directing the Administrative Agent to allocate payments thereafter received from or on behalf of the Company in accordance with the provisions of subsection 5.9.

                      "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                      "PERMANENT SUBORDINATED DEBT": (i) unsecured notes or debentures of the Company, subordinated to the prior payment of the Loans and the other obligations under the Credit Documents and related Interest Rate Agreements, that may be issued by the Company on the Closing Date, PROVIDED that (a) such notes or debentures have terms which are as favorable to the Lenders as the terms set forth in the Offering Memorandum, (b) no part of the principal amount of any such notes or debentures shall have a scheduled maturity date earlier than November 30, 2006, (c) unless otherwise agreed to by the Required Lenders, (I) the subordination provisions of which are as favorable to the Lenders as such provisions set forth in the Offering Memorandum, (II) the terms and conditions thereof (including, without limitation, subordination, covenant and events of default provisions thereof but excluding any call protection provisions) taken as a whole shall be at least as favorable to the Company and the Lenders as such terms and conditions set forth in the Offering Memorandum, and (III) the non-default cash interest rate thereon shall not exceed 15% per annum and the total non-default interest rate shall not exceed 16% per annum and (d) substantially final drafts of the documentation governing any such notes or debentures, showing the terms thereof, shall have been furnished to the Co-Arrangers at least 5 days prior to the date of issuance of such notes or debentures and (ii) unsecured notes or debentures of the Company, subordinated to the prior payment of the Loans and the other obligations under the Credit Documents and related Interest Rate Agreements, that may be issued by the Company to refinance previously issued Bridge Subordinated Debt or Permanent Subordinated Debt, PROVIDED that (a) unless otherwise agreed to by the Required Lenders, (I) no part of the principal amount of any such notes or debentures shall have a scheduled amortization date earlier then November 30, 2006 and (II) the interest rate and subordination provisions shall be at least as favorable to the Company and the Lenders as such provisions of refinanced Permanent Subordinated Debt and the other terms and conditions thereof (including, without limitation, the covenant and event of default provisions thereof but excluding any call protection provisions) taken as a whole shall be at least as favorable to the Company and the Lenders as such refinanced Bridge Subordinated Debt or Permanent Subordinated Debt, as the case may be, and (b) the conditions contained in clause (i) (d) of this definition shall be met.

                      "PERMITTED INSURANCE COMPANY INVESTMENTS" means investments in (a) Cash Equivalents; (b) Investment Grade Securities; (c) investments of MIICA existing on the Closing Date; and (d) other types of debt and equity securities, real estate or other investments; PROVIDED, HOWEVER, that (i) the aggregate amount of all Permitted Insurance Company Investments referred to in clause (d) shall not, at the time any such investment is made, exceed 40% of all outstanding Permitted Insurance Company Investments made after the Closing Date, and (ii) each Captive Insurance Subsidiary shall at all times have an investment policy approved from time to time by the Board of Directors of Holdings, the Company or such Captive Insurance Subsidiary pursuant to which all Permitted Insurance Company Investments shall be required to be made.

                      "PERMITTED LIENS": Liens permitted to exist under subsection 9.2.

                      "PERSON": an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                      "PLAN": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                      "PLEDGE AGREEMENTS": the collective reference to the Company Pledge Agreement, the Holdings/Subsidiary Pledge Agreement and any pledge agreement from time to time executed and delivered by the Company or any Subsidiary providing for the pledge of the Capital Stock of any Subsidiary pursuant to subsection 8.9.

                      "PRO FORMA BALANCE SHEET": as defined in subsection
           6.1(c).

                      "QUALIFIED ACCOUNT DEBTOR": the account debtors set forth on Schedule III hereto and any other qualified account debtor reasonably acceptable to the Co-Arrangers.

                      "QUALIFIED CAPITAL STOCK": of any Person shall mean any capital stock of such Person which is not Disqualified Stock.

                      "REAL PROPERTY": each Fee Property and Leased Property listed on Schedule 6.13, as well as any other real property or leasehold interest owned, acquired or obtained by the Company and/or its Subsidiaries after the Closing Date.

                      "RECAPITALIZATION": as defined in the Recitals hereto.

                      "RECAPITALIZATION AGREEMENT": as defined in the Recitals hereto.

                      "RECEIVABLES FACILITY": one or more non-recourse receivables facilities providing for the sale, encumbrance or other disposition, at any time or from time to time, of all or a portion of the accounts receivable of the Company or any of its Subsidiaries, whether existing on the date of this Agreement or hereafter arising, PROVIDED that (i) the terms and conditions of each Receivables Facility shall be satisfactory to the Co-Arrangers and (ii) in the case of the initial Receivables Facility, (x) the amount of such initial Receivables Facility shall in no event be less than the amount necessary to pay all outstanding principal, accrued and unpaid interest, and penalties and fees, if any, relating to the Receivables Financing Loans and
           (y) on the date that such
           initial Receivables Facility is effected, the Receivables Financing Commitments shall terminate pursuant to subsection 5.3(b) and all Receivables Financing Loans shall become due and payable in full pursuant to subsection 5.4(g).

                      "RECEIVABLES FACILITY ASSETS": accounts receivable and related ancillary rights, including, without limitation, any security interests or guarantees securing the payment of such receivables, of the Company or any of its Subsidiaries, whether existing on the date hereof or hereafter arising, that are sold, encumbered or disposed of at any time or from time to time in connection with a Receivables Facility.

                      "RECEIVABLES FACILITY ATTRIBUTED INDEBTEDNESS": at any time, the aggregate amount theretofore paid to the Company and/or its Subsidiaries in respect of Receivables Facility Assets sold by them pursuant to one or more Receivables Facilities, in each case to the extent the respective Receivables Facility Assets have not yet been repaid by the respective account debtor or repurchased by the Company and/or its Subsidiaries (excluding any Receivables
           SPV) (it being the intent of the parties that the amount of Receivables Facility Attributed Indebtedness at any time outstanding approximate as closely as possible the principal amount of Indebtedness which would be outstanding at such time under the Receivables Facilities if same were structured as a secured lending agreement rather than a purchase agreement).

                      "RECEIVABLES FACILITY INTEREST EXPENSE": for any period, shall mean all fees, service charges and other costs, as well as all collections or other amounts retained by the Receivables Financiers which are in excess of amounts paid to the Company and its Subsidiaries for the purchase of receivables pursuant to the Receivables Facilities.

                      "RECEIVABLES FINANCIERS": any purchaser or other entity (excluding Holdings and its Subsidiaries) providing financing pursuant to one or more Receivables Facilities.

                      "RECEIVABLES FINANCING COMMITMENT": as to any Lender, its obligations to make Receivables Financing Loans to the Company pursuant to subsection 4.1, in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "Receivables Financing Commitment" or in
           Schedule 1 to the Assignment and Acceptance by which such Lender acquired its Receivables Financing Commitment, as the same may be reduced from time to time pursuant to subsections 5.3, 5.4(b) or 5.4(c) or adjusted pursuant to subsection 12.6(c); collectively, as to all the Lenders, the "RECEIVABLES FINANCING COMMITMENTS".

                      "RECEIVABLES FINANCING COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage of the aggregate Receivables Financing Commitments then constituted by such Lender's Receivables Financing Commitment.

                      "RECEIVABLES FINANCING COMMITMENT PERIOD": the period from and including the Closing Date to but not including the Receivables Financing Termination Date.

                      "RECEIVABLES FINANCING LENDER": any Lender with a Receivables Financing Commitment.

                      "RECEIVABLES FINANCING LOAN" and "RECEIVABLES FINANCING LOANS": as defined in subsection 4.1(a).

                      "RECEIVABLES FINANCING NOTE": As defined in subsection 5.13(e).

                      "RECEIVABLES FINANCING TERMINATION DATE": The earlier of (a) November 30, 2003 and (b) such other earlier date as the Receivables Financings Commitments shall terminate hereunder.

                      "RECEIVABLES SPV": a special purpose company established by the Company or any of its Subsidiaries and so existing solely for purposes of a Receivables Facility.

                      "RECOVERY EVENT": shall mean the receipt by Holdings or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or assets of Holdings or any of its Subsidiaries and
           (ii) under any policy of insurance required to be maintained under subsection 8.5(b).

                      "REFUNDED SWING LINE LOANS": as defined in subsection 3.4(b).

                      "REGISTER": as defined in subsection 12.6(d).

                      "RELATED DOCUMENT": any agreement, certificate, document or instrument relating to a Letter of Credit.

                      "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such Plan is in reorganization as such term is used in Section 4241 of ERISA.

                      "REPORTABLE EVENT": any of the events set forth in
           Section 4043(c) of ERISA, other than those events as to which the thirty day notice is waived under subpart B of PBGC Reg.
           Section 4042.

                      "REQUIRED LENDERS": at a particular time, the holders of at least 51% of the sum of (i) the aggregate unpaid principal amount of the Term Loans, if any, (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of the Revolving Credit Loans, and participations in Swing Line Loans and the aggregate amount available to be drawn at such time under all outstanding Letters of Credit and L/C Obligations and (iii) the Receivables Financing Commitments or, if the Receivables Financing Commitments are terminated, the aggregate unpaid principal amount of the Receivables Financing Loans. The Term Loans, the Revolving Credit Commitments and the Receivables Financing Commitments of any Non-Funding Lender shall be disregarded in determining Required Lenders at any time.

                      "REQUIREMENT OF LAW": as to any Person, the Articles or Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, order, or determination of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                      "RESPONSIBLE OFFICER": with respect to any Person, the president, chief executive officer, the chief operating officer, the chief financial officer, treasurer, controller or any vice president of such Person.

                      "REVOLVING CREDIT COMMITMENT": as to any Lender, its obligations to make Revolving Credit Loans to the Company pursuant to subsection 3.1 and to purchase its L/C Participating Interest in any Letter of Credit, in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "Revolving Credit Commitment" or in Schedule 1 to the Assignment and Acceptance by which such Lender acquired its Revolving Credit Commitment, as the same may be reduced from time to time pursuant to subsection 5.3 or 5.4(c) or adjusted pursuant to subsection 12.6(c); collectively, as to all the Lenders, the "REVOLVING CREDIT COMMITMENTS".

                      "REVOLVING CREDIT COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage of the aggregate Revolving Credit Commitments then constituted by such Lender's Revolving Credit Commitment.

                      "REVOLVING CREDIT COMMITMENT PERIOD": the period from and including the Closing Date to but not including the Revolving Credit Termination Date.

                      "REVOLVING CREDIT LENDER": any Lender with a Revolving Credit Commitment.

                      "REVOLVING CREDIT LOAN" and "REVOLVING CREDIT LOANS": as defined in subsection 3.1(a).

                      "REVOLVING CREDIT NOTE": as defined in subsection
           5.13(e).

                      "REVOLVING CREDIT TERMINATION DATE": the earlier of (a) November 30, 2003 and (b) such other earlier date as the Revolving Credit Commitments shall terminate hereunder.

                      "SECURITY AGREEMENTS": the collective reference to the Company Security Agreement, the Subsidiary Security Agreement and any security agreement which may from time to time be executed and delivered by a Subsidiary of the Company pursuant to subsection 8.9.

                      "SECURITY DOCUMENTS": the collective reference to the Pledge Agreements, the Security Agreements and the Mortgages.

                      "SENIOR SUBORDINATED NOTES": the senior subordinated notes (or any refinancing thereof permitted hereunder) which shall be: (a) issued under the Indenture, dated as of even date herewith between the Company and IBJ Schroder Bank & Trust Company, as Trustee; and (b) shall have material terms and conditions as described in the Offering Memorandum.

                      "SINGLE EMPLOYER PLAN": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                      "S&P": Standard and Poor's Ratings Services, a division of McGraw-Hill Companies, Inc.

                      "STANDARD SECURITIZATION UNDERTAKINGS" means representations, warranties, covenants and indemnities entered into by the Company and its Subsidiaries in connection with a Receivables Facility in each case which are reasonably customary in an off-balance sheet accounts receivable transaction (and which do not amount to guarantees of repayment of amounts from time to time outstanding pursuant to the respective Receivables Facility).

                      "STANDBY L/C": an irrevocable letter of credit under which the Issuing Lender agrees to make payments in Dollars for the account of the Company, on behalf of the Company or any Subsidiary in respect of obligations of the Company or such Subsidiary incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which the Company or such Subsidiary is or proposes to become a party in the ordinary course of the Company's or such Subsidiary's business, including, without limiting the foregoing, for insurance purposes or in respect of advance payments or as bid or performance bonds or for any other purpose for which a standby letter of credit might customarily be issued.

                      "SUBORDINATED DEBT": collectively, the Bridge Subordinated Debt and the Permanent Subordinated Debt.

                      "SUBSECTION 5.11(D)(2) CERTIFICATE": as defined in subsection 5.11(d).

                      "SUBSIDIARY": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. A Subsidiary shall be deemed wholly-owned by a Person who owns directly or indirectly all of the voting shares of stock or other interests of such Subsidiary having voting power under ordinary circumstances to vote for directors or other managers of such corporation, partnership or other entity, except for directors' qualifying shares. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

                      "SUBSIDIARY GUARANTEE": the Subsidiary Guarantee, substantially in the form of Exhibit G-2, to be made by certain Domestic Subsidiaries of the Company (other than any Receivables SPV, any Captive Insurance Subsidiary, any Immaterial Subsidiary, so long as each remains as such, and any joint venture or other Person in which (x) there are no investments by the Company or any of its Subsidiaries as of the Closing Date and (y) all investments by the Company or its Subsidiaries after the Closing Date are made pursuant to subsection 9.6(h)) in favor of the Administrative Agent for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

                      "SUBSIDIARY GUARANTOR": at any time shall mean each Subsidiary of the Company which is a party to a Guarantee.

                      "SUBSIDIARY SECURITY AGREEMENT": the Subsidiary Security Agreement, substantially in the form of Exhibit F-2, to be made by each Subsidiary Guarantor in favor of the Administrative Agent for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

                      "SUPERMAJORITY LENDERS": at a particular time, the holders of at least 66-2/3% of the sum of (i) the aggregate unpaid principal amount of the Term Loans, if any, (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of the Revolving Credit Loans, and participations in Swing Line Loans and the aggregate amount available to be drawn at such time under all outstanding Letters of Credit and L/C Obligations and (iii) the Receivables Financing Commitments or, if the Receivables Financing Commitments are terminated, the aggregate unpaid principal amount of the Receivables Financing Loans. The Term Loans, the Revolving Credit Commitments and the Receivables Financing Commitments of any Non-Funding Lender shall be disregarded in determining Supermajority Lenders at any time.

                      "SWING LINE COMMITMENT": the Swing Line Lender's obligation to make Swing Line Loans pursuant to subsection 3.4.

                      "SWING LINE LENDER": BTCo in its capacity as lender of the Swing Line Loans.

                      "SWING LINE LOANS": as defined in subsection 3.4(a).

                      "SWING LINE NOTE": as defined in subsection 5.13(e).

                      "SYNDICATION AGENT": as defined in the preamble hereto.

                      "SYNDICATION DATE": shall mean that date upon which the Administrative Agent determines in its sole discretion (and notifies the Company) that the primary syndication (and resultant addition of institutions as Lenders pursuant to subsection 12.6) has been completed.

                      "TERM LOAN" and "TERM LOANS": as defined in subsection 2.1(b).

                      "TOTAL TERM LOAN COMMITMENT": Collectively, as to all the Lenders, the sum of the B Term Loan Commitments and C Term Loan
           Commitments.

                      "TRANCHE": shall mean the respective facility and commitments utilized in making any Loan hereunder, with there being five separate Tranches on the Closing Date, I.E., B Term Loans, C Term Loans, Revolving Credit Loans, Receivables Financing Loans and Swing Line Loans.

                      "TRANSACTION": collectively, (i) the Recapitalization,
           (ii) the Equity Contribution, (iii) the issuance of the Subordinated Debt on the Closing Date, (iv) the incurrence of the Loans on the Closing Date, and (v) the payment of fees and expenses owing in connection with the foregoing.

                      "TRANSFEREE": as defined in subsection 12.6(f).

                      "TYPE": as to any Loan, its nature as an Alternate Base Rate Loan or Eurodollar Loan.

                      "UNIFORM CUSTOMS": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments thereof.

                      "UNITED STATES": the United States of America.

                      "WHOLLY-OWNED DOMESTIC SUBSIDIARY": shall mean each Domestic Subsidiary which is also a Wholly-Owned Subsidiary.

                      "WHOLLY-OWNED FOREIGN SUBSIDIARY": shall mean each Foreign Subsidiary which is also a Wholly-Owned Subsidiary.

                      "WHOLLY-OWNED SUBSIDIARY": each Subsidiary of the Company which is wholly-owned by it, as provided in the second sentence of the definition of Subsidiary contained herein.

                      "WHOLLY-OWNED SUBSIDIARY GUARANTOR": shall mean each Subsidiary Guarantor which is also a Wholly-Owned Subsidiary.

           1.2 OTHER DEFINITIONAL PROVISIONS. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, any other Credit Document or any certificate or other document made or delivered pursuant hereto.

           As used herein and in the Notes, any other Credit Document and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent there are any changes in GAAP from the date of this Agreement, the financial covenants set forth herein at the option of the Company will either (i) continue to be determined in accordance with GAAP in effect on the Closing Date, as applicable, or (ii) be adjusted or reset to reflect such changes in GAAP, such adjustments or resets to be mutually agreed to by the Company and the Co-Arrangers.

           The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

           The meanings given to terms defined herein shall be equally applicable to the singular and plural forms of such terms.

                                   SECTION 2

                                   TERM LOANS
                                   ----------

           2.1 TERM LOANS. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make a loan in Dollars (individually, a "B TERM LOAN"; and collectively, the "B TERM LOANS") to the Company on the Closing Date, which B Term Loans shall be (i) made and initially maintained as a single borrowing of Alternate Base Rate Loans (subject to the option to convert such B Term Loans pursuant to subsection 5.2) and (ii) in an aggregate principal amount equal to such Lender's B Term Loan Commitment.

           (b) Subject to the terms and conditions hereof, each Lender severally agrees to make a loan in Dollars (individually, a "C TERM LOAN"; and collectively, the "C TERM LOANS" and together with the B Term Loans, the "TERM LOANS") to the Company on the Closing Date, which C Term Loans shall be (i) made and initially maintained as a single borrowing of Alternate Base Rate Loans (subject to the option to convert such C Term Loans pursuant to subsection 5.2) and (ii) in an aggregate principal amount equal to such Lender's C Term Loan Commitment.

           2.2 REPAYMENT OF TERM LOANS. The Company shall repay the Term Loans as provided in subsection 5.4(e).

           2.3 USE OF PROCEEDS. The proceeds of the Term Loans shall be used
(a) to finance a portion of the cash consideration payable in the Recapitalization and other payments pursuant to the Recapitalization Agreement and to pay fees, expenses and financing costs in connection therewith, and (b) to refinance certain of the existing Indebtedness of Holdings and its Subsidiaries.

                                   SECTION 3
                              AMOUNT AND TERMS OF
                          REVOLVING CREDIT COMMITMENTS
                          ----------------------------

           3.1 REVOLVING CREDIT COMMITMENTS. (a) Subject to the terms and conditions hereof, each Lender severally agrees to the extent of its Revolving Credit Commitment to extend credit to the Company from time to time on any Borrowing Date during the Revolving Credit Commitment Period (i) by purchasing an L/C Participating Interest in each Letter of Credit issued by the Issuing Lender and (ii) by making loans in Dollars (individually, such a Loan is a "REVOLVING CREDIT LOAN", and collectively such Loans are the "REVOLVING CREDIT LOANS") to the Company from time to time. Notwithstanding the above (i) in no event shall any Revolving Credit Loans be made, or Letter of Credit be issued, if the aggregate amount of the Revolving Credit Loans to be made or Letter of Credit to be issued would, after giving effect to the use of proceeds, if any, thereof, exceed the aggregate Available Revolving Credit Commitments nor shall any Letter of Credit be issued if after giving effect thereto the sum of the undrawn amount of all outstanding Letters of Credit and the amount of all L/C Obligations would exceed $30,000,000 and (ii) prior to the earlier of (x) the 35th day after the Closing Date and (y) the Syndication Date, the following restrictions shall apply: (I) no Revolving Credit Loans may be incurred as Eurodollar Loans prior to the fifth day after the Closing Date and (II) no more than one Borrowing of Revolving Credit Loans may be incurred as Eurodollar Loans, which Borrowing of Eurodollar Loans shall be incurred on the fifth day after the Closing Date and have a one month Interest Period. During the Revolving Credit Commitment Period, the Company may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof, and/or by having the Issuing Lender issue Letters of Credit, having such Letters of Credit expire undrawn upon or if drawn upon, reimbursing the Issuing Lender for such drawing, and having the Issuing Lender issue new Letters of Credit.

           (b) Each borrowing of Revolving Credit Loans pursuant to the Revolving Credit Commitments shall be in an aggregate principal amount of the lesser of (i) $1,000,000 or a whole multiple of $100,000 in excess thereof in case of Alternate Base Rate Loans, and $2,000,000 or a whole multiple of $1,000,000 in excess thereof, in the case of Eurodollar Loans and (ii) the Available Revolving Credit Commitments, except that any borrowing of Revolving Credit Loans to be made as Alternate Base Rate Loans and to be used solely to pay a like amount of Swing Line Loans may be in the aggregate principal amount of such Swing Line

Loans.

           3.2 COMMITMENT FEE. The Company agrees to pay to the Adminis-trative Agent for the account of each Lender (other than any Non-Funding Lender) a commitment fee from and including the Closing Date to and including the later of the Revolving Credit Termination Date and the Receivables Financing Termination Date, computed at the applicable rate (on each Adjustment Date pursuant to the guidelines set forth in the definition of Applicable Margin) per annum set forth on Schedule II on the average daily amount of the Aggregate Unutilized Commitment of such Lender during the period for which payment is made (whether or not the Company shall have satisfied the applicable conditions to borrow or for the issuance of a Letter of Credit set forth in
Section 7); PROVIDED that from the Closing Date until the first Adjustment Date the commitment fee shall be 0.50% per annum. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the later of the Revolving Credit Termination Date and the Receivables Financing Termination Date, commencing on the later of (x) the first such date to occur on or following the Closing Date (or, if earlier, the later of the Revolving Credit Termination Date and the Receivables Financing Termination Date) or (y) March 31, 1998.

           3.3 PROCEEDS OF REVOLVING CREDIT LOANS. The Company shall use the proceeds of Revolving Credit Loans (a) as set forth in subsection 2.3, (b) for general corporate and working capital purposes of the Company and its Subsidiaries and (c) to finance acquisitions permitted by subsection 9.6(g).

           3.4 SWING LINE COMMITMENT. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees, so long as the Administrative Agent has not received (and forwarded to the Swing Line Lender if different than the Administrative Agent) notice that a Default or Event of Default has occurred and is continuing (in each case until such notice has been rescinded or the Administrative Agent determines in good faith, and notifies the Swing Line Lender, that all Defaults and/or Events of Default have been cured or waived), to make swing line loans (individually, a "SWING LINE LOAN"; collectively, the "SWING LINE LOANS") to the Company from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $10,000,000, PROVIDED that no Swing Line Loan may be made if the aggregate principal amount of the Swing Line Loans to be made would exceed the aggregate Available Revolving Credit Commitments at such time. Amounts borrowed by the Company under this subsection 3.4 may be repaid and, through but excluding the Revolving Credit Termination Date, reborrowed. All Swing Line Loans shall be made as Alternate Base Rate Loans and shall not be entitled to be converted into Eurodollar Loans. The Company shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 1:00 p.m., New York City time) on the requested Borrowing Date specifying the amount of each requested Swing Line Loan, which shall be in an aggregate minimum amount of $250,000 or a whole multiple of $100,000 in excess thereof. The proceeds of each Swing Line Loan will be made available by the Swing Line Lender to the Company by crediting the account of the Company at the office of the Swing Line Lender with such proceeds. The proceeds of Swing Line Loans may be used solely for the purposes referred to in subsection 3.3.

           (b) The Swing Line Lender at any time in its sole and absolute dis-cretion may, and on the fifteenth day (or if such day is not a Business Day, the next Business Day) and last Business Day of each month shall, on behalf of the Company (which hereby irrevocably directs the Swing Line Lender to act on its behalf) request each Revolving Credit Lender, including the Swing Line Lender, to make a Revolving Credit Loan in an amount equal to such Lender's Revolving Credit Commitment Percentage of the amount of the Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given. Unless any of the events described in paragraph (f) of Section 10 shall have occurred (in which event the procedures of paragraph (c) of this subsection 3.4 shall apply) each such Lender shall make the proceeds of its Revolving Credit Loan available to the Swing Line Lender for the account of the Swing Line Lender at the office of the Swing Line Lender specified in subsection 12.2 (or such other location as the Swing Line Lender may direct) prior to 12:00 noon (New York City time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans.

           (c) If prior to the making of a Revolving Credit Loan pursuant to paragraph (b) of this subsection 3.4 one of the events described in paragraph
(f) of Section 10 shall have occurred, each Revolving Credit Lender will, on the date such Loan was to have been made, purchase an undivided participating interest in the Refunded Swing Line Loan in an amount equal to its Revolving Credit Commitment Percentage of such Refunded Swing Line Loan. Each such Lender will immediately transfer to the Swing Line Lender in immediately available funds, the amount of its participation.

           (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's participating interest in a Refunded Swing Line Loan, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) in like funds as received; PROVIDED that in the event that such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it in like funds as such payment is required to be returned by the Swing Line Lender.

           (e) The obligations of each Revolving Credit Lender pursuant to sub-sections 3.4(b) and 3.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company; (iv) any breach of this Agreement by the Company or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

           3.5 ISSUANCE OF LETTERS OF CREDIT. (a) The Company may from time to time request the Issuing Lender to issue a Standby L/C or a Commercial L/C by delivering to the Issuing Lender, with a copy to the Administrative Agent, a written request to issue in the form of Exhibit N (a "LETTER OF CREDIT REQUEST"), together with the proposed form of such Letter of Credit (which shall comply with the applicable requirements of this agreement) and such other certificates, documents and other papers and information which the Issuing Lender may reasonably request; PROVIDED that if the Issuing Lender informs the Company that it is for any reason unable to open such Letter of Credit, the Company may request any Lender to open such Letter of Credit upon the same terms offered to the Issuing Lender and each reference to the Issuing Lender for purposes of subsections 3.5 through 3.14, 7.1 and 7.2 shall be deemed to be a reference to such issuing Lender.

           (b) Each Standby L/C and Commercial L/C issued hereunder shall, among other things, (i) be in such form requested by the Company as shall be acceptable to the Issuing Lender in its reasonable discretion, (ii) be denominated in Dollars and issued payable on a sight basis unless otherwise agreed by the Issuing Lender in its sole discretion and (iii) have an expiry date occurring not later than 365 days (or such longer duration as may be agreed upon by the Issuing Lender) after the date of issuance of such Letter of Credit and may be automatically extended for additional periods equal to the initial term, but in no case shall any Letter of Credit have an expiry date occurring later than ten days prior to the Revolving Credit Termination Date. To the extent possible, each Letter of Credit shall be issued subject to the Uniform Customs and/or to the extent not inconsistent therewith, the laws of the State of New York. In the event that the Issuing Lender of any Commercial L/C is other than the Administrative Agent, such Issuing Lender will send by facsimile transmission to the Administrative Agent, promptly on the first Business Day of each week, its daily aggregate Letter of Credit Stated Amount for Commercial L/Cs for the previous week. The Administrative Agent shall deliver to each Participating Lender, upon each calendar month end and upon each Letter of Credit fee payment, a report setting forth for such period the daily aggregate Stated Amount available to be drawn under the Commercial Letters of Credits issued by all the Issuing Lenders during such period.

           3.6 PARTICIPATING INTERESTS. Effective in the case of each Standby L/C and Commercial L/C (if applicable) as of the date of the opening thereof, the Issuing Lender agrees to allot and does allot, to itself and each other Revolving Credit Lender, and each such Lender severally and irrevocably agrees to take and does take in such Letter of Credit, an L/C Participating Interest in a percentage equal to such Lender's Revolving Credit Commitment Percentage.

           3.7 PROCEDURE FOR OPENING LETTERS OF CREDIT. Upon receipt of a Letter of Credit Request from the Company, the Issuing Lender will process the request in accordance with its customary procedures. If the format of the requested Letter of Credit is reasonably acceptable to the Issuing Lender, the Issuing Lender shall open such Letter of Credit, PROVIDED that such opening does not violate the conditions of the applicable subsections of this agreement, by issuing the original of such Letter of Credit to the beneficiary and furnishing a copy to the Company. Promptly after the issuance of, or amendment to, any Standby L/C, the Issuing Lender shall notify the Administrative Agent and each Lender of such issuance or amendment.

           3.8 PAYMENTS IN RESPECT OF LETTERS OF CREDIT. (a) The Company agrees forthwith upon demand by the Issuing Lender (i) to reimburse the Issuing Lender for any payment made by the Issuing Lender under any Letter of Credit issued for the account of the Company and (ii) to pay interest on any unreimbursed portion of any such payment from the date of such payment until reimbursement in full thereof at a rate per annum equal to (A) on or prior to the date which is one Business Day after the day on which the Issuing Lender demands reimbursement from the Company for such payment, the Alternate Base Rate plus the Applicable Margin for the Revolving Credit Loans and (B) thereafter, the Alternate Base Rate plus the Applicable Margin for the Revolving Credit Loans plus 2%.

           (b) In the event that the Issuing Lender makes a payment under any Letter of Credit and is not reimbursed in full therefor forthwith upon demand of the Issuing Lender, the Issuing Lender will promptly notify the Administrative Agent which will promptly notify each other Revolving Credit Lender. Forthwith upon its receipt of any such notice, each such other Lender will transfer to the Administrative Agent for the account of the Issuing Lender, in immediately available funds, an amount equal to such other Lender's PRO RATA share (based on its Revolving Credit Commitment) of the L/C Obligation arising from such unreimbursed payment.

           (c) Whenever, at any time after the Issuing Lender has made a pay-ment under any Letter of Credit and has received from any other Revolving Credit Lender such other Lender's PRO RATA share of the L/C Obligation arising therefrom, the Issuing Lender receives any reimbursement on account of such L/C Obligation or any payment of interest on account thereof, the Issuing Lender will promptly distribute to such other Lender its PRO RATA share thereof in like funds as received; PROVIDED that in the event that the receipt by the Issuing Lender of such reimbursement or such payment of interest (as the case may be) is required to be returned, such other Lender will return to the Issuing Lender any portion thereof previously distributed by the Issuing Lender to it in like funds as such reimbursement or payment is required to be returned by the Issuing Lender.

           3.9 LETTER OF CREDIT FEES. (a) In lieu of any letter of credit commissions and fees provided for in any a Letter of Credit Request relating to Standby or Commercial L/Cs (other than standard issuance, amendment and payment fees), the Company agrees to pay the Administrative Agent, for the account of the Issuing Lender and the Participating Lenders, with respect to each Standby or Commercial L/C issued for the account of the Company, a Standby or Commercial L/C fee, as the case may be, equal to the Applicable Margin for Revolving Credit Loans which are Eurodollar Loans per annum on the daily amount available to be drawn under each Standby L/C in the case of a Standby L/C and on the maximum face amount of each Commercial L/C in the case of a Commercial L/C, in either case, payable, in arrears, on the last day of each March, June, September and December and on the date upon which the Revolving Loan Commitments have terminated and such Letter of Credit has been terminated in accordance with its terms. The Administrative Agent will disburse any Standby or Commercial L/C fees received pursuant to this subsection 3.9(a) to the respective Lenders promptly following the receipt of any such fees in the case of a Standby L/C and, in the case of a Commercial L/C, following the end of the calendar month in which such Commercial L/C fees were received. Notwithstanding the foregoing, the Company agrees to pay, at the time of their incurrence, standard issuance, amendment and payment fees to the Issuing Lender.

           (b) In addition, the Company agrees to pay to the respective Issuing Lender, for its own account, a facing fee in respect of each Standby or Commercial L/C issued for its account hereunder (the "Facing Fee") for the period from and including the date of issuance of such Standby or Commercial L/C to and including the termination thereof, computed at a rate equal to 1/4 of 1% per annum of the daily amount available to be drawn under such Standby or Commercial L/C. Accrued Facing Fees with respect to each Letter of Credit shall be due and payable quarterly in arrears on the last day of each March, June, September and December and on the date upon which the Revolving Loan Commitments have terminated and such Letter of Credit has been terminated in accordance with its terms.

           (c) For purposes of any payment of fees required pursuant to this subsection 3.9, the Administrative Agent agrees to provide to the Company a statement of any such fees to be so paid; PROVIDED that the failure by the Administrative Agent to provide the Company with any such invoice shall not relieve the Company of its obligation to pay such fees.

           3.10 LETTER OF CREDIT RESERVES. (a) If any Change in Law shall either
(i) impose, modify, deem or make applicable any reserve, special deposit, assessment or similar requirement against letters of credit issued by the Issuing Lender or (ii) impose on the Issuing Lender any other condition regarding this Agreement (with respect to Letters of Credit) or any Letter of Credit, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost of the Issuing Lender of issuing or maintaining any Letter of Credit (which increase in cost shall be the result of the Issuing Lender's reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon demand by the Issuing Lender, the Company shall immediately pay to the Issuing Lender, from time to time as specified by the Issuing Lender, additional amounts which shall be sufficient to compensate the Issuing Lender for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the rate applicable to Alternate Base Rate Loans pursuant to subsection 5.5(b). The Company shall not be required to make any payments to the Issuing Lender for any additional amounts pursuant to this subsection 3.10(a) unless the Issuing Lender has given written notice to the Company of its intent to request such payments prior to or within 60 days after the date on which the Issuing Lender became entitled to claim such amounts. A certificate, setting forth in reasonable detail the calculation of the amounts involved, submitted by the Issuing Lender to the Company concurrently with any such demand by the Issuing Lender, shall be conclusive, absent manifest error, as to the amount thereof.

           (b) In the event that any Change in Law with respect to the Issuing Lender shall, in the opinion of the Issuing Lender, require that any obligation under any Letter of Credit be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by the Issuing Lender or any corporation controlling the Issuing Lender, and such Change in Law shall have the effect of reducing the rate of return on the Issuing Lender's or such corporation's capital, as the case may be, as a consequence of the Issuing Lender's obligations under such Letter of Credit to a level below that which the Issuing Lender or such corporation, as the case may be, could have achieved but for such Change in Law (taking into account the Issuing Lender's or such corporation's policies, as the case may be, with respect to capital adequacy) by an amount deemed by the Issuing Lender to be material, then from time to time following notice by the Issuing Lender to the Company of such Change in Law, within 15 days after demand by the Issuing Lender, the Company shall pay to the Issuing Lender such additional amount or amounts as will compensate the Issuing Lender or such corporation, as the case may be, for such reduction. The Issuing Lender agrees that, upon the occurrence of any event giving rise to the operation of paragraph (a) or (b) of this subsection 3.10 with respect to the Issuing Lender, it will, if requested by the Company and to the extent permitted by law or by the relevant Governmental Authority, endeavor in good faith to avoid or minimize the increase in costs or reduction in payments resulting from such event; PROVIDED that such avoidance or minimization can be made in such a manner that the Issuing Lender, in its sole determination, suffers no economic, legal or regulatory disadvantage. The Company shall not be required to make any payments to the Issuing Lender for any additional amounts pursuant to this subsection 3.10(b) unless the Issuing Lender has given written notice to the Company of its intent to request such payments prior to or within 60 days after the date on which the Issuing Lender became entitled to claim such amounts. A certificate, in reasonable detail, setting forth the calculation of the amounts involved, submitted by the Issuing Lender to the Company concurrently with any such demand by the Issuing Lender, shall be conclusive, absent manifest error, as to the amount thereof.

           (c) The Company and each Participating Lender agree that the provisions of the foregoing paragraphs (a) and (b) shall apply equally to each Participating Lender in respect of its L/C Participating Interest in such Letter of Credit, as if the references in such paragraphs and provisions referred to, where applicable, such Participating Lender or, in the case of paragraph (b), any corporation controlling such Participating Lender.

           3.11 FURTHER ASSURANCES. The Company hereby agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments reasonably requested by the Issuing Lender more fully to effect the purposes of this Agreement and the issuance of Letters of Credit hereunder.

           3.12 OBLIGATIONS ABSOLUTE. The payment obligations of the Company under this Agreement with respect to the Letters of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                      (i) the existence of any claim, set-off, defense or other right which the Company or any of its Subsidiaries may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Lender, any Agent or any Lender, or any other Person, whether in connection with this Agreement, any Credit Document, the transactions contemplated herein, or any unrelated transaction;

                      (ii) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid or any statement therein being untrue or inaccurate in any respect;

                      (iii) payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate or other document which does not comply with the terms of such Letter of Credit or is insufficient in any respect, except where such payment constitutes gross negligence or willful misconduct on the part of the Issuing Lender; or

                      (iv) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, except for any such circumstances or happening constituting gross negligence or willful misconduct on the part of the Issuing Lender.

           3.13 ASSIGNMENTS. No Participating Lender's participation in any Letter of Credit or any of its rights or duties hereunder shall be subdivided, assigned or transferred (other than in connection with a transfer of part or all of such Participating Lender's Revolving Credit Commitment in accordance with subsection 12.6(c)) without the prior written consent of the Issuing Lender, which consent will not be unreasonably withheld. Such consent may be given or withheld without the consent or agreement of any other Participating Lender.

           3.14 PARTICIPATIONS. The obligation of each Revolving Credit Lender to purchase participating interests pursuant to subsection 3.6 shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company; (iv) any breach of this Agreement by the Company or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                                    SECTION 4
                               AMOUNT AND TERMS OF
                        RECEIVABLES FINANCING COMMITMENTS
                        ---------------------------------

           4.1 RECEIVABLES FINANCING COMMITMENTS. (a) Subject to the terms and conditions hereof, each Lender severally agrees to the extent of its Receivables Financing Commitment to extend credit to the Company from time to time on any Borrowing Date during the Receivables Financing Commitment Period by making loans in Dollars (individually, such a Loan is a "RECEIVABLES FINANCING LOAN", and collectively, such Loans are the "RECEIVABLES FINANCING LOANS") to the Company from time to time. Notwithstanding the above, (i) in no event shall any Receivables Financing Loans be made if the aggregate principal amount of the Receivables Financing Loans to be made and then outstanding would, after giving effect to the use of proceeds, if any, thereof, exceed that amount which equals the lesser of (x) the Borrowing Base then in effect and (y) the aggregate Available Receivables Financing Commitments and (ii) prior to the earlier of (x) the 35th day after the Closing Date and (y) the Syndication Date, the following restrictions shall apply: (I) no Receivables Financing Loans may be incurred as Eurodollar Loans prior to the fifth day after the Closing Date and (II) no more than one borrowing of Receivables Financing Loans may be incurred as Eurodollar Loans, which borrowing of Eurodollar Loans shall be incurred on the fifth day after the Closing Date and have a one month Interest Period. During the Receivables Financing Commitment Period, the Company may use the Receivables Financing Commitments by borrowing, prepaying the Receivables Financing Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

           (b) Each borrowing of Receivables Financing Loans pursuant to the Receivables Financing Commitments shall be in an aggregate principal amount of the lesser of (i) $1,000,000 or a whole multiple of $100,000 in excess thereof in the case of Alternate Base Rate Loans, and $1,000,000 or a whole multiple of $100,000 in excess thereof, in the case of Eurodollar Loans and (ii) the Available Receivables Financing Commitments.

           4.2 COMMITMENT FEE. The Company agrees to pay to the Administrative Agent, without duplication, the commitment fee in respect of the Available Receivables Financing Commitment as set forth in subsection 3.2.

           4.3 PROCEEDS OF RECEIVABLES FINANCING LOANS. The Company shall use the proceeds of Receivables Financing Loans (a) as set forth in subsection 2.3,
(b) for general corporate and working capital purposes of the Company and its Subsidiaries and (c) to finance acquisitions permitted by subsection 9.6(g).

                                    SECTION 5

                     GENERAL PROVISIONS APPLICABLE TO LOANS
                     --------------------------------------

           5.1 PROCEDURE FOR BORROWING. (a) The Company may borrow under the Commitments on any Business Day, PROVIDED that, with respect to any borrowing, the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 noon (or, with respect to Swing Line Loans, 1:00 p.m.), New York City time, (i) three Business Days prior to the requested Borrowing Date if all or any part of the Loans are to be Eurodollar Loans and (ii) one Business Day prior to the requested Borrowing Date (or, in the case of Swing Line Loans and, if the Closing Date occurs on the date this Agreement is executed and delivered, Loans made on the Closing Date, on the requested Borrowing Date) if the borrowing is to be solely of Alternate Base Rate Loans) and specifying (A) the amount of the borrowing,
(B) whether such Loans are initially to be Eurodollar Loans or Alternate Base Rate Loans or a combination thereof, (C) if the borrowing is to be entirely or partly Eurodollar Loans, the length of the Interest Period for such Eurodollar Loans and (D) whether the Loan is a B Term Loan, C Term Loan, Revolving Credit Loan, Receivables Financing Loan or a Swing Line Loan. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender. Not later than 12:00 noon, New York City time, on the Borrowing Date specified in such notice, each Lender with a Commitment of the respective Tranche shall make available to the Administrative Agent at the office of the Administrative Agent specified in subsection 12.2 (or at such other location as the Administrative Agent may direct) an amount in immediately available funds equal to the amount of the Loan to be made by such Lender (except that proceeds of Swing Line Loans will be made available to the Company in accordance with subsection 3.4(a)). Loan proceeds received by the Administrative Agent hereunder shall promptly be made available to the Company by the Administrative Agent's crediting the account of the Company, at the office of the Administrative Agent specified in subsection 12.2, with the aggregate amount actually received by the Administrative Agent from the Lenders and in like funds as received by the Administrative Agent.

           (b) Any borrowing of Eurodollar Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of all Eurodollar Loans having the same Interest Period shall not be less than $2,000,000 or a whole multiple of $1,000,000 (or, solely in the case of Receivables Financing Loans, $1,000,000 or a whole multiple of $100,000) in excess thereof and (ii) no more than twenty Interest Periods shall be in effect at any one time.

           5.2 CONVERSION AND CONTINUATION OPTIONS. (a) Subject to subsection 5.12, the Company may elect from time to time to convert Eurodollar Loans into

Alternate Base Rate Loans by giving the Administrative Agent irrevocable notice of such election, to be received by the Administrative Agent prior to 12:00 noon, New York City time, at least three Business Days prior to the proposed conversion date. The Company may elect from time to time to convert all or a portion of the Alternate Base Rate Loans (other than Swing Line Loans) then outstanding to Eurodollar Loans by giving the Administrative Agent irrevocable notice of such election, to be received by the Administrative Agent prior to 12:00 noon, New York City time, at least three Business Days prior to the proposed conversion date, specifying the Interest Period selected therefor, and, if no Default or Event of Default has occurred and is continuing, such conversion shall be made on the requested conversion date or, if such requested conversion date is not a Business Day, on the next succeeding Business Day, PROVIDED that prior to the earlier of (i) the 35th day after the Closing Date and (ii) the Syndication Date, conversions of Alternate Base Rate Loans into Eurodollar Loans may only be made if the conversion is effective on the fifth day after the Closing Date and otherwise in accordance with subsections 3.1(a) and 4.1(a). Upon receipt of any notice pursuant to this subsection 5.2, the Administrative Agent shall promptly notify each Lender thereof. All or any part of the outstanding Loans (other than Swing Line Loans) may be converted as provided herein, PROVIDED that partial conversions of Alternate Base Loans shall be in the aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof and the aggregate principal amount of the resulting Eurodollar Loans of a given Tranche of Loans outstanding in respect of any one Interest Period shall be at least $2,000,000 or a whole multiple of $1,000,000 (or, solely in the case of Receivables Financing Loans, $1,000,000 or a whole multiple of $100,000) in excess thereof.

           (b) Any Eurodollar Loans may be continued as such upon the expira-tion of the then current Interest Period with respect thereto by the Company giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have, by written notice to the Company, determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, subsection 5.1(b) would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date (in the case of continuations of Revolving Credit Loans), the Receivables Financing Termination Date (in the case of continuations of Receivables Financing Loans) or the final Installment Payment Date of the respective Tranche of Term Loans.

           5.3 CHANGES OF COMMITMENT AMOUNTS. (a) The Company shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate or from time to time to permanently reduce the Revolving Credit Commitments and/or the Receivables Financing Commitments, subject to the following provisions:

                      (i) to the extent, if any, that the sum of the amount of the Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding and the amounts available to be drawn under outstanding Letters of Credit exceeds the amount of the Revolving Credit Commitments as then reduced, the Company shall be required to make a prepayment equal to such excess amount, the proceeds of which shall be applied, FIRST, to payment of the Swing Line Loans then outstanding, SECOND, to payment of the Revolving Credit Loans then outstanding, THIRD, to payment of any L/C Obligations then outstanding, and FOURTH, to cash collateralize any outstanding Letters of Credit on terms reasonably satisfactory to the Administrative Agent. Any such termination of the Revolving Credit Commitments shall be accompanied by prepayment in full of the Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding and by cash collateralization of any outstanding Letters of Credit on terms reasonably satisfactory to the Administrative Agent. Upon termination of the Revolving Credit Commitments, any Letter of Credit then outstanding that has been fully cash collateralized on terms reasonably satisfactory to the Administrative Agent shall no longer be considered a "Letter of Credit" as defined in subsection 1.1 and any L/C Participating Interests heretofore granted by the Issuing Lender to the Lenders in such Letter of Credit shall be deemed terminated (subject to automatic reinstatement in the event that such cash collateral is returned and the Issuing Lender is not fully reimbursed for any such L/C Obligations) but the Letter of Credit fees payable under subsection 3.9 shall continue to accrue to the Issuing Lender and the Participating Lenders (or, in the event of any such automatic reinstatement, as provided in subsection 3.9) with respect to such Letter of Credit until the expiry thereof (PROVIDED that in lieu of paying, in respect of such fully cash collateralized letter of credit, a Standby or Commercial L/C fee, as the case may be, equal to the Applicable Margin for Revolving Credit Loans which are Eurodollar Loans per annum, the Company shall pay to the Administrative Agent an amount equal to .25% per annum); and

                      (ii) to the extent, if any, that the sum of all Receivables Financing Loans exceed the amount of the Receivables Financing Commitments as then reduced, the Company shall be required to make a prepayment of Receivables Financing Loans equal to such excess amount.

           (b) On the first date (if any) after the Closing Date on which the initial Receivables Facility becomes effective in accordance with its terms, the Receivables Financing Commitments shall terminate in their entirety and all outstanding Receivables Financing Loans shall be repaid in full.

           (c) In the case of termination of the Revolving Credit Commitments and/or Receivables Financing Commitments, as the case may be, interest accrued and unpaid on the amount of any prepayment relating thereto and any unpaid commitment fee accrued hereunder shall be paid on the date of such termination. Any such partial reduction of the Revolving Credit Commitments and/or Receivables Financing Commitments, as the case may be, shall be in an amount of $2,000,000 or a whole multiple of $1,000,000 (or, solely in the case of Receivables Financing Commitments, $1,000,000 or a whole multiple of $100,000) in excess thereof and shall, in each case, reduce permanently the amount of the Revolving Credit Commitments and/or Receivables Financing Commitments, as the case may be, then in effect.

           5.4 OPTIONAL AND MANDATORY PREPAYMENTS; REPAYMENTS OF TERM LOANS. (a) Subject to subsection 5.12, the Company may at any time and from time to time prepay Loans, in whole or in part, without premium or penalty, by giving irrevocable notice to the Administrative Agent by 10:00 a.m., New York City time, on the same Business Day (or, in the case of Swing Line Loans, by irrevocable notice to the Administrative Agent by 12:00 noon, New York City time, on the same Business Day) in the case of Alternate Base Rate Loans, and three Business Days' irrevocable notice to the Administrative Agent in the case of Eurodollar Loans specifying the date and amount of prepayment and whether the prepayment is of Term Loans, Revolving Credit Loans or Receivables Financing Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. If such notice is given, the Company shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein. Partial prepayments (i) of Term Loans shall be in an aggregate principal amount equal to the lesser of (A) (I) $2,000,000, or a whole multiple of $1,000,000 in excess thereof with respect to Eurodollar Loans or (II) $1,000,000, or a whole multiple of $100,000 in excess thereof with respect to Alternate Base Rate Loans and (B) the aggregate unpaid principal amount of the respective Tranche of Term Loans, (ii) of Revolving Credit Loans shall be in an aggregate principal amount equal to the lesser of
(A) (I) $1,000,000, or a whole multiple of $100,000 in excess thereof with respect to Eurodollar Loans or (II) $1,000,000 or a whole multiple of $100,000 in excess thereof with respect to Alternate Base Rate Loans and (B) the aggregate unpaid principal amount of the Revolving Credit Loans, as the case may be, and (iii) of Receivables Financing Loans shall be in an aggregate principal amount equal to the lesser of (A) (I) $2,000,000, or a whole multiple of $1,000,000 in excess thereof with respect to Eurodollar Loans or (II) $1,000,000 or a whole multiple of $100,000 in excess thereof with respect to Alternate Base Rate Loans and (B) the aggregate unpaid principal amount of the Receivables Financing Loans, as the case may be. Prepayments of the Term Loans pursuant to this subsection 5.4(a) shall be applied to the B Term Loans and the C Term Loans on a PRO RATA basis (based on the then outstanding principal amount of B Term Loans and C Term Loans) and each prepayment of principal of any Tranche of Term Loans pursuant to this subsection 5.4(a) shall be applied to reduce the then remaining installments of the respective Tranche of Term Loans ratably according to the amounts of such installments of the respective Tranche after giving effect to all prior reductions thereto.

           (b) If any Borrowing Base Certificate shall disclose the existence of a Borrowing Base Deficiency that exceeds 10% of the Borrowing Base then in effect, the Company shall on the date of the delivery thereof in accordance with subsection 8.1(e), repay the principal of Receivables Financing Loans in an amount equal to such Borrowing Base Deficiency; PROVIDED, if at any time a mandatory repayment of Receivables Financing Loans pursuant to this subsection 5.4(b) would result in the Company incurring breakage costs under subsection
5.12 as a result of Eurodollar Loans being prepaid (after all then outstanding Receivables Financing Loans maintained as Alternate Base Rate Loans have been repaid in full) other than on the last day of an Interest Period applicable thereto (the "AFFECTED EURODOLLAR LOANS") and so long as no Default under subsection 10(f) and no Event of Default is in existence, then the Company may, upon notice to the Administrative Agent, deposit the amount of cash which would otherwise be required to be applied to repay Affected Eurodollar Loans as a result of the respective Borrowing Base Deficiency into a cash collateral account established with the Administrative Agent (which cash collateral account shall secure the repayment of the Affected Eurodollar Loans), with such cash to be permitted to be invested in Cash Equivalents reasonably acceptable to the Administrative Agent and thereafter applied to make mandatory repayments of then outstanding Receivables Financing Loans in direct order as Interest Periods applicable to the Affected Eurodollar Loans expire (although, to the extent a subsequent Borrowing Base Certificate establishes that a Borrowing Base Deficiency has been cured in whole or in part, any excess cash so held shall be released to the Company).

           (c) (i) If, subsequent to the Closing Date, Holdings or any of its Subsidiaries (other than any Capital Stock issued by any joint venture or other Person in which (x) there are no investments by the Company or any of its Subsidiaries as of the Closing Date and (y) all investments by the Company or its Subsidiaries after the Closing Date are made pursuant to Subsection 9.6(h)) shall issue any Capital Stock, 50% of the Net Proceeds thereof (excluding amounts provided by the Investors or their Affiliates or by management employees of such issuer) shall promptly, and in any event within two Business Days after the date of receipt, be applied toward the prepayment of the Term Loans, the reduction of the Revolving Credit Commitments and/or the reduction of the Receivables Financing Commitments, as set forth in clause (vi) of this subsection 5.4(c); PROVIDED that Net Proceeds of such issuance shall be deemed to be Net Proceeds of such issuance for purposes of this subsection 5.4(c)(i) only after deducting therefrom any cash proceeds therefrom actually applied to the redemption of up to 35% of the Permanent Subordinated Debt under the "equity clawback" provisions and the payment of any premium or penalties or accrued interest with respect thereto. Notwithstanding the foregoing provisions of this subsection

5.4(c)(i), if at any time a mandatory repayment of Loans pursuant to this subsection 5.4(c)(i) would result in the Company incurring breakage costs under subsection 5.12 as a result of Affected Eurodollar Loans being prepaid (after all then outstanding Alternate Base Rate Loans of the respective Tranche have been repaid in full) other than on the last day of an Interest Period applicable thereto, then the Company may, upon notice to the Administrative Agent, initially deposit a portion (up to 100%) of the amount that otherwise would have been paid in respect of such Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of such Affected Eurodollar Loans not immediately repaid) to be held as security for the obligations of the Company hereunder pursuant to a cash collateral arrangement reasonably satisfactory to the Administrative Agent and the Company which shall permit investments in Cash Equivalents reasonably satisfactory to the Administrative Agent, with such cash collateral to be directly applied upon the earlier of (x) the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Affected Eurodollar Loans of the respective Tranche or Tranches that were initially required to be repaid (or such earlier date or dates as shall be requested by the Company) and (y) the date which is 90 days after such initial deposit, to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence.

           (ii) If, subsequent to the Closing Date, Holdings or any of its Subsidiaries shall incur or permit the incurrence of any Indebtedness (other than Indebtedness permitted pursuant to subsection 9.1 (with respect to the Company or any of its Subsidiaries) or the Holdings Guarantee (with respect to Holdings)), 100% of the Net Proceeds thereof shall promptly, and in any event within two Business Days after the date of receipt, be applied toward the prepayment of the Term Loans, the reduction of the Revolving Credit Commitments and/or the reduction of the Receivables Financing Commitments, as set forth in clause (vi) of this subsection 5.4(c); PROVIDED that, notwithstanding anything to the contrary contained above, 50% of the Net Proceeds of any Indebtedness incurred pursuant to clause (C) of subsection 9.1(d)(ii) shall be applied as otherwise required (for this purpose, ignoring the first parenthetical in this clause (ii) and deeming the reference to "100%" contained above changed to "50%") by this clause (ii).

           (iii) If, subsequent to the Closing Date, Holdings or any of its Subsidiaries shall receive Net Proceeds from any Asset Sale, such Net Proceeds shall promptly, and in any event within two Business Days after the date of receipt, be applied toward the prepayment of the Term Loans, the reduction of the Revolving Credit Commitments and/or the reduction of the Receivables Financing Commitments, as set forth in clause (vi) of this subsection 5.4(c); PROVIDED that such Net Proceeds need not be applied to the prepayment of the Term Loans, the reduction of the Revolving Credit Commitments and/or the reduction of the Receivables Financing Commitments until the first date that the aggregate amount of Net Proceeds received by Holdings and its Subsidiaries from one or more Asset Sales (which have not yet been applied as otherwise required by this subsection 5.4(c)(iii)) exceed $2,000,000.

           (iv) If for any Excess Cash Flow Period there shall be Excess Cash Flow for such Excess Cash Flow Period, 50% of such Excess Cash Flow shall be applied toward prepayment of the Term Loans, the reduction of the Revolving Credit Commitments and/or the reduction of the Receivables Financing Commitments as set forth in clause (vi) of this subsection 5.4(c). Each such prepayment shall be made not later than 120 days after the end of such Excess Cash Flow Period.

           (v) If, subsequent to the Closing Date, Holdings or any of its Subsidiaries shall receive any proceeds from any Recovery Event, 100% of such proceeds (net of reasonable costs including, without limitation, legal costs and expenses, and taxes incurred in connection with such Recovery Event) shall be applied, within 10 days of the receipt thereof, toward the prepayment of the Term Loans, the reduction of the Revolving Credit Commitments and/or the reduction of the Receivables Financing Commitments as set forth in clause (vi) of this subsection 5.4(c); PROVIDED that (x) so long as no Default or Event of Default then exists and the proceeds of such single Recovery Event do not exceed $10,000,000, such proceeds shall not be required to be so applied on such date to the extent that the Company uses or commits to use such proceeds to replace or restore any properties or assets in respect of which such proceeds were paid or to purchase properties or assets for the Company or any of its Wholly-Owned Subsidiary Guarantors within eighteen months following the date of such Recovery Event and (y) so long as no Default or Event of Default then exists and to the extent that (a) the amount of the proceeds of any single Recovery Event equals or exceeds $10,000,000, then the entire amount of the proceeds of such Recovery Event and not just the portion in excess of $10,000,000 shall, at the Company's election, (I) be deposited with the Administrative Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Administrative Agent and the Company whereby such proceeds shall be disbursed to the Company from time to time as needed to pay actual costs incurred by it in connection with the replacement or restoration of the respective properties or assets or the purchase of their substantial equivalent(s) or (II) be applied to repay the principal amount of Revolving Credit Loans so long as an equal amount of Revolving Credit Commitment is then blocked, pursuant to arrangements reasonably satisfactory to the Administrative Agent and the Company, PROVIDED that such blocked Revolving Credit Commitment shall become available, subject to the terms and conditions of this Agreement, as needed to pay actual costs incurred by in connection with the replacement or restoration of the respective properties or assets or the purchase of their substantial equivalent(s) and PROVIDED FURTHER, that if all or any portion of such proceeds not required to be applied to the repayment of Term Loans or reduction of Revolving Credit Commitments pursuant to this subsection 5.4(c)(v) are either (A) not so used or committed to be so used within eighteen months after the date of the respective Recovery Event or (B) if committed to be used within eighteen months after the date of receipt of such proceeds and not so used within two and one-half years after the date of the respective Recovery Event then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (A) and not used in the case of preceding clause (B) shall be applied on the date occurring eighteen months after the date of the respective Recovery Event in the case of clause (A) above or the date occurring two and one-half years after the date of the respective Recovery Event in the case of clause (B) above toward the prepayment of the Term Loans, the reduction of the Revolving Credit Commitments and/or the reduction of the Receivables Financing Commitments as set forth in clause (vi) of this subsection 5.4(c).

           (vi) Prepayments made pursuant to subsections 5.4(c)(i), (ii), (iii),
(iv) or (v) shall be applied by the Company, FIRST, to the prepayment of the B Term Loans and the C Term Loans on a PRO RATA basis (based on the then outstanding principal amount of B Term Loans and C Term Loans), with each prepayment of principal of any Tranche of Term Loans pursuant to this subsection to be applied to reduce the then remaining installments of the respective Tranche of Term Loans ratably according to the amounts of such installments of the respective Tranche after giving effect to all prior reductions thereto, SECOND, to reduce permanently the Revolving Credit Commitments and, THIRD, to reduce permanently the Receivables Financing Commitments. Any such reduction of the Revolving Credit Commitments shall be accompanied by prepayment of, FIRST, the Swing Line Loans, SECOND, the Revolving Credit Loans and, THIRD, the L/C Obligations to the extent, if any, that the sum of the aggregate outstanding principal amount of Revolving Credit Loans, the aggregate outstanding principal amount of all Swing Line Loans, the aggregate amount available to be drawn under all outstanding Letters of Credit and the aggregate outstanding amount of all L/C Obligations, in each case of all Lenders, exceeds the amount of the aggregate Revolving Credit Commitments as so reduced, PROVIDED that if the aggregate principal amount of Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding is less than the amount of such excess (because Letters of Credit constitute a portion thereof), the Company shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established for the benefit of the Lenders. Any such reduction of the Receivables Financing Commitments shall be accompanied by prepayment of Receivables Financing Loans to the extent, if any, that the sum of the aggregate outstanding principal amount of Receivables Financing Loans of all Lenders exceeds the amount of the aggregate Receivables Financing Commitments as so reduced.

           (d) The Company shall give the Administrative Agent (which shall promptly notify each Lender) at least one Business Day's notice of each prepayment or mandatory reduction pursuant to this subsection 5.4(c) setting forth the date and amount thereof. Except as otherwise may be agreed by the Company and the Re-quired Lenders, and subject to subsection 5.4(c)(vi), any prepayment of Loans pursuant to this subsection 5.4 shall be applied, FIRST, to any Alternate Base Rate Loans of the respective Tranche then outstanding and the balance of such prepayment, if any, to the Eurodollar Loans of the respective Tranche then outstanding; PROVIDED that prepayments of Eurodollar Loans, if not on the last day of the Interest Period with respect thereto, shall, at the Company's option, be prepaid subject to the provisions of subsection 5.12 or the amount of such prepayment (after application to any Alternate Base Rate Loans) shall be deposited with the Administrative Agent as cash collateral for the Loans of the respective Tranche on terms reasonably satisfactory to the Administrative Agent and thereafter shall be applied in the order of the Interest Periods of the respective Tranche next ending most closely to the date such prepayment is required to be made and on the last day of each such Interest Period. After such application, unless an Event of Default shall have occurred and be continuing, any remaining interest earned on such cash collateral shall be paid to the Company.

           (e)(i) The B Term Loans shall be repaid in twenty-eight installments on the dates set forth below (each such day, a "B INSTALLMENT PAYMENT DATE"), commencing on March 31, 1998 in an aggregate amount equal to the amount specified for each such B Installment Payment Date.

B Installment Payment Date                          Installment Amount
--------------------------                          ------------------
March 31, 1998                                          $225,000
June 30, 1998                                           $225,000
September 30, 1988                                      $225,000
December 31, 1998                                       $225,000


March 31, 1999                                          $225,000
June 30, 1999                                           $225,000
September 30, 1999                                      $225,000
December 31, 1999                                       $225,000

March 31, 2000                                          $225,000
June 30, 2000                                           $225,000
September 30, 2000                                      $225,000
December 31, 2000                                       $225,000


March 31, 2001                                          $225,000
June 30, 2001                                           $225,000
September 30, 2001                                      $225,000


B Installment Payment Date                          Installment Amount
--------------------------                          ------------------


December 31, 2001                                       $225,000

March 31, 2002                                          $225,000
June 30, 2002                                           $225,000
September 30, 2002                                      $225,000
December 31, 2002                                       $225,000

March 31, 2003                                        $7,500,000
June 30, 2003                                         $7,500,000
September 30, 2003                                    $7,500,000
December 31, 2003                                     $7,500,000

March 31, 2004                                       $13,875,000
June 30, 2004                                        $13,875,000
September 30, 2004                                   $13,875,000
B Maturity Date                                      $13,875,000



           (ii) The C Term Loans shall be repaid in thirty-two installments on the dates set forth below (each such day, a "C INSTALLMENT PAYMENT DATE"), commencing on March 31, 1998 in an aggregate amount equal to the amount specified for each such C Installment Payment Date.

B Installment Payment Date                          Installment Amount
--------------------------                          ------------------
March 31, 1998                                            $137,500
June 30, 1998                                             $137,500
September 30, 1988                                        $137,500
December 31, 1998                                         $137,500


March 31, 1999                                            $137,500
June 30, 1999                                             $137,500
September 30, 1999                                        $137,500
December 31, 1999                                         $137,500


March 31, 2000                                            $137,500
June 30, 2000                                             $137,500
September 30, 2000                                        $137,500


B Installment Payment Date                          Installment Amount
--------------------------                          ------------------

December 31, 2000                                         $137,500


March 31, 2001                                            $137,500
June 30, 2001                                             $137,500
September 30, 2001                                        $137,500
December 31, 2001                                         $137,500


March 31, 2002                                            $137,500
June 30, 2002                                             $137,500
September 30, 2002                                        $137,500
December 31, 2002                                         $137,500


March 31, 2003                                            $137,500
June 30, 2003                                             $137,500
September 30, 2003                                        $137,500
December 31, 2003                                         $137,500

March 31, 2004                                            $137,500
June 30, 2004                                             $137,500
September 30, 2004                                        $137,500
December 31, 2004                                         $137,500

March 31, 2005                                         $12,787,500
June 30, 2005                                          $12,787,500
September 30, 2005                                     $12,787,500
C Maturity Date                                        $12,787,500


           (f) Amounts repaid on account of the Term Loans pursuant to this subsection 5.4 or otherwise may not be reborrowed. Accrued interest on the amount of any prepayments shall be paid on the Interest Payment Date next succeeding (or occurring on the same date as) the date of any partial prepayment and on the date on such prepayment in the case of a prepayment in full of the Term Loans.

           (g) On the first date (if any) after the Closing Date on which the initial Receivables Facility becomes effective in accordance with its terms, the then outstanding principal amount of the Receivables Financing Loans, if any, shall become due and payable in full.

           5.5 INTEREST RATES AND PAYMENT DATES. (a) Eurodollar Loans shall bear interest for each day during each Interest Period applicable thereto, commencing on (and including) the first day of such Interest Period to, but excluding, the last day of such Interest Period, on the unpaid principal amount thereof at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

           (b) Alternate Base Rate Loans shall bear interest for the period from and including the date such Loans are made to, but excluding, the maturity date thereof, or to, but excluding, the conversion date if such Loans are earlier converted into Eurodollar Loans on the unpaid principal amount thereof at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

           (c) If all or a portion of (i) the principal amount of any of the Loans or (ii) any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) such Loan, if a Eurodollar Loan, shall be converted into an Alternate Base Rate Loan at the end of the then-current Interest Period for said Eurodollar Loan (which conversion shall occur automatically and without need for compliance with the conditions for conversion set forth in subsection 5.2), and any such overdue amount shall, without limiting the rights of the Lenders under Section 10, bear interest (which shall be payable on demand) at a rate per annum which is 2% plus the Alternate Base Rate plus the Applicable Margin for the respective Tranche of Loans (PROVIDED that if any Loan comes due during an Interest Period, then for the remainder of such Interest Period such unpaid amounts in respect thereof shall bear interest at a rate which is 2% in excess of the rate otherwise applicable to such borrowings) from the date of such non-payment until paid in full (as well after as before judgment).

           (d) Except as otherwise expressly provided for in this subsection 5.5, interest shall be payable in arrears on each Interest Payment Date.

           5.6 COMPUTATION OF INTEREST AND FEES. (a) All calculations of interest and fees hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate is announced or such change in the Eurocurrency Reserve Requirements becomes effective, as the case may be. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of the effective date and the amount of each such change.

           (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Company or any Lender, deliver to the Company or such Lender a statement showing the quotations used by the Administrative Agent in determining the Eurodollar Rate.

           5.7 CERTAIN FEES. The Company agrees to pay to the Administrative Agent, for its own account, a non-refundable agent's fee in an amount previously agreed to with the Administrative Agent, payable in advance on the Closing Date and on each anniversary thereof.

           5.8 INABILITY TO DETERMINE INTEREST RATE. In the event that the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Company) that (a) by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period with respect to (i) proposed Loans that the Company has requested be made as Eurodollar Loans, (ii) any Eurodollar Loans that will result from the requested conversion of all or part of the Alternate Base Rate Loans into Eurodollar Loans or (iii) the continuation of any Eurodollar Loan as such for an additional Interest Period, or (b) dollar deposits in the relevant amount and for the relevant period with respect to any such Eurodollar Loan are not generally available to the Lenders in their respective Eurodollar Lending Offices' interbank eurodollar markets, the Administrative Agent shall forthwith give telecopy notice of such determination, confirmed in writing, to the Company and the Lenders at least one day prior to, as the case may be, the requested Borrowing Date, the conversion date or the last day of such Interest Period. If such notice is given (i) any requested Eurodollar Loans shall be made as Alternate Base Rate Loans, (ii) any Alternate Base Rate Loans that were to have been converted to Eurodollar Loans shall be continued as Alternate Base Rate Loans, and (iii) any outstanding Eurodollar Loans shall be converted on the last day of the then current Interest Period applicable thereto into Alternate Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made and no Alternate Base Rate Loans shall be converted to Eurodollar Loans.

           5.9 PRO RATA TREATMENT AND PAYMENTS. (a) Except to the extent otherwise provided herein, each borrowing of Loans by the Company from the Lenders and any reduction of the Commitments of the Lenders hereunder shall be made PRO RATA according to the relevant Commitment Percentages of the Lenders with respect to the Loans borrowed or the Commitments to be reduced.

           (b) Whenever any payment received by the Administrative Agent under this Agreement or any Note or any other Credit Document is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under this Agreement:

                      (i) If the Administrative Agent has not received a Payment Sharing Notice (or, if the Administrative Agent has received a Payment Sharing Notice but the Event of Default specified in such Payment Sharing Notice has been cured or waived in accordance with the provisions of this Agreement), such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: FIRST, to the payment of fees and expenses due and payable to the Administrative Agent under and in connection with this Agreement and the other Credit Documents; SECOND, to the payment of all expenses due and payable under subsection 12.5, ratably among the Lenders in accordance with the aggregate amount of such payments owed to each such Lender; THIRD, to the payment of fees due and payable under subsections 3.2 and 3.9, ratably among the Lenders in accordance with the Commitment Percentage of each Lender of the Commitment for which such payment is owed and, in the case of the Issuing Lender, the amount retained by the Issuing Lender for its own account pursuant to subsection 3.9; FOURTH, to the payment of interest then due and payable on the Loans and the L/C Obligations ratably in accordance with the aggregate amount of interest owed to each such Lender; and FIFTH, to the payment of the principal amount of the Loans and the L/C Obligations which is then due and payable ratably (subject to the provisions of following clause (c), to the extent applicable) among the Lenders in accordance with the aggregate principal amount owed to each such Lender; or

                      (ii) If the Administrative Agent has received a Payment Sharing Notice which remains in effect, all payments received by the Administrative Agent under this Agreement or any Note shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: FIRST, to the payment of all amounts described in clauses "FIRST" through "THIRD" of the foregoing clause (i) in the order set forth therein; SECOND, to the payment of the interest accrued on all Loans and L/C Obligations, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate accrued interest plus the aggregate principal amount of all Loans and L/C Obligations then due and payable and owed to such Lender; and THIRD, to the payment of the principal amount of all Loans and L/C Obligations, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate principal amount owed to such Lender.

           (c) If any Lender (a "NON-FUNDING LENDER") has (x) failed to make a Revolving Credit Loan or Receivables Financing Loan required to be made by it hereunder, and the Administrative Agent has determined that such Lender is not likely to make such Revolving Credit Loan or Receivables Financing Loan or (y) given notice to the Company or the Administrative Agent that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Revolving Credit Loan or Receivables Financing Loan, in each case by reason of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, or otherwise, (i) any payment made on account of the principal of the Revolving Credit Loans or Receivables Financing Loans, as the case may be, outstanding shall be made as follows:

                      (A) in the case of any such payment made on any date when and to the extent that in the determination of the Administrative Agent the Company would be able under the terms and conditions hereof to reborrow the amount of such payment under the Commitments and to satisfy any applicable conditions precedent set forth in Section 7 to such reborrowing, such payment shall be made on account of the outstanding Revolving Credit Loans or Receivables Financing Loans, as the case may be, held by the Lenders other than the Non-Funding Lender PRO RATA according to the respective outstanding principal amounts of the Revolving Credit Loans or Receivables Financing Loans, as the case may be, of such Lenders; and

                      (B) otherwise, such payment shall be made on account of the outstanding Revolving Credit Loans or Receivables Financing Loans, as the case may be, held by the Lenders PRO RATA according to the respective outstanding principal amounts of such Revolving Credit Loans or Receivables Financing Loans, as the case may be; and

                      (C) any payment made on account of interest on the Revolving Credit Loans or Receivables Financing Loans, as the case may be, shall be made PRO RATA according to the respective amounts of accrued and unpaid interest due and payable on the Revolving Credit Loans or Receivables Financing Loans, as the case may be, with respect to which such payment is being made. The Company agrees to give the Administrative Agent such assistance in making any determination pursuant to this subsection 5.9(c) as the Administrative Agent may reasonably request. Any such determination by the Administrative Agent shall be conclusive and binding on the Lenders.

           (d) All payments (including prepayments) to be made by the Company on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Administrative Agent, for the account of the Lenders at the

Administrative Agent's office located at 130 Liberty Street, New York, New York 10006 (or at such other office of the Administrative Agent located in New York City as may be directed from time to time by the Administrative Agent in writing to the Company), in lawful money of the United States and in immediately available funds. The Administrative Agent shall promptly distribute such payments in accordance with the provisions of this subsection 5.9 upon receipt in like funds as received. If any payment hereunder (other than payments on Eurodollar Loans) would become due and payable on a day other than a Business Day, such payment shall become due and payable on the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Business Day.


           (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount which would constitute its Commitment Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent in accordance with subsection 5.1 and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection 5.9(e) shall be conclusive absent manifest error. If such Lender's Commitment Percentage of such borrowing is not in fact made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder (in lieu of any otherwise applicable interest), on demand, from the Company, without prejudice to any rights which the Company or the Administrative Agent may have against such Lender hereunder. Nothing contained in this subsection 5.9 shall relieve any Lender which has failed to make available its ratable portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof.

           (f) The failure of any Lender to make the Loan to be made by it on any Borrowing Date shall not relieve any other Lender of its obligation, if any, here-under to make its Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such Borrowing Date.

           (g) All payments and optional prepayments (other than prepayments as set forth in subsection 5.11 with respect to increased costs) of Eurodollar Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Loans with the same Interest Period shall not be less than $2,000,000 or a whole multiple of $1,000,000 (or, solely in the case of Receivables Financing Loans, $1,000,000 or a whole multiple of $100,000) in excess thereof.

           5.10 ILLEGALITY. Notwithstanding any other provision herein, if any Change in Law occurring after the date hereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, the commitment of such Lender hereunder to make Eurodollar Loans or to convert all or a portion of Alternate Base Rate Loans into Eurodollar Loans shall forthwith be suspended until such time, if any, as such illegality shall no longer exist and such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans for the duration of the respective Interest Periods (or, if permitted by applicable law, at the end of such Interest Periods) and all payments of principal which would otherwise be applied to such Eurodollar Loans shall be applied instead to such Lender's Alternate Base Rate Loans. The Company hereby agrees to pay any Lender, promptly upon its demand, any amounts payable pursuant to subsection 5.12 in connection with any conversion in accordance with this subsection 5.10 (such Lender's notice of such costs, as certified in reasonable detail as to such amounts to the Company through the Administrative Agent, to be conclusive absent manifest error).

           5.11 REQUIREMENTS OF LAW. (a) Subject to the penultimate sentence of subsection 12.6(c), in the event that any Change in Law or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority effective after the date hereof:

                      (i) does or shall subject any such Lender or its Eurodollar Lending Office to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loans made by it, or change the basis of taxation of payments to such Lender or its Eurodollar Lending Office of principal, the commitment fee, interest or any other amount payable hereunder (except for (x) net income and franchise taxes imposed on the net income of such Lender or its Eurodollar Lending Office by the jurisdiction under the laws of which such Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which such Lender's Eurodollar Lending Office is located or any political subdivision or taxing authority thereof or therein, including changes in the rate of tax on the overall net income of such Lender or such Eurodollar Lending Office, and (y) taxes resulting from the substitution of any such system by another system of taxation, PROVIDED that the taxes payable by Lenders subject to such other system of taxation are not generally charged to borrowers from such Lenders having loans or advances bearing interest at a rate similar to the Eurodollar Rate);

                      (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Eurodollar Rate; or

                      (iii) does or shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender or its Eurodollar Lending Office of making, converting, renewing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case, in respect of its Loans, then, in any such case, the Company shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender deems to be material as determined by such Lender with respect to such Loans, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the Alternate Base Rate plus 1%.

           (b) In the event that any Change in Law occurring after the date hereof shall, in the opinion of any Lender, require that any Commitment of such Lender be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by such Lender or any corporation controlling such Lender, and such Change in Law shall have the effect of reducing the rate of return on such Lender's or such corporation's capital, as the case may be, as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation, as the case may be, could have achieved but for such Change in Law (taking into account such Lender's or such corporation's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time following notice by such Lender to the Company of such Change in Law as provided in paragraph (c) of this subsection 5.11, within 15 days after demand by such Lender, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation on an after-tax basis, as the case may be, for such reduction.

           (c) The Company shall not be required to make any payments to any Lender for any additional amounts pursuant to this subsection 5.11 unless such Lender has given written notice to the Company, through the Administrative Agent, of its intent to request such payments prior to or within 60 days after the date on which such Lender became entitled to claim such amounts. If any Lender has notified the Company through the Administrative Agent of any increased costs pursuant to paragraph (a) of this subsection 5.11, the Company at any time thereafter may, upon at least three Business Days' notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and subject to subsection 5.12, prepay (or convert into Alternate Base Rate Loans) all (but not a part) of the Eurodollar Loans then outstanding. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of paragraph (a) of this subsection 5.11 with respect to such Lender, it will, if requested by the Company and to the extent permitted by law or by the relevant Governmental Authority, endeavor in good faith to avoid or minimize the increase in costs or reduction in payments resulting from such event (including, without limitation, endeavoring to change its Eurodollar Lending Office); PROVIDED, that such avoidance or minimization can be made in such a manner that such Lender, in its sole determination, suffers no economic, legal or regulatory disadvantage. If any Lender requests compensation from the Company under this subsection 5.11, the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or continue Loans of the Type with respect to which such compensation is requested, or to convert Loans of any other Type into Loans of such Type, until the Requirement of Law giving rise to such request ceases to be in effect, PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested.

           (d) Each Lender (and in case of an Assignee on the date it becomes a Lender) that is not a United States Person (as defined in Section 7701(a)(30) of the

Code) for federal income tax purposes either (1) in the case of a Lender that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) represents to the Company (for the benefit of the Company and the Administrative Agent) that, on the date hereof (in the case of the Lenders originally party hereto) or on the date it became a Lender (in the case of an Assignee), under applicable law and treaties no withholding taxes are required to be withheld by the Company or the Administrative Agent with respect to any payments to be made to such Lender in respect of the Loans or the L/C Participating Interests, (ii) agrees to furnish to the Company, with a copy to the Administrative Agent, either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Lender claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) agrees (for the benefit of the Company and the Administrative Agent), to the extent it may lawfully do so at such times, to provide the Company, with a copy to the Administrative Agent, a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Lender, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption or (2) in the case of a Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) represents to the Company (for the benefit of the Company and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (ii) agrees to furnish to the Company, with a copy to the Administrative Agent, (A) a certificate substantially in the form of Exhibit I hereto (any such certificate, a "SUBSECTION 5.11(D)(2) CERTIFICATE") and (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8, certifying to such Lender's legal entitlement at the Closing Date (or date of the respective assignment in the case of an Assignee) to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to all payments referred to in such Code section to be made under this Agreement, and (iii) agrees, to the extent legally entitled to do so, upon reasonable request by the Company, to provide to the Company (for the benefit of the Company and the Administrative Agent) such other forms as may be required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Agreement. Notwithstanding any provision of this subsection
5.11 or 5.9(d) to the contrary, the Company shall have no obligation to pay any amount to or for the account of any Lender (or the Eurodollar Lending Office of any Lender) on account of any taxes pursuant to this subsection 5.11, to the extent that such amount results from (i) the failure of any Lender to comply with its obligations pursuant to this subsection 5.11, (ii) any representation or warranty made or deemed to be made by any Lender pursuant to this subsection 5.11(d) proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made or (iii) any Change in Law or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other

Governmental Authority, the effect of which would be to subject to any taxes any payment made pursuant to this Agreement to any Lender making the representation and covenants set forth in subsection 5.11(d)(2), which payment would not be subject to such taxes if such Lender, on the date it became a Lender, were eligible to make and comply with, and had actually made and complied with, the representation and covenants set forth in subsection 5.11(d)(1) hereinabove.

           (e) A certificate in reasonable detail as to any amounts submitted by such Lender, through the Administrative Agent, to the Company, shall be conclusive in the absence of manifest error. The covenants contained in this subsection 5.11 shall survive the termination of this Agreement and repayment of the Loans.

           5.12 INDEMNITY. The Company agrees to indemnify each Lender and to hold such Lender harmless from any loss or expense (but without duplication of any amounts payable as default interest) which such Lender may sustain or incur as a consequence of (a) default by the Company in payment of the principal amount of or interest on any Eurodollar Loans of such Lender, including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder, (b) default by the Company in making a borrowing after the Company has given a notice in accordance with subsection 5.1 or in making a conversion of Alternate Base Rate Loans to Eurodollar Loans or in continuing Eurodollar Loans as such, in either case, after the Company has given notice in accordance with subsection 5.2, (c) default by the Company in making any prepayment after the Company has given a notice in accordance with subsection 5.4 or (d) a payment or prepayment of a Eurodollar Loan or conversion (including without limitation, as a result of subsection 5.4 and/or a conversion pursuant to subsection 5.10) of any Eurodollar Loan into an Alternate Base Rate Loan, in either case on a day which is not the last day of an Interest Period with respect thereto, including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans hereunder (but excluding loss of profit). This covenant shall survive termination of this Agreement and repayment of the Loans.

           5.13 REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the principal amount of the B Term Loan of such Lender, in twenty-eight consecutive installments, payable on each B Installment Payment Date (or the then unpaid principal amount of such B Term Loan on the date that the B Term Loans become due and payable pursuant to Section 10), (ii) the principal amount of the C Term Loan of each Lender, in thirty-two consecutive installments, payable on each C Installment Payment Date (or the then unpaid principal amount of such C Term Loan on the date that the C Term Loans become due and payable pursuant to Section 10), (iii) the then unpaid principal amount of each Revolving Credit Loan of such

Lender on the Revolving Credit Termination Date, (iv) the then unpaid principal amount of each Receivables Financing Loan of such Lender on the Receivables Financing Termination Date and (v) the then unpaid principal amount of the Swing Line Loans of the Swing Line Lender on the Revolving Credit Termination Date. The Company hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum and on the dates set forth in subsection 5.5.

           (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

           (c) The Administrative Agent shall maintain the Register pursuant to subsection 12.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each B Term Loan, C Term Loan, Revolving Credit Loan, Receivables Financing Loan and Swing Line Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company and each Lender's share thereof.

           (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 5.13(b) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Company therein recorded; PROVIDED that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Loans made to such Company by such Lender or to repay any other obligations in accordance with the terms of this Agreement.

           (e) The Company agrees that, upon the request to the Administrative Agent by any Lender, the Company will execute and deliver to such Lender (i) a promissory note of the Company evidencing the B Term Loans of such Lender, substantially in the form of Exhibit A-1 with appropriate insertions as to date and principal amount (a "B TERM LOAN NOTE"), (ii) a promissory note of the Company evidencing the C Term Loans of such Lender, substantially in the form of Exhibit A-2 with appropriate insertions as to date and principal amount (a "C TERM LOAN NOTE"), (iii) a promissory note of the Company evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit B with appropriate insertions as to date and principal amount (a "REVOLVING CREDIT NOTE"), (iv) a promissory note of the Company evidencing the Receivables Financing Loans of such Lender, substantially in the form of Exhibit C with appropriate insertions as to date and principal amount (a

"RECEIVABLES FINANCING NOTE"), and/or (v) in the case of the Swing Line Lender, a promissory note of the Company evidencing the Swing Line Loans of the Swing Line Lender, substantially in the form of Exhibit D with appropriate insertions as to date and principal amount (the "SWING LINE NOTE").

           5.14 REPLACEMENT OF LENDERS. In the event any Lender or the Issuing Lender is a Non-Funding Lender, exercises its rights pursuant to subsection 5.10 or requests payments pursuant to subsections 3.10 or 5.11, the Company may require, at the Company's expense (including payment of any processing fees under subsection 12.6(e)) and subject to subsection 5.12, such Lender or the Issuing Lender to assign, at par plus accrued interest and fees, without recourse (in accordance with subsection 12.6) all of its interests, rights and obligations hereunder (including all of its Commitments and the Loans and other amounts at the time owing to it hereunder and its Notes and its interest in the Letters of Credit) to a bank, financial institution or other entity specified by the Company, PROVIDED that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority, (ii) the Company shall have received the written consent of the Administrative Agent, which consent shall not unreasonably be withheld, to such assignment, (iii) the Company shall have paid to the assigning Lender or the Issuing Lender all monies other than principal, interest and fees accrued and owing hereunder to it (including pursuant to subsections 3.10, 5.10, 5.11 and 5.12) and (iv) in the case of a required assignment by the Issuing Lender, the Letters of Credit shall be canceled and returned to the Issuing Lender.

                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

           In order to induce the Lenders to enter into this Agreement and to make the Loans and to induce the Issuing Lender to issue, and the Participating Lenders to participate in, the Letters of Credit, the Company hereby represents and warrants to each Lender and the Administrative Agent as of the Closing Date (after giving effect to the Recapitalization) and as of the making of any extension of credit hereunder:

           6.1 FINANCIAL CONDITION. (a) The consolidated audited balance sheets of Holdings and its consolidated Subsidiaries as at December 31, 1995 and December 31, 1996 and the related consolidated statements of operations and of cash flows for the fiscal years ended on each such dates, audited by Ernst & Young LLP, copies of which have heretofore been furnished to each Lender, present fairly in accordance with GAAP the consolidated financial condition of Holdings and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Neither Holdings nor any of its consolidated Subsidiaries had, at the date of each balance sheet referred to above, any material Contingent Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any material interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto or expressly permitted to be incurred hereunder.

           (b) The unaudited consolidated balance sheet of Holdings and its con-solidated Subsidiaries as at September 30, 1997 and the related consolidated statements of operations and of cash flows for the nine-month period then ended, certified by a Responsible Officer of the Company, copies of which have heretofore been furnished to each Lender, present fairly in accordance with GAAP the financial position of Holdings and its consolidated Subsidiaries as at such date and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end adjustments). Such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP (except as approved by such Responsible Officer and disclosed therein). Holdings and its consolidated Subsidiaries did not have at the date of such balance sheet, any material Contingent Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency exchange transaction, which is not reflected in such balance sheet or in the notes thereto or in the notes to Holdings' audited financial statements. During the period from December 31, 1996 to the Closing Date, and except for (i) payments to be made to effect the Recapitalization and (ii) matters disclosed in the Offering Memorandum or the Recapitalization Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock of Holdings or any of its consolidated Subsidiaries nor has any of the Capital Stock of Holdings or any of its consolidated Subsidiaries been redeemed, retired, purchased or otherwise acquired for value by Holdings or any of its consolidated Subsidiaries, respectively.

           (c) The unaudited consolidated PRO FORMA balance sheet of Holdings and its consolidated Subsidiaries, as of September 30, 1997, certified by a Responsible Officer of Holdings (the "PRO FORMA BALANCE SHEET"), copies of which have been furnished to each Lender, is the unaudited balance sheet of Holdings and its consolidated Subsidiaries adjusted to give effect (as if such events had occurred on the date set forth therein) to (i) the Recapitalization and each of the transactions contemplated by the Recapitalization Agreement, (ii) the incurrence of the Loans and the issuance of the Letters of Credit to be incurred or issued, as the case may be, on the Closing Date and (iii) the incurrence of the Bridge Subordinated Debt or the Permanent Subordinated Debt and all other Indebtedness that Holdings and its consolidated Subsidiaries expect to incur, and the payment of all amounts Holdings and its consolidated Subsidiaries expect to pay, in connection with the Recapitalization. The Pro Forma Balance Sheet, together with the notes thereto, were prepared based on good faith assumptions in accordance with GAAP and is based on the best information available to Holdings as of the date of delivery thereof and reflects on a PRO FORMA basis the financial position of Holdings and its consolidated Subsidiaries as of September 30, 1997, as adjusted, as described above, assuming that the events specified in the preceding sentence had actually occurred as of September 30, 1997.

           6.2 NO CHANGE. Other than the factual items disclosed in the Offering Memorandum or in the Recapitalization Agreement (but only to the extent that there have been no adverse changes with respect to such disclosed factual items after the date hereof), since December 31, 1996 (but after giving effect to the consummation of the Transaction), (a) there has been no material adverse change, and (as of the Closing Date only) no development or event which has had or could reasonably be expected to have a material adverse effect, on (i) the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company and its Subsidiaries to perform their obligations under the Credit Documents and with respect to the other financings contemplated hereby or (iii) the rights and remedies of the Lenders under the Credit Documents and (b) no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Company nor has any of the Capital Stock of the Company been redeemed, retired, repurchased or otherwise acquired for value by the Company or any of its Subsidiaries, except as permitted by subsection 9.12.

           6.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each of the Company and its Subsidiaries (other than Immaterial Subsidiaries) (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation, (b) has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, (c) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure so to qualify would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, and (d) except as disclosed in Schedule 6.11, is in compliance with all applicable statutes, laws, ordinances, rules, orders, permits and regulations of any governmental authority or instrumentality, domestic or foreign (including, without limitation, those related to Hazardous

Materials and substances), except where noncompliance would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries has received any written communication from a Governmental Authority that alleges that the Company or any of its Subsidiaries is not in compliance, in all material respects, with all material federal, state, local or foreign laws, ordinances, rules and regulations.

           6.4 CORPORATE POWER; AUTHORIZATION. Each of the Company and its Subsidiaries has the corporate power and authority to make, deliver and perform each of the Credit Documents to which it is a party, and the Company has the corporate power and authority and legal right to borrow hereunder and to have Letters of Credit issued for its account hereunder. Each of the Company and its Subsidiaries has taken all necessary corporate action to authorize the execution, delivery and performance of each of the Credit Documents to which it is or will be a party and the Company has taken all necessary corporate action to authorize the borrowings hereunder and the issuance of Letters of Credit for its account hereunder. No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery or performance by the Company or any of its Subsidiaries, or for the validity or enforceability against the Company or any of its Subsidiaries, of any Credit Document except for consents, authorizations and filings which have been obtained or made and are in full force and effect and except (i) such consents, authorizations and filings, the failure to obtain or perform (x) which would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole and (y) which would not adversely affect the validity or enforceability of any of the Credit Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder, and (ii) such filings as are necessary to perfect the Liens of the Lenders created pursuant to this Agreement and the Security Documents.

           6.5 ENFORCEABLE OBLIGATIONS. This Agreement and the Recapitali-zation Agreement have been, and each of the other Credit Documents and any other agreement to be entered into by any Credit Party pursuant to the Recapitalization Agreement will be duly executed and delivered on behalf of such Credit Party that is party thereto. The Recapitalization Agreement has been duly executed and delivered on behalf of Holdings. This Agreement and the Recapitalization Agreement each constitutes, and each of the other Credit Documents and any other agreement to be entered into by any Credit Party pursuant to the Recapitalization Agreement will constitute upon execution and delivery, the legal, valid and binding obligation of such Credit Party, and is enforceable against such Credit Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

           6.6 NO LEGAL BAR. The execution, delivery and performance of each Credit Document, the incurrence or issuance of and use of the proceeds of the Loans, the Subordinated Debt and of drawings under the Letters of Credit and the transactions contemplated by the Recapitalization Agreement, the Credit Documents and the documentation for the Subordinated Debt, (a) will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon Holdings, the Company or any Subsidiary or any of their respective properties or assets, in any manner which, individually or in the aggregate, (i) would have a material adverse effect on the ability of Holdings, the Company or any such Subsidiary to perform its obligations under the Credit Documents, the Recapitalization Agreement, and any other agreement to be entered into pursuant to the Recapitalization Agreement or in connection with the Subordinated Debt, to which it is a party, (ii) would give rise to any liability on the part of the any Agent or any Lender, or (iii) would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, and (b) will not result in the creation or imposition of any Lien on any of its properties or assets pursuant to any Requirement of Law applicable to it, as the case may be, or any of its Contractual Obligations, except for the Liens arising under the Security Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of the Credit Documents, the Recapitalization Agreement, the documentation relating to the Subordinated Debt or, in each case, the transactions contemplated thereby.

           6.7 NO MATERIAL LITIGATION. No litigation by, investigation known to the Company by, or proceeding of, any Governmental Authority is pending against the Company or any of its Subsidiaries with respect to the validity, binding effect or enforceability of the Recapitalization Agreement, any Credit Document, the Loans made hereunder, the use of proceeds thereof, of the Subordinated Debt or of any drawings under a Letter of Credit and the other transactions contemplated hereby or by the Recapitalization Agreement. Other than factual items disclosed in the Offering Memorandum or in the Recapitalization Agreement (but only to the extent there have been no adverse changes with respect to such disclosed factual items after the date hereof), no lawsuits, claims, proceedings or investigations are pending or, to the best knowledge of the Company, threatened as of the Closing Date against or affecting the Company or a Subsidiary or any of their respective properties, assets, operations or businesses (including after giving effect to the Recapitalization), in which there is a probability of an adverse determination, and is reasonably likely, if adversely decided, to have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

           6.8 INVESTMENT COMPANY ACT. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

           6.9 FEDERAL REGULATION. No part of the proceeds of any of the Loans or Subordinated Debt or any drawing under a Letter of Credit will be used for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U. Neither the making of any Loan nor the use of proceeds thereof nor the issuance of any Letter of Credit or any drawing thereunder will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board. Neither the Company nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under said Regulation U.

           6.10 NO DEFAULT. The Company and each of its Subsidiaries have performed all material obligations required to be performed by them under their respective Contractual Obligations and they are not (with or without the lapse of time or the giving of notice, or both) in breach or default in any respect thereunder, except to the extent that such breach or default would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries is in default under any material judgment, order or decree of any Governmental Authority, domestic or foreign, applicable to it or any of its respective properties, assets, operations or business, except to the extent that any such defaults would not, in the aggregate, have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

           6.11 TAXES. Except as set forth on Schedule 6.11, each of the Company and its Subsidiaries has filed or caused to be filed all material tax returns which, to the knowledge of the Company, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves (or other sufficient provisions) in conformity with GAAP have been provided on the books of the Company or its Subsidiaries (including after giving effect to the Recapitalization), as the case may be); and no tax Lien has been filed, and, to the knowledge of the Company, no written claim is being asserted, with respect to any such tax, fee or other charges.

           6.12 SUBSIDIARIES; IMMATERIAL SUBSIDIARIES. (a) On the Closing Date, the Subsidiaries of the Company and their respective jurisdictions of incorporation are as set forth on Schedule 6.12.

           (b) On the Closing Date, each of Gold Medal Ladder Company, Florida Ladder Company, Werner Distribution, Inc., Werner (FID), Co., Inc., BLP Corporation and Amarlite Architectural Products, Inc. is an Immaterial Subsidiary, and on the Closing Date such Persons constitute the only Immaterial Subsidiaries.

           6.13 OWNERSHIP OF PROPERTY; LIENS. As of the Closing Date and as of the making of any extension of credit hereunder (subject to transfers and dispositions of property permitted under subsection 9.5), each of the Company and its Subsidiaries has good and valid title to all of its material assets (other than real property or interests in real property) in each case free and clear of all mortgages, liens, security interests or encumbrances of any nature whatsoever except Permitted Liens. With respect to real property or interests in real property, as of the Closing Date, each of the Company and its Subsidiaries has (i) good and valid fee title to all of the real property listed on Schedule
6.13 under the heading "Fee Properties" (each, a "FEE PROPERTY"), and (ii) good and valid title to the leasehold estates in all of the real property leased by it and listed on Schedule 6.13 under the heading "Leased Properties" (each, a "LEASED PROPERTY"), in each case, free and clear of all mortgages, liens, security interests, easements, covenants, rights-of-way and other similar restrictions of any nature whatsoever, except (A) Permitted Liens and (B) as to Leased Property, the terms and provisions of the respective lease therefor, including, without limitation, the matters set forth on Schedule 6.13, and any matters affecting the fee title and any estate superior to the leasehold estate related thereto. The Fee Properties and the Leased Properties constitute, as of the Closing Date, all of the real property owned in fee or leased by the Company and its Subsidiaries.

           6.14 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan that would result in a material liability to the Company, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. Neither the Company nor any Commonly Controlled Entity has: been involved in any transaction that would cause the Company to be subject to material liability with respect to a Plan to which the Company or any Commonly Controlled Entity contributed or was obligated to contribute during the six-year period ending on the date this representation is made or deemed made; or incurred any material liability under Title IV of ERISA which would become or remain a material liability of the Company after the Closing Date. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such six-year period that would result in a material liability to the Company. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits that would result in a material liability to the Company. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made, in either case that would result in a material liability to the Company. To the knowledge of the Company, no such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Company and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount that would result in a material liability to the Company, except as disclosed in the Company's audited financial statement provided to the Lenders prior to the Closing Date. For purposes of this subsection 6.14, a material liability shall exceed $10,000,000.

           6.15 COLLATERAL DOCUMENTS. (a) Upon execution and delivery thereof by the parties thereto, each of the Pledge Agreements will be effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the pledged stock described therein and, when stock certificates representing or constituting the pledged stock described in each of the Pledge Agreements are delivered to the Administrative Agent, such security interest shall constitute a perfected first lien on, and security interest in, all described therein.

           (b) Upon execution and delivery thereof by the parties thereto, each of the Security Agreements will be effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the collateral described therein, and Uniform Commercial Code financing statements have been filed in each of the jurisdictions listed on Schedule 6.15(b), or arrangements have been made for such filing in such jurisdictions, and upon such filing, and upon the taking of possession by the Administrative Agent of any such collateral the security interests in which may be perfected only by possession, such security interests will, subject to the existence of Permitted Liens, constitute perfected first priority liens on, and security interests in, all right, title and interest of the debtor party thereto in the collateral described therein, except to the extent that a security interest cannot be perfected therein by the filing of a financing statement or the taking of possession under the Uniform Commercial Code of the relevant jurisdiction.

           (c) Upon execution and delivery thereof by the Company, each Mort-gage will be effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the collateral described therein, and upon recording the Mortgages in the jurisdictions listed on Schedule 6.13 (or, in the case of a Mortgage delivered pursuant to subsection 8.9, the jurisdiction in which the property covered by such Mortgage is located), such security interests will, subject to the existence of Permitted Liens, constitute first liens on, and perfected security interests in, all rights, title and interest of the debtor party thereto in the collateral described therein.

           6.16 COPYRIGHTS, PATENTS, PERMITS, TRADEMARKS AND LICENSES. Schedule
6.16 sets forth a true and complete list as of the Closing Date of all material trademarks (registered or unregistered), trade names, service marks, patents, pending patent applications and copyrights and applications therefor owned, used or filed by or licensed to the Company and its Subsidiaries and, with respect to registered trademarks (if any), contains a list of all jurisdictions in which such trademarks are registered or applied for and all registration and application numbers. Except as set forth on Schedule 6.16, the Company or a Subsidiary owns or has the right to use, trademarks (registered or unregistered), trade names, service marks, patents, pending patent applications and copyrights and applications therefor referred to in such Schedule. Except as set forth on Schedule 6.16, to the best knowledge of the Company, no claims are pending by any Person with respect to the ownership, validity, enforceability or the Company's or any Subsidiary's use of any such trademarks (registered or unregistered), trade names, service marks, patents, pending patent applications and copyrights, or applications therefor, challenging or questioning the validity or effectiveness of any of the foregoing, in any jurisdiction, domestic or foreign, except to the extent such claims could not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

           6.17 ENVIRONMENTAL MATTERS. Except insofar as any exceptions to the following, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the business, assets, conditions (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole:


                      (i) to the best knowledge of the Company, the properties owned, leased, or otherwise operated by the Company or any of its Subsidiaries do not contain, and have not previously contained, in, on or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials in amounts or concentrations that constitute or constituted a violation of, or could reasonably give rise to liability under, Environmental Laws;

                      (ii) to the best knowledge of the Company, the properties owned or leased, or otherwise operated by the Company or any of its Subsidiaries and all operations and facilities at such properties are in compliance with all Environmental Laws, and there is no contamination or violation of any Environmental Law which could interfere with the continued operation of, or impair the fair saleable value of, such property;

                      (iii) neither the Company nor any of its Subsidiaries has received or is aware of any written complaint, notice of violation, alleged violation, or notice of investigation or of potential liability under Environmental Laws with regard to the Company or its Subsidiaries, nor does the Company or any of its Subsidiaries have knowledge that any such action is being contemplated, considered or threatened;

                      (iv) to the best knowledge of the Company, Hazardous Materials have not been generated, treated, stored or disposed of at, on or under any properties presently or formerly owned, leased, or otherwise operated by the Company or any of its Subsidiaries, nor have any Hazardous Materials been transported from any such property, or come to be located at any other property, in violation of or in a manner that could reasonably give rise to liability under any Environmental Laws; and

                      (v) there are no governmental administrative actions or judicial proceedings pending or, to the best knowledge of the Company and its Subsidiaries, threatened under any Environmental Law to which the Company or any of its Subsidiaries is a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements, other than permits authorizing operations by the Company or any of its Subsidiaries, outstanding under any Environmental Law.

           6.18 ACCURACY AND COMPLETENESS OF INFORMATION. The factual state-ments contained in the financial statements referred to in subsection 6.1, the Credit Documents (including the schedules thereto), the Recapitalization Agreement and any other certificates or documents furnished or to be furnished to the Agents or the Lenders from time to time in connection with this Agreement, taken as a whole, do not and will not, to the best knowledge of the Company, as of the date when made, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made, all except as otherwise qualified herein or therein, such knowledge qualification being given only with respect to factual statements made by Persons other than the Company or any of its Subsidiaries.

                                   SECTION 7

                              CONDITIONS PRECEDENT
                              --------------------

           7.1 CONDITIONS TO INITIAL LOANS AND LETTERS OF CREDIT. The obligation of each Lender to make its Loans, and the obligation of the Issuing Lender to issue any Letter of Credit, on the Closing Date are subject to the satisfaction, or waiver by the Required Lenders, immediately prior to or concurrently with the making of such Loans or the issuance of such Letters of Credit, as the case may be, of the following conditions:

                      (a) AGREEMENT; NOTES; RECAPITALIZATION AGREEMENT. The Administrative Agent shall have received (i) a counterpart of this Agreement for each Lender duly executed and delivered by a duly authorized officer of the Company, (ii) for the account of each B Term Loan Lender requesting the same pursuant to subsection 5.13(e), a B Term Loan Note, conforming to the requirements hereof and executed by a duly authorized officer of the Company, (iii) for the account of each C Term Loan Lender requesting the same pursuant to subsection 5.13(e), a C Term Loan Note, conforming to the requirements hereof and executed by a duly authorized officer of the Company, (iv) for the account of each Revolving Credit Lender requesting the same pursuant to subsection 5.13(e), a Revolving Credit Note of the Company conforming to the requirements hereof and executed by a duly authorized officer of the Company, (v) for the account of each Receivables Financing Lender requesting the same pursuant to subsection 5.13(e), a Receivables Financing Note of the Company conforming to the requirements hereof and executed by a duly authorized officer of the Company and (vi) for the account of the Swing Line Lender, a Swing Line Note, conforming to the requirements hereof and executed by a duly authorized officer of the Company. The Administrative Agent shall have received a copy of the Recapitalization Agreement.

                      (b) RECAPITALIZATION. (i) The Recapitalization shall be consummated, simultaneously with the incurrence of Loans on the Closing Date, in accordance with the Recapitalization Agreement and all applicable laws, with all funds with respect thereto to be consistent with the description contained in the Offering Memorandum, and all of the conditions precedent set forth in Article VI of the Recapitalization Agreement shall have been satisfied or waived by the Company; PROVIDED that no provision of the Recapitalization

           Agreement shall have been amended, supplemented, waived or otherwise modified in any material respect without the prior written consent of the Co-Arrangers, which consent shall not be unreasonably withheld.

                      (ii) No more than $525,000,000 (less the value attributable to common stock of Holdings retained by the Existing Shareholders), exclusive of fees and expenses and except for normal fluctuations in working capital since September 30, 1997, shall be expended in connection with the Recapitalization and to refinance existing Indebtedness.

                      (c) CAPITALIZATION; CAPITAL STRUCTURE (i) (y) Holdings shall have been capitalized by the Investors with at least $122,700,000 in cash from the issuance of its common stock (representing at least 66.7% of the voting Capital Stock of Holdings upon the consummation of the Recapitalization) and (z) the value of the common stock of Holdings held by Existing Shareholders (valued at a price per share equal to the price at which the Investors purchased their common stock), when added to the amount referred to in clause
           (y) above, shall equal at least $182,000,000 (of which approximately $23,700,000 shall constitute retained equity of existing management shareholders and approximately $35,600,000 shall constitute retained equity of other existing shareholders).

                      (ii) The Company shall have received net cash proceeds (and shall have distributed the proceeds to Holdings) from the Company's issuance of $135,000,000 aggregate principal amount of either (y) Bridge Subordinated Debt pursuant to a Bridge Loan Agreement executed and delivered by the parties thereto and subject to terms and conditions which are consistent with the Bridge Commitment Letter, which Bridge Loan Agreement shall be in full force and effect and none of the provisions thereof shall have been amended, waived, supplemented or otherwise modified without the prior written consent of the Co-Arrangers (which consent shall not be unreasonably withheld); or (z) Permanent Subordinated Debt, which shall be issued on terms as described in the Offering Memorandum.

                      (iii) Holdings shall use all cash proceeds received from the financings described in clauses (i) and (ii) above to make payments owing in connection with the Recapitalization before (or simultaneously with) the utilization of any proceeds of Loans pursuant to this Agreement for such purpose. The cash proceeds received from the financings described in clauses (i) and (ii), when added to the aggregate principal amount of Loans incurred on the Closing Date, shall be sufficient to effect the Recapitalization, to refinance all Indebtedness being refinanced in connection therewith and to pay all fees and expenses in connection therewith.

                      (iv) The terms, conditions and documentation of all equity securities of Holdings or any of its Subsidiaries to be outstanding at or after the Closing Date, the certificate of incorporation, by-laws, other governing documents and the corporate and capital structure of Holdings and its Subsidiaries (excluding the identity and amount of equity contribution of any Investor), in each case after giving effect to the consummation of the Recapitalization, shall be in form and substance satisfactory to the Co-Arrangers (it being understood that all such terms, conditions and documentation as disclosed or otherwise made available to the Co-Arrangers on or prior to the date of the Offering Memorandum are in form and substance satisfactory to the Co-Arrangers). All of the existing Indebtedness of Holdings and its Subsidiaries (except for (x) the Industrial Revenue Bonds, Financing Leases and similar obligations in an aggregate amount not in excess of $10,000,000 and (y) letters of credit collateralizing obligations of all Captive Insurance Subsidiaries in an aggregate amount not in excess of $12,000,000) shall have been repaid on terms reasonably satisfactory to the Co-Arrangers.

                      (v) The execution and delivery of this Agreement by the Lenders and the Agents shall be deemed to evidence the satisfaction of the Lenders and the Agents with such of the matters referenced and in clauses (i) through (iv) of this paragraph (c) as shall have been disclosed and made available to the Administrative Agent prior to the date hereof.

                      (d) FINANCIAL STATEMENTS. (i) The Lenders shall have received the unaudited interim consolidated balance sheet of Holdings and its Subsidiaries for the monthly period ended as of October 31, 1997, to the extent available, in form and substance reasonably satisfactory to the Co-Arrangers; and (ii) the Lenders shall have received a satisfactory PRO FORMA balance sheet on a consolidated basis of the Company and its Subsidiaries as of October 31, 1997 reflecting and giving effect to the Recapitalization and the other transactions contemplated hereby.

                      (e) FEES. The Agents and the Lenders shall have received all fees, expenses and other consideration presented for payment required to be paid or delivered on or before the Closing Date.

                      (f) LIEN SEARCHES; LIEN PERFECTION. (i) The Administrative Agent shall have received the results of a search of Uniform Commercial Code, tax and judgment filings made with respect to each of Holdings and its Subsidiaries in each of the jurisdictions reasonably requested by the Co-Arrangers, together with copies of financing statements disclosed by such searches and such searches shall disclose no Liens on any assets encumbered by any

           Security Document, except for Liens permitted hereunder or, if unpermitted Liens are disclosed, the Administrative Agent shall have received satisfactory evidence of the release of such Liens and (ii) the Administrative Agent shall have received duly executed financing statements on Form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents.

                      (g) ENVIRONMENTAL. The Lenders shall be reasonably satisfied, based upon the results of the environmental diligence conducted by the Co-Arrangers and their advisors in cooperation with the Company (and the Lenders shall have received all information, reasonably requested by the Co-Arrangers, in connection with such environmental diligence), with respect to environmental hazards, conditions or liabilities to which the Company or any of its Subsidiaries may be subject (the execution and delivery of this Agreement by the Lenders and the Co-Arrangers being deemed to evidence the satisfaction of the Co-Arrangers with such due diligence as shall have been disclosed and made available to the Co-Arrangers prior to the date hereof).

                      (h) PLEDGE AGREEMENTS. The Administrative Agent shall have received the Company Pledge Agreement and the Holdings/Subsidiary Pledge Agreement executed and delivered by a duly authorized officer of the parties thereto, together with stock certificates representing 100% of all issued and outstanding shares of Capital Stock of the Company and each of the Domestic Subsidiaries of the Company (except that (x) the Capital Stock of Captive Insurance Subsidiaries shall not be required to be delivered and (y) to the extent the Capital Stock of any Foreign Subsidiary of the Company is voting stock, not more than 65% of the voting stock of any such Foreign Subsidiary shall be required to be so pledged), and undated stock powers for each certificate, executed in blank and delivered by a duly authorized officer of the applicable pledgor and the acknowledgment and consent of the issuer thereunder in the form annexed thereto.

                      (i) COMPANY SECURITY AGREEMENT. The Administrative Agent shall have received the Company Security Agreement, executed and delivered by a duly authorized officer of the Company.

                      (j) GUARANTEES. (i) The Administrative Agent shall have received a Holdings Guarantee, executed and delivered by a duly authorized officer of Holdings.

                      (ii) The Administrative Agent shall have received a Subsidiary Guarantee, executed and delivered by a duly authorized officer of each of the Domestic Subsidiaries of the Company except for (i) any Receivables SPV, (ii) any Captive Insurance Subsidiary and (iii) any Immaterial Subsidiary.

                      (k) SUBSIDIARY SECURITY AGREEMENT. The Administrative Agent shall have received a Subsidiary Security Agreement, executed and delivered by a duly authorized officer of each Subsidiary Guarantor.

                      (l) LEGAL OPINIONS. The Administrative Agent shall have received, dated the Closing Date and addressed to each Agent and the Lenders, an opinion of (i) Gibson, Dunn & Crutcher LLP, counsel to the Credit Parties, in substantially the form of Exhibit J-1, with such changes thereto as may be approved by the Co-Arrangers and their counsel, (ii) the general counsel to the Company, in substantially the form of Exhibit J-2, with such changes thereto as may be approved by the Administrative Agent and its counsel and (iii) such local counsel as may have been reasonably requested by the Co-Arrangers, which opinions shall be in form and substance reasonably satisfactory to the Co-Arrangers.

                      (m) CLOSING CERTIFICATE. The Administrative Agent shall have received a Closing Certificate of each Credit Party dated the Closing Date, in substantially the form of Exhibits K-1, K-2 and K-3, respectively, with appropriate insertions and attachments, in form and substance satisfactory to the Co-Arrangers and their counsel, executed by the President, any Vice President or Chief Financial Officer and the Secretary or any Assistant Secretary of Holdings, the Company and its Subsidiaries, respectively.

                      (n) SOLVENCY OPINION. The Administrative Agent shall have received an opinion or opinions of Murray, Devine & Co. in form and substance reasonably satisfactory to it, setting forth the conclusions that, after giving effect to the Transaction and the incurrence of all the financings contemplated herein, each of the Company, individually, and the Company and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, and will not be left with unreasonably small capital with which to engage in their businesses and will not have incurred debts beyond their ability to pay such debts as they mature.

                      (o) INSURANCE. The Administrative Agent shall have received (i) a schedule describing all insurance maintained by Holdings and its Subsidiaries pursuant to subsection 8.5, and (ii) binders or certificate of insurance for each policy set forth on such schedule insuring against casualty and other usual and customary risks.

                      (p) EXISTING CREDIT AGREEMENTS. (i) On the Closing Date, the commitments under the Existing Credit Agreements shall have been terminated, all loans thereunder shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder shall have been terminated or incorporated hereunder as, or supported hereunder by, Letters of Credit, and all other amounts owing pursuant to the Existing Credit Agreements shall have been repaid in full, and the Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this subsection have been satisfied at such time.

                      (ii) On the Closing Date, the creditors under the Existing Credit Agreements shall have terminated and released all Liens on the capital stock of and assets owned by Holdings and its Subsidiaries, and the Administrative Agent shall have received all such releases as may have been requested by the Co-Arrangers, which releases shall be in form and substance reasonably satisfactory to the Co-Arrangers.

                      (q) OTHER AGREEMENTS. The Administrative Agent shall have received each additional document or instrument reasonably requested by the Required Lenders.

                      (r) LITIGATION. On the Closing Date, there shall be no actions, suits, injunctions, restraining orders or proceedings pending or threatened against any Credit Party (x) with respect to this Agreement or any other Credit Document or the transactions contemplated hereby or thereby (including the Recapitalization) or
           (y) which is reasonably likely to have a material adverse effect on
           (I) the transactions contemplated by the Credit Documents or on the business, property, assets, liabilities or condition (financial or otherwise) of the Company or of the Company and its Subsidiaries taken as a whole, in each case after giving effect to the Recapitalization and the other transactions contemplated hereby, (II) the rights or remedies of the Lenders hereunder or under any other Credit Document or (III) on the ability of any Credit Party to perform its respective obligations to the Lenders hereunder or under any other Credit Document.

                      (s) CONSENTS, APPROVALS AND FILINGS. Except for the financing statements contemplated by the Security Agreements and the Mortgages and except as disclosed in Section 3.4 of the Company Disclosure Letter to the Recapitalization Agreement, on the Closing Date, all necessary governmental and other third party authorizations, consents, approvals or waivers required in connection with the execution, delivery and performance by the Credit Parties, and the validity and enforceability against the Credit Parties, of the Credit Documents to which any of them is a party, or otherwise in connection with the transactions contemplated by the Credit Documents and the Recapitalization Agreement, shall have been obtained or made and remain in full force and effect (except where the failure to do so would not reasonably be expected to have a material adverse effect on (x) the business, operations, property, condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (y) (I) the validity or enforceability of this Agreement, any of the Notes or the other Credit Documents or (II) the rights or remedies of the Agents or the Lenders hereunder or thereunder), and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains or prevents such transactions or imposes materially adverse conditions upon the consummation of such transactions.

                      (t) CONTRACTUAL RESTRICTIONS. After giving effect to the Transaction, the financings incurred in connection therewith and the other transactions contemplated hereby and except as disclosed in Sections 3.4 and 3.10 of the Company Disclosure Letter to the Recapitalization Agreement, the Company and its Subsidiaries shall not be subject to any material contractual or other restrictions (including any such agreements acquired pursuant to the Transaction) that would be violated by the Recapitalization or the other transactions contemplated hereby, including the granting of security interests and guarantees and the payment of dividends by Subsidiaries.

                      (u) ADVERSE CHANGE. Nothing shall have occurred (and the Agents shall have become aware of no facts or conditions) which is reasonably likely to have a material adverse effect on (x) the rights or remedies of the Lenders or the Agents, or on the ability of the Company or its Subsidiaries to perform their obligations to the Lenders or (y) the business, property, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, in each case after giving effect to the consummation of the Recapitalization and the transactions contemplated hereby.

                      (v) INITIAL BORROWING BASE CERTIFICATE. On the Closing Date, the Company shall have delivered to the Administrative Agent the initial Borrowing Base Certificate meeting the requirements of
           Section 8.1(e).

           7.2 CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT. The obligation of each Lender to make any Loan (other than any Revolving Credit Loan the proceeds of which are to be used to repay Refunded Swing Line Loans) and the obligation of the Issuing Lender to issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant Borrowing
Date:

                      (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made in or pursuant to Section 6 or which are contained in any other Credit Document shall be true and correct in all material respects on and as of the date of such Loan or of the issuance of such Letter of Credit as if made on and as of such date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date).

                      (b) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such Borrowing Date or after giving effect to such Loan to be made or such Letter of Credit to be issued on such Borrowing Date.

Each borrowing by the Company hereunder and the issuance of each Letter of Credit by the Issuing Lender hereunder shall constitute a representation and warranty by the Company as of the date of such borrowing or issuance that the conditions in clauses (a) and (b) and of this subsection 7.2 have been satisfied.

                                    SECTION 8

                              AFFIRMATIVE COVENANTS
                              ---------------------

           The Company hereby agrees that, so long as the Commitments remain in effect, any Loan, Note or L/C Obligation remains outstanding and unpaid, any amount (unless cash in an amount equal to such amount has been deposited to a cash collateral account established by the Administrative Agent) remains available to be drawn under any Letter of Credit or any other amount is owing to any Lender or the Administrative Agent hereunder or under any of the other Credit Documents, the Company shall, and, in the case of the agreements contained in subsections 8.3 through 8.6, and 8.8 through 8.9, shall cause each of its Subsidiaries to:

           8.1 FINANCIAL STATEMENTS. Furnish to the Administrative Agent (with sufficient copies for each Lender which the Administrative Agent shall promptly furnish to each Lender):

                      (a) as soon as available, but in any event within 95 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of stockholders' equity and cash flows and the consolidated statements of income of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year and, in the case of the consolidated balance sheet referred to above, reported on, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, or qualification which would affect the computation of financial covenants, by independent certified public accountants of nationally recognized standing;

                      (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and the portion of the fiscal year of the Company through such date, setting forth in each case in comparative form the figures for the corresponding quarter in, and year to date portion of, the previous year, and the figures for such periods in the budget prepared by the Company and furnished to the Administrative Agent, certified by the chief financial officer, controller or treasurer of the Company as being fairly stated in all material respects;

                      (c) as soon as available, but in any event not later than 45 days after the beginning of each fiscal year of the Company to which such budget relates, a preliminary consolidated operating budget for the Company and its Subsidiaries taken as a whole; and as soon as available, any material revision to or any final revision of any such preliminary annual operating budget or any such consolidated operating budget;

                      (d) concurrently with the delivery of financial statements pursuant to subsection 8.1(a) or (b), a certificate of the chief financial officer or treasurer of the Company setting forth, in reasonable detail, (x) the computations of Capital Expenditures as of the last day of the fiscal period covered by such financial statements, the Leverage Ratio as of such last day, the Interest Coverage Ratio as of such last day and Consolidated EBITDA for the respective period being tested pursuant to Section 9.11 and (y) in the case of financial statements delivered pursuant to subsection 8.1(a), the computations of Excess Cash Flow for the respective fiscal year; and

                      (e) (i) on the Closing Date and (ii) thereafter, as soon as possible but in any event not later than 30 days after the end of each fiscal month, a borrowing base certificate substantially in the form of Exhibit M (each, a "Borrowing Base Certificate"), with respect to the Eligible Receivables of the Company and the Subsidiary Guarantors as of (x) in the case of clause (i), October 31, 1997 and
           (y) in the case of clause (ii), the last day of the immediately preceding fiscal month, and in each case, certified by the chief financial officer of the Company;

all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and (except in the case of the statements referred to in paragraphs (c), (d) and (e) of this subsection 8.1) in accordance with GAAP.

           8.2 CERTIFICATES; OTHER INFORMATION. Furnish to the Administrative Agent (with sufficient copies for each Lender which the Administrative Agent shall promptly deliver to each Lender):

                      (a) concurrently with the delivery of the consolidated financial statements referred to in subsection 8.1(a), a letter from the independent certified public accountants reporting on such financial statements stating that in making the examination necessary to express their opinion on such financial statements no knowledge was obtained of any Default or Event of Default under subsections 5.4(c), 9.1, 9.3, and 9.5 through 9.12, except as specified in such letter;

                      (b) within 15 days of the delivery of the financial statements referred to in subsections 8.1(a) and (b) (except that the certificate referred to in clause (iii) below shall be delivered concurrently with such financial statements), a certificate of the chief financial officer or treasurer of the Company stating that, to the best of such officer's knowledge, during such period (i) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Company has complied with the requirements of subsection 8.9 with respect thereto), (ii) neither the Company nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of this Agreement and the Security Documents with respect thereto, (iii) each of the Company and its Subsidiaries has observed or performed all of its respective covenants and other agreements, and satisfied every material condition, contained in this Agreement, the Notes and the other Credit Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (iv) showing in detail as of the end of the related fiscal period the figures and calculations supporting such statement in respect of subsection 9.1, clauses (b) and (e) of subsection 9.3 and subsections 9.6 through
           9.12 and any other calculations reasonably requested by the Administrative Agent with respect to the quantitative aspects of the other covenants contained herein, (v) if not specified in the financial statements delivered pursuant to subsection

           8.1, specifying the aggregate amount of interest paid or accrued by the Company and its Subsidiaries, and the aggregate amount of depreciation, depletion and amortization charged on the books of the Company and its Subsidiaries, during such accounting period, and (vi) identify any owned Real Property of the Company or a Domestic Subsidiary acquired during such accounting period that, together with any improvements thereon, has a value of at least $5,000,000;

                      (c) promptly upon receipt thereof, copies of all final reports submitted to the Company or to any of its Subsidiaries by independent certified public accountants in connection with each annual, interim or special audit of the books of the Company or any of its Subsidiaries made by such accountants, and, upon the request of any Lender (through the Administrative Agent), any final comment letter submitted by such accountants to management in connection with their annual audit;

                      (d) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available to the public generally by Holdings, the Company or any of their Subsidiaries, if any, and all regular and periodic reports and all final registration statements and final prospectuses, if any, filed by the Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions;

                      (e) concurrently with the delivery of the financial statements referred to in subsections 8.1(a) and (b), a management summary describing and analyzing the performance of the Company and its Subsidiaries during the periods covered by such financial statements;

                      (f) within 50 days after the end of each fiscal quarter, a summary of all Asset Sales during such fiscal quarter including the amount of all Net Proceeds from such Asset Sales not previously applied to prepayments of the Loans and reductions of the Commitments pursuant to the proviso to subsection 5.4(c)(iii);

                      (g) within 50 days after the end of each fiscal year, (A) a summary of all Recovery Events during such period for which proceeds received by Holdings or its Subsidiaries exceeded $250,000,
           (B) if the aggregate proceeds received with respect to all Recovery Events during such period exceeded $1,000,000, a summary of all such Recovery Events with individual amounts of proceeds in excess of $50,000, in each case including the amounts of such proceeds and the dates on which they were received, or (C) a statement that no Recovery Events described above have occurred during such fiscal year;

                      (h) within 50 days after the end of each fiscal year, a summary of all acquisitions effected pursuant to subsection 9.6(g)(B), for which the amount of individual expenditures exceeded $1,000,000, which summary shall include the amount of expenditures in connection with such acquisitions and the dates on which such acquisitions were consummated; and

                      (i) promptly, such additional financial and other information as any Lender may from time to time reasonably request (through the Administrative Agent).

           8.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations and liabilities of whatever nature, except (a) when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or any of its Subsidiaries, as the case may be, (b) for delinquent obligations which do not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole and (c) for trade and other accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Company or any of its Subsidiaries, as the case may be.

           8.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in businesses of the same general type as now conducted by it (after giving effect to the Recapitalization), and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, material privileges, franchises, copyrights, patents, trademarks and trade names necessary or desirable in the normal conduct of its business except for rights, privileges, franchises, copyrights, patents, trademarks and tradenames the loss of which would not in the aggregate have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, and except as otherwise permitted by subsections 9.4 and 9.5; and comply with all applicable Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole.


           8.5 MAINTENANCE OF PROPERTY; INSURANCE. (a) Keep all property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted); and

           (b) Maintain with financially sound and reputable insurance com-panies insurance on all its property in at least such amounts and with only such deductibles as are usually maintained by, and against at least such risks (but including, in any event, public liability insurance) as are usually insured against in the same general area by, companies engaged in the same or a similar business, and furnish to each Lender, (i) annually, a schedule disclosing (in a manner substantially similar to that used in the schedule provided pursuant to subsection 7.1(o)) all insurance against products liability risk maintained by the Company and its Subsidiaries pursuant to this subsection 8.5(b) or otherwise and (ii) upon written request of any Lender, full information as to the insurance carried; PROVIDED that the Company may implement programs of self insurance in the ordinary course of business and in accordance with industry standards for a company of similar size so long as reserves are maintained in accordance with GAAP for the liabilities associated therewith.

           8.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities which permit financial statements to be prepared in conformity with GAAP and all Requirements of Law; and permit representatives of any Lender upon reasonable notice (made through the Administration Agent and no more frequently than quarterly unless a Default or Event of Default shall have occurred and be continuing) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, operations, assets and financial and other condition of the Company and its Subsidiaries with officers and employees thereof and with their independent certified public accountants with prior reasonable notice to, and coordination with, the chief financial officer or the treasurer of the Company.

           8.7 NOTICES. Promptly give notice to the Administrative Agent (to be distributed by the Administrative Agent to the Lenders):

                      (a) of the occurrence of any Default or Event of Default;

                      (b) of any (i) default or event of default under any instrument or other agreement, guarantee or collateral document of the Company or any of its Subsidiaries which default or event of default has not been waived and would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, or any other default or event of default under any such instrument, agreement, guarantee or other collateral document which, but for the proviso to clause (e) of
           Section 10, would have constituted a Default or Event of Default under this Agreement, or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, or receipt of any notice of any environmental claim or assessment against the Company or any of its Subsidiaries by any Governmental Authority, which in any such case, if adversely determined, would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole;

                      (c) of any litigation or proceeding against the Company or any of its Subsidiaries (i) in which more than $5,000,000 of the amount claimed is not covered by insurance or (ii) in which injunctive or similar relief is sought which if obtained would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole;

                      (d) of the following events, as soon as practicable after, and in any event within 30 days after, the Company knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan which Reportable Event could reasonably result in material liability to the Company and its Subsidiaries taken as a whole, or (ii) the institution of proceedings or the taking of any other action by PBGC, the Company or any Commonly Controlled Entity to terminate, withdraw or partially withdraw from any Plan and, with respect to a Multiemployer Plan, the Reorganization or Insolvency of such Plan, in each of the foregoing cases which could reasonably result in material liability to the Company and its Subsidiaries taken as a whole, and in addition to such notice, deliver to the Administrative Agent and each Lender whichever of the following may be applicable: (A) a certificate of a Responsible Officer of the Company setting forth details as to such Reportable Event and the action that the Company or such Commonly Controlled Entity proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be;

                      (e) concurrently with the delivery of the information delivered pursuant to subsection 8.2(f) and each prepayment required pursuant to subsection 5.4(c)(iii), of any Asset Sale or substantially like-kind exchange of real property by Holdings or any of its Subsidiaries; and

                      (f) of a material adverse change known to the Company or its Subsidiaries in the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole.

Each notice pursuant to this subsection 8.7 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and (in the cases of clauses (a) through (d)) stating what action the Company proposes to take with respect thereto.

           8.8 ENVIRONMENTAL LAWS. (a) (i) Comply with all Environmental Laws applicable to it, and obtain, comply with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (ii) take reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors, and invitees comply with all Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits, applicable to any of them insofar as any failure to so comply, obtain or maintain could result in a material adverse effect on the Company and its Subsidiaries taken as a whole. Noncompliance by the Company or any of its Subsidiaries with any applicable Environmental Law or Environmental Permit shall be deemed not to constitute a breach of this 8.8(a); PROVIDED that, upon learning of any such noncompliance, the Company and its Subsidiaries shall promptly undertake reasonable efforts to achieve compliance or to contest by appropriate proceedings any alleged noncompliance and, PROVIDED FURTHER, that, in any case, such noncompliance, and any other noncompliance with Environmental Law and any contesting of allegations of noncompliance with Environmental Laws, individually or in the aggregate, could not reasonably be expected to give rise to a material adverse effect on the Company and its Subsidiaries taken as a whole.

           (b) Comply in a timely manner with all orders and lawful directives regarding Environmental Laws issued to the Company or any of its Subsidiaries by any Governmental Authority, other than such orders and lawful directives as to which an appeal or other challenge has been timely and properly taken in good faith and the pendency of any and all such appeals and other challenges could not reasonably be expected to give rise to a material adverse effect on the Company and its Subsidiaries taken as a whole.

           (c) Maintain, update as appropriate, and implement in all material respects an environmental program reasonably designed to (i) ensure that the Company, its Subsidiaries, any of their respective operations (including, without limitation, disposal), and any properties owned, leased or operated by any of them, attain and remain in substantial compliance with all applicable Environmental Laws; (ii) reasonably and prudently manage any liabilities or potential liabilities that the Company, any of the other Credit Parties, any of their respective operations (including, without limitation, disposal), and any properties owned or leased by any of them, may have under all applicable Environmental Laws; and (iii) ensure that the Company and its Subsidiaries undertake reasonable efforts to identify, and reasonably evaluate, issues of compliance with and liability under Environmental Laws prior to acquiring, directly or indirectly, any ownership or leasehold interest in real property, or other interest in any real property that could give rise to the Company or any of its Subsidiaries being subjected to liability under any Environmental Law as a result of such acquisition.

           8.9 ADDITIONAL COLLATERAL. (a) Subject to subsections 8.9(f) and (g), with respect to any assets acquired after the Closing Date by the Company or any of the Subsidiary Guarantors that are intended to be subject to the Lien created by any of the Security Documents but which are not so subject (but, in any event, excluding (x) any assets described in paragraph (b) or (c) of this subsection, (y) immaterial assets and (z) Receivables Facility Assets), promptly (and in any event within 30 days after the acquisition thereof): (i) execute and deliver to the Administrative Agent such amendments or supplements to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on such assets, and (ii) take all actions necessary or advisable to cause such Lien to be duly perfected to the extent required by such Security Document in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent.

           (b) With respect to any Person that is or becomes a Subsidiary (other than (v) any joint venture or other Person referred to in subsection 9.6(h) in which (x) there are no investments by the Company or any of its Subsidiaries as of the Closing Date and (y) all investments by the Company or its Subsidiaries after the Closing Date are made pursuant to subsection 9.6(h), (w) any Immaterial Subsidiary (so long as such Subsidiary remains an Immaterial Subsidiary), (x) subject to the provisions of subsection 8.9(g), any Receivables SPV, (y) any Captive Insurance Subsidiary and (z) any Foreign Subsidiary), promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Pledge Agreement as the Administrative Agent reasonably shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on any Capital Stock owned by such Subsidiary except to the extent not required to be pledged pursuant to the Holdings/Subsidiary Pledge Agreement, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Company or such

Subsidiary, as the case may be, and (iii) cause such new Subsidiary (A) to become a party to the Subsidiary Guarantee and the Subsidiary Security Agreement or such comparable documentation which is in form and substance reasonably satisfactory to the Administrative Agent, and (B) to take all actions necessary or advisable to cause the Lien created by the Subsidiary Security Agreement to be duly perfected to the extent required by such agreement in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent. Notwithstanding the foregoing, any Person that is not a Subsidiary on the Closing Date shall not be required to sign a Guaranty if (i) all advances, loans and other investments made therein by the Company and its Subsidiaries are made after the Closing Date and (ii) all such advances, loans and investments in such Person are made pursuant to subsection 9.6(h).

           (c) With respect to any Person that is or becomes a Foreign Subsidiary (excluding (x) any Subsidiary that is a joint venture or other Person referred to in subsection 9.6(h) in which (A) there are no investments by the Company or any of its Subsidiaries as of the Closing Date and (B) all investments made by the Company and its other Subsidiaries after the Closing Date are made pursuant to subsection 9.6(h), or (y) any Immaterial Subsidiary so long as it remains as such), promptly upon the request of the Administrative
Agent: (i) execute and deliver to the Administrative Agent a new pledge agreement or such amendments to the relevant Pledge Agreement as the Administrative Agent reasonably shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Company or any of its Domestic Subsidiaries (PROVIDED that in no event shall more than 65% of the total combined voting equity or its equivalent of any such Foreign Subsidiary be required to be so pledged, although all non-voting equity and its equivalent which is owned by the Company or any of its Domestic Subsidiaries shall be required to be so pledged), (ii) deliver to the Administrative Agent any certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Company or such Subsidiary, as the case may be, and take or cause to be taken all such other actions under the law of the jurisdiction of organization of such Foreign Subsidiary as may be necessary or advisable to perfect such Lien on such Capital Stock, and if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses
(i) and (ii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

           (d) In the event that at any time after the Closing Date, any Subsidiary which was previously an Immaterial Subsidiary ceases to be an Immaterial Subsidiary, the Company shall cause such Subsidiary to take all action, if any, that would be required pursuant to preceding subsections 8.9(b) and (c) with respect to a Person which then became a Subsidiary.

           (e) Within 10 days of the Closing Date, the Administrative Agent shall have received (i) fully executed counterparts of deeds of trust, mortgages and similar documents in each case in form and substance reasonably satisfactory to the Administrative Agent and substantially in the form of Exhibit L (each a "MORTGAGE" and collectively, the "MORTGAGES") covering all the Mortgaged Properties, and arrangements reasonably satisfactory to the Administrative Agent shall be in place to provide that counterparts of such Mortgages shall be promptly recorded upon execution in all places to the extent necessary or desirable, in the reasonable judgment of the Administrative Agent, effectively to create a valid and enforceable first priority Lien, subject only to Permitted Liens, on each Mortgaged Property in favor of the Administrative Agent (or such other trustee as may be required or desired under local law) for the benefit of the Lenders, (ii) a lender's title insurance policy, paid for by the Company, issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be reasonably requested by the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, insuring each Mortgage as a first lien on the relevant Mortgaged Property and subject only to Liens expressly agreed to by the Administrative Agent and (iii) such other documents (including without limitation, current ALTA/ASCM surveys of any parcel of Real Property made in accordance with ALTA/ASCM standards, including Table A, Items Nos. 1-4 and 6-13) as are reasonably required by the Administrative Agent.

           (f) Upon the request of the Administrative Agent, the Company will, and will cause its Wholly-Owned Subsidiary Guarantors to, promptly grant to the Administrative Agent, within 60 days of such request, security interests and mortgages (an "ADDITIONAL MORTGAGE") in such owned Real Property of the Company and its Domestic Subsidiaries as are acquired after the Closing Date by the Company or such Subsidiary and that, together with any improvements thereon, individually have a value of at least $5,000,000, as additional security for the obligations of the Credit Parties under any Credit Document (unless the subject property is already mortgaged to a third party to the extent permitted by subsection 9.2) (it being understood that the provisions of this subsection 8.9(f) will apply to the Real Property subject to the Industrial Revenue Bonds at such time that the Industrial Revenue Bonds are repaid, as if such Real Property were acquired on the date of such repayment). Such Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable perfected Liens subject only to Permitted Liens and such other Liens reasonably acceptable to the Administrative Agent. The Additional Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full. If requested by the Administrative Agent or the Required Lenders, the Company shall provide a lender's title policy with respect to each such Additional Mortgage conforming to the requirements of subsection 8.9(e).

           (g) All capital stock of each Receivables SPV, if any, shall be required to be pledged pursuant to the relevant Pledge Agreement; PROVIDED that
(A) to the extent prohibited by the relevant Receivables Facility (and so long as such Receivables Facility is in effect and contains such prohibition), no security interest will be required in the Capital Stock of the respective Receivables SPV and (B) to the extent the stock of a Receivables SPV is required to be pledged to secure amounts owing under the respective Receivables Facility, the Company shall use commercially reasonable efforts to grant a second priority perfected security interest in such Capital Stock to secure the obligations pursuant to the Credit Documents (and shall take all action in connection therewith as may reasonably be requested by the Administrative Agent).

                                    SECTION 9

                               NEGATIVE COVENANTS
                               ------------------

           The Company hereby agrees that it shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly so long as the Commitments remain in effect or any Loan, Note or L/C Obligation remains outstanding and unpaid, any amount (unless cash in an amount equal to such amount has been deposited to a cash collateral account established by the Administrative Agent) remains available to be drawn under any Letter of Credit or any other amount is owing to any Lender or the Administrative Agent hereunder or under any other Credit Document (it being understood that each of the permitted exceptions to each of the covenants in this Section 9 is in addition to, and not overlapping with, any other of such permitted exceptions except to the extent expressly provided):

           9.1 INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

                      (a) the Indebtedness outstanding on the Closing Date and reflected on Schedule 9.1(a), including the refinancing of any such Indebtedness on terms and conditions taken as a whole no less favorable to the Company and its Subsidiaries or the Lenders;

                      (b) Indebtedness consisting of the Loans and in connection with the Letters of Credit and this Agreement;

                      (c) Indebtedness (i) of the Company to any Wholly-Owned

           Subsidiary Guarantor, (ii) of any Wholly-Owned Subsidiary Guarantor to the Company or any other Wholly-Owned Subsidiary Guarantor; (iii) of any Foreign Subsidiary to the Company or any other Subsidiary in an aggregate principal amount at any time outstanding not to exceed $25,000,000 PLUS the sum of any amounts dividended or distributed to the Company or any Wholly-Owned Subsidiary Guarantor by any Foreign Subsidiary, LESS the sum of (A) the amount of any guarantees of obligations of Foreign Subsidiaries pursuant to subsection 9.3(c)(ii) and (B) the amount of any investments made in a Foreign Subsidiary pursuant to subsection 9.6(b)(iii); (iv) of one or more Captive Insurance Subsidiaries to the Company or any other Subsidiary in an aggregate principal amount (for all Indebtedness pursuant to this clause (iv)) at any time outstanding (calculated without regard to any write-downs or write-offs thereof) not to exceed $10,000,000 PLUS the sum of any amounts dividended or distributed (except as contemplated by subsection 9.5(j)) to the Company or any Wholly-Owned Subsidiary Guarantor after the Closing Date by Captive Insurance Subsidiaries, LESS the sum of any amounts outstanding in accordance with subsections 9.3(c)(iii) and 9.6(k); and (v) of any Receivables SPV to the Company or any other Wholly-Owned Subsidiary Guarantor in respect of receivables purchased by such Receivables SPV from such Person and as evidenced by a promissory note or notes in an aggregate principal amount not to exceed the difference between the face amount of such purchased receivables and the amount of Receivables Facility Attributed Indebtedness, LESS any amount outstanding in accordance with subsection 9.6(b)(iv); PROVIDED THAT, IN THE CASE OF EACH OF CLAUSES (i) THROUGH (v) ABOVE, IF (A) A DEFAULT OR EVENT OF DEFAULT IS IN EXISTENCE AND (B) THE ADMINISTRATIVE AGENT OR REQUIRED LENDERS SO REQUEST, THE INDEBTEDNESS REFERRED TO IN THIS CLAUSE (c) SHALL BE EVIDENCED BY A PROMISSORY NOTE OR PROMISSORY NOTES WHICH SHALL BE PLEDGED TO THE ADMINISTRATIVE AGENT ON TERMS AND CONDITIONS SATISFACTORY TO THE ADMINISTRATIVE AGENT;

                      (d) Indebtedness of the Company in respect of:

                                 (i)(y) up to $135,000,000 principal amount of
                      Bridge Subordinated Debt issued on the Closing Date, and additional principal amount of Bridge Subordinated Debt issued in lieu of cash interest on the outstanding Bridge Subordinated Debt and otherwise as contemplated by the Bridge Loan Agreement upon exchange of Bridge Subordinated Debt into exchange notes or (z) up to $135,000,000 principal amount of Senior Subordinated

                      Notes issued on the Closing Date; and

                                 (ii) Permanent Subordinated Debt in an
                      aggregate principal amount at any time outstanding not to exceed (A) the sum of $135,000,000 and 6% of such amount LESS (B) the aggregate principal amount of Indebtedness then outstanding pursuant to preceding (i) (after giving effect to any repayment thereof with the proceeds of the Permanent Subordinated Debt), the proceeds (net of any fees and expenses in connection therewith) of which shall be applied to prepay, redeem, retire or repurchase either
                      (I) the outstanding principal amount of the Bridge Subordinated Debt or (II) Permanent Subordinated Debt plus
                      (C) $20,000,000 incurred at the time of any refinancing of the Permanent Subordinated Debt;

                      (e) Indebtedness of the Company and its Subsidiaries for industrial revenue bonds or other similar governmental and municipal bonds, for the deferred purchase price of newly acquired property and to finance equipment of the Company and its Subsidiaries (pursuant to purchase money mortgages or otherwise and whether owed to the seller or a third party) used in the ordinary course of business (PROVIDED such financing is entered into within 180 days of the acquisition of such property) of the Company and its Subsidiaries in an amount (based on the remaining balance of the obligations therefor on the books of the Company and its Subsidiaries) which shall not exceed $25,000,000 in the aggregate at any one time outstanding and Indebtedness of the Company and its Subsidiaries in respect of Financing Leases to the extent subsections 9.7, 9.9 and 9.10 would not be contravened;

                      (f) Indebtedness of the Company and its Domestic Subsidiaries in an aggregate principal amount at any one time outstanding not in excess of $25,000,000;

                      (g) Indebtedness of any Receivables SPV pursuant to any Receivables Facility;

                      (h) Indebtedness in respect of letters of credit (other than Letters of Credit issued hereunder) in an aggregate principal amount equal to $25,000,000 at any one time outstanding;

                      (i) Indebtedness (i) assumed in connection with acquisitions permitted by subsection 9.6(g) (so long as such Indebtedness was not incurred in anticipation of the respective acquisition), (ii) of newly acquired Subsidiaries acquired in such acquisitions (so long as such Indebtedness was not incurred in anticipation of the respective acquisition) and (iii) owed to the seller in any acquisition permitted by subsection 9.6(g) constituting part of the purchase price thereof, all of which Indebtedness permitted by this subsection 9.1(i) shall not exceed in the aggregate at any one time $25,000,000 outstanding;

                      (j) Indebtedness in connection with workmen's compensation obligations and general liability exposure of the Company and its Subsidiaries;

                      (k) Additional unsecured subordinated indebtedness of the Company and its Subsidiaries (which Indebtedness shall be subordinated to all obligations pursuant to the Credit Documents pursuant to subordination terms which are at least as favorable to the Lenders as those contained in the Indebtedness referenced in preceding paragraph (d)), PROVIDED that (i) such Indebtedness shall not exceed $10,000,000 in aggregate principal amount at any time outstanding plus any additional principal amount of such Indebtedness issued in lieu of cash interest on such outstanding Indebtedness or any refinancing thereof, (ii) no part of the principal amount of such Indebtedness shall have a maturity date earlier than the one-year anniversary of the final C Installment Payment Date and (iii) the non-default interest rate thereon shall not exceed 12% per annum; and

                      (l) Indebtedness of Foreign Subsidiaries in an aggregate principal amount at any time outstanding not in excess of the equivalent at the date of each incurrence thereof of $25,000,000.

                      9.2 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets, income or profits, whether now owned or hereafter acquired, except:

                      (a) Liens for taxes, assessments or other governmental charges not yet delinquent or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

                      (b) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not yet due or which are bonded or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

                      (c) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation;

                      (d) deposits to secure the performance of bids, tenders, trade or government contracts (other than for borrowed money), leases, licenses, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                      (e) easements (including, without limitation, reciprocal easement agreements), rights-of-way, building, zoning and similar restrictions, utility agreements, covenants, reservations, restrictions, encroachments, changes, and other similar encumbrances or title defects incurred, or leases or subleases granted to others, in the ordinary course of business, which do not in the aggregate materially detract from the aggregate value of the properties of the Company and its Subsidiaries, taken as a whole, or in the aggregate materially interfere with or adversely affect in any material respect the ordinary conduct of the business of the Company and its Subsidiaries on the properties subject thereto, taken as a whole;

                      (f) Liens in favor of the Administrative Agent and the Lenders pursuant to the Credit Documents, including Liens pursuant to the Credit Documents in respect of Interest Rate Agreements, and bankers' liens arising by operation of law;

                      (g) Liens on property of the Company or any of its Subsidiaries created solely for the purpose of securing Indebtedness permitted by subsection 9.1(e) representing or incurred to finance, refinance or refund the purchase price of property, 9.1(i) (so long as in the case of clauses (i) and (ii) thereof such Lien was not incurred in anticipation of the related acquisition) or 9.1(l) PROVIDED that (x) no such Lien incurred in connection with Indebtedness pursuant to subsection 9.1(e) and 9.1(i) shall extend to or cover other property of the Company or such Subsidiary other than the respective property so acquired, and the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original purchase price of such property and (y) no such Lien incurred in connection with Indebtedness pursuant to subsection 9.1(l) shall extend to any property other than the property of one or more Foreign Subsidiaries;

                      (h) Liens existing on the Closing Date after giving effect to the consummation of the Recapitalization and described in subsection 6.13 or Schedule 9.2(h) (including the extension of any Liens listed on such Schedule relating to any Indebtedness permitted under subsection 9.1(a) in connection with any refinancing of such Indebtedness permitted by such subsection and any Liens securing Indebtedness to be repaid on the Closing Date to the extent the Company has made arrangements to terminate such Liens in a manner satisfactory to the Administrative Agent), PROVIDED that no such Lien shall extend to or cover other property of the Company or the respective Subsidiary other than the respective property so encumbered and the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original principal amount of the Indebtedness so secured;

                      (i) Liens on documents of title and the property covered thereby securing Indebtedness in respect of the Commercial L/Cs;

                      (j) (i) mortgages, liens, security interests, restrictions, encumbrances or any other matter of record that have been placed by any developer, landlord or other third party on property over which the Company or any Subsidiary of the Company has easement rights or on any Leased Property and subordination or similar agreements relating thereto and (ii) any condemnation or eminent domain proceedings affecting any real property;

                      (k) Liens in connection with workmen's compensation obliga- tions and general liability exposure of the Company and its Subsidiaries;

                      (l) Liens on goods (and proceeds thereof) securing reimbursement obligations in respect of commercial letters of credit issued in accordance with the terms of this Agreement; and

                      (m) Liens on any Receivables Facility Assets to the extent required to secure the repayment of any Indebtedness incurred under any Receivables Facility permitted by subsection 9.1(g).

           9.3 LIMITATION ON CONTINGENT OBLIGATIONS. Create, incur, assume or suffer to exist any Contingent Obligation except:

                      (a) the Guarantees;


                      (b) other guarantees by the Company incurred in the ordinary course of business for an aggregate amount not to exceed $5,000,000 at any one time outstanding;

                      (c) guarantees by the Company or any Domestic Subsidiary
           (i) of obligations of Wholly-Owned Subsidiary Guarantors or the Company; (ii) of obligations of Foreign Subsidiaries of the Company in an aggregate principal amount not to exceed $25,000,000 plus the sum of any amounts dividended or distributed to the Company or any Wholly-Owned Subsidiary Guarantors by such Foreign Subsidiaries, less any amounts outstanding in accordance with subsections 9.1(c)(iii) and 9.6(b)(iii); and (iii) of obligations of one or more Captive Insurance Subsidiaries in an aggregate amount not to exceed $10,000,000 plus the sum of all amounts dividended or distributed (except as contemplated by subsection 9.5(j)) to the Company or any Wholly-Owned Subsidiary Guarantor after the Closing Date by Captive Insurance Subsidiaries, less any amounts outstanding in accordance with subsections 9.1(c)(iv) and 9.6(k); provided that any unreimbursed payments pursuant to any Contingent Obligations made as permitted by preceding clause (iii) shall be deemed to constitute investments made pursuant to (and shall be required to satisfy the requirements of) subsection 9.6(k);

                      (d) Contingent Obligations existing on the Closing Date and described in Schedule 9.3(d) and Contingent Obligations relating to any refinancing Indebtedness permitted under subsection 9.1(a) (in each case, so long as the Contingent Obligations relating to any such refinancing Indebtedness are not more extensive (or provided by additional obligors) than the Contingent Obligations as same existed with respect to the Indebtedness being refinanced (or which was originally so refinanced);

                      (e) guarantees of obligations to third parties in connection with relocation of employees of the Company or any of its Subsidiaries, in an amount which, together with all loans and advances made pursuant to subsection 9.6(f), shall not exceed $5,000,000 at any time outstanding;

                      (f) Contingent Obligations in connection with workmen's compensation obligations and general liability exposure of the Company and its Subsidiaries;

                      (g) subordinated guarantees in respect of the Subordinated Debt provided by one or more Subsidiary Guarantors (which guarantees may remain in effect only so long as the respective such entity remains a Subsidiary Guarantor), PROVIDED that such subordinated guarantees are subordinated to the Guarantees on substantially the same basis as the Subordinated Debt is subordinated to the Loans; and

                      (h) with respect to any Receivables Facility entered into after the Closing Date, the Company and its Subsidiaries may provide Standard Securitization Undertakings.

           9.4 PROHIBITION OF FUNDAMENTAL CHANGES. Enter into any merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or engage in any type of business other than of the same general type now conducted by it, except (a) for the transactions otherwise permitted pursuant to clause (b) of subsection 9.5, (b) any Subsidiary of the Company may be merged with and into the Company or a Wholly-Owned Subsidiary Guarantor (in each case so long as no merger consideration is paid in connection therewith to a Person other than the Company or a Wholly-Owned Subsidiary Guarantor), (c) Subsidiaries with a net book value not greater than $250,000 may be dissolved and (d) any Subsidiary may otherwise be dissolved; PROVIDED that upon dissolution, the assets of such Subsidiary are transferred to the Company or a Wholly-Owned Subsidiary Guarantor on the terms and subject to the conditions set forth in subsection 9.5(b).

           9.5 PROHIBITION ON SALE OF ASSETS. Convey, sell, lease (other than a sublease of real property), assign, transfer or otherwise dispose of (including through a transaction of merger or consolidation) any of its property, business or assets (including, without limitation, other payments and receivables but excluding leasehold interests), whether now owned or hereafter acquired, except:

                      (a) for sales or other dispositions of inventory in the ordinary course of business;

                      (b) except as otherwise permitted by subsection 9.6, that the Company or any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to, and any Subsidiary of the Company may merge with and into, the Company or a Wholly- Owned Subsidiary Guarantor, and the Company or any Subsidiary of the Company may sell or otherwise dispose of, or part with control of any or all of, the Capital Stock of any Subsidiary to a Wholly-Owned Subsidiary Guarantor or the Company, PROVIDED that, no such transaction may be effected if it would result in the transfer of any assets of, or any Capital Stock of, the Company or a Subsidiary to, or the merger with and into, another Subsidiary all of the Capital Stock of which owned by the Company or any Subsidiary has not been pledged to the Administrative Agent and which has not guaranteed the obligations of the Company, for the benefit of the Lenders, under the Notes and this Agreement, and granted liens or security interests in favor of the Administrative Agent, for the benefit of the Lenders, on substantially all of its assets to secure such guarantee, pursuant to a guarantee, security agreement and other documentation reasonably satisfactory to the Administrative Agent;

                      (c) leases of Fee Properties and other real property owned in fee;

                      (d) any condemnation or eminent domain proceedings affecting any real property, PROVIDED that the parties hereto agree that the net proceeds received in connection with such proceeding shall be deemed to constitute "Net Proceeds" of a Recovery Event;

                      (e) substantially like-kind exchanges of real property; PROVIDED that only any cash received by the Company or any Subsidiary of the Company in connection with such an exchange (net of all costs and expenses incurred in connection with such transaction or with the commencement of operation of real property received in such exchange) shall be deemed to be Net Proceeds and shall be applied as provided for in subsection 5.4(c)(iii);

                      (f) for the sale or other disposition of any property that, in the reasonable judgment of the Company has become uneconomic, obsolete or worn out, and which is sold or disposed of in the ordinary course of business;

                      (g) for the sale or other disposition of any property the aggregate amount of the net proceeds received in respect of which shall not exceed $7,500,000 during the term of this Agreement;

                      (h) the sale, encumbrance or other disposition at any time or from time to time of Receivables Facility Assets pursuant to the respective Receivables Facility;

                      (i) any sale or disposition of any interest in real property; PROVIDED that (i) subject to following clause (iii), the net proceeds of any such sale shall constitute Net Proceeds only to the extent such net proceeds are not reinvested in real property within twelve months from the date of such sale, (ii) if the real property so sold constituted Collateral under the Security Documents then any real property purchased with the net proceeds thereof shall be mortgaged for the benefit of the Lenders if required by subsection 8.9(f) and in accordance therewith and (iii) the aggregate outstanding amount of net proceeds held by the Company at any time for reinvestment in respect of any real property sold pursuant to this paragraph shall not exceed $15,000,000;

                      (j) the sale (for cash at fair market value, as determined in good faith by the Company) or liquidation (whether partial or total) of any Captive Insurance Subsidiary, including, without limitation, by way of a return of excess assets therefrom following any transfer of liabilities of the respective Captive Insurance Subsidiary;

                      (k) any sales, at fair market value for cash, Investment Grade Securities or other Permitted Insurance Company Investments, of Permitted Insurance Company Investments by any Captive Insurance Subsidiary made in the ordinary course of business; and

                      (l) any sale of life insurance policies to certain management personnel of Holdings, the Company or its Subsidiaries pursuant to the Recapitalization Agreement in an approximate amount not to exceed $2,000,000.

Notwithstanding anything to the contrary contained above, the foregoing provisions shall in no event permit the sale by the Company or any of its Subsidiaries of the Capital Stock of any Subsidiary of the Company; PROVIDED that, to the extent otherwise permitted pursuant to the above provisions of this subsection 9.5, Capital Stock of one or more Subsidiaries of the Company may be sold so long as (x) 100% of the Capital Stock of the respective Subsidiary owned by the Company and its Subsidiaries is so sold and (y) no Default or Event of Default shall exist at the time of such sale or immediately after giving effect thereto (it being understood that intercompany Indebtedness previously justified pursuant to subsection 9.1(c) to or from the respective Subsidiary so sold shall not be permitted to remain outstanding after giving effect to the respective sale).

           9.6 LIMITATION ON INVESTMENTS, ACQUISITIONS, LOANS AND ADVANCES. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in (including, without limitation, any acquisition of all or any substantial portion of the assets, and any acquisition of a business or a product line, of other companies, other than the acquisition of inventory in the ordinary course of business), any Person (except to the extent permitted by
Section 9.7), except:

                      (a) the Company may make loans or advances to Subsidiaries, and Subsidiaries may make loans or advances to the Company and other Subsidiaries, to the extent in each case the Indebtedness created thereby is permitted by subsection 9.1(c);

                      (b)(i) any Subsidiary may make investments in the Company (by way of capital contribution or otherwise), (ii) the Company and any Subsidiary may make investments in, or create, any Wholly-Owned Domestic Subsidiary (by way of capital contribution or otherwise) or make investments permitted by subsection 9.5(b), PROVIDED that, in any such case, the requirements of subsection 8.9 are satisfied and
           (iii) the Company and any Subsidiary may make investments in, or create, any Wholly-Owned Foreign Subsidiary (by way of capital contribution or otherwise), PROVIDED that (x) the requirements of subsection 8.9 are satisfied and (y) the aggregate amount of all investments in such Foreign Subsidiaries shall not exceed (I) $25,000,000 (plus the sum of any amount dividended or distributed by such Foreign Subsidiaries to the Company or any Wholly-Owned Subsidiary Guarantor), MINUS (II) the amount of any Indebtedness of any Foreign Subsidiary at any such time outstanding in accordance with subsection 9.1(c)(iii) or 9.3(c)(ii); and (iv) the Company and any Subsidiary may contribute receivables to any Receivables SPV in an aggregate face amount not to exceed the difference between the face amount of such receivables and the Receivables Facility Attributed Indebtedness, LESS any amount outstanding in accordance with subsection 9.1(c)(vi);

                      (c) the Company and its Subsidiaries may invest in, acquire and hold Cash Equivalents and Investment Grade Securities;

                      (d) the Company or any of its Subsidiaries may make payroll advances in the ordinary course of business;

                      (e) the Company or any of its Subsidiaries may extend credit and acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (PROVIDED that nothing in this clause (e) shall prevent the Company or any Subsidiary from offering such concessionary trade terms, or from receiving such investments, in connection with the bankruptcy or reorganization of their respective suppliers or customers or the settlement of disputes with such customers or suppliers arising in the ordinary course of business, as management deems reasonable in the circumstances);

                      (f) the Company or any of its Subsidiaries may make travel and entertainment advances and relocation and other loans to officers and employees of the Company or any such Subsidiary, PROVIDED that the aggregate principal amount of all such loans and advances outstanding at any one time, together with the guarantees of such loans and advances made pursuant to subsection 9.3(e), shall not exceed $5,000,000 at any one time outstanding;

                      (g) the Company and its Wholly-Owned Subsidiaries (excluding any Captive Insurance Subsidiary and Receivables SPV) may make expenditures to acquire all or a substantial portion of the Capital Stock or assets of any Person engaged primarily in one or more businesses in which the Company and its Subsidiaries are engaged or directly related thereto or in the building products, ladder and climbing equipment and aluminum extrusion products industries generally, PROVIDED that, after giving PRO FORMA effect to any such acquisition and the financing thereof, either (A) (i) the amount of the expenditures pursuant to this clause (g) does not exceed $25,000,000 with respect to any single acquisition (or related series of acquisitions) of Capital Stock or assets, and does not exceed $50,000,000 in the aggregate for all expenditures made pursuant to this clause (g), in each case without the prior written consent of the Required Lenders, (ii) the provisions of subsection 8.9 are satisfied, (iii) the ratio of Consolidated Funded Indebtedness as of the day of such acquisition to Consolidated EBITDA for the period of four fiscal quarters ending as at the last day of the most recently ended fiscal quarter is less than 5.50 to 1.00; PROVIDED that the last four fiscal quarters of Consolidated EBITDA (x) (as may be adjusted for identified post acquisition cost savings reasonably agreed to by the Company and the Co-Arrangers) of each acquired company, business or group of assets during the testing period shall be added for purposes of calculating such ratio and (y) of each company, business or group of assets sold during the respective four fiscal quarter period or thereafter and on or prior to the date of determination pursuant to one or more Asset Sales shall be subtracted for purposes of calculating such ratio, (iv) the Available Revolving Credit Commitment at such time (after giving effect to all payments reasonably anticipated to be made in connection with the respective acquisition) shall be no less than $15,000,000, (v) no Default or Event of Default has occurred and is continuing or would result therefrom and (vi) on or prior to the date of consummation of the respective acquisition, the Company furnishes to the Administrative Agent a certificate from its chief financial officer stating that the foregoing requirements of this clause (A) have been met

           (and providing, in reasonable detail, the calculations required pursuant to preceding clause (iii)) or (B)(i) the amount of expenditures in connection with such acquisition does not exceed $7,500,000 and the Company elects (by prior written notice to the Administrative Agent) to treat such expenditures as "Capital Expenditures" for purposes of this Agreement, including, but not limited to, subsection 9.7, (ii) the provisions of subsection 8.9 are satisfied, and (iii) no Default or Event of Default has occurred and is continuing or would result therefrom;

                      (h) the Company or any of its Subsidiaries may make investments in, or loans or investments to, joint ventures or other Persons engaged primarily in one or more businesses in which the Company and its Subsidiaries are engaged or directly related thereto or in the building products, ladder and climbing equipment and aluminum extrusion products industries generally, in an aggregate principal amount not to exceed $20,000,000 (plus the sum of any amounts dividended or distributed to the Company or any Wholly-Owned Subsidiary Guarantor by such joint venture or other Person); PROVIDED that at the time of and after giving effect thereto no Default or Event of Default shall have occurred and be continuing or would result therefrom;

                      (i) Captive Insurance Subsidiaries may make Permitted Insurance Company Investments;

                      (j) the Company and its Subsidiaries may, in the ordinary course of business, engage in aluminum hedging so long as such hedging is not for speculative purposes and is reasonably related to its anticipated manufacturing needs; and

                      (k) the Company and any Wholly-Owned Subsidiary Guarantor may make loans and advances to, or other investments in, Captive Insurance Subsidiaries so long as the aggregate amount of any loans, advances or other investments at any time outstanding (determined without regard to any write-downs or write-offs thereof) pursuant to this clause (k) shall not exceed $10,000,000; PLUS the sum of any amounts dividended or distributed to the Company or any Wholly-Owned Subsidiary Guarantor by such Captive Insurance Subsidiaries, LESS any amounts outstanding in accordance with subsections 9.1(c)(iv) and 9.3(c)(iii).

           For the purposes of this subsection 9.6, the payment by the Company of expenses and operating costs of any Wholly-Owned Subsidiary Guarantor incurred in the ordinary course of its business shall not be considered to be a loan, advance or other investment of the Company in such Subsidiary and shall be permitted under this

Agreement.

           Notwithstanding anything to the contrary contained above in this subsection 9.6, none of the advances, loans, extensions of credit or capital contributions, or purchases of stock, bonds, notes, debentures or other securities, or other investments as otherwise permitted pursuant to clause (a) through (k) above shall be permitted to be made in Holdings.

           9.7 CAPITAL EXPENDITURES. Make or commit to make any Capital Expenditures, except that the Company and its Subsidiaries may make or commit to make Capital Expenditures not exceeding the amount set forth below (the "BASE AMOUNT") for each of the years or other periods set forth below:


                            Year
                         or Period                     Base Amount
                         ---------                     -----------

                      Closing Date to                  $25,000,000
                     December 31, 1998

                     Calendar Year 1999                $25,000,000

                     Calendar Year 2000                $25,000,000

                     Calendar Year 2001                $25,000,000

                     Calendar Year 2002                $25,000,000

                     Calendar Year 2003                $25,000,000

                     Calendar Year 2004                $25,000,000

                     January 1, 2005 to
                     November 30, 2005                 $25,000,000

PROVIDED that (i) for any period set forth above, the Base Amount set forth above may be increased by a maximum of 50% of the Base Amount for any such period by carrying over to any such period any portion of the Base Amount (as increased) not spent in the immediately preceding period and (ii) for each period of the Company, the Base Amount set forth above shall be increased in the event any Person or assets of such Person (an "ACQUIRED PERSON") is acquired as permitted herein by an amount equal to 110% of the amount of capital expenditures (determined in accordance with GAAP) of such Acquired Person for the twelve months prior to the date it was acquired ("ACQUIRED CAPITAL EXPENDITURES"); PROVIDED that, with respect to the fiscal year in which such Person becomes an Acquired Person, the Base Amount shall be increased by the product of (A) the Acquired Capital Expenditures of such Acquired Person times
(B) a fraction, the numerator of which is the number of days remaining in the fiscal year of the Company in which such Acquired Person was acquired and the denominator of which is 365; PROVIDED FURTHER, that, notwithstanding anything to the contrary herein, additional Capital Expenditures may be made with net proceeds (x) received in property sales or dispositions under subsection 9.5(i) and (y) of Recovery Events invested as permitted pursuant to subsection 5.4(c)(v); and PROVIDED FURTHER, that notwithstanding anything to the contrary herein, additional Capital Expenditures may be made in an aggregate amount (for all Capital Expenditures made after the Closing Date pursuant to this proviso) not to exceed $50,000,000.

           9.8 INTEREST RATE AGREEMENTS. Enter into, create, incur, assume or suffer to exist any Interest Rate Agreements or obligations in respect thereof except in the ordinary course of business for non-speculative purposes.

           9.9 DEBT TO EBITDA. At the last day of any fiscal quarter set forth below, permit the ratio (the "LEVERAGE RATIO") of Consolidated Funded Indebtedness as of such day to Consolidated EBITDA for the period of four fiscal quarters ending on such day to be greater than the ratio set forth below for such fiscal quarter; PROVIDED that, (x) with respect to any acquisition made during the respective four quarter period pursuant to, and as permitted by, subsection 9.6(g), the last four fiscal quarters of Consolidated EBITDA (as may be adjusted for post acquisition cost savings reasonably agreed to by the Company and the Co-Arrangers) of the acquired company shall be added for the purposes of calculating this ratio and (y) of each company, business or group of assets sold during the respective four fiscal quarter period pursuant to one or more Asset Sales shall be subtracted for purposes of calculating this ratio:

       Fiscal Year      Fiscal Quarter              Ratio
       -----------      --------------              -----

       1997                Fourth                   6.75 to 1.00


       1998                First                    6.75 to 1.00
                           Second                   6.75 to 1.00
                           Third                    6.75 to 1.00
                           Fourth                   6.75 to 1.00

       1999                First                    6.50 to 1.00
                           Second                   6.50 to 1.00
                           Third                    6.50 to 1.00
                           Fourth                   6.50 to 1.00

       2000                First                    6.00 to 1.00
                           Second                   6.00 to 1.00
                           Third                    5.75 to 1.00
                           Fourth                   5.75 to 1.00

       2001                First                    5.75 to 1.00
                           Second                   5.50 to 1.00
                           Third                    5.50 to 1.00
                           Fourth                   5.25 to 1.00

       2002                First                    5.00 to 1.00
                           Second                   5.00 to 1.00
                           Third                    5.00 to 1.00
                           Fourth                   4.75 to 1.00

       2003                First                    4.75 to 1.00
                           Second                   4.50 to 1.00
                           Third                    4.50 to 1.00
                           Fourth                   4.25 to 1.00

       2004                First                    4.25 to 1.00
                           Second                   4.00 to 1.00
                           Third                    4.00 to 1.00
                           Fourth                   3.75 to 1.00

       2005                First                    3.75 to 1.00
                           Second                   3.50 to 1.00
                           Third                    3.50 to 1.00
                           Fourth                   3.50 to 1.00

           9.10 INTEREST COVERAGE. At the last day of any fiscal quarter set forth below, permit the Interest Coverage Ratio to be less than the ratio set forth below for such fiscal quarter:


                  Fiscal Year      Fiscal Quarter       Ratio
                  -----------      --------------       -----
                  1997             Fourth               1.60 to 1.00

                  1998             First                1.60 to 1.00
                                   Second               1.60 to 1.00
                                   Third                1.60 to 1.00
                                   Fourth               1.60 to 1.00

                  1999             First                1.60 to 1.00
                                   Second               1.60 to 1.00
                                   Third                1.60 to 1.00
                                   Fourth               1.70 to 1.00

                  2000             First                1.70 to 1.00
                                   Second               1.70 to 1.00
                                   Third                1.70 to 1.00
                                   Fourth               1.80 to 1.00

                  2001             First                1.80 to 1.00
                                   Second               1.80 to 1.00
                                   Third                1.80 to 1.00
                                   Fourth               1.90 to 1.00

                  2002             First                1.90 to 1.00
                                   Second               1.90 to 1.00
                                   Third                1.90 to 1.00
                                   Fourth               2.00 to 1.00

                  2003             First                2.00 to 1.00
                                   Second               2.00 to 1.00
                                   Third                2.00 to 1.00
                                   Fourth               2.25 to 1.00

                  2004             First                2.25 to 1.00
                                   Second               2.25 to 1.00
                                   Third                2.25 to 1.00
                                   Fourth               2.25 to 1.00


                  2005             First                2.25 to 1.00
                                   Second               2.25 to 1.00
                                   Third                2.25 to 1.00
                                   Fourth               2.25 to 1.00


           9.11 MINIMUM CONSOLIDATED EBITDA. At the last day of any fiscal quarter set forth below, permit Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) ended on the last day of the respective fiscal quarter set forth below, to be less than the amount set forth for such fiscal quarter:

                 Fiscal Year       Fiscal Quarter              Amount
                 -----------       --------------              ------

                    1997            Fourth                   $48,000,000

                    1998            First                    $49,000,000
                                    Second                   $50,000,000
                                    Third                    $50,000,000
                                    Fourth                   $51,000,000

                    1999            First                    $53,000,000
                                    Second                   $56,000,000
                                    Third                    $58,000,000
                                    Fourth                   $60,000,000

                    2000            First                    $63,000,000
                                    Second                   $66,000,000
                                    Third                    $69,000,000
                                    Fourth                   $72,000,000

                    2001            First                    $73,500,000
                                    Second                   $77,000,000
                                    Third                    $80,000,000
                                    Fourth                   $83,000,000

                    2002            First                    $84,000,000
                                    Second                   $87,000,000
                                    Third                    $89,000,000

                                    Fourth                   $90,000,000

                    2003            First                    $91,000,000
                                    Second                   $92,000,000
                                    Third                    $93,000,000
                                    Fourth                   $94,000,000

                    2004            First                    $95,000,000
                                    Second                   $96,000,000
                                    Third                    $97,000,000
                                    Fourth                   $98,000,000

                    2005            First                    $99,000,000
                                    Second                  $100,000,000
                                    Third                   $100,000,000
                                    Fourth                  $100,000,000


           9.12 LIMITATION ON DIVIDENDS. Declare any dividends on any shares of any class of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any shares of any class of Capital Stock of Holdings, the Company or any of their respective Subsidiaries, or any warrants or options to purchase such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any of its Subsidiaries; except that:

                      (a) Subsidiaries may pay dividends to the Company or to Domestic Subsidiaries which are directly or indirectly wholly-owned by the Company;

                      (b) the Company may, or may advance or dividend cash to Holdings so long as all such amounts are used by Holdings to, repurchase Capital Stock of Holdings owned by former, present or future employees of Holdings or its Subsidiaries or their assigns, estates and heirs, PROVIDED that the aggregate amount expended pursuant to this clause (b) shall not in the aggregate exceed (i) $3,000,000 in any fiscal year or (ii) $10,000,000 during the term of this Agreement, plus any amounts contributed to Holdings as a result of resales of such repurchased shares of Capital Stock (which amounts shall be thereafter contributed by Holdings to the Company if the Company has dividended or advanced amounts to Holdings to enable the repurchase by Holdings of such Capital Stock);

                      (c) payments may be made to effect the Recapitalization pursuant to, and in accordance with the terms of, the Recapitalization Agreement;

                      (d) the Company may pay dividends or distributions to Holdings so long as promptly used by Holdings to make payments permitted to be made by it pursuant to preceding paragraph (c);

                      (e) the Company may pay cash dividends or distributions to Holdings for the purpose of paying, and so long as all proceeds thereof are promptly used by Holdings to pay, its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including, without limitation, legal and accounting expenses and similar expenses), PROVIDED that the aggregate amount of dividends and distributions paid to Holdings pursuant to this paragraph (e) shall not exceed $2,000,000 in any fiscal year of Holdings; and

                      (f) the Company may pay cash dividends or distributions to Holdings for the purpose of paying, and so long as all proceeds thereof are promptly used by Holdings to pay, franchise taxes and federal, state and local income taxes and interest and penalties with respect thereto, if any, payable by Holdings; PROVIDED that any refund shall be promptly returned by Holdings to the Company.

           9.13 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate except for transactions which are otherwise permitted under this Agreement and which are in the ordinary course of the Company's or a Subsidiary's business and which are upon fair and reasonable terms no less favorable to the Company or such Subsidiary than it would obtain in a hypothetical comparable arm's length transaction with a Person not an Affiliate, PROVIDED that nothing in this subsection 9.13 shall prohibit the Company or its Subsidiaries from engaging in the following transactions: (x) the performance of the Company's or any Subsidiary's obligations under any employment contract, collective bargaining agreement, employee benefit plan, related trust agreement or any other similar arrangement heretofore or hereafter entered into in the ordinary course of business, (y) the payment of compensation to employees, officers, directors or consultants in the ordinary course of business, or (z) the maintenance of benefit programs or arrangements for employees, officers or directors, including, without limitation, vacation plans, health and life insurance plans, deferred compensation plans, and retirement or savings plans and similar plans, in each case, in the ordinary course of business.

           9.14 PREPAYMENTS AND AMENDMENTS OF SUBORDINATED DEBT. (a) Optionally prepay, retire, redeem, purchase, defease or exchange, or make any mandatory prepayment, retirement, redemption, purchase or defeasance of any

           Subordinated Debt (other than (x) any redemption of the Bridge Subordinated Debt or the Senior Subordinated Notes with proceeds of Permanent Subordinated Debt as permitted by subsection 9.1(d), (y) any refinancing of the Permanent Subordinated Debt contemplated in the definition thereof or (z) any redemption of Subordinated Debt with the proceeds of the issuance of Capital Stock to the extent permitted by subsection 5.4(c)(i)) or pay any interest on Subordinated Debt in cash if such interest may be paid by the issuance of additional Subordinated Debt or (b) waive, amend, supplement, modify, terminate or release the provisions of any Subordinated Debt, to the extent that any such waiver, amendment, supplement, modification, termination or release would be materially adverse to the Lenders.

           9.15 LIMITATION ON CHANGES IN FISCAL YEAR. Permit the fiscal year of Holdings and the Company to end on a day other than December 31 in any calendar year.

           9.16 LIMITATION ON BUSINESS. (a) Permit the Company to enter into any business, either directly or through any Subsidiary, except for those businesses in which the Company or any Subsidiary is engaged on the date of this Agreement (or which are directly related thereto or those related generally to the building products, ladder, climbing equipment and aluminum extrusion products industries).

           (b) Permit any Captive Insurance Subsidiary to enter into, or engage in, any business, either directly or through any Subsidiary, except for insurance businesses in which the Captive Insurance Subsidiaries are engaged on the date of this Agreement (or which are directly related thereto and relate to the insurance business so conducted by the Captive Insurance Subsidiaries).

           (c) Permit any Receivables SPV to enter into, or engage in, any business other than obtaining financing pursuant to one or more Receivables Facilities and, in connection therewith, owning Receivables Facilities Assets and taking action directly relating thereto.

           9.17 DESIGNATED SENIOR INDEBTEDNESS. Designate, or permit the designation of, any indebtedness as "Designated Senior Indebtedness" (or provide a similar designation with respect to any Subordinated Debt) for purposes of the Senior Subordinated Notes Indenture or any other Subordinated Debt unless the Required Lenders specifically consent thereto in writing.

           9.18 LIMITATION ON ISSUANCE OF CAPITAL STOCK. The Company will not, and will not permit any of its Subsidiaries to, issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Company (or in the case of issuances by the Company, of Holdings) or any of its Subsidiaries in any class of the capital stock of the Company or such Subsidiary, as the case may be, (iii) in the case of Foreign Subsidiaries of the Company, to qualify directors to the extent required by applicable law, and (iv) Subsidiaries of the Company formed after the Closing Date may issue capital stock to the Company or the respective Subsidiary of the Company which is to own such stock. Notwithstanding anything to the contrary contained above, this subsection 9.18 shall not apply to (x) any issuance of common stock of the Company to persons other than Holdings pursuant to an IPO, so long as the Net Proceeds thereof are received by the Company and applied by it in accordance with the relevant requirements of subsection 5.4 and (y) issuances of equity by any Person, which is not a Credit Party and is not, on the Closing Date, a Subsidiary of the Company, in which all investments made therein by the Company and its Subsidiaries are made after the Closing Date in accordance with the provisions of subsection 9.6(h). All capital stock issued in accordance with this subsection 9.18 (excluding the second sentence hereof) shall, to the extent required by the relevant Pledge Agreement or subsection 8.9, be delivered to the Administrative Agent for pledge pursuant to the relevant Pledge Agreement and the requirements of subsection 8.9.

                                   SECTION 10

                                EVENTS OF DEFAULT
                                -----------------

           Upon the occurrence and during the continuance of any of the following events:

                      (a) The Company shall fail to (i) pay any principal of any Loan or Note when due in accordance with the terms hereof or thereof or to reimburse the Issuing Lender in accordance with subsection 3.8 or (ii) pay any interest on any Loan or Note or any other amount payable hereunder within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                      (b) Any representation or warranty made or deemed made by any Credit Party in any Credit Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                      (c) The Company shall default in the observance or performance of any agreement contained in subsection 8.7(a) or 8.9 or
           Section 9 of this Agreement or the Company shall default in the observance or performance of any agreement contained in subsections 5(a), (h)
           through (k) and (o) of the Company Security Agreement or subsections 5(a), (b) and (c) of the Company Pledge Agreement or Holdings or any Subsidiary, as the case may be, shall default in the observance or performance of any agreement contained in subsections (a),(h) through
           (k) and (o) of the Subsidiary Security Agreement, subsection 10 of the Subsidiary Guarantee, subsection 10 of the Holdings Guarantee, subsections 5(a), (b) and (c) of the Holdings/Subsidiary Pledge Agreement or Section 5, 6 or 7 of any Mortgage; or

                      (d) Any Credit Party shall default in the observance or performance of any other agreement contained in any Credit Document and such default shall continue unremedied for a period of 30 days; or

                      (e) The Company or any of its Subsidiaries (other than a Receivables SPV) shall (i) default in any payment of principal of or interest on or other amounts in respect of any Indebtedness (other than the Loans, the L/C Obligations and any inter-company debt) or Interest Rate Agreement or in the payment of any Contingent Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness, Interest Rate Agreement or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness, Interest Rate Agreement or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, any applicable grace period having expired, or such Contingent Obligation to become payable, any applicable grace period having expired; in each case, PROVIDED that the aggregate principal amount of all such Indebtedness, Interest Rate Agreements and Contingent Obligations under which a default exists or which would then become due or payable equals or exceeds $10,000,000; or

                      (f)(i) Holdings or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holdings or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                      (g)(i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multi-employer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan, and such event or condition, together with all other such events or conditions, relating to a Plan, if any, would be reasonably likely to subject Holdings or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate resulting in a material adverse effect to Holdings and its Subsidiaries taken as a whole; or

                      (h) One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $10,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within the time required by the terms of such judgment; or

                      (i) Any Credit Document shall cease, for any reason, to be in full force and effect (except as otherwise permitted under such Credit Document) or any Credit Party or any of its Subsidiaries shall so assert in writing, or any Security Document shall cease to be effective to grant a perfected Lien on the collateral described therein with the priority purported to be created thereby (other than as a result of any action on the part of the Administrative Agent or the Lenders), subject to such exceptions as may be permitted therein or herein, and in the case of any Security Agreement, such condition shall continue unremedied for 30 days after notice thereof to the Company by the Administrative Agent or any Lender; or

                      (j) There shall have occurred a Change of Control; or

                      (k) The subordination provisions of any document governing any Subordinated Debt shall cease, for any reason, to be valid or any Credit Party or any of its Subsidiaries shall so assert in writing;

then, and in any such event, (a) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Company, automatically (i) the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (ii) all obligations of the Company in respect of the Letters of Credit, although contingent and unmatured, shall become immediately due and payable and the Issuing Lender's obligations to issue the Letters of Credit shall immediately terminate and (b) if such event is any other Event of Default, so long as any such Event of Default shall be continuing, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Commitments and the Issuing Lender's obligations to issue the Letters of Credit to be terminated forthwith, whereupon the Commitments and such obligations shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice of default to the Company, (A) declare all or a portion of the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable, and (B) declare all or a portion of the obligations of the Company in respect of the Letters of Credit, although contingent and unmatured, to be due and payable forthwith, whereupon the same shall immediately become due and payable and/or demand that the Company discharge any or all of the obligations supported by the Letters of Credit by paying or prepaying any amount due or to become due in respect of such obligations. All payments under this Section 10 on account of undrawn Letters of Credit shall be made by the Company directly to a cash collateral account established by the Administrative Agent for such purpose for application to the Company's reimbursement obligations under subsection 3.8 as drafts are presented under the Letters of Credit, with the balance, if any, to be applied to the Company's obligations under this Agreement and the Notes as the Administrative Agent shall determine with the approval of the Required Lenders. Except as expressly provided above in this Section 10, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                   SECTION 11

                         THE AGENTS; THE ISSUING LENDER
                         ------------------------------

           11.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints BTCo as the Administrative Agent, Merrill Lynch Capital Corporation as the Syndication Agent, The Chase Manhattan Bank as the Documentation Agent and Goldman Sachs Credit Partners L.P. as Co-Agent under this Agreement, and irrevocably authorizes BTCo, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent, as agents for such Lender to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent and the Syndication Agent (including as Co-Arranger) by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent and the Syndication Agent, shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against the Administrative Agent or the Syndication Agent. Each Lender recognizes and agrees that neither the Documentation Agent nor the Co-Agent shall have any duties or responsibilities under this Agreement or any other Credit Document, or any fiduciary relationship with any Lender, and shall have no functions, responsibilities, duties, obligations or liabilities for acting as Documentation Agent or Co-Agent hereunder.

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

           11.2 DELEGATION OF DUTIES. Any Co-Arranger may execute any of its duties under this Agreement and each of the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Co-Arranger shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 11.3.

           11.3 EXCULPATORY PROVISIONS. No Co-Arranger nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or
(ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Co-Arranger under or in connection with, the Credit Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Documents or for any failure of any Credit Party to perform its obligations thereunder. No Co-Arranger shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Credit Document, or to inspect the properties, books or records of any Credit Party.

           11.4 RELIANCE BY CO-ARRANGERS. Each Co-Arranger shall be entitled to rely, and shall be fully protected in relying, upon any Note, entries maintained in the Register, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Administrative Agent. Each Co-Arranger may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Co-Arranger shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Co-Arranger shall in all cases be fully protected in acting, or in refraining from acting, under any Credit Document in accordance with a request of the Required Lenders (unless a higher percentage of


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

Lenders is expressly required), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

           11.5 NOTICE OF DEFAULT. No Co-Arranger shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Co-Arranger has received written notice from a Lender or the Company or any other Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

           11.6 NON-RELIANCE ON AGENTS AND OTHER LENDERS. Each Lender expressly acknowledges that no Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings and the Company and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Holdings and the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Credit Parties which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

           11.7 INDEMNIFICATION. The Lenders agree to indemnify each Co-Arranger in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do
so), ratably according to the respective amounts of their respective Commitments (or, to the extent such Commitments have been terminated, according to the respective outstanding principal amounts of the Loans and the L/C Obligations and the respective obligations, whether as Issuing Lender or a Participating Lender, under the Letter of Credit), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against any such Co-Arranger in any way relating to or arising out of the Credit Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by such Co-Arranger under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the respective Co-Arranger's gross negligence or willful misconduct. The agreements in this subsection 11.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

           11.8 EACH AGENT IN ITS INDIVIDUAL CAPACITY. Each Agent and its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings, the Company and its Subsidiaries as though such Agent were not an Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, each Agent shall have the same rights and powers, duties and liabilities under the Credit Documents as any Lender and may exercise the same as though it were not Agent and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

           11.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under the Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall, so long as no Event of Default has occurred and is continuing, be approved by the Company, which shall not unreasonably withhold its approval, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Credit Documents.

           11.10 ISSUING LENDER AS ISSUER OF LETTERS OF CREDIT. Each Lender which is a holder of a Revolving Credit Commitment (collectively "REVOLVING CREDIT LENDERS") hereby acknowledges that the provisions of this Section 11 shall apply to the Issuing Lender, in its capacity as issuer of the Letters of Credit, in the same manner as such provisions are expressly stated to apply to the Administrative Agent, except that obligations to indemnify the Issuing Lender shall be ratable among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments (or, if the Revolving Credit Commitments have been terminated, the outstanding principal amount of their respective Revolving Credit Loans and L/C Obligations and their respective participating interests in the outstanding Letters of Credit).

                                   SECTION 12

                                  MISCELLANEOUS
                                  -------------

           12.1 AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, no Credit Document nor any terms thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this subsection 12.1. With the written consent of the Required Lenders, the Administrative Agent and the respective Credit Parties or their Subsidiaries may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to any Credit Document to which they are parties or changing in any manner the rights of the Lenders or of any such Credit Party or its Subsidiaries thereunder or waiving, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of any such Credit Document or any Default or Event of Default and its consequences; PROVIDED that:

                      (a) no such waiver and no such amendment, supplement or modification shall release collateral not required or permitted by any Credit Document to be released and which, in the aggregate with all other collateral released pursuant to this clause (a) (other than collateral released pursuant to the proviso to this clause (a)) during the calendar year in which such proposed release would be effected and the immediately preceding calendar year, has fair market value on the proposed date of release in excess of 20% of the fair market value of all collateral (including any Guarantee) on such date without the written consent of the Supermajority Lenders; PROVIDED that, notwithstanding the foregoing, this clause (a) shall not be applicable to and no consent shall be required for (i) releases of collateral in connection with any Asset Sales permitted by subsection 9.5, (ii) releases of collateral in accordance with subsection 12.12 or (iii) upon the reincorporation of the Company or any Subsidiary in a new jurisdiction or the creation of a new Subsidiary of the Company, any release of collateral in connection with the transfer of such released collateral to such reincorporated entity or new Subsidiary in compliance with subsection 9.4, PROVIDED that the Administrative Agent, in its sole discretion, determines that such release and transfer, together with any grant and perfection of a new Lien therein in favor of the Administrative Agent, will cause no material impairment of the value of the collateral taken as a whole, after giving effect to such release and transfer;

                      (b) no such waiver and no such amendment, supplement or modification shall (x) without the prior written consent of each Lender whose obligations hereunder are being directly modified, extend the final maturity date of any Note or the scheduled payment date of any installment of any Loan, or reduce the rate or extend the time of payment of interest thereon, or change the method of calculating interest thereon, or reduce or extend the time of payment of any fee payable to such Lender hereunder, or reduce the principal amount thereof, or change the amount of any Lender's Commitment or Commitment Percentage, or (y) without the prior written consent of each Lender, amend, modify or waive any provision of subsection 5.9(b) or this subsection 12.1 or reduce the percentage specified in the definition of Required Lenders or reduce the percentage specified in the definition of Supermajority Lenders or consent to the assignment or transfer by the Company of any of its rights and obligations under any Credit Document;

                      (c) no such waiver and no such amendment, supplement or modification affecting any Agent or Issuing Lender shall amend, modify or waive any provision of Section 11 without the written consent of such Agent and Issuing Lender; and

                      (d) no such waiver, and no such amendment, supplement or modification shall amend, modify or waive (x) the prepayment requirements specified in subsection 5.4(c)(i), (ii), (iii) and (v) without the written consent of the holders of at least 51% of each of
           (i) the aggregate unpaid principal amount of the aggregate of the Tranches of Term Loans adversely affected thereby, if any, (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of the Revolving

           Credit Loans and (iii) the Receivables Financing Commitments or, if the Receivables Financing Commitments are terminated, the aggregate unpaid principal amount of the Receivables Financing Loans (the Term Loans, the Revolving Credit Commitments and the Receivables Financing Commitments of any Non-Funding Lender to be disregarded in determining such percentage at any time) and (y) the order of application of prepayments specified in subsection 5.4(a) or 5.4(c)(vi) without the written consent of the holders of at least 51% of each of (i) the aggregate unpaid principal amount of each Tranche of Term Loans adversely affected thereby and (ii) as set forth in clauses (x)(ii) and (iii) of this subsection 12.1(d); PROVIDED that the foregoing provisions of this paragraph (d) shall not be applicable to any modifications to subsection 5.4(a) or 5.4(c)(vi) in order to provide for PRO RATA payments to any additional Tranche of Term Loans on substantially the same basis as payments to the Tranches of Term Loans existing on the Closing Date are made;

any such waiver and any such amendment, supplement or modification described in this subsection 12.1 shall apply equally to each of the Lenders and shall be binding upon each Credit Party and its Subsidiaries, the Lenders, the Administrative Agent and the Issuing Lender and all future holders of the Notes and the Loans. Any extension of a Letter of Credit by the Issuing Lender shall be treated hereunder as a new Letter of Credit. In the case of any waiver, the Credit Parties, the Lenders, the Administrative Agent and Issuing Lender shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

           12.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or telex, if one is listed) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when sent, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed as follows in the case of the Company, the Administrative Agent, and as set forth in Schedule I in the case of any Lender, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                 The Company:                  Werner Holding Co. (DE), Inc.
                                               c/o Werner Holding Co. (PA), Inc.
                                               93 Werner Road

                                                Greenville, Pennsylvania 16125
                                                Attention:  Eric J. Werner, Esq.
                                                Telecopy: (412) 588-0618

                 With a copy to:                Gibson, Dunn & Crutcher LLP
                                                200 Park Avenue
                                                New York, New York 10166
                                                Attention:  Janet Vance, Esq.
                                                Telecopy:  (212) 351-4035

                 The Administrative Agent
                 and Swing Line Lender:         Bankers Trust Company
                                                130 Liberty Street
                                                New York, NY 10006
                                                Attention: Mary Kay Coyle
                                                Telecopy: (212) 250-7218

PROVIDED that any notice, request or demand to or upon the Administrative Agent or the Issuing Lender shall not be effective until received and, PROVIDED FURTHER, that the failure to provide the copies of notices to the Company provided for in this subsection 12.2 shall not result in any liability to the Administrative Agent.

           12.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

           12.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Letters of Credit and the Notes.

           12.5 PAYMENT OF EXPENSES AND TAXES. The Company agrees (a) to pay or reimburse the Administrative Agent, the Syndication Agent, the Documentation Agent and the Co-Agent for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, negotiation, preparation and execution of the Credit Documents and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent, the Syndication Agent, the Documentation Agent and the Co-

Agent, (b) to pay or reimburse all of the reasonable expenses, including, without limitation, reasonable fees and expenses of counsel, incurred by the Administrative Agent in connection with the administration of the facilities provided for herein or in connection with any amendments, waivers, work-outs or restructurings in respect thereof, (c) to pay or reimburse the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender and each Lender for all their costs and expenses incurred in connection with, and to pay, indemnify, and hold the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender and each Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of or in connection with, the enforcement or preservation of any rights under any Credit Document and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent, the Co-Agent and each Lender incurred in connection with the foregoing and in connection with advising the Administrative Agent with respect to its rights and responsibilities under this Agreement and the documentation relating thereto, (d) to pay, indemnify, and to hold the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent and each Lender harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes (other than withholding taxes), if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Credit Document and any such other documents, and (e) to pay, indemnify, and hold the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender and each Lender and their respective Affiliates, officers, directors and trustees harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be incurred by or asserted against the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender or the Lenders or such Affiliates, officers, directors or trustees (x) arising out of or in connection with any investigation, litigation or proceeding related to this Agreement, the other Credit Documents, the proceeds of the Loans or the Subordinated Debt and the transactions contemplated by or in respect of such use of proceeds, or any of the other transactions contemplated hereby, whether or not the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender or any of the Lenders or such Affiliates, officers, directors or trustees is a party thereto, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the Company, any of its Subsidiaries or any of the facilities and properties owned, leased or operated by the Company or any of its

Subsidiaries, or (y) without limiting the generality of the foregoing, by reason of or in connection with the execution and delivery or transfer of, or payment or failure to make payments under, Letters of Credit (it being agreed that nothing in this subsection 12.5(d)(y) is intended to limit the Company's obligations pursuant to subsection 3.8) (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"), PROVIDED that the Company shall have no obligation hereunder with respect to indemnified liabilities of the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender or any Lender or any of their respective Affiliates, officers, directors and trustees arising from (i) the gross negligence or willful misconduct of the person seeking indemnification or (ii) legal proceedings commenced against the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender or Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such or (iii) legal proceedings commenced against any Lender by any Transferee (as defined in subsection 12.6(f)) thereof. Without limiting the foregoing, and to the extent permitted by applicable law, Holdings and the Company agree not to assert, and hereby waive (and the Company shall cause the Subsidiaries not to assert and to waive) all rights for contribution or any other rights of recovery with respect to all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, under or related to Environmental Laws, that any of them might have by statute or otherwise against the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Issuing Lender or any Lender. The agreements in this subsection
12.5 shall survive repayment of the Loans and all other amounts payable hereunder.

           12.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS. (a) This Agreement shall be binding upon and inure to the benefit of the Company, the Lenders, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, all future holders of the Notes and the Loans, and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

           (b) Any Lender may, in the ordinary course of its commercial bank-ing, investment or lending business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. The Company agrees that if amounts outstanding under this Agreement and the Notes are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note; PROVIDED that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in subsection 12.7. The Company also agrees that each Participant shall be entitled to the benefits of subsections 3.10, 5.11 and 5.12 with respect to its participation in the Letters of Credit and in the Commitments and the Loans outstanding from time to time as if it were a Lender; PROVIDED that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. Notwithstanding the foregoing, no Lender shall transfer or grant any Participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Credit Termination Date) in which such Participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the Participant's participation is not increased as a result thereof) or (ii) consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement.

           (c) Subject to paragraph (g) of this Subsection 12.6, any Lender may, in the ordinary course of its commercial banking, lending or investment business and in accordance with applicable law, (i) at any time and from time to time assign all or any part of its rights and obligations under this Agreement and the Notes to any Lender or any Affiliate thereof, PROVIDED that, in the event of a sale of less than all of such rights and obligations, such assigning Lender after any such sale to any other Lender or any Affiliate of such Lender shall retain Commitments and/or Loans aggregating at least $5,000,000 (or such lesser amount as the Administrative Agent may determine) and (ii) with the consent of the Company and the Administrative Agent (which in each case shall not be unreasonably withheld or delayed) at any time and from time to time assign to one or more additional banks, mutual funds or financial institutions or entities (each, an "ASSIGNEE"), all or any part of its rights and obligations under this Agreement and the Notes, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Lender (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Company and the Administrative Agent), and delivered to the Administrative Agent for its acceptance and recording in the Register (as defined below); PROVIDED that (A) each such sale pursuant to clause (ii) of this subsection 12.6(c) shall be in a principal amount of $5,000,000 or more unless the Assigning Lender is transferring all of its rights and obligations and (B) in the event of a sale of less than all of such rights and obligations, such Lender after any such sale shall retain Commitments and/or Loans aggregating at least $5,000,000 (or such lesser amount as the Administrative Agent and the Company may determine). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and
(y) the assigning Lender thereunder shall, to the extent of the interest transferred, as reflected in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of the indemnification provisions set forth in subsection 12.5). To the extent that an assignment of all or a portion of a Lender's Commitments and/or outstanding obligations pursuant to this subsection 12.6(c) would, at the time of such assignment, result in increased cost under subsections 3.10 or 5.11 from those being charged by the respective assigning Lender prior to such assignment, then the Company shall not be obligated to pay such increased costs (although the Company shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment if same would otherwise be required by this Agreement). Furthermore, each Lender which is permitted to make Eurodollar Loans at the time of an assignment pursuant to this subsection 12.6(c) shall not be permitted to make an assignment to any Assignee which, at the time of the respective assignment, would not be able to make Eurodollar Loans for the reasons contemplated pursuant to subsection 5.10.

           (d) The Administrative Agent, which for purposes of this subsection 12.6(d) only shall be deemed to be the agent of the Company, shall maintain at the address of the Administrative Agent referred to in subsection 12.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder shall be the owner thereof for all purposes of this Agreement and the other Credit Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

           (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Company and the Administrative Agent), together with payment to the Administrative Agent of a registration and processing fee of $3,500 (or $0, in the case of an assignment to an Affiliate of such assigning Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Company. On or prior to such effective date, the Company at its own expense, shall execute and deliver to the Administrative Agent (in exchange for any or all of the B Term Loan Notes, C Term Loan Notes, Revolving Credit Notes or Receivables Financing Notes of the assigning Lender, if any) new B Term Loan Notes, C Term Loan Notes, Revolving Credit Notes or Receivables Financing Notes, as the case may be, to the order of such Assignee (if requested) in an amount equal to the B Term Loans, C Term Loans, Revolving Credit Commitment or Receivables Financing Commitments, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment or any Term Loans hereunder, new B Term Loan Notes, C Term Loan Notes, Revolving Credit Notes or Receivables Financing Notes, as the case may be, to the order of the assigning Lender in an amount equal to the Commitment or such Term Loans, as the case may be, retained by it hereunder (if requested). Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby.

           (f) The Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent and the Lenders agree that they will use reasonable efforts to protect the confidentiality of any confidential information concerning the Company and its Subsidiaries and Affiliates. Notwithstanding the foregoing, the Company authorizes each Lender to disclose to any Participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee or to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender and who is subject to this confidentiality provision any and all information in such Lender's possession concerning Holdings, the Company and its Subsidiaries which has been delivered to such Lender by or on behalf of the Company pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Company in con-nection with such Lender's credit evaluation of Holdings, the Company and its Subsidiaries prior to becoming a party to this Agreement; PROVIDED that each Lender shall cause its respective prospective Transferees and any Person who evaluates, approves, structures or administers the Loans on such Lender's behalf to agree to protect the confidentiality of any confidential information concerning Holdings, the Company and its Subsidiaries and Affiliates.

           (g) If, pursuant to this subsection 12.6, any interest in this Agreement or any Note is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer either (1) in the case of a Transferee that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent and the Company) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Company or the transferor Lender with respect to any payments to be made to such Transferee in respect of the Loans or L/C Participating Interests, (ii) to furnish to the transferor Lender (and, in the case of any Transferee registered in the Register, the Administrative Agent and the Company) either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company) to the extent permitted by then-current law to provide the transferor Lender (and, in the case of any Transferee registered in the Register, the Administrative Agent and the Company) a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption or (2) in the case of any Transferee that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent and the Company) that it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (ii) to furnish to the transferor Lender (and, in the case of any Transferee registered in the Register, to the Company), with a copy to the Administrative Agent, (A) a subsection 5.11(d)(2) Certificate and (B) two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, certifying to such Transferee's legal entitlement on the date of the effectiveness of such transfer to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to all payments to be made under this Agreement, and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company), to the extent legally entitled to do so, upon reasonable request by the transferor Lender (or, in the case of any Transferee registered in the Register, the

Administrative Agent or the Company), to provide to the transferor Lender, the Administrative Agent and the Company such other forms as may be required to establish the legal entitlement of such Transferee to an exemption from withholding tax with respect to payments under this Agreement.

           (h) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law and (y) in the case of a Lender that is a fund, with the consent of the Administrative Agent, any pledge or assignment by such Lender of all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee.

           12.7 SET-OFF. In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon (or concurrently with) the taking of any action pursuant to the last paragraph of Section 10 or upon the filing of a petition under any of the provisions of the federal bankruptcy code or amendments thereto, by or against; the making of an assignment for the benefit of creditors by; the application for the appointment, or the appointment, of any receiver of, or of any substantial portion of the property of; the issuance of any execution against any substantial portion of the property of; the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any substantial portion of the property of; or the issuance of a warrant of attachment against any substantial portion of the property of; the Company to set off and apply against any indebtedness, whether matured or unmatured, of the Company to such Lender, any amount owing from such Lender to the Company, at or at any time after, the happening of any of the above mentioned events, and as security for such indebtedness, the Company hereby grants to each Lender a continuing security interest in any and all deposits, accounts or moneys of the Company, then or thereafter maintained with such Lender, subject in each case to subsection 12.8 of this Agreement. The aforesaid right of set-off may be exercised by such Lender against the Company or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Company, or against anyone else claiming through or against the Company or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the Company, and the Administrative Agent after any such set-off and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

           12.8 PAYMENTS PRO RATA. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Company in respect of any obligations hereunder, it shall distribute such payment to the Lenders PRO RATA based upon their respective shares, if any, of the obligations with respect to which such payment was received.

           (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, unpaid drawings with respect to Letters of Credit, commitment fees or Letter of Credit fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such obligation then owed and due to such Lender bears to the total of such obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the respective obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

           (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding subsections 12.8(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Lenders which are not Non-Funding Lenders as opposed to Non-Funding Lenders.

           12.9 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent. This Agreement shall become effective with respect to the Company, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent and the Lenders when the Administrative Agent shall have received copies of this Agreement executed by the Company, the Administrative Agent, the Documentation Agent and the Lenders, or, in the case of any Lender, shall have received telephonic confirmation from such Lender stating that such Lender has executed counterparts of this Agreement or the signature pages hereto and sent the same to the Administrative Agent.

           12.10 GOVERNING LAW; NO THIRD PARTY RIGHTS. This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and, except as set forth in subsection 12.6, no other Persons shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

           12.11 SUBMISSION TO JURISDICTION; WAIVERS. (a) Each party to this Agreement hereby irrevocably and unconditionally:

                      (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any of the other Credit Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                      (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                      (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage pre-paid, to such party at its address set forth in subsection 12.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and

                      (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

           (b) Each party hereto unconditionally waives trial by jury in any legal action or proceeding referred to in paragraph (a) above and any counterclaim therein.

           12.12 RELEASES. The Administrative Agent and Lenders agree to cooperate with the Company and its Subsidiaries with respect to any sale or other dis-position permitted by subsection 9.5 and promptly take such action and execute and deliver such instruments and documents necessary to release the liens and security interests created by the Security Documents relating to any of the assets or property affected by any such sale permitted by subsection 9.5. including, without limitation, any Uniform Commercial Code amendment, release or termination or partial release or termination statements, PROVIDED that such liens and security interests in Receivables Facility Assets shall only be required to be released to the extent required by the relevant Receivables Facility.

           12.13 INTEREST. Each provision in this Agreement and each other Credit Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, by the Company for the use, forbearance or detention of the money to be loaned under this Agreement or any other Credit Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Credit Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the highest lawful rate permitted by applicable law (the "HIGHEST LAWFUL RATE"), and all amounts owed under this Agreement and each other Credit Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid which are for the use, forbearance or detention of money under this Agreement or such other Credit Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Notwithstanding any provision in this Agreement or any other Credit Document to the contrary, if the maturity of the Loans or the obligations in respect of the other Credit Documents are accelerated for any reason, or in the event of any prepayment of all or any portion of the Loans or the obligations in respect of the other Credit Documents by the Company or in any other event, earned interest on the Loans and such other obligations of the Company may never exceed the Highest Lawful Rate, and any unearned interest otherwise payable on the Loans or the obligations in respect of the other Credit Documents that is in excess of the Highest Lawful Rate shall be cancelled automatically as of the date of such acceleration or prepayment or other such event and (if theretofore paid) shall, at the option of the holder of the Loans or such other obligations, be either refunded to the Company or credited on the principal of the Loans. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Company and the Lenders shall, to the maximum extent permitted by applicable law, amortize, pro-rate, allocate and spread, in equal parts during the period of the actual term of this Agreement, all interest at any time contracted for, charged, received or reserved in connection with this Agreement.

           12.14 SPECIAL INDEMNIFICATION. Notwithstanding any provision in this Agreement to the contrary, (A) each Lender, or Transferee of any Lender pursuant to subsection 12.6(g) of this Agreement, shall indemnify the Company and the Adminis-trative Agent, and hold each of them harmless against any and all payments, expenses or taxes which the Company or the Administrative Agent may become subject to or obligated to pay if and to the extent that, (i) on the Closing Date or the effective date of transfer, as the case may be, such Lender, or such Transferee of a Lender pursuant to subsection 12.6(g) of this Agreement, (a) makes the representation and covenants set forth in subsection 5.11(d)(2) of this Agreement or, in the case of a Transferee, pursuant to subsection 12.6(g)(2) of this Agreement and the Assignment and Acceptance, and (b) is not in fact also qualified to make the representation and covenants set forth in subsection 5.11(d)(1) of this Agreement or, in the case of a Transferee, pursuant to subsection 12.6(g)(2) of this Agreement and the Assignment and Acceptance, and (ii) as a result of any Change in Law or compliance by such Lender, or Transferee, with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority the Company or the Administrative Agent is required to make any additional payments on account of U.S. withholding taxes and amounts related thereto with respect to any payments under this Agreement, any Note, or a Eurodollar Loan, made prior to such Change in Law or request or directive, none of which payments would have been required if such Lender, or Transferee, was qualified on the Closing Date or the date of the transfer, as the case may be, to make the representation and covenants set forth in subsection 5.11(d)(1) of this Agreement or pursuant to subsection 12.6(g)(1) of this Agreement and the Assignment and Acceptance, as the case may be, and (B) each Lender, or Transferee, agrees that to the extent any amount payable by such Lender or Transferee pursuant to this subsection
12.14 remains unpaid on any Interest Payment Date or the date on which any prepayment is made, the Company shall have the right to set-off against any payment due to such Lender or Transferee on such date any amounts owing to the Company pursuant to this subsection 12.14.

           12.15 PERMITTED PAYMENTS AND TRANSACTIONS. Notwithstanding any provision to the contrary contained in this Agreement, the Company and its Subsidiaries shall be permitted to pay fees and expenses pursuant to or in respect of, the following agreements, and, in the case of clauses (a) and (d) below, to engage in the following transactions: (a) (i) the Financing Advisory Agreement, dated as of October 8, 1997 between Investcorp International Inc. and the Company, (ii) the Agreement For Management Advisory, Strategic Planning and Consulting Services, dated as of November 24, 1997 among Investcorp International Inc. and the Company; (iii) the Stand-By Commitment Letter, dated as of November 19, 1997, between Invifin, S.A. and the Company and (iv) the Recapitalization Agreement; (b) agreements with any Person or Persons providing for the payment of customary fees in connection with serving as a director of the Company or any Subsidiary of the Company; (c) agreements providing for the payment of commercially reasonable fees in connection with any permitted financing, refinancing, sale, transfer, sale and leaseback or other permitted disposition of any assets of the Company or its Subsidiaries; (d) the borrowing of any Indebtedness to the extent, and upon the terms and conditions, the same is expressly permitted under subsection 9.1; and (e) agreements providing for commercially reasonable fees in connection with any permitted purchase or acquisition of stock or assets by the Company or any of its Subsidiaries.

           12.16 CO-ARRANGERS; ADMINISTRATIVE AGENT. Notwithstanding any provisions to the contrary contained in any Credit Document, if any Co-Arranger ceases to be a Lender, any item set forth any Credit Document that is required to be satisfactory to such Co-Arranger shall instead be required to be satisfactory to the Administrative Agent, and any rights powers or duties of the Co-Arranger shall be rights, powers or duties of the Administrative Agent.

           12.17 CERTAIN PROVISIONS REGARDING ALABAMA MORTGAGED PROPERTY. Notwithstanding anything to the contrary contained elsewhere in this Agreement or any of the other Credit Documents, it is hereby acknowledged and agreed that the Mortgage executed and delivered on the Closing Date with respect to the Mortgaged Property of the Company located in Alabama (the "Alabama Mortgaged Property") shall secure only the C Term Loans and obligations directly relating thereto. Furthermore, and notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, if and to the extent that proceeds received from any exercise of remedies with respect to the Alabama Mortgaged Property are applied to the repayment of outstanding C Term Loans and related interest or other obligations, then on a prospective basis any distributions to be made to the Lenders (other than with respect to any Interest Rate Agreements secured pursuant to the various Security Documents) pursuant to the provisions of any other Security Document shall be adjusted with the intent that the Lenders other than the holders of C Term Loans receive incremental distributions at such times, and in such amounts, as the Administrative Agent reasonably determines shall cause the Lenders to share equally and ratably in the aggregate distributions made to the Lenders (other than with respect to any Interest Rate Agreements secured pursuant to the respective Security Documents) pursuant to the various Security Documents on the same basis as such distributions would have been made if all of the Security Documents (including the Mortgage with respect to the Alabama Mortgage Property) had at all times equally and ratably secured all obligations hereunder.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                          WERNER HOLDINGS CO. (DE), INC.

                                          By: /s/
                                             ---------------------------
                                             Title


                                          BANKERS TRUST COMPANY, as
                                            Administrative Agent,
                                            Issuing Lender and a Lender


                                          By: /s/
                                            ----------------------------
                                             Title:


                                          MERRILL LYNCH CAPITAL
                                            CORPORATION, as
                                            Syndication Agent and as Lender


                                          By: /s/
                                            ----------------------------
                                             Title:


                                          THE CHASE MANHATTAN BANK, as
                                            Documentation Agent and as a Lender

                                          By: /s/
                                            ----------------------------
                                             Title:

                                              GOLDMAN SACHS CREDIT
                                              PARTNERS L.P., as
                                              Co-Agent and as a Lender



                                              By: /s/
                                                -----------------------------
                                                 Title:

                                             WERNER HOLDING CO (DE), INC.




                                             ARAB BANKING CORPORATION (B.S.C.)


                                             By: /s/
                                                -------------------------------
                                                Title:

                                                  WERNER HOLDING CO (DE), INC.


                                             BANK OF TOKYO-MITSUBISHI TRUST
                                                 COMPANY



                                             By: /s/
                                               -------------------------------
                                                Title:

                                                  WERNER HOLDING CO (DE), INC.

                                             BANKBOSTON, N.A.



                                             By: /s/
                                               --------------------------------
                                                Title:

                                                   WERNER HOLDING CO (DE), INC.



                                             KZH HOLDING CORPORATION III




                                             By: /s/
                                               --------------------------------
                                                Title:

                                                   WERNER HOLDING CO (DE), INC.



                                             CREDIT AGRICOLE INDOSUEZ




                                             By: /s/
                                               --------------------------------
                                                Title:

                                             WERNER HOLDING CO (DE), INC.



                                             CITIBANK, N.A.



                                             By: /s/
                                               ------------------------------
                                               Title:

                                              WERNER HOLDING CO (DE), INC.



                                             PRIME INCOME TRUST



                                             By: /s/
                                               -------------------------------
                                                Title:

                                                  WERNER HOLDING CO (DE), INC.




                                             SENIOR DEBT PORTFOLIO
                                             By: BOSTON MANAGEMENT &
                                             RESEARCH,
                                               AS INVESTMENT ADVISOR


                                             By: /s/
                                               -------------------------------
                                             Title:

                                              WERNER HOLDING CO (DE), INC.




                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO



                                             By: /s/
                                               -------------------------------
                                             Title:

                                             WERNER HOLDING CO (DE), INC.



                                             FIRST UNION NATIONAL BANK



                                             By: /s/
                                               --------------------------------
                                               Title:

                                                   WERNER HOLDING CO (DE), INC.



                                             FLEET NATIONAL BANK



                                             By: /s/
                                               -------------------------------
                                               Title:

                                                   WERNER HOLDING CO (DE), INC.



                                             ING CAPITAL ADVISORS, INC.



                                             By: /s/
                                               -------------------------------
                                               Title:

                                                   WERNER HOLDING CO (DE), INC.




                                             [MERRILL LYNCH]



                                             By: /s/
                                                --------------------------------
                                                Title:

                                              WERNER HOLDING CO (DE), INC.



                                             GLEACHER NATWEST


                                             By: /s/
                                               -------------------------------
                                               Title:

                                                  WERNER HOLDING CO (DE), INC.




                                             PILGRIM AMERICA PRIME RATE TRUST



                                             By: /s/
                                               -------------------------------
                                               Title:

                                                   WERNER HOLDING CO (DE), INC.



                                             PNC BANK, NATIONAL ASSOCIATION



                                             By: /s/
                                               --------------------------------
                                               Title:

                                                   WERNER HOLDING CO (DE), INC.




                                        PROTECTIVE ASSET MANAGEMENT CO.



                                        By: /s/
                                          -------------------------------------
                                          Title:

                                                  WERNER HOLDING CO (DE), INC.




                                             TRUST COMPANY OF THE WEST



                                             By: /s/
                                               --------------------------------
                                               Title:

                                                   WERNER HOLDING CO (DE), INC.




                                             VAN KAMPEN MERRIT COMPANIES, INC.



                                             By: /s/
                                               -------------------------------
                                               Title:

                                                  WERNER HOLDING CO (DE), INC.



                                             NATIONAL WESTMINSTER PLC



                                             By: /s/
                                               -------------------------------
                                               Title:

                                                  WERNER HOLDING CO (DE), INC.



                                             THE MITSUBISHI TRUST AND BANKING
                                               CORPORATION



                                             By: /s/
                                               --------------------------------
                                               Title:

                                                               Schedule I to the
                                                                Credit Agreement
                                                                ----------------

                       LENDERS, ADDRESSES AND COMMITMENTS

                                                                               Revolving           Receivables
                                         B Term Loan       C Term Loan           Credit              Financing
                                         Commitment        Commitment          Commitment           Commitment            Total
                                         ----------        ----------          ----------           ----------            -----

BANKERS TRUST COMPANY                  8,475,000.00      29,425,000.00         7,850,000.00         5,750,000.00      71,500,000.00
130 Liberty Street, 30th Floor
New York, NY  10016
Attn: Mary Kay Coyle
Telecopy:  212-250-7218

MERRILL LYNCH CAPITAL                  4,400,000.00                 --         7,850,000.00         5,750,000.00      18,000,000.00
  CORPORATION
World Financial Center
North Tower
New York, NY 10281-1307
Attn: Michael Zupon
Telecopy: (212) 449-8320

THE CHASE MANHATTAN                    3,300,000.00                 --         7,300,000.00         5,400,000.00      16,000,000.00
  BANK
270 Park Avenue
New York, New York 10017
Attn: Neil Boylan
Telecopy:  (212) 270-1129

GOLDMAN SACHS CREDIT                   3,300,000.00                 --         7,300,000.00         5,400,000.00      16,000,000.00
  PARTNERS L.P.
85 Broad Street
New York, New York 10004
Attn:  Jennifer Tye
Telecopy: (212) 357-1500

ARAB BANKING CORPORATION                         --                 --         5,100,000.00         3,900,000.00       9,000,000.00
  (B.S.C.)
277 Park Avenue
32nd Floor
New York, New York 10172
Attn:  Louise Bilbro
Telecopy: (212) 583-0935

BANK OF TOKYO-MITSUBISHI TRUST         3,200,000.00                 --         7,000,000.00         5,300,000.00      15,500,000.00
  COMPANY
1251 Avenue of the Americas
12th Floor
New York, New York 10020
Attn: David McLaughlin
Telecopy: (212) 782-4981

BANKBOSTON N.A.                        2,800,000.00                 --         6,100,000.00         4,600,000.00      13,500,000.00
100 Federal Street

                                                                               Revolving           Receivables
                                       B Term Loan         C Term Loan           Credit              Financing
                                       Commitment          Commitment          Commitment           Commitment            Total
                                       ----------          ----------          ----------           ----------            -----


Boston, MA 02109
Attn: Tim Barns
Telecopy: (617) 434-4829

CREDIT AGRICOLE INDOSUEZ               2,800,000.00                 --         6,100,000.00         4,600,000.00      13,500,000.00
55 East Monroe Street
47th Floor
Chicago, Illinois 60603
Attn: Paul Dytrych
Telecopy: (313) 372-3724

CITIBANK, N.A.                         3,200,000.00                 --         7,000,000.00         5,300,000.00      15,500,000.00
399 Park Avenue
6th Floor, Zone 7
New York, New York 10043
Attn: Bruce Hall
Telecopy: (212) 559-0292

PRIME INCOME TRUST                     4,050,000.00       4,950,000.00                   --                   --       9,000,000.00
Two World Trade Center
72nd Floor
New York, New York 10048
Attn: Rafael Scolari
Telecopy: (212) 392-5345

FIRST CHICAGO NBD BANK                 3,200,000.00                 --         7,000,000.00         5,300,000.00      15,500,000.00
One First National Plaza
Suite 0324
Chicago, Illinois 60670
Attn: Ken Krammer
Telecopy: (32) 732-7655

FIRST UNION NATIONAL BANK              3,200,000.00                 --         7,000,000.00         5,300,000.00      15,500,000.00
301 South College Street
19th Floor
Charlotte, North Carolina 28288
Attn: David Sharp
Telecopy: (704) 374-3300

FLEET BANK, N.A.                       2,800,000.00                 --         6,100,000.00         4,600,000.00      13,500,000.00
1185 Avenue of the Americas
16th Floor
New York, New York 10036
Attn: Ty Anderson
Telecopy: (212) 819-6201

KZH Holding Corporation III            2,025,000.00       2,475,000.00                                                 4,500,000.00
c/o The Chase Manhattan Bank
450 West 33rd Street
15th Floor
New York, New York  10001
Attn:  Virginia Conway
Telecopy:  (212) 946-7776

KZH Crescent Corp.                     2,025,000.00       2,475,000.00                                                 4,500,000.00
c/o The Chase Manhattan Bank
450 West 33rd Street
15th Floor
New York, New York  10001

                                                                               Revolving           Receivables
                                       B Term Loan         C Term Loan           Credit              Financing
                                       Commitment          Commitment          Commitment           Commitment            Total
                                       ----------          ----------          ----------           ----------            -----


Attn:  Virginia Conway
Telecopy:  (212) 946-7776

NATIONAL WESTMINISTER BANK PLC         2,800,000.00                 --         6,100,000.00         4,600,000.00      13,500,000.00
660 Madison Avenue
17th Floor
New York, New York 10021
Attn: Field Smith
Telecopy: (212) 418-4598

PILGRIM AMERICA PRIME RATE             4,050,000.00       4,950,000.00                   --                   --       9,000,000.00
TRUST
Two Renaissance Square
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004
Attn: Michael Bacevich
Telecopy: (602) 417-8327

PNC BANK, NATIONAL ASSOCIATION         2,800,000.00                 --         6,100,000.00         4,600,000.00      13,500,000.00
345 Park Avenue
29th Floor
New York, New York 10154
Attn: Mark Williams
Telecopy: (212) 409-3737

TRUST COMPANY OF THE WEST              2,025,000.00       2,475,000.00                   --                   --       4,500,000.00
(TCW CRESCENT/MACH I PARTNERS)
200 Park Avenue
Suite 2200
New York, New York 10166
Attn: Justin Driscoll/Jonathan Insull
Telecopy: (212) 297-4159

VAN KAMPEN MERRIT COMPANIES,           6,750,000.00       8,250,000.00                   --                   --      15,000,000.00
INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Attn:  Jeffrey Maillet
Telecopy:  (630) 684-6740

THE MITSUBISHI TRUST AND               2,800,000.00                 --         6,100,000.00         4,600,000.00      13,500,000.00
BANKING CORPORATION
Attn:  Paul Arzourian
Telecopy: (212) 644-6825

TOTAL ALLOCATION                        $90,000,000         $55,000,000        $100,000,000          $75,000,000       $320,000,000




                                                                                Schedule II to the

                                                                                                                   CREDIT AGREEMENT

                                                  PRICING AND COMMITMENT FEE GRID

-----------------------------------------------------------------------------------------------------------------------------------
                             B Term Loans              C Term Loans               Revolving Loans        Receivables      Commitment
                                                                                                       Financing Loans        Fee
                                                                --------------------------------------------------------------------
    Leverage Ratio           ABR      Eurodollar      ABR       Eurodollar       ABR     Eurodollar    ABR     Eurodollar
                            Loans       Loans        Loans        Loans         Loans      Loans      Loans      Loans
----------------------------------------------------------------------------------------------------------------------------------
Greater than or equal      1.50%       2.50%        1.75%        2.75%         1.25%      2.25%      1.25%      2.25%       0.50%
to 5.5 to 1.0

Less than 5.5 to 1.0,      1.50%       2.50%        1.75%        2.75%         1.25%      2.25%      1.25%      2.25%       0.50%
but greater than or
equal to 5.0 to 1.0

Less than 5.0 to 1.0,      1.25%       2.25%        1.50%        2.50%         1.00%      2.00%      1.00%      2.00%      0.375%
but greater than or
equal to 4.5 to 1.0

Less than 4.5 to 1.0,      1.25%       2.25%        1.50%        2.50%         0.75%      1.75%      0.75%      1.75%      0.375%
but greater than or
equal to 4.0 to 1.0

Less than 4.0 to 1.0,      1.00%       2.00%        1.25%        2.25%         0.50%      1.50%      0.50%      1.50%       0.30%
but greater than or
equal to 3.5 to 1.0

Less than 3.5 to 1.0,      1.00%       2.00%        1.25%        2.25%         0.25       1.25%      0.25%      1.25%       0.25%
but greater than or
equal to 3.0 to 1.0

Less than 3.0 to 1.0       1.00%       2.00%        1.25%        2.25%         0.0%       1.00%       0.0       1.00%       0.25%
----------------------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT N TO
                                                                CREDIT AGREEMENT
                                                                ----------------



                        FORM OF LETTER OF CREDIT REQUEST



No.  (1)           Dated  (2)
    ----                 ------

Bankers Trust Company, as Administrative Agent under the
     Credit Agreement (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), dated as of November 24, 1997, among Werner Holding Co. (DE), Inc., the Lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent
130 Liberty Street
New York, New York 10006
Attention:  Mary Kay Coyle

[Name and Address of applicable Issuing Lender

Attention:  ______________________]

Dear Sirs:

                  We hereby request that [name of proposed Issuing Lender], in its individual capacity, issue a [Standby] [Commercial] L/C for the account of the undersigned on (3) (the "Date of Issuance") in the aggregate stated amount of (4). The requested Letter of



-----------------------------

(1)      Letter of Credit Request Number.

(2)      Date of Letter of Credit Request.

(3) Date of Issuance which shall be at least five Business Days after the date of this Letter of Credit Request (or such shorter period as is acceptable to the respective Issuing Bank).

(4)      Aggregate initial stated amount of Letter of Credit.

Credit shall be denominated in Dollars.

                  For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

                  The beneficiary of the requested Letter of Credit will be (5), and such Letter of Credit will be in support of 6 and will have a stated expiration date of
(7).

                  We hereby certify that:

                  (1) the representations and warranties contained in the Credit Documents will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);

                  (2) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur; and

                  (3) the Letter of Credit requested hereby is permitted to be issued in accordance with the relevant requirements of Section 3 of the Credit Agreement.

------------------------------------------

(5)      Insert name and address of beneficiary.

(6) Insert description of the obligations which are being supported in the case of a Standby L/C and a description of the commercial transaction which is being supported in the case of a Commercial L/C.

(7) Insert last date upon which drafts may be presented which may not be later than the earlier of (x) the date which occurs 365 days (or such other duration as may be agreed upon by the Issuing Lender) after the Date of Issuance, or, if any such Letter of Credit is automatically extended for successive periods of up to 365 days, a date not beyond the tenth day prior to the Revolving Credit Termination Date or (y) the tenth day prior to the Revolving Credit Termination Date.

                  Copies of all relevant documentation with respect to the supported transaction are attached hereto.



                                        WERNER HOLDING CO. (DE), INC.


                                        By____________________________
                                          Title:

                                                                       EXHIBIT D
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------



                             FORM OF SWING LINE NOTE


$10,000,000                                                 New York, New York
                                                             November 24, 1997


                  FOR VALUE RECEIVED, the undersigned, WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "COMPANY"), promises to pay to the order of BANKERS TRUST COMPANY (the "LENDER") on the Revolving Credit Termination Date, as defined in the Credit Agreement described below, at the office of Bankers Trust Company, located at 130 Liberty Street, New York, New York 10006, in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a) TEN MILLION DOLLARS ($10,000,000) and (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Lender to the Company pursuant to subsection 3.4 of the Credit Agreement defined below. The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in the Credit Agreement. The Lender is authorized to record the Borrowing Date and amount of each Swing Line Loan and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed hereto and made a part hereof (or on a continuation thereof which shall be attached hereto and made a part hereof) and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded; PROVIDED that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

                  This Note is the Swing Line Note referred to in the Credit Agreement, dated as of November 24, 1997, among the Company, the lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P. as Co-Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), is subject to the provisions thereof, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein.

                  This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the Lender in respect thereof. The undersigned hereby agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, the Notes, the Security Documents and each other Credit Document.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided therein.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH
THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                             WERNER HOLDING CO. (DE), INC.


                                             By:
                                                -------------------------------
                                                 Title:

                                                                      Schedule
                                                                      to Swing
                                                                      Line Note
                                                                      ---------



                                   SWING LINE
                         LOANS AND PAYMENTS OF PRINCIPAL
                         -------------------------------


           Amount           Amount
           of Swing         of                Unpaid            Notation
           Line             Principal         Principal         Made
Date       Loans            Repaid            Balance
-------    --------         ---------         ---------        ---------
                                              By

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

-------    --------         ---------         ---------        ---------

                                                                       EXHIBIT E
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------


                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Credit Agreement, dated as of November __, 1997, among Werner Holding Co. (DE), Inc., a Delaware corporation (the "Company"), the Lenders named therein, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

                  __________________ (the "ASSIGNOR") and ____________________
(the "ASSIGNEE") agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest (the "ASSIGNED INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 (individually, an "ASSIGNED FACILITY"; collectively, the "ASSIGNED FACILITIES"), in a principal amount for each Assigned Facility as set forth on Schedule 1.

                  2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, any of the Company's Subsidiaries or any other obligor or the performance or observance by the Company, any of the Company's Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; (iii) attaches the Note(s), if any, held by it evidencing the Assigned Facilities and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes payable to the Assignee (if requested by the Assignee) and (if the Assignor has retained any interest in the Assigned Facility) a new Note or Notes payable to the Assignor (if requested by the Assignor) in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date); and (iv) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance.

                  3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsections 5.11(d) and 12.6(g) of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; and (vi) represents and warrants that the provisions of the last sentence of subsection 12.6(c) of the Credit Agreement do not prohibit the assignment to the Assignee effected hereby.

                  4. The effective date of this Assignment and Acceptance shall be __________, (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to subsection 12.6(d) of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

                  5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                  6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.


[ASSIGNEE]                                         [ASSIGNOR]

By:____________________                            By:___________________
   Name:                                              Name:
   Title:                                             Title:


ACCEPTED [AND CONSENTED TO]:*
[WERNER HOLDING CO. (DE), INC.]                    BANKERS TRUST COMPANY,
                                                   as Administrative Agent

By:_______________________                         By:_______________________
   Name:                                              Name:
   Title:                                             Title:




-----------------------------------------

* Consents only required where Assignee is not a Lender or an Affiliate of a Lender.

 Schedule 1 to Assignment and Acceptance relating to the Credit Agreement, dated as of November 24, 1997,
                                      among
             WERNER HOLDING CO. (DE), INC., a Delaware corporation,
                           the Lenders named therein,
                             BANKERS TRUST COMPANY,
                    as Administrative Agent and Co-Arranger,
                       MERRILL LYNCH CAPITAL CORPORATION,
                    as Syndication Agent and as Co-Arranger,
                THE CHASE MANHATTAN BANK, as Documentation Agent,
               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS CO-AGENT
               ---------------------------------------------------



Name of Assignor:

Name of Assignee:

Effective Date of Assignment:



                                            Commitment Percentages Assigned
                                            (to at least fifteen decimals)
       Credit             Principal       (shown as a percentage of aggregate
  Facility Assigned    Amount Assigned     Principal Amount Of All Lenders)
  -----------------    ---------------     ---------------------------------

                                                                  EXHIBIT F-1 TO
                                                                CREDIT AGREEMENT

                                     FORM OF
                           COMPANY SECURITY AGREEMENT
                           --------------------------


                  SECURITY AGREEMENT, dated as of November 24, 1997, made by WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "COMPANY") in favor of BANKERS TRUST COMPANY, a New York banking corporation, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Agents and for the several lenders (the "LENDERS") from time to time parties to the Credit Agreement (as defined below) and for the benefit of the other Secured Creditors referred to below.


                              W I T N E S S E T H :


                  WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Company, the Lenders, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (together with the Administrative Agent, Syndication Agent and Documentation Agent, the "AGENTS"), the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue, and certain of the other Lenders have agreed to participate in, letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Company shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Agents and the Lenders;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the other Agents and the Lenders to enter into the Credit Agreement and to make their respective loans to, and to issue or participate in letters of credit for the account of, the Company under the Credit Agreement, the Company hereby agrees with the Administrative Agent, for the ratable benefit of the Secured

Creditors, as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein or in the preamble or recitals hereto, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products, Documents, Goods and Inventory; and the following terms shall have the following meanings:

                  "ACCOUNTS" means all accounts receivable (other than any Receivables Facility Assets), book debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Company (including under any trade names, styles or divisions thereof) whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by the Company (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the Code) and all of the Company's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of the Company's rights to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to the Company under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), under any lease of real or personal property (to the extent the grant of such a security interest is permitted by applicable law and is not prohibited by such lease), or under any franchise agreement, or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the proceeds of said purchase orders and contracts and rents under such leases, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "CODE" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "COLLATERAL" has the meaning assigned to it in Section 2 of this Security Agreement.

                  "CONTRACT" means, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of the Company to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the

         Company to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Company to perform and to exercise all remedies thereunder.

                  "COPYRIGHT LICENSE" means any written agreement, naming the Company, as licensor or licensee, granting any right in the United States to use any Copyright including, without limitation, any referred to in Schedule I hereto.

                  "COPYRIGHTS" means all of the following to the extent the Company now or hereafter has any right, title or interest: (a) all United States copyrights and all registrations and applications therefor, including, without limitation, any referred to in Schedule I hereto, and (b) all renewals of such copyrights.

                  "CREDIT AGREEMENT OBLIGATIONS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "EQUIPMENT" means all machinery, equipment and furniture except Vehicles, now owned or hereafter acquired by the Company or in which the Company now has or hereafter may acquire any right, title or interest and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the Code.

                  "GENERAL INTANGIBLES" has the meaning given to it in the Code and includes, whether or not so included in such meaning, any franchise agreements or rights in favor of or granted by the Company to know-how, trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, computer and software technology and programs, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each of the Subsidiaries of the Company.

                  "INSTRUMENT" has the meaning given to it in the Code, except that it shall not include the Pledged Notes and the Undelivered Notes (as each such term is defined in each of the Pledge Agreements).

                  "LICENSE" means any Copyright License, Patent License or Trademark License.

                  "OBLIGATIONS" means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Agents, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agents, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise (collectively, "CREDIT AGREEMENT OBLIGATIONS") and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates (each such Lender or Affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or Affiliate's successors and assigns, collectively, the "Other Creditors" and, together with the Administrative Agent, the Agents and the Lenders, the "Secured Creditors") under or in respect of any Interest Rate Agreement (collectively "OTHER OBLIGATIONS").

                  "OTHER OBLIGATIONS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "PATENT LICENSE" means any agreement, whether written or oral, providing for the grant by or to the Company of any right to manufacture, use, sell or import into any jurisdiction any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule II hereto.

                  "PATENTS" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule II hereto, and
         (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in
         Schedule II hereto.

                  "PROCEEDS" means "proceeds", as such term is defined in
         Section 9-306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Company, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Company from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of the Company in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

                  "SECURED CREDITORS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "SECURITY AGREEMENT" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

                  "TRADEMARK LICENSE" means any agreement, written or oral, providing for the grant by or to the Company of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule III hereto.

                  "TRADEMARKS" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source of business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule III hereto, and (b) all renewals thereof.

                  "VEHICLES" means all cars, trucks, trailers and other vehicles (including forklifts) covered by a certificate of title law of any state.

                  2. GRANT OF SECURITY INTEREST. (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Company hereby grants to the Administrative Agent for the ratable benefit of the Secured Creditors a security interest in all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest, excluding, however, Vehicles, Receivables Facility Assets and Pledged Notes (as defined in the Company Pledge Agreement) (collectively, the "COLLATERAL"):

                           (i)    all Accounts;

                          (ii)    all Chattel Paper;

                         (iii)    all Contracts;

                          (iv)    all Copyrights;

                           (v)    all Copyright Licenses;

                          (vi)    all Documents;

                         (vii)    all Equipment;

                        (viii)    all General Intangibles;

                          (ix)    all Instruments;

                           (x)    all Inventory;

                          (xi)    all Patents;

                         (xii)    all Patent Licenses;

                        (xiii)    all Trademarks;

                         (xiv)    all Trademark Licenses;

                          (xv)    all books and records pertaining to the
                                  Collateral;

                         (xvi) all other Goods, personal property and investment securities of the Company, whether tangible or intangible and whether now or hereafter owned by the Company, and wherever located; and

                        (xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                  3. RIGHTS OF SECURED CREDITORS; LIMITATIONS ON SECURED CREDITORS' OBLIGATIONS.

                  (a) COMPANY REMAINS LIABLE UNDER ACCOUNTS, LICENSES,
         CONTRACTS,

        ETC. Anything herein to the contrary notwithstanding, the Company shall remain liable under each of the Accounts, Licenses and Contracts to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, License or Contract. None of the Secured Creditors shall have any obligation or liability under any Account, License or Contract by reason of or arising out of this Security Agreement or the receipt by any Secured Creditor of any payment relating to such Account, License or Contract pursuant hereto, nor shall any Secured Creditor be obligated in any manner to perform any of the obligations of the Company under or pursuant to any Account, License or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, License or Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) NOTICE TO ACCOUNT DEBTORS AND CONTRACTING PARTIES. At any time after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Administrative Agent the Company shall, and the Administrative Agent may (with concurrent notice to the Company thereof), notify account debtors on the Accounts and parties to the Contracts and Licenses that the Accounts, Contracts and Licenses have been assigned to the Administrative Agent for the ratable benefit of the Secured Creditors and that payments in respect thereof shall be made directly to the Administrative Agent. At any time after an Event of Default shall have occurred and be continuing, the Administrative Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts and Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

                           (c) VERIFICATION OF ACCOUNTS AND INVENTORY. The Administrative Agent shall have the right to make test verifications of the Accounts and Inventory in any reasonable manner and through any medium that it considers advisable, and the Company agrees to furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith provided that, so long as no Event of Default shall have occurred and be continuing, (i) any such verification shall be conducted in the name of the Company or in such other manner as shall not disclose the Administrative Agent's identity or interest in the Collateral and (ii) the Administrative Agent shall conduct such verification no more frequently than once per year and shall give the Company reasonable advance notice thereof. The Administrative Agent may after the occurrence and during the continuance of an Event of Default in its own name or in the name of others communicate with account debtors in order to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts and/or Inventory.

                  4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that:

                  (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Administrative Agent for the ratable benefit of the Secured Creditors pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Company owns each item of the Collateral free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Creditors, pursuant to this Security Agreement, or (ii) as may be permitted pursuant to the Credit Agreement.

                  (b) PERFECTED FIRST PRIORITY LIENS. The Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Creditors, to the extent that (i) such Liens constitute Liens on General Intangibles, or (ii) such Liens constitute Liens on Equipment located in a jurisdiction listed on Schedule IV, or (iii) such Liens can be perfected by filing a financing statement under the Uniform Commercial Code, as in effect in the relevant jurisdiction, or
         (iv) the Company is required to deliver such Collateral to the Administrative Agent pursuant to Section 5(a) hereof, which are prior to all other Liens on the Collateral created by the Company and in existence on the date hereof, except for Liens permitted to exist on the Collateral pursuant to the Credit Agreement, and which are enforceable as such against all creditors of and purchasers from the Company.

                  (c) ACCOUNTS AND RECORDS. The amount represented by the Company to the Administrative Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business. No amount payable to the Company under or in connection with any Account, Contract or License in excess of $250,000 individually or $1,000,000 in the aggregate is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent except for notes receivable from officers or key employees pursuant to executive stock purchase plans. The place where the Company keeps its records concerning the Accounts and the other Collateral is 93 Werner Road, Greenville, PA 16125-9499.

                  (d) CONSENTS. Each Contract and License is in full force and effect and, to the best knowledge of the Company, constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Accounts, Licenses or Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Account, License or Contract to any material adverse limitation, either specific or general in nature. Neither the Company nor (to the best of the Company's knowledge) any other party to any Account, License or Contract is in default in the performance or observance of any of the material terms thereof. The Company has fully performed all its material obligations under each License and Contract to the extent such obligations are required to be performed on or prior to the date hereof. The right, title and interest of the Company in, to and under each Account, License and Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Account, License or Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Company as to any of the foregoing.

                  (e) INVENTORY. The Inventory is kept at the locations listed on Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(o) hereof.

                  (f) EQUIPMENT. The Equipment is kept at the locations listed on Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(o) hereof.

                  (g) CHIEF EXECUTIVE OFFICE. The Company's chief executive office and chief place of business is located at 93 Werner Road, Greenville, PA 16125-9499.

                  (h) FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (i) PATENTS, TRADEMARKS AND COPYRIGHTS. Schedule II hereto includes a complete and current list of all material Patents and Patent Licenses owned by the Company in its own name as of the date hereof.
         Schedule III hereto includes a complete and current list of all material Trademarks and Trademark Licenses owned by the Company in its own name as of the date hereof. Schedule I hereto includes a complete and current list of all material Copyrights in which the Company owns or purports to own as of the date hereof. To the best of the Company's knowledge, except as set forth on Schedule II or Schedule III, each Patent and Trademark is valid, subsisting, unexpired and enforceable and has not been abandoned. Except as set forth in Schedule II or on
         Schedule III, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. All licenses of the Company's Trademarks are in force and, to the best knowledge of the Company, not in default. No holding, decision or judgment has been rendered by any Governmental Authority with respect to any Patent or Trademark which would limit, cancel or question the validity of any Patent or Trademark. Except as set forth on Schedule II or Schedule III, no action or proceeding is pending or, to the knowledge of the Company, threatened (i) seeking to limit, cancel or question the validity of any material Patent or Trademark or the Company's ownership thereof, or
         (ii) which, if adversely determined, would have a material adverse effect on the value of any material Patent or Trademark.

                  (j) POWER AND AUTHORITY; AUTHORIZATION. The Company has the corporate power and authority and the right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

                  (k) NO LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby which would have a material adverse effect upon any material portion of the Collateral or the granting of the security interests hereby.

                  5. COVENANTS. The Company covenants and agrees with the Secured Creditors that, from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

                  (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL

         PAPER. (i) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Company also hereby authorizes the Administrative Agent to file (after written notice to the Company) any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  (ii) If any amounts payable under or in connection with any of the Collateral having a face value in excess of $250,000 individually or $1,000,000 in the aggregate at any one time outstanding shall be or become evidenced by any Instruments or Chattel Paper, such Instruments or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement. So long as no Default or Event of Default has occurred and is continuing, upon request by the Company, the Administrative Agent shall make available any pledged Collateral to the Company, or its designee, that the Company specifies is required for the purpose of ultimate sale, exchange, presentation, collection, renewal, registration or transfer thereof, PROVIDED that in each case arrangements reasonably satisfactory to the Administrative Agent shall be made for the return of such pledged Collateral within 21 days from the time of delivery by the Administrative Agent, except for pledged Collateral that has been fully repaid, satisfied, or transferred as permitted hereunder.

                  (iii) Notwithstanding anything set forth in this Security Agreement to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Company shall not be required to deliver to the Administrative Agent any Instruments or Chattel Paper to be held by the Administrative Agent as Collateral pursuant to this Security Agreement so long as the aggregate amount evidenced by all such Instruments and Chattel Paper does not exceed $250,000 individually or $1,000,000 in the aggregate at any one time outstanding.

                  (b) INDEMNIFICATION. The Company agrees to pay, and to save the Secured Creditors harmless from, any and all liabilities, costs and expenses

         (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Company in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement; PROVIDED that the Company shall not be liable for the payment of any portion of such liabilities, costs or expenses resulting from the gross negligence or willful misconduct of any Secured Creditor. Without limiting the preceding sentence, the Company will indemnify and save and keep harmless each Secured Creditor from and against all expense, loss or damage suffered by reason of any counterclaim of the account debtor or obligor thereunder, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Company.

                  (c) MAINTENANCE OF RECORDS. The Company will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. The Company will mark its internal books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Secured Creditors' further security, the Administrative Agent, for the ratable benefit of the Secured Creditors, shall have a security interest in all of the Company's books and records pertaining to the Collateral, and the Company shall make available for review any such books and records to the Administrative Agent or to its representatives during normal business hours at the reasonable request of the Administrative Agent. The Company shall permit representatives of the Administrative Agent, upon reasonable notice to the Company (but no more frequently than monthly unless a Default or Event of Default shall have occurred and be continuing), to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, assets, condition (financial or otherwise) or the results of operation of the Company and its Subsidiaries with appropriate officers and employees thereof and with their independent certified public accountants.

                  (d) RIGHT OF INSPECTION. The Administrative Agent and the representatives of any other Secured Creditor shall upon reasonable notice (made through the Administration Agent and no more frequently than quarterly unless a Default or Event of Default shall have occurred and be continuing) have full and free reasonable access to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, assets, condition (financial or otherwise) or the results of operation of the Company and its Subsidiaries with appropriate officers and employees thereof and with their independent certified public accountants with prior reasonable notice to, and coordination with, the chief financial officer or the treasurer of the Company, and the Company agrees to render to the Administrative Agent at the Company's cost and expense, and to the other Secured Creditors, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Creditors shall keep such information thereby obtained confidential to the extent set forth in subsection 12.6(f) of the Credit Agreement.

                  (e) COMPLIANCE WITH LAWS, ETC. The Company will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Company's business; PROVIDED that the Company may contest any Requirement of Law in any reasonable manner which shall not, in the reasonable opinion of the Administrative Agent, adversely affect the Secured Creditors' rights or the priority of their Liens on the Collateral.

                  (f) COMPLIANCE WITH TERMS OF CONTRACTS, ETC. The Company will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

                  (g) PAYMENT OF OBLIGATIONS. The Company will pay promptly when due all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if
         (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Company's books in accordance with GAAP.

                  (h) LIMITATION ON LIENS ON COLLATERAL. The Company will not create, incur or permit to exist, will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will take all commercially reasonable

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



         actions to defend the right, title and interest of the Secured Creditors in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (i) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. The Company will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for sales of assets permitted by the Credit Agreement. Concurrently with any such permitted disposition, the property acquired by a transferee in such disposition shall automatically be released from the security interest created by this Security Agreement (the "SECURITY INTEREST"). It is acknowledged and agreed that notwithstanding any release of property from the Security Interest in accordance with the foregoing provisions of this Section, the Security Interest shall in any event continue in the Proceeds of Collateral. The Administrative Agent shall promptly execute and deliver (and, when appropriate, shall cause any separate agent, co-agent or trustee to execute and deliver) any releases, instruments or documents reasonably requested by the Company to accomplish or confirm the release of Collateral provided by this Section. Any such release of Collateral provided by the Administrative Agent shall specifically describe that portion of the Collateral to be released, shall be expressed to be unconditional and shall be without recourse or warranty (other than a warranty that the Administrative Agent has not assigned its rights and interests to any other Person). The Company shall pay all of the Administrative Agent's reasonable expenses in connection with any release of Collateral.

                  (j) LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF AGREEMENTS GIVING RISE TO ACCOUNTS. The Company will not (i) amend, modify, terminate or waive any provision of any Contract, agreement or lease giving rise to an Account or License in any manner which could reasonably be expected to materially adversely affect the value of such Contract, Account or License as Collateral, except in a manner consistent with the ordinary and customary conduct of its business,
         (ii) fail to exercise promptly and diligently each and every material right which it may have under each material Contract, agreement or lease giving rise to an Account or License (other than any right of termination), except in a manner consistent with the ordinary and customary conduct of its business or (iii) fail to deliver to the Administrative Agent upon its reasonable request a copy of each material demand, notice or document received by it relating in any way to any material Contract, agreement or lease giving rise to an Account or License.

                  (k) LIMITATIONS ON DISCOUNTS, COMPROMISES, EXTENSIONS OF ACCOUNTS. Other than in the ordinary course of business as generally conducted by the Company over a period of time, the Company will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (l) MAINTENANCE OF EQUIPMENT. The Company will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                  (m) FURTHER IDENTIFICATION OF COLLATERAL. The Company will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (n) NOTICES. The Company will advise the Administrative Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                  (o) CHANGES IN LOCATIONS, NAME, ETC. The Company will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4(g) or remove its books and records from the location specified in Section 4(c), (ii) remove any material amount of the Inventory or Equipment to, or keep any material amount of Inventory or Equipment at, a location other than those listed on Schedule IV hereto, or (iii) change its name (including the adoption of any new trade name), identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Security Agreement would become seriously misleading, unless it shall have provided at least 15 days prior written notice to the Administrative Agent of any such event and provide the Administrative Agent with the new location of its chief executive office/chief place of business and its books and records, the location of the Inventory and Equipment and the change in the Company's name, as the case may be. Any notice given pursuant to this Section 5(o) shall be deemed to amend Section 4(c) and 4(g) hereof or Schedule IV hereto, as the case may be. In connection with any actions permitted pursuant to clause (i) of this Section 5(o), the Administrative Agent shall be entitled to receive any legal opinions it reasonably requests as to the continued perfection of the security interest granted hereby in the


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






         Collateral, which opinions shall be deemed satisfactory to the Administrative Agent if substantially similar to the perfection opinions given by Gibson, Dunn & Crutcher LLP on the Closing Date.

                  (p) COPYRIGHTS. The Company (i) will employ the Copyright for each material published work with such notice of copyright as may be required by law to secure copyright protection and (ii) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and:

                           (A) will not do any act, or omit to do any act,
                  whereby any material Copyright may become injected into the public domain;

                           (B) shall notify the Administrative Agent immediately
                  if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding the Company's ownership of any such Copyright or its validity;

                           (C) will take all necessary steps as it shall deem
                  appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by the Company including, without limitation, filing of applications for renewal, where necessary; and

                           (D) will promptly notify the Administrative Agent of
                  any material infringement of any material Copyright of the Company of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                  (q)      PATENTS AND TRADEMARKS.

                                  (i) The Company (either itself or through
                  licensees) will, except with respect to any Trademark that the Company shall, after the exercise of reasonable business judgment, reasonably determine is of immaterial economic value to it or otherwise reasonably determines not to do so, (A) use reasonable efforts to continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within 45 days after such use or adoption the Administrative Agent, for the ratable benefit of the Secured Creditors, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                                 (ii) The Company will not, except with respect
                  to any Patent that the Company shall, after the exercise of reasonable business judgment, determine is of immaterial economic value to it or otherwise reasonably determine so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                                (iii) The Company will notify the Administrative
                  Agent immediately if it knows, or has reason to know, that any application relating to any Patent, or any application or registration relating to any Trademark may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Company's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                                 (iv) Whenever the Company, either by itself or
                  through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Company shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby appoints and constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest and is irrevocable until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding.

                                  (v) The Company, except with respect to any
                  Patent or Trademark the Company shall, after the exercise of reasonable business judgment, determine is of immaterial economic value to it or it otherwise reasonably determines not to so do and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

                                 (vi) In the event that any Patent or Trademark
                  included in the Collateral is infringed, misappropriated or diluted by a third party, the Company shall promptly notify the Administrative Agent after it learns thereof and shall, unless the Company shall, after the exercise of reasonable business judgment determine that such Patent or Trademark is of immaterial economic value to the Company, which determination the Company shall promptly report to the Administrative Agent, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                  6.  ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) POWERS. The Company hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Administrative Agent the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                               (i) in the name of the Company or its own name,
                  or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral whenever payable;

                              (ii) to pay or discharge taxes and Liens levied or
                  placed on or threatened against the Collateral, PROVIDED that if such taxes are being contested in good faith and by appropriate proceedings, the Administrative Agent will consult with the Company before making any such payment; and

                             (iii) (A) to direct any party liable for any
                  payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;
                  (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Company's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Creditors' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) OTHER POWERS. (i) The Company also authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any indorsement, assignments or other instruments of conveyance or transfer with respect to the Collateral and (ii) pursuant to Section 9-402 of the Code, the Company authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Company in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this

         Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  (c) NO DUTY ON AGENTS' OR SECURED CREDITORS' PART. The powers conferred on the Co-Arrangers and the Lenders hereunder are solely to protect the Secured Creditors' interests in the Collateral and shall not impose any duty upon any Secured Creditor to exercise any such powers. The Secured Creditors shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

                  7. PERFORMANCE BY ADMINISTRATIVE AGENT OF COMPANY'S OBLIGATIONS. If the Company fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to 2% plus the Alternate Base Rate, shall be payable by the Company to the Administrative Agent on demand and shall constitute Obligations secured hereby; PROVIDED that the Administrative Agent shall in any event first have given the Company written notice of its intent to do the same and the Company shall not have, within 30 days of such notice (or such shorter period as the Administrative Agent may reasonably determine is necessary in order to preserve the benefits of this Security Agreement with respect to any material portion of the Collateral), paid such claim or obtained to the Administrative Agent's satisfaction the release of the claim or Lien to which such notice relates.

                  8. REMEDIES. (a) If an Event of Default shall occur and be continuing, the Administrative Agent on behalf of the Secured Creditors may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Creditor or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Creditors hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent:

                  (i) first, to any amounts owing to the Administrative Agent or the Co-Arrangers in their capacities as such;

                  (ii) second, to the payment of an amount equal to the outstanding Primary Obligations to the Secured Creditors as provided in paragraph (e) below, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), to the payment of an amount equal to the outstanding Secondary Obligations to the Secured Creditors as provided in paragraph (e) below, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), after the payment of any other amounts required by any provision of law, including without limitation, Section 9-504(1)(c) of the Code, and following the termination of this Agreement pursuant to Section 23 hereof, the Administrative Agent shall account for the surplus, if any, to the Company.

                  (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all L/C Obligations, and all related fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 8 only) (i) first, to their Primary Obligations (with the amount to be applied by any Secured Creditor to its Primary Obligations to be applied (x) first, to interest and (y) second, to any other Primary Obligations) and (ii) second, to their Secondary Obligations.

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Agents and the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and unpaid drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Agents and the Lenders, as cash security for the repayment of Obligations owing to the Agents and the Lenders as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Agents and the Lenders after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be distributed in accordance with subsection 8(a) hereof.

                  (e) Except as set forth in subsection 8(c) hereof, all payments required to be made to the Agents and the Lenders hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Agents and the Lenders and all payments required to be made to the Other Creditors hereunder shall be made directly to the respective Other Creditor.

                  (f) For purposes of applying payments received in accordance with this Section 8, the Administrative Agent shall be entitled to rely upon the Other Creditors for a determination (which each Other Creditor agrees (or shall agree) to provide upon request of the Administrative Agent) of the outstanding Obligations owed to the Other Creditors. Unless it has actual knowledge (including by way of written notice from any other Agent, any Lender or an Other Creditor) to the contrary, the Administrative Agent shall be entitled to assume that (x) no Secondary Obligations are owing to any other Agent, any Lender or Other Creditor and (y) no Interest Rate Agreement or Other Obligations in respect thereof, are in existence.

                  (g) It is understood that the Company shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clause (a) of this Section 8.

                  (h) To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against any Secured Creditor arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of such Secured Creditor. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by any Secured Creditor to collect such deficiency.

                  9. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Company shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by any Secured Creditor may be rescinded by the Administrative Agent, any other Agent, the Issuing Lender or any Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the other Credit Documents, any Interest Rate Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, any other Co-Arranger (subject to subsection 12.16 of the Credit Agreement), the Issuing Lender, any Lender or any Other Creditor may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Secured Creditors shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto.

The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Secured Creditors upon this Security Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement; and all dealings between the Company and the Administrative Agent, any other Agent, the Issuing Lender or any Lender, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Obligations.

                  10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. No Secured Creditor nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

                  11. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Security Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection
11.3 of the Credit Agreement.

                  12. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  14. SECTION HEADINGS. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  15. NO WAIVER; CUMULATIVE REMEDIES. No Secured Creditor shall by any act (except by a written instrument pursuant to Section 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which any Secured Creditor would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  16. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Security Agreement represents the entire agreement of the Company with respect to the subject matter hereof, except as otherwise set forth in the Credit Agreement, and there are no promises or representations by any Secured Creditor relative to the subject matter hereof not reflected herein or in the other Credit Documents. In the event of a conflict among the Credit Documents, the Credit Agreement shall control. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Administrative Agent (with the consent of either (x) the Required Lenders or, to the extent required by subsection 12.1 of the Credit Agreement, the Supermajority Lenders or all of the Lenders, at all times prior to the time on which all Credit Agreement Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Agreement Obligations have been paid in full); PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (x) the Agents and the Lenders as holders of the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Agreements; PROVIDED that, subject to the immediately preceding proviso, any provision of this Security Agreement may be waived by the Administrative Agent in a written letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This

Security Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Secured Creditors and their respective successors and assigns. Subject to the representation set forth in subsection 4(j) hereof, the inclusion of copyrights, trademarks, patents or licenses thereto on Schedules I, II and III to the Company Security Agreement and the Subsidiary Security Agreement and Schedule 6.16 to the Credit Agreement shall not constitute a representation by the Company or any of its Subsidiaries that any particular such copyright, trademark, patent or license thereto is material. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  17. NOTICES. All notices, requests and demands to or upon the Company or any Secured Creditor to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement.

                  18. COUNTERPARTS. This Security Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  19. AUTHORITY OF ADMINISTRATIVE AGENT. The Company acknowledges that the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Administrative Agent, the other Agents and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Company, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Creditors with full and valid authority so to act or refrain from acting, and the Company shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  20. RELEASES. The Secured Creditors agree to cooperate with the Company and its Subsidiaries with respect to any sale permitted by subsection 9.5 of the Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 9.5 of the Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

                  21. TERMINATION; RELEASE. (a) This Security Agreement (other than with respect to any cash collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments have been terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Company, or to such person or persons as the Company shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than with respect to any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any Person) and at the expense of the Company.

                  (b) In the event that any part of the Collateral is sold (except to Holdings or any of its Subsidiaries) in connection with a sale permitted by subsection 9.5 of the Credit Agreement or otherwise released at the direction of the Required Lenders (or all Lenders if required by subsection 12.1 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of subsection 5.4 of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Administrative Agent, at the request and expense of the Company, will duly assign, transfer and deliver to the Company (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement and will promptly execute and deliver to the Company a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the release of such Collateral pursuant to this Agreement.

                  (c) At any time that the Company desires that the Administrative Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing subsection 21(a) or (b), as the case may be, it shall deliver to the Administrative Agent, if requested by the Administrative Agent, a certificate signed by an executive officer of the Company stating that the release of the respective Collateral is permitted pursuant to such subsection 21(a) or (b), as the case may be.

                  IN WITNESS WHEREOF, the Company and the Administrative Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                          WERNER HOLDING CO. (DE), INC.


                                          By:
                                             ----------------------------------
                                          Title:



                                          BANKERS TRUST COMPANY, as
                                          Administrative Agent


                                           By:
                                              ---------------------------------
                                           Title:

                                                                   Schedule I to
                                                              SECURITY AGREEMENT
                                                              ------------------



                        Copyrights And Copyright Licenses
                        ---------------------------------



                   [SEE SCHEDULE 6.16 TO THE CREDIT AGREEMENT]

0000H7TH.W51

                                                                  Schedule II to
                                                              Security Agreement
                                                              ------------------



                           Patents And Patent Licenses
                           ---------------------------



                   [SEE SCHEDULE 6.16 TO THE CREDIT AGREEMENT]

                                                                 Schedule III to
                                                              Security Agreement
                                                              ------------------



                        Trademarks And Trademark Licenses
                        ---------------------------------



                   [SEE SCHEDULE 6.16 TO THE CREDIT AGREEMENT]

                                                                  Schedule IV to
                                                              Security Agreement
                                                              ------------------



                 Locations of Inventory and Equipment Locations
                 ----------------------------------------------

                                                                  EXHIBIT F-2 TO
                                                                Credit Agreement
                                                                ----------------



                                     FORM OF
                          SUBSIDIARY SECURITY AGREEMENT
                          -----------------------------


         SECURITY AGREEMENT, dated as of November 24, 1997, made by each of the corporations that are signatories hereto (the "ASSIGNORS") in favor of BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Agents and for the several lenders (the "Lenders") from time to time parties to the Credit Agreement (as defined below) and for the benefit of the other Secured Creditors referred to below.


                              W I T N E S S E T H :


                  WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Werner Holding Co. (DE), Inc. (the "Company"), the Lenders, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (together with the Administrative Agent, Syndication Agent and Documentation Agent, the "AGENTS"), the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue, and certain of the other Lenders have agreed to participate in, letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Assignors shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Agents and the Lenders;

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the other Agents and the Lenders to enter into the Credit

Agreement and to make their respective loans to, and to issue or participate in letters of credit for the account of, the Company under the Credit Agreement, each Assignor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Creditors, as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein or in the preamble or recitals hereto, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products, Documents, Goods and Inventory; and the following terms shall have the following meanings:

                  "ACCOUNTS" means all accounts receivable other than any Receivables Facility Assets, book debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to any Assignor (including under any trade names, styles or divisions thereof) whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by such Assignor (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the Code) and all of such Assignor's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of such Assignor's rights to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to such Assignor under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), under any lease of real or personal property (to the extent the grant of such a security interest is permitted by applicable law and is not prohibited by such lease), or under any franchise agreement, or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the proceeds of said purchase orders and contracts and rents under such leases, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "CODE" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "COLLATERAL" has the meaning assigned to it in Section 2 of this Security Agreement.

                  "CONTRACT" means, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of each Assignor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of each Assignor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of each Assignor to perform and to exercise all remedies thereunder.

                  "COPYRIGHT LICENSE" means any written agreement, naming any Assignor, as licensor or licensee, granting any right in the United States to use any Copyright including, without limitation, any referred to in Schedule I hereto.

                  "COPYRIGHTS" means all of the following to the extent any Assignor now or hereafter has any right, title or interest: (a) all United States copyrights and all registrations and applications therefor, including, without limitation, any referred to in Schedule I hereto, and (b) all renewals of such copyrights.

                  "CREDIT AGREEMENT OBLIGATIONS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "EQUIPMENT" means all machinery, equipment and furniture except Vehicles, now owned or hereafter acquired by each Assignor or in which each Assignor now has or hereafter may acquire any right, title or interest and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the Code.

                  "GENERAL INTANGIBLES" has the meaning given to it in the Code and includes, whether or not so included in such meaning, any franchise agreements or rights in favor of or granted by each Assignor to know-how, trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, computer and software technology and programs, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock held by each Assignor.

                  "INSTRUMENT" has the meaning given to it in the Code, except that it shall not include the Pledged Notes and the Undelivered Notes (as each such term is defined in each of the Pledge Agreements).

                  "LICENSE" means any Copyright License, Patent License or Trademark License.

                  "OBLIGATIONS" means (i) the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities of each Assignor to the Administrative Agent, the other Agents and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Assignor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, this Security Agreement, the other Credit Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the other Agents or to the Lenders that are required to be paid by each Assignor pursuant to the terms of the Credit Agreement or this Agreement or any other Credit Document) (collectively, "CREDIT AGREEMENT OBLIGATIONS" and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates (each such Lender or Affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or Affiliate's successors and assigns, collectively, the "Other Creditors" and, together with the Administrative Agent, the Agents and the Lenders, the "Secured Creditors") under or in respect of any Interest Rate Agreement, and all guarantees by any Assignor (collectively, "OTHER OBLIGATIONS").

                  "OTHER OBLIGATIONS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "PATENT LICENSE" means any agreement, whether written or oral, providing for the grant by or to each Assignor of any right to manufacture, use, sell or import into any jurisdiction any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule II hereto.

                  "PATENTS" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule II hereto, and
         (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Schedule II hereto.

                  "PROCEEDS" means "proceeds", as such term is defined in
         Section 9- 306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to each Assignor, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to each Assignor from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of each Assignor in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

                  "SECURED CREDITORS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "SECURED OBLIGATIONS": the collective reference to (a) the Obligations and (b) all obligations and liabilities of each Assignor which may arise under or in connection with this Agreement or any other Credit Document to which such Assignor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, any other Agent or to the Lenders that are required to be paid by such Assignor pursuant to the terms of this Security Agreement or any other Credit Document to which such Assignor is a party).

                  "SECURITY AGREEMENT" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

                  "TRADEMARK LICENSE" means any agreement, written or oral, providing for the grant by or to any Assignor of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule III hereto.

                  "TRADEMARKS" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source of business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule III hereto, and (b) all renewals thereof.

                  "VEHICLES" means all cars, trucks, trailers and other vehicles (including forklifts) covered by a certificate of title law of any state.

                  2. GRANT OF SECURITY INTEREST. (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Assignor hereby grants to the Administrative Agent for the ratable benefit of the Secured Creditors a security interest in all of the following property now owned or at any time hereafter acquired by such Assignor or in which such Assignor now has or at any time in the future may acquire any right, title or interest, excluding, however, Vehicles, and Receivables Facility Assets and Pledged Notes (as defined in the Holdings/Subsidiary Pledge Agreement) (collectively, the "COLLATERAL"):

                           (i)    all Accounts;

                          (ii)    all Chattel Paper;

                         (iii)    all Contracts;

                          (iv)    all Copyrights;

                           (v)    all Copyright Licenses;

                          (vi)    all Documents;

                         (vii)    all Equipment;

                        (viii)    all General Intangibles;

                          (ix)    all Instruments;

                           (x)    all Inventory;

                          (xi)    all Patents;

                         (xii)    all Patent Licenses;

                        (xiii)    all Trademarks;

                         (xiv)    all Trademark Licenses;

                          (xv)    all books and records pertaining to the
                                  Collateral;

                         (xvi) all other Goods and personal property, whether tangible or intangible and whether now or hereafter owned by such Assignor, and wherever located; and

                        (xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                  3. RIGHTS OF SECURED CREDITORS; LIMITATIONS ON SECURED CREDITORS OBLIGATIONS.

                  (a) EACH ASSIGNOR REMAINS LIABLE UNDER ACCOUNTS, LICENSES, CONTRACTS, ETC. Anything herein to the contrary notwithstanding, each Assignor shall remain liable under each of the Accounts, Licenses and Contracts to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, License or Contract. None of the Secured Creditors shall have any obligation or liability under any Account, License or Contract by reason of or arising out of this Security Agreement or the receipt by any Secured Creditor of any payment relating to such Account, License or Contract pursuant hereto, nor shall any Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account, License or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, License or Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) NOTICE TO ACCOUNT DEBTORS AND CONTRACTING PARTIES. At any time after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Administrative Agent such Assignor shall, and the Administrative Agent may (with concurrent notice to such Assignor thereof), notify account debtors on the Accounts and parties to the Contracts and Licenses that the Accounts, Contracts and Licenses have been assigned to the Administrative Agent for the ratable benefit of the Secured Creditors and that payments in respect thereof shall be made directly to the Administrative Agent. At any time after an Event of Default shall have occurred and be continuing, the Administrative Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts and Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

                           (c) VERIFICATION OF ACCOUNTS AND INVENTORY. The Administrative Agent shall have the right to make test verifications of the Accounts and Inventory in any reasonable manner and through any medium that it considers advisable, and each Assignor agrees to furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith provided that, so long as no Event of Default shall have occurred and be continuing, (i) any such verification shall be conducted in the name of the Company or of such Assignor or in such other manner as shall not disclose the Administrative Agent's identity or interest in the Collateral and (ii) the Administrative Agent shall conduct such verification with respect to any Assignor no more frequently than once per year and shall give the Company reasonable advance notice thereof. The Administrative Agent may after the occurrence and during the continuance of an Event of Default in its own name or in the name of others communicate with account debtors in order to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts and/or Inventory.

                  4. REPRESENTATIONS AND WARRANTIES. Each Assignor hereby represents and warrants that:

                  (a) POWER AND AUTHORITY. Each Assignor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate actions to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Security Agreement.

                  (b) TITLE; NO OTHER LIENS. Except for the Lien granted to the Administrative Agent for the ratable benefit of the Secured Creditors pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, each Assignor owns each item of the Collateral free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Creditors, pursuant to this Security Agreement, or (ii) as may be permitted pursuant to the Credit Agreement.

                  (c) PERFECTED FIRST PRIORITY LIENS. The Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Creditors, to the extent that (i) such Liens constitute Liens on General Intangibles, or (ii) such Liens constitute Liens on Equipment located in a jurisdiction listed on Schedule IV, (iii) such Liens can be perfected by filing a financing statement under the Uniform Commercial Code, as in effect in the relevant jurisdiction, or
         (iv) any Assignor is required to deliver such Collateral to the Administrative Agent pursuant to Section 5(a) hereof, which are prior to all other Liens on the Collateral created by such Assignor and in existence on the date hereof, except for Liens permitted to exist on the Collateral pursuant to the Credit Agreement, and which are enforceable as such against all creditors of and purchasers from such Assignor.

                  (d) ACCOUNTS AND RECORDS. The amount represented by each Assignor to the Administrative Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business. No amount payable to such Assignor under or in connection with any Account, Contract or License in excess of $250,000 individually or $1,000,000 in the aggregate is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent except for notes receivable from officers or key employees pursuant to executive stock purchase plans. The place where each Assignor keeps its records concerning the Accounts and the other Collateral is located at the address listed on
         Schedule V hereto.

                  (e) CONSENTS. Each Contract and License is in full force and effect and, to the best knowledge of each Assignor, constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Accounts, Licenses or Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Account, License or Contract to any material adverse limitation, either specific or general in nature. No Assignor (to the best of such Assignor's knowledge) and no other party to any Account, License or Contract is in default in the performance or observance of any of the material terms thereof. Each Assignor has fully performed all its material obligations under each License and Contract to the extent such obligations are required to be performed on or prior to the date hereof. The right, title and interest of such Assignor in, to and under each Account, License and Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Account, License or Contract as Collateral, nor have any of the foregoing been asserted or alleged against such Assignor as to any of the foregoing.

                  (f) INVENTORY. The Inventory is kept at the locations listed on


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


         Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(o) hereof.

                  (g) EQUIPMENT. The Equipment is kept at the locations listed on Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(o) hereof.

                  (h) CHIEF EXECUTIVE OFFICE. Each Assignor's chief executive office and chief place of business is located at the address listed on
         Schedule V hereto.

                  (i) FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (j) PATENTS, TRADEMARKS AND COPYRIGHTS. Schedule II hereto includes a complete and current list of all material Patents and Patent Licenses owned by each Assignor in its own name as of the date hereof.
         Schedule III hereto includes a complete and current list of all material Trademarks and Trademark Licenses owned by each Assignor in its own name as of the date hereof. Schedule I hereto includes a complete and current list of all material Copyrights in which each Assignor owns or purports to own as of the date hereof. Except as set forth on Schedule II or Schedule III, each Patent and Trademark is valid, subsisting, unexpired and enforceable and has not been abandoned. Except as set forth on Schedule III, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. All licenses of each Assignor's Trademarks are in force and, to the best knowledge of such Assignor, not in default. No holding, decision or judgment has been rendered by any Governmental Authority with respect to any Patent or Trademark which would limit, cancel or question the validity of any Patent or Trademark. Except as set forth on Schedule II or Schedule III, no action or proceeding is pending or, to the knowledge of such Assignor, threatened (i) seeking to limit, cancel or question the validity of any material Patent or Trademark or such Assignor's ownership thereof, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Patent or Trademark.

                  (k) POWER AND AUTHORITY; AUTHORIZATION. Each Assignor has the corporate power and authority and the right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

                  (l) NO LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Assignor, threatened by or against such Assignor or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby which would have a material adverse effect upon any material portion of the Collateral or the granting of the security interests hereby.

                  5. COVENANTS. Each Assignor covenants and agrees with the Secured Creditors that, from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

                  (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. (i) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Assignor, any Assignor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Assignor also hereby authorizes the Administrative Agent to file (after written notice to such Assignor) any such financing or continuation statement without the signature of such Assignor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  (ii) If any amounts payable under or in connection with any of the Collateral having a face value in excess of $250,000 individually or $1,000,000 in the aggregate at any one time outstanding shall be or become evidenced by any Instruments or Chattel Paper, such Instruments or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement. So long as no Default or Event of Default has occurred and is continuing, upon request by any Assignor, the Administrative Agent shall make available any pledged Collateral to such Assignor, or its designee, that such Assignor specifies is required for the purpose of ultimate sale, exchange, presentation, collection, renewal, registration or transfer thereof, PROVIDED that in each case arrangements reasonably satisfactory to the Administrative Agent shall be made for the return of such pledged Collateral within 21 days from the time of delivery by the Administrative Agent, except for pledged Collateral that has been fully repaid, satisfied, or transferred as permitted hereunder.

                  (iii) Notwithstanding anything set forth in this Security Agreement to the contrary, so long as no Default or Event of Default has occurred and is continuing, no Assignor shall be required to deliver to the Administrative Agent any Instruments or Chattel Paper to be held by the Administrative Agent as Collateral pursuant to this Security Agreement so long as the aggregate amount evidenced by all such Instruments and Chattel Paper does not exceed $250,000 individually or $1,000,000 in the aggregate at any one time outstanding.

                  (b) INDEMNIFICATION. Each Assignor agrees to pay, and to save the Secured Creditors harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by such Assignor in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement; PROVIDED that no Assignor shall be liable for the payment of any portion of such liabilities, costs or expenses resulting from the gross negligence or willful misconduct of the any Secured Creditor. Without limiting the preceding sentence, each Assignor will indemnify and save and keep harmless the each Secured Creditor from and against all expense, loss or damage suffered by reason of any counterclaim of the account debtor or obligor thereunder, arising out of a breach by such Assignor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Assignor.

                  (c) MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. Each Assignor will mark its internal books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Secured Creditors' further security, the Administrative Agent, for the ratable benefit of the Secured Creditors shall have a security interest in each Assignor's books and records pertaining to the Collateral, and each Assignor shall make available for review any such books and records to the Administrative Agent or to its representatives during normal business hours at the reasonable request of the Administrative Agent. Each Assignor shall permit representatives of the Administrative Agent, upon reasonable notice to the Company (but no more frequently than monthly unless a Default or Event of Default shall have occurred and be continuing), to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, assets, condition (financial or otherwise) or the results of operation of such Assignor with appropriate officers and employees thereof and with their independent certified public accountants.

                  (d) RIGHT OF INSPECTION. The Administrative Agent and the representatives of any other Secured Creditor shall upon reasonable notice (made through the Administration Agent and no more frequently than quarterly unless a Default or Event of Default shall have occurred and be continuing) have full and free reasonable access to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, assets, condition (financial or otherwise) or the results of operation of the Company and its Subsidiaries with appropriate officers and employees thereof and with their independent certified public accountants with prior reasonable notice to, and coordination with, the chief financial officer or the treasurer of the Company, and the Company agrees to render to the Administrative Agent at the Company's cost and expense, and to the other Secured Creditors, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Creditors shall keep such information thereby obtained confidential to the extent set forth in subsection 12.6(f) of the Credit Agreement.

                  (e) COMPLIANCE WITH LAWS, ETC. Each Assignor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Assignor's business; PROVIDED that such Assignor may contest any Requirement of Law in any reasonable manner which shall not, in the reasonable opinion of the Administrative Agent, adversely affect the Secured Creditors' rights or the priority of their Liens on the Collateral.

                  (f) COMPLIANCE WITH TERMS OF CONTRACTS, ETC. Each Assignor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

                  (g) PAYMENT OF OBLIGATIONS. Each Assignor will pay promptly when due all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on such Assignor's books in accordance with GAAP.


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



                  (h) LIMITATION ON LIENS ON COLLATERAL. No Assignor will create, incur or permit to exist, and each Assignor will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will take all commercially reasonable actions to defend the right, title and interest of the Secured Creditors in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (i) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. No Assignor will sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for sales of assets permitted by the Credit Agreement. Concurrently with any such permitted disposition, the property acquired by a transferee in such disposition shall automatically be released from the security interest created by this Security Agreement (the "SECURITY INTEREST"). It is acknowledged and agreed that notwithstanding any release of property from the Security Interest in accordance with the foregoing provisions of this Section, the Security Interest shall in any event continue in the Proceeds of Collateral. The Administrative Agent shall promptly execute and deliver (and, when appropriate, shall cause any separate agent, co-agent or trustee to execute and deliver) any releases, instruments or documents reasonably requested by any Assignor to accomplish or confirm the release of Collateral provided by this Section. Any such release of Collateral provided by the Administrative Agent shall specifically describe that portion of the Collateral to be released, shall be expressed to be unconditional and shall be without recourse or warranty (other than a warranty that the Administrative Agent has not assigned its rights and interests to any other Person). Such Assignor shall pay all of the Administrative Agent's reasonable expenses in connection with any release of Collateral.

                  (j) LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF AGREEMENTS GIVING RISE TO ACCOUNTS. No Assignor will (i) amend, modify, terminate or waive any provision of any Contract, agreement or lease giving rise to an Account or License in any manner which could reasonably be expected to materially adversely affect the value of such Contract, Account or License as Collateral, except in a manner consistent with the ordinary and customary conduct of its business,
         (ii) fail to exercise promptly and diligently each and every material right which it may have under each material Contract, agreement or lease giving rise to an Account or License (other than any right of termination), except in a manner consistent with the ordinary and customary conduct of its business or (iii) fail to deliver to the Administrative Agent upon its reasonable request a copy of each material demand, notice or document received by it relating in any way to any material Contract, agreement or lease giving rise to an Account or License.

                  (k) LIMITATIONS ON DISCOUNTS, COMPROMISES, EXTENSIONS OF ACCOUNTS. Other than in the ordinary course of business as generally conducted by such Assignor over a period of time, no Assignor will grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (l) MAINTENANCE OF EQUIPMENT. Each Assignor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                  (m) FURTHER IDENTIFICATION OF COLLATERAL. Each Assignor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (n) NOTICES. Each Assignor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and
         (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                  (o) CHANGES IN LOCATIONS, NAME, ETC. No Assignor will (i) change the location of its chief executive office/chief place of business from that specified on Schedule V hereto or remove its books and records from the location specified on Schedule V hereto, (ii) remove any material amount of the Inventory or Equipment to, or keep any material amount of Inventory or Equipment at, a location other than those listed on Schedule IV hereto, or (iii) change its name (including the adoption of any new trade name), identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Security Agreement would become seriously misleading, unless it shall have provided at least 15 days prior written notice to the Administrative Agent of any such event and provide the Administrative Agent with the new location of its chief executive office/chief place of business and its books and records, the location of the Inventory and Equipment and the change in any Assignor's name, as the case may be. Any notice given pursuant to this


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

         Section 5(o) shall be deemed to amend Schedule IV hereto or Schedule V hereto, as the case may be. In connection with any actions permitted pursuant to clause (i) of this Section 5(o), the Administrative
         Agent shall be entitled to receive any legal opinions it reasonably requests as to the continued perfection of the security interest granted hereby in the Collateral, which opinions shall be deemed satisfactory to the Administrative Agent if substantially similar to the perfection opinions given by Gibson, Dunn & Crutcher LLP on the Closing Date.

                  (p) COPYRIGHTS. Each Assignor (i) will employ the Copyright for each material published work with such notice of copyright as may be required by law to secure copyright protection and (ii) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and:

                           (A) will not do any act, or omit to do any act,
                  whereby any material Copyright may become injected into the public domain;

                           (B) shall notify the Administrative Agent immediately
                  if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Assignor's ownership of any such Copyright or its validity;

                           (C) will take all necessary steps as it shall deem
                  appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by such Assignor including, without limitation, filing of applications for renewal, where necessary; and

                           (D) will promptly notify the Administrative Agent of
                  any material infringement of any material Copyright of such Assignor of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                  (q)      PATENTS AND TRADEMARKS.

                                  (i) Each Assignor (either itself or through
                  licensees) will, except with respect to any Trademark that such Assignor shall, after the exercise of reasonable business judgment, determine is of immaterial economic value to it or otherwise reasonably determines not to do so, (A) use reasonable efforts to continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within 45 days after such use or adoption the Administrative Agent, for the ratable benefit of the Secured Creditors shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                                 (ii) No Assignor will, except with respect to
                  any Patent that such Assignor shall, after the exercise of reasonable business judgment, determine is of immaterial economic value to it or otherwise reasonably determine so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                                (iii) Each Assignor will notify the
                  Administrative Agent immediately if it knows, or has reason to know, that any application relating to any Patent, or any application or registration relating to any Trademark may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Assignor's ownership of any

                  Patent or Trademark or its right to register the same or to keep and maintain the same.

                                 (iv) Whenever any Assignor, either by itself or
                  through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Assignor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Assignor shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Patent or Trademark and the goodwill and general intangibles of such Assignor relating thereto or represented thereby, and each Assignor hereby appoints and constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest and is irrevocable until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding.

                                  (v) Each Assignor, except with respect to any
                  Patent or Trademark such Assignor shall, after the exercise of reasonable business judgment, determine is of immaterial economic value to it or it otherwise reasonably determines not to so do and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

                                 (vi) In the event that any Patent or Trademark
                  included in the Collateral is infringed, misappropriated or diluted by a third party, such Assignor shall promptly notify the Administrative Agent after it learns thereof and shall, unless such Assignor shall, after the exercise of reasonable business judgment, determine that such Patent or Trademark is of immaterial economic value to such Assignor, which determination such Assignor shall promptly report to the Administrative Agent, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Assignor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                  6.  ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) POWERS. Each Assignor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Assignor and in the name of such Assignor or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Assignor hereby gives the Administrative Agent the power and right, on behalf of such Assignor, without notice to or assent by such Assignor, to do the following:

                               (i) in the name of such Assignor or its own name,
                  or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral whenever payable;

                              (ii) to pay or discharge taxes and Liens levied or
                  placed on or threatened against the Collateral, PROVIDED that if such taxes are being contested in good faith and by appropriate proceedings, the Administrative Agent will consult with such Assignor before making any such payment; and

                             (iii) (A) to direct any party liable for any
                  payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Assignor with respect to any Collateral;
                  (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and such Assignor's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Creditors' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as such Assignor might do.

Each Assignor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) OTHER POWERS. (i) Each Assignor also authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any indorsement, assignments or other instruments of conveyance or transfer with respect to the Collateral and (ii) pursuant to Section 9-402 of the Code, each Assignor authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of such Assignor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  (c) NO DUTY ON AGENTS' OR SECURED CREDITORS' PART. The powers conferred on the Co-Arrangers and the Lenders hereunder are solely to protect the Secured Creditors' interests in the Collateral and shall not impose any duty upon any Secured Creditor to exercise any such powers. The Secured Creditors shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Assignor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

                  7. PERFORMANCE BY ADMINISTRATIVE AGENT OF ANY ASSIGNOR'S OBLIGATIONS. If any Assignor fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to 2% plus the Alternate Base Rate, shall be payable by such Assignor to the Administrative Agent on demand and shall constitute Obligations secured hereby; PROVIDED that the Administrative Agent shall in any event first have given such Assignor written notice of its intent to do the same and such Assignor shall not have, within 30 days of such notice (or such shorter period as the Administrative Agent may reasonably determine is necessary in order to preserve the benefits of this Security Agreement with respect to any material portion of the Collateral), paid such claim or obtained to the Administrative Agent's satisfaction the release of the claim or Lien to which such notice relates.

                  8. REMEDIES. (a) If an Event of Default shall occur and be continuing, the Administrative Agent on behalf of the other Secured Creditors may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon such Assignor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the any Secured Creditor or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in such Assignor, which right or equity is hereby waived and released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Creditors hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent:

                  (i) first, to any amounts owing to the Administrative Agent or the Co-Arrangers in their capacities as such;

                  (ii) second, to the payment of an amount equal to the outstanding Primary Obligations to the Secured Creditors as provided in paragraph (e) below, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) to the payment of an amount equal to the outstanding Secondary Obligations to the Secured Creditors as provided in paragraph (e) below, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), after the payment of any other amounts required by any provision of law, including without limitation, Section 9-504(1)(c) of the Code, and following the termination of this Agreement pursuant to Section 23 hereof, the Administrative Agent shall account for the surplus, if any, to the relevant Pledgor.

                  (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all L/C Obligations, and all related fees, and guarantees thereof, and
(ii) in the case of the Other Obligations, all amounts due under the Interest
Rate

Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities), and guarantees thereof, and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 8 only) (i) first, to their Primary Obligations (with the amount to be applied by any Secured Creditor to its Primary Obligations to be applied (x) first, to interest and (y) second, to any other Primary Obligations) and (ii) second, to their Secondary Obligations.

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Agents and the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and unpaid drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Agents and the Lenders, as cash security for the repayment of Obligations owing to the Agents and the Lenders as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Agents and the Lenders after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be distributed in accordance with subsection 8(a) hereof.

                  (e) Except as set forth in subsection 8(c) hereof, all payments required to be made to the Agents and the Lenders hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Agents and the Lenders and all payments required to be made to the Other Creditors hereunder shall be made directly to the respective Other Creditor.

                  (f) For purposes of applying payments received in accordance with this Section 8, the Administrative Agent shall be entitled to rely upon the Other Creditors for a determination (which each Other Creditor agrees (or shall agree) to provide upon request of the Administrative Agent) of the outstanding Obligations owed to the Other Creditors. Unless it has actual knowledge (including by way of written notice from any other Agent, any Lender or an Other Creditor) to the contrary, the Administrative Agent shall be entitled to assume that (x) no Secondary Obligations are owing to any other Agent, any Lender or Other Creditor and (y) no Interest Rate Agreement or Other Obligations in respect thereof, are in existence.

                  (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the

Collateral and the aggregate amount of the sums referred to in clause (a) of this Section 8.

                  (h) To the extent permitted by applicable law, each Assignor waives all claims, damages and demands it may acquire against any Secured Creditor arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of such Secured Creditor. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Such Assignor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by any Secured Creditor to collect such deficiency.

                  9. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. Each Assignor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against any Assignor, and without notice to or further assent by such Assignor, any demand for payment of any of the Obligations made by any Secured Creditor may be rescinded by any Secured Creditor, and any of the Obligations continued, and the Obligations, or the liability of each Assignor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by any Secured Creditor, and the Credit Agreement, the Notes, the other Credit Documents, any Interest Rate Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Administrative Agent, the Co-Arrangers (subject to subsection 12.16 of the Credit Agreement), the Issuing Lender, any Lender or any Other Creditor may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Secured Creditors shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto. Each Assignor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Secured Creditors upon this Security Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement; and all dealings between any Assignor and the Administrative Agent, any other Agent, the Issuing Lender or any Lender, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security Agreement. Each Assignor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Assignor with respect to the Obligations.

                  10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Creditor nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Assignor or otherwise.

                  11. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Security Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection
11.3 of the Credit Agreement.

                  12. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  14. SECTION HEADINGS. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  15. NO WAIVER; CUMULATIVE REMEDIES. No Secured Creditor shall by any act (except by a written instrument pursuant to Section 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Creditor any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which any Secured Creditor would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  16. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Security Agreement represents the entire agreement of each Assignor with respect to the subject matter hereof, except as otherwise set forth in the Credit Agreement, and there are no promises or representations by any Secured Creditor relative to the subject matter hereof not reflected herein or in the other Credit Documents. In the event of a conflict among the Credit Documents, the Credit Agreement shall control. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company, each Assignor, and the Administrative Agent (with the consent of either (x) the Required Lenders or, to the extent required by subsection 12.1 of the Credit Agreement, the Supermajority Lenders or all of the Lenders, at all times prior to the time on which all Credit Agreement Obligations have been paid in full or
(y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Agreement Obligations have been paid in full); PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (x) the Agents and the Lenders as holders of the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Agreements; PROVIDED that any provision of this Security Agreement may be waived by the Administrative Agent in a written letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Security Agreement shall be binding upon the successors and assigns of each Assignor and shall inure to the benefit of the Administrative Agent, the other Agents and the Lenders and their respective successors and assigns. Subject to the representation set forth in subsection 4(j) hereof, the inclusion of copyrights, trademarks, patents or licenses thereto on Schedules I, II and III to the Company Security Agreement and the Subsidiary Security Agreement and Schedule
6.16 to the Credit Agreement shall not constitute a representation by the Company or any of its Subsidiaries that any such particular copyright, trademark, patent or license thereto is material. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  17. NOTICES. All notices, requests and demands to or upon each Assignor or any Secured to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party (including any addresses for copies) on Schedule I to the Subsidiary Guarantee.

                  18. COUNTERPARTS. This Security Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  19. AUTHORITY OF ADMINISTRATIVE AGENT. Each Assignor acknowledges that the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Administrative Agent, the other Agents and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Assignor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Creditors with full and valid authority so to act or refrain from acting, and such Assignor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  20. RELEASES. The Secured Creditors agree to cooperate with each Assignor with respect to any sale permitted by subsection 9.5 of the Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 9.5 of the Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

                  21. TERMINATION; RELEASE. (a) This Security Agreement (other than with respect to any cash collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments have been terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to each Assignor, or to such person or persons as such Assignor shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than with respect to any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any Person) and at the expense of each Assignor.

                  (b) In the event that any part of the Collateral is sold (except to Holdings or any of its Subsidiaries) in connection with a sale permitted by subsection 9.5 of the Credit Agreement or otherwise released at the direction of the Required Lenders (or all Lenders if required by subsection 12.1 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of subsection 5.4 of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Administrative Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement and will promptly execute and deliver to such Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the release of such Collateral pursuant to this Agreement.

                  (c) At any time that an Assignor desires that the Administrative Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing subsection 21(a) or (b), as the case may be, it shall deliver to the Administrative Agent, if requested by the Administrative Agent, a certificate signed by an executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such subsection 21(a) or (b), as the case may be.

                  22. ADDITIONAL ASSIGNORS. It is understood and agreed that any Subsidiary of the Company that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                  IN WITNESS WHEREOF, each Assignor and the Administrative Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                       ARDEE INVESTMENT CO., INC.
                                       KENTUCKY LADDER COMPANY
                                       OLYMPUS PROPERTIES, INC.
                                       PHOENIX MANAGEMENT SERVICES, INC.
                                       R.D. ARIZONA LADDER CORP. (D/B/A.R.D.
                                       WERNER CO., INC.- ARIZONA)
                                       WERNER CO.
                                       WERNER FINANCIAL INC.
                                       WERNER MANAGEMENT CO.
                                       WIP TECHNOLOGIES, INC.



                                       By:_____________________________
                                          Title:

                                                                 Schedule I to
                                                             Security Agreement



                        COPYRIGHTS AND COPYRIGHT LICENSES



                   [SEE SCHEDULE 6.16 TO THE CREDIT AGREEMENT]

                                                                  Schedule II to
                                                              Security Agreement



                           Patents And Patent Licenses
                           ---------------------------



                   [SEE SCHEDULE 6.16 TO THE CREDIT AGREEMENT]

                                                                 Schedule III to
                                                              Security Agreement
                                                              ------------------



                        TRADEMARKS AND TRADEMARK LICENSES



                   [SEE SCHEDULE 6.16 TO THE CREDIT AGREEMENT]

                                                                  Schedule IV to
                                                              Security Agreement
                                                              ------------------



                 Locations Of Inventory And Equipment Locations
                 ----------------------------------------------

                                                                   Schedule V to
                                                              Security Agreement
                                                              ------------------



                             Addresses Of Assignors
                             ----------------------

[Name of Assignor]
[Address]
Attention:
Telecopy:  (412) ___-____


With a copy to:

Werner Holding Co. (DE), Inc.
93 Werner Road
Greenville, PA  16125-9499
Attention:  Eric J. Werner, General Counsel
Telecopy:  (412) 588-0618


With a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY  10166
Attention:  Janet Vance, Esq.
Telecopy:  (212) 351-4035

                                                                  EXHIBIT G-1 TO
                                                                CREDIT AGREEMENT
                                                                ----------------



                                     FORM OF
                               HOLDINGS GUARANTEE
                               ------------------



                  HOLDINGS GUARANTEE, dated as of November 24, 1997, made by WERNER HOLDING CO. (PA), INC., a Pennsylvania corporation (the "GUARANTOR"), in favor of BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Agents and for the banks and other financial institutions (the "LENDERS") that are parties to the Credit Agreement (as hereafter defined) and for the benefit of the other Guaranteed Creditors referred to below.


                              W I T N E S S E T H :
                              ---------------------

                  WHEREAS, Werner Holding Co. (DE), Inc. (the "COMPANY"), is a party to a Credit Agreement, dated as of the date hereof, with the lenders from time to time party thereto (the "LENDERS"), Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co- Arranger, The Chase Manhattan Bank, as Documentation Agent and Goldman Sachs Credit Partners L.P., as Co-Agent (together with the Administrative Agent, Syndication Agent and Documentation Agent, the "AGENTS") (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders severally agreed to make certain extensions of credit to the Company;

                  WHEREAS, the Guarantor owns directly all of the issued and outstanding Capital Stock of the Company;

                  WHEREAS, the proceeds of the extensions of credit will be used in part to enable the Company to make valuable transfers (as determined as provided herein) to the Guarantor;

                  WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit; and

                  WHEREAS, under the Credit Agreement, the obligation of the Lenders to make the extensions of credit to the Company on and after the date hereof is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guarantee;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective extensions of credit to the Company under the Credit Agreement, the Guarantor hereby agrees with and for the benefit of the Administrative Agent and the Guaranteed Creditors as follows:

                  1. DEFINED TERMS. As used in this Guarantee, terms defined in the Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following term shall have the following meaning:

                  "Affiliate Loan" shall mean any loan of cash made to the Guarantor by one or more of its Affiliates (for this purpose, excluding as an Affiliate any Subsidiary of the Guarantor), provided that each such Affiliate Loan (i) shall be unsecured and shall not be guaranteed by any Subsidiary of the Guarantor, (ii) shall provide that interest may be deferred, paid-in-kind or otherwise added to the principal amount thereof, in each case so that no payment default will exist as a result of a non-payment of interest prior to the date which occurs 6 months after the then stated final maturity of the last maturing Loans pursuant to the Credit Agreement, and (iii) shall have a final maturity date which occurs at least 6 months after the then stated final maturity date of the last maturing Loans pursuant to the Credit Agreement and shall not have any required amortizations or sinking fund payments prior thereto.

                  "OBLIGATIONS" (i) shall mean the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the each of the Agents, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agents, the Issuing Lender or the Lenders that are required to be paid by the Company or the Guarantor pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates (each such Lender or Affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or Affiliate's successors and assigns, collectively, the "Other Creditors" and, together with the Administrative Agent, the Agents and the Lenders, the "Guaranteed Creditors") under or in respect of any Interest Rate Agreement.

                  2. GUARANTEE. (a) The Guarantor hereby unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Guaranteed Creditors and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by any Agent, the Issuing Lender or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

                  (b) No payment or payments made by any of the Company, the Guarantor, any other guarantor or any other Person or received or collected by any Agent or any Lender from the Company, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

                  (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to any Agent or any Guaranteed Creditor on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

                  3. RIGHT OF SET-OFF. Upon the occurrence of any Event of Default under any Credit Document, the Guarantor hereby irrevocably authorizes each Guaranteed Creditor at any time and from time to time without notice to the Guarantor or any other guarantor, any such notice being expressly waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Creditor to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Guaranteed Creditor may elect, against and on account of the obligations and liabilities of the Guarantor to such Guaranteed Creditor hereunder or under the Credit Agreement, the Notes, or the other Credit Documents, as such Guaranteed Creditor may elect, whether or not any Agent or any Guaranteed Creditor has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Guaranteed Creditor agrees to notify the Guarantor promptly of any such set-off and the application made by such Guaranteed Creditor, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Guaranteed Creditor under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guaranteed Creditor may have.

                  4. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Guaranteed Creditor, the Guarantor shall not be entitled to be subrogated to any of the rights of any Agent or any Guaranteed Creditor against the Company or any collateral security or guarantee or right of offset held by any Guaranteed Creditor for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantor are hereby waived until all amounts owing to each of the Agents and the Guaranteed Creditors by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

                  5. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by any Agent, the Issuing Lender or any Guaranteed Creditor may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Agent, the Issuing Lender or any Guaranteed Creditor and the Credit Agreement, the Notes, the other Credit Documents, any Letter of Credit, any Interest Rate Agreement and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Co-Arrangers (subject to subsection 12.16 of the Credit Agreement), the Issuing Lender, any Lender or any Other Creditor may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Agent or any Guaranteed Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Agents nor any Guaranteed Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, any Agent or any Guaranteed Creditor may, but shall be under no obligation to, make a similar demand on any other guarantor, and any failure by any Agent or any Guaranteed Creditor to make any such demand or to collect any payments from any such other guarantor or any release of any such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Agent or any Guaranteed Creditor against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  6. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by each of the Agents, the Issuing Lender or any Guaranteed Creditor upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or the Guarantor and any Agent, the Issuing Lender or any Guaranteed Creditor shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Credit Document, the Letters of Credit, any Interest Rate Agreements, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Agent, the Issuing Lender or any Guaranteed Creditor, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, the Guarantor or any other Person against any Agent, the Issuing Lender or any Guaranteed Creditor, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Company for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, any Agent and/or any Guaranteed Creditor may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Agent or any Guaranteed Creditor to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or any Guaranteed Creditor against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agents and the Guaranteed Creditors, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Obligations.

                  7. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by any Agent or any Guaranteed Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  8. PAYMENTS. The Guarantor hereby guarantees that payments hereunder will be paid in Dollars to the Administrative Agent without set-off or counterclaim on the same basis as payments are made by the Company under subsection 5.9(b) of the Credit Agreement, at the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, U.S.A. or at such other office as the Administrative Agent may notify to the Guarantor in accordance with Section 15.

                  9. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:

                  (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole;

                  (b) it is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct or proposed conduct of its business requires such qualification and is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a material adverse effect on its business, assets, condition (financial or otherwise) or results of operations or on its ability to perform its obligations under this Guarantee or the other Credit Documents to which it is a party;

                  (c) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which the Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which it is a party;

                  (d) it (x) owns 100% of the issued and outstanding shares of all classes of Capital Stock of the Company, except, if this representation is being made at any time after the Closing Date, for shares of common stock of the Company issued to Persons other than the Guarantor pursuant to any IPO occurring after the Closing Date, as permitted by subsection 9.18 of the Credit Agreement, and (y) has no other Subsidiaries (other than Subsidiaries of the Company);

                  (e) no consent, license, permit, approval or authorization of, or filing with, or notice or report to, or registration, filing or declaration with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability by or against the Guarantor of this Guarantee and the other Credit Documents to which the Guarantor is a party;

                  (f) this Guarantee and the other Credit Documents to which the Guarantor is a party have been duly executed and delivered on behalf of the Guarantor and each of this Guarantee and the other Credit Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the

         Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (g) the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party do not and will not violate any Requirement of Law or any material Contractual Obligation of the Guarantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation other than the Liens created by the Holdings/Subsidiary Pledge Agreement;

                  (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or the other Credit Documents to which the Guarantor is a party or any of the transactions contemplated hereby or thereby or (ii) which could have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Guarantor and the Guarantor's Subsidiaries taken as a whole or on the ability of any Guarantor to perform its obligations under this Guarantee or the other Credit Documents to which it is a party; and

                  (i) the Guarantor has filed or caused to be filed all material tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books).

                  (j) the Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

                  10. COVENANTS. The Guarantor hereby covenants and agrees with the Agents and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and no Letter of Credit is outstanding:

                  (a) the Guarantor shall engage in no business or activities, other than holding the Capital Stock of the Company, and activities incidental thereto;

                  (b) the Guarantor shall not create, incur, assume or suffer to exist any Indebtedness, other than Affiliate Loans incurred by the Guarantor in an aggregate principal amount not to exceed the amount of cash actually loaned to the Guarantor from the respective Affiliate or Affiliates extending such loans; and

                  (c) Holdings shall at all times own 100% of the outstanding capital stock of the Company, except for any shares of common stock of the Company issued to Persons other than Holdings pursuant to an IPO, in each case as permitted by subsection 9.18 of the Credit Agreement.

                  11. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  12. PARAGRAPH HEADINGS. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  13. NO WAIVER; CUMULATIVE REMEDIES. None of the Agents, the Issuing Lender nor any Guaranteed Creditor shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Credit Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Agent or any Guaranteed Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Agent or any Guaranteed Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Agent or such Guaranteed Creditor would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  14. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Guarantee represents the entire agreement of the Guarantor with respect to the subject matter hereof, except as otherwise set forth in the Credit Agreement, and there are no promises or representations by any Agent or any Guaranteed Creditor relative to the subject matter hereof not reflected herein or in the
                                      -9-
other Credit Documents. In the event of a conflict among the Credit Documents and the Credit Agreement, the Credit Agreement shall control. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent (in each case with the consents required by subsection
12.1 of the Credit Agreement), PROVIDED that any provision of this Guarantee may be waived by the Agents and the Guaranteed Creditors in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent (in each case with the consents required by subsection
12.1 of the Credit Agreement). This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agents and the Guaranteed Creditors and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  15. NOTICES. All notices, requests and demands to or upon the Guarantor or any Agent or any Guaranteed Creditor to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement or Schedule I hereto, as the case may be, or to such other address as may be hereafter notified to the parties hereto.

                  16. COUNTERPARTS. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  17. AUTHORITY OF ADMINISTRATIVE AGENT. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent, the other Agents and the Guaranteed Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Guaranteed Creditors with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  18. SUBMISSION TO JURISDICTION; WAIVERS. (a) The Guarantor hereby irrevocably and unconditionally:

                       1. submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Credit Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                       2. consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                       3. agrees that service of process in any such action or proceeding may be affected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth on Schedule I hereto or at such other address of which the Administrative Agent shall have been notified pursuant to paragraph 15; and

                       4. agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in other jurisdiction.

                  (b) The Guarantor and the Administrative Agent, on behalf of itself and the Guaranteed Creditors, hereby unconditionally waive trial by jury in any legal action or proceeding referred to in paragraph (a) above.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        WERNER HOLDING CO. (PA), INC.


                                        By:_________________________________
                                        Title:




Accepted and agreed to:


BANKERS TRUST COMPANY, as
Administrative Agent


By:_______________________________
   Name:
   Title:

                                                                   SCHEDULE I to
                                                              Holdings Guarantee
                                                              ------------------


                              ADDRESS OF GUARANTOR
                              --------------------


Werner Holding Co. (PA), Inc.
93 Werner Road
Greenville, PA  16125
Attention:  Eric J. Werner, Esq.
Telecopy:  (412) 588-0618


with a copy to:

Werner Holding Co. (DE), Inc.
93 Werner Road
Greenville, PA  16125
Attention:  Eric J. Werner, Esq.
Telecopy:  (412) 588-0618


with a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY  10166
Attention:  Janet Vance, Esq.
Telecopy:  (212) 351-4035

                                                                  EXHIBIT G-2 TO
                                                                CREDIT AGREEMENT
                                                                ----------------



                                     FORM OF
                              SUBSIDIARY GUARANTEE
                              --------------------



                  SUBSIDIARY GUARANTEE, dated as of November 24, 1997, made by each of the corporations that are signatories hereto (the "GUARANTORS"), in favor of BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Agents and for the banks and other financial institutions (the "LENDERS") that are parties to the Credit Agreement (as hereafter defined) and for the benefit of the other Guaranteed Creditors referred to below.


                              W I T N E S S E T H :
                              ---------------------

                  WHEREAS, Werner Holding Co. (DE), Inc. (the "COMPANY"), is party to a Credit Agreement, dated as of the date hereof, with the lenders from time to time party thereto (the "LENDERS"), Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent and Goldman Sachs Credit Partners L.P., as Co-Agent (together with the Administrative Agent, Syndication Agent and Documentation Agent, the "AGENTS") (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders severally agreed to make certain extensions of credit to the Company;

                  WHEREAS, the Company owns directly or indirectly all of the issued and outstanding Capital Stock of each Guarantor;

                  WHEREAS, the proceeds of the extensions of credit will be used in part to enable the Company to make valuable transfers (as determined as provided herein) to each Guarantor in connection with the operation of its respective business;

                  WHEREAS, the Company and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit; and

                  WHEREAS, under the Credit Agreement, the obligation of the Lenders to make the extensions of credit to the Company on and after the date hereof is conditioned upon, among other things, the execution and delivery by the Guarantors of this Guarantee;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective extensions of credit to the Company under the Credit Agreement, the Guarantors hereby agree with and for the benefit of the Administrative Agent and the Guaranteed Creditors as follows:

                  1. DEFINED TERMS. As used in this Guarantee, terms defined in the Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following term shall have the following meaning:

                  "OBLIGATIONS" (i) shall mean the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the each of the Agents, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agents, the Issuing Lender or the Lenders that are required to be paid by the Company or the Guarantors pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates (each such Lender or Affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or Affiliate's successors and assigns, collectively, the "Other Creditors" and, together with the Administrative Agent, the Agents and the Lenders, the "Guaranteed Creditors") under or in respect of any Interest Rate Agreement.

                  2. GUARANTEE. (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Guaranteed Creditors and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and each of the Guarantors further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by any Agent, the Issuing Lender or any Guaranteed Creditor in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee.

                  (b) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights of any Agent or any Guaranteed Creditor hereunder.

                  (d) No payment or payments made by any of the Company, the Guarantors, any other guarantor or any other Person or received or collected by any Agent or any Guaranteed Creditor from the Company, the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

                  (e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to any Agent or any Guaranteed Creditor on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

                  3. RIGHT OF SET-OFF. Upon the occurrence of any Event of Default under any Credit Document, each Guarantor hereby irrevocably authorizes each Guaranteed Creditor at any time and from time to time without notice to such Guarantor or any other guarantor, any such notice being expressly waived by each Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Creditor to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Guaranteed Creditor may elect, against and on account of the obligations and liabilities of such Guarantor to such Guaranteed Creditor hereunder or under the Credit Agreement, the Notes, or the other Credit Documents, as such Guaranteed Creditor may elect, whether or not any Agent or any Guaranteed Creditor has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Guaranteed Creditor agrees to notify such Guarantor promptly of any such set-off and the application made by such Guaranteed Creditor, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Guaranteed Creditor under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guaranteed Creditor may have.

                  4. NO SUBROGATION. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Guaranteed Creditor, no Guarantor shall be entitled to be subrogated to any of the rights of any Agent or any Guaranteed Creditor against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by any Guaranteed Creditor for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantors are hereby waived until all amounts owing to each of the Agents and the Guaranteed Creditors by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

                  5. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Agent, the Issuing Lender or any Guaranteed Creditor may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Agent, the Issuing Lender or any Guaranteed Creditor and the Credit Agreement, the Notes, the other Credit Documents, any Letter of Credit, any Interest Rate Agreement and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Co-Arrangers (subject to subsection 12.16 of the Credit Agreement), the Issuing Lender, any Lender or any Other Creditor may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Agent or any Guaranteed Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Agents nor any Guaranteed Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any particular Guarantor, any Agent or any Guaranteed Creditor may, but shall be under no obligation to, make a similar demand on any other Guarantor or guarantor, and any failure by any Agent or any Lender to make any such demand or to collect any payments from any such other Guarantor or guarantor or any release of any such other Guarantor or guarantor shall not relieve such Guarantor in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Agent or any Guaranteed Creditor against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  6. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by each of the Agents, the Issuing Lender or any Guaranteed Creditor upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or any of the Guarantors and any Agent, the Issuing Lender or any Guaranteed Creditor shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Credit Document, the Letters of Credit, any Interest Rate Agreements, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Agent, the Issuing Lender or any Guaranteed Creditor, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, any of the Guarantors or any other Person against any Agent, the Issuing Lender or any Guaranteed Creditor, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Company for the Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, any Agent and/or any Guaranteed Creditor may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Agent or any Guaranteed Creditor to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or any Guaranteed Creditor against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agents and the Guaranteed Creditors, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Obligations.

                  7. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by any Agent or any Guaranteed Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or of any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  8. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid in Dollars to the Administrative Agent without set-off or counterclaim on the same basis as payments are made by the Company under subsection 5.9(b) of the Credit Agreement, at the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, U.S.A. or at such other office as the Administrative Agent may notify to the Guarantor in accordance with Section 15.

                  9. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that:

                  (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole;

                  (b) it is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct or proposed conduct of its business requires such qualification and is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a material adverse effect on its business, assets, condition (financial or otherwise) or results of operations or on its ability to perform its obligations under this Guarantee or the other Credit Documents to which it is a party;

                  (c) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which such Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Credit Documents to which such Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which it is a party;

                  (d)      it is a Subsidiary of the Company;

                  (e) no consent, license, permit, approval or authorization of, or filing with, or notice or report to, or registration, filing or declaration with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of any Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability by or against any Guarantor of this Guarantee and the other Credit Documents to which each Guarantor is a party;

                  (f) this Guarantee and the other Credit Documents to which each Guarantor is a party have been duly executed and delivered on behalf of such Guarantor and each of this Guarantee and the other Credit Documents to which each Guarantor is a party constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (g) the execution, delivery and performance of this Guarantee and the other Credit Documents to which each Guarantor is a party do not and will not violate any Requirement of Law or any material Contractual Obligation of such Guarantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation other than the Liens created by the Holdings/Subsidiary Pledge Agreement and Subsidiary Security Agreement;

                  (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues of any Guarantor (i) with respect to this Guarantee or the other Credit Documents to which such Guarantor is a party or any of the transactions contemplated hereby or thereby or (ii) which could have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of any Guarantor and any such Guarantor's Subsidiaries taken as a whole or on the ability of any Guarantor to perform its obligations under this Guarantee or the other Credit Documents to which it is a party; and

                  (i) each Guarantor has filed or caused to be filed all material tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books).

                  (j) Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by each Guarantor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

                  10. COVENANTS. Each Guarantor hereby covenants and agrees with the Agents and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and no Letter of Credit is outstanding, each Guarantor will comply with provisions of Sections 8 and 9 of the Credit Agreement to the extent such provisions apply to such Guarantors.

                  11. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  12. PARAGRAPH HEADINGS. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  13. NO WAIVER; CUMULATIVE REMEDIES. None of the agents, the Issuing Lender nor any Guaranteed Creditor shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Credit Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Agent or any Guaranteed Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Agent or any Guaranteed Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Agent or such Guaranteed Creditor would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  14. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Guarantee represents the entire agreement of each Guarantor with respect to the subject matter hereof, except as otherwise set forth in the Credit Agreement, and there are no promises or representations by any Agent or any Guaranteed Creditor relative to the subject matter hereof not reflected herein or in the other Credit Documents. In the event of a conflict among the Credit Documents and the Credit Agreement, the Credit Agreement shall control. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent (in each case with the consents required by subsection 12.1 of the Credit Agreement), PROVIDED that (x) any provision of this Guarantee may be waived by the Agents and the Guaranteed Creditors in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent (in each case with the consents required by subsection 12.1 of the Credit Agreement) and (y) any Subsidiary of the Company that is required to become a Guarantor may execute a counterpart of this Guarantee after the date hereof in accordance with the requirements of the Credit Agreement and upon such execution (and without any consent or action by any other Guarantor), such Subsidiary shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering same to the Administrative Agent.. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agents and the Guaranteed Creditors and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  15. NOTICES. All notices, requests and demands to or upon each Guarantor or any Agent or any Guaranteed Creditor to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement or Schedule I hereto, as the case may be, or to such other address as may be hereafter notified to the parties hereto.

                  16. COUNTERPARTS. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  17. AUTHORITY OF ADMINISTRATIVE AGENT. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent, the other Agents and the Guaranteed Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Guaranteed Creditors with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  18. SUBMISSION TO JURISDICTION; WAIVERS. (a) Each Guarantor hereby irrevocably and unconditionally:

                       1. submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Credit Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                       2. consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                       3. agrees that service of process in any such action or proceeding may be affected by mailing a copy thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth on Schedule I hereto or at such other address of which the Administrative Agent shall have been notified pursuant to paragraph 15; and

                       4. agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in other jurisdiction.

                  (b) Each Guarantor and the Administrative Agent, on behalf of itself and the Guaranteed Creditors, hereby unconditionally waive trial by jury in any legal action or proceeding referred to in paragraph (a) above.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        ARDEE INVESTMENT CO., INC
                                        KENTUCKY LADDER COMPANY
                                        OLYMPUS PROPERTIES, INC.
                                        PHOENIX MANAGEMENT SERVICES, INC.
                                        R.D. ARIZONA LADDER CORP. (D/B/A/ R.D.
                                        WERNER CO., INC.- ARIZONA)
                                        WERNER CO.
                                        WERNER FINANCIAL INC.
                                        WERNER MANAGEMENT CO.
                                        WIP TECHNOLOGIES, INC.


                                        By:_________________________________
                                           Title:

                                                                   SCHEDULE I to
                                                            Subsidiary Guarantee
                                                            --------------------


                             Addresses Of Guarantors
                             -----------------------


[Name of Guarantor]
[Address]
Attention:
Telecopy:


with a copy to:

Werner Holding Co. (DE), Inc.
93 Werner Road
Greenville, PA  16125
Attention:  Eric J. Werner, Esq.
Telecopy:  (412) 588-0618


with a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY  10166
Attention:  Janet Vance, Esq.
Telecopy:  (212) 351-4035

                                                                       EXHIBIT C
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------



                       FORM OF RECEIVABLES FINANCING NOTE


$__________                                                  New York, New York
                                                              November 24, 1997


                  FOR VALUE RECEIVED, the undersigned, WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of ________________ (the "LENDER") on the Receivables Financing Termination Date, as defined in the Credit Agreement referred to below, at the office of Bankers Trust Company, located at 130 Liberty Street, New York, New York 10006, in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a) _______________ DOLLARS ($__________) and (b) the aggregate unpaid principal amount of all Receivables Financing Loans made by the Lender to the Company pursuant to subsection 4.1 of the Credit Agreement defined below. The Company further agrees to pay interest in like money at such office on the unpaid principal amount thereof from time to time from the date hereof at the rates, and on the dates, specified in such Credit Agreement. The holder of this Note is authorized to record the Borrowing Date, Type and amount of each Receivables Financing Loan made by the Lender pursuant to subsection 4.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to subsection 5.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof (or on a continuation thereof which shall be attached hereto and made a part hereof) and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded; PROVIDED that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

                  This Note is one of the Receivables Financing Notes referred to in the Credit Agreement, dated as of November 24, 1997, among the Company, the lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs

Credit Partners L.P., as Co-Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), is subject to the provisions thereof, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein.

                  This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned hereby agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH
THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                        WERNER HOLDING CO. (DE), INC.



                                        By:
                                           -----------------------------------
                                           Title:

                                       Schedule A to
                                                      Receivables Financing Note

                            ALTERNATE BASE RATE LOANS
                   AND REPAYMENTS OF ALTERNATE BASE RATE LOANS



                                                                                            Unpaid Principal
               Amount of        Amount Converted                         Amount Converted   Balance of
               Alternate Base   to Alternate Base     Amount of          to Eurodollar      Alternate Base       Notation Made
Date           Rate Loans       Rate Loans            Principal Repaid   Loans              Rate Loans           By
------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------
------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

------------   ---------------- --------------------- -----------------  -----------------  ------------------   --------------

                                                                   Schedule B to
                                                      Receivables Financing Note
                                                      --------------------------

                                EURODOLLAR LOANS
                       AND REPAYMENTS OF EURODOLLAR LOANS
                       ----------------------------------


                              Amount        Interest Period                 Amount
                 Amount of    Converted to  and Eurodollar      Amount of   Converted to    Unpaid Principal
                 Eurodollar   Eurodollar    Rate with           Principal   Alternate Base  Balance of            Notation
Date             Loans        Loans         Respect Thereto     Repaid      Rate Loans      Eurodollar Loans      Made By
--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------
--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

--------------   ------------ ------------  ------------------  ----------- --------------  --------------------- ---------

                                                                  EXHIBIT M TO
                                                               CREDIT AGREEMENT
                                                               ----------------



                 FORM OF BORROWING BASE CERTIFICATE AS OF [DATE]



To: The Lenders party to the Credit Agreement, dated as of November 24, 1997, among Werner Holding
         Co. (DE), Inc., the Lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill
         Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (such Credit
         Agreement, as in effect on the date of this Certificate, being herein called the "CREDIT AGREEMENT"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

1.       ACCOUNTS RECEIVABLE                                                               AMOUNT

         Total face amount of the receivables of the Company and the
             Wholly-Owned Subsidiary Guarantors which conform to the
             representations and warranties with respect to receivables contained in the Security Agreements (including, without
             limitation, that the Administrative Agent shall have and maintain a first priority perfected security interest in all such receivables)
                                                                                          $_________

         Less:

         Returns, discounts, claims, credits and allowances
             of any nature (whether issued, owing, granted or
             outstanding)
                                                                                         ($_________)
         Reserves taken by the Company or its respective
             Subsidiary with respect to the receivables


                                                                                         ($________)



         Bill and hold (deferred shipment) transactions and
             progress billings                                                           ($________)

         Contracts or sales to any Affiliate                                             ($________)

         All receivables which have not been paid in full within 120 days after the invoice date thereof or which have been disputed by the account
             debtor                                                                      ($________)

         Receivables of any account debtor of which 15% or more of the aggregate outstanding receivables of such account debtor owed to the Company and Wholly-Owned Subsidiary Guarantors would be excluded pursuant
             to the preceding item                                                       ($________)

         Receivables of account debtors residing or located
             outside the United States                                                   ($________)

         Receivables of any account debtor with respect to which any action or event of the types described in subsection 10(f) of the Credit
             Agreement has occurred                                                      ($________)

         To  the extent that the receivables of any account debtor exceed 10%
             (or, in the case of a Qualified Account Debtor, 25%) of the total outstanding receivables of all account debtors owed to the Company and Wholly-Owned Subsidiary Guarantors, all receivables of such
             account debtor in excess of such 10% (or 25%)                               ($________)

         Receivables with respect to which the Administrative Agent does not
             have a valid, first priority and perfected security interest                ($________)

         Receivables subject to a Lien (other than (x) Liens granted to the
             Administrative Agent as contemplated under the Credit Agreement and
             (y) so long as the Administrative Agent maintains a first priority perfected security interest in such receivables, junior liens that are Permitted Liens as described in clauses (a) and (b) of
             subsection 9.2 of the Credit Agreement)                                     ($________)


2.       Eligible Receivables
         (Net Amount of No. )                                                            ($________)

3.       Borrowing Base (80% of Eligible Receivables)                                    $________

4.       Outstanding Principal Amount of Receivables
             Financing Loans                                                             $________

5.       Borrowing Base Surplus (Deficiency)
         (No. 3 minus No. 4)                                                             $________

             The undersigned hereby certifies on behalf of the Company and not in his or her individual capacity that all of the information provided above is true and correct as of the date first above written.


         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this ____ day of ___________, ____.


                                      WERNER HOLDING CO. (DE), INC.


                                      By_______________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT B
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------



                          FORM OF REVOLVING CREDIT NOTE


$__________                                                  New York, New York
                                                              November 24, 1997


                  FOR VALUE RECEIVED, the undersigned, WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of ________________ (the "LENDER") on the Revolving Credit Termination Date, as defined in the Credit Agreement referred to below, at the office of Bankers Trust Company, located at 130 Liberty St., New York, New York 10006, in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a) _______________ DOLLARS ($__________) and
(b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company pursuant to subsection 3.1 of the Credit Agreement defined below. The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in such Credit Agreement. The holder of this Note is authorized to record the Borrowing Date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to subsection 3.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof, and the date of each interest rate conversion or continuation pursuant to subsection 5.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof (or on a continuation thereof which shall be attached hereto and made a part hereof) and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded; PROVIDED that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

                  This Note is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of November 24, 1997, among the Company, the lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT", is subject to the provisions thereof, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein.

                  This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned hereby agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH
THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                             WERNER HOLDING CO. (DE), INC.



                                             By:
                                               --------------------------------
                                                Title:

                                                                   Schedule A to
                                                           Revolving Credit Note
                                                           ---------------------

                            ALTERNATE BASE RATE LOANS
                   AND REPAYMENTS OF ALTERNATE BASE RATE LOANS
                   -------------------------------------------



                                                                                            Unpaid Principal
            Amount of          Amount Converted                       Amount Converted      Balance of
            Alternate Base     to Alternate Base    Amount of         to Eurodollar         Alternate Base   Notation Made
Date        Rate Loans         Rate Loans           Principal Repaid  Loans                 Rate Loans       By
---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------
---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

---------   -----------------  -------------------  ----------------  -------------------   ---------------- --------------

                                                                   Schedule B to
                                                           Revolving Credit Note
                                                           ---------------------

                                EURODOLLAR LOANS
                       AND REPAYMENTS OF EURODOLLAR LOANS
                       ----------------------------------


                                                Interest Period                   Amount
             Amount of      Amount              and Eurodollar     Amount of      Converted to       Unpaid Principal
             Eurodollar     Converted to        Rate with          Principal      Alternate Base     Balance of        Notation
Date         Loans          Eurodollar Loans    Respect Thereto    Repaid         Rate Loans         Eurodollar Loans  Made By
----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------
----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------

----------   -------------  -----------------   ----------------   ------------   ----------------   ----------------  -------


                                                                    EXHIBIT I TO
                                                                CREDIT AGREEMENT
                                                                ----------------







                                     FORM OF
                        SUBSECTION 5.11(d)(2) CERTIFICATE

                  Reference is hereby made to the Credit Agreement, dated as of November 24, 1997 among Werner Holding Co. (DE), Inc., the lenders party thereto, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (the "CREDIT AGREEMENT"). Pursuant to the provisions of subsection 5.11(d)(2) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                             [NAME OF LENDER]


                                             By: __________________________
                                             Title:
Date:

                                                                     EXHIBIT A-2
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------



                            FORM OF C TERM LOAN NOTE


$__________                                                 New York, New York
                                                             November 24, 1997


                  FOR VALUE RECEIVED, the undersigned, WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "Company"), promises to pay to the order of _______________ (the "LENDER") on the C Maturity Date, as defined in the Credit Agreement referred to below, at the office of Bankers Trust Company, located at 130 Liberty Street, New York, New York 10006, in lawful money of the United States and in immediately available funds, the principal amount of the lesser of
(a) ____________________ DOLLARS ($__________) and (b) the aggregate unpaid principal amount of all C Term Loans made by the Lender to the Company pursuant to subsection 2.1(b) of the Credit Agreement defined below. The Company further agrees to pay interest in like money at said office from the date hereof on the unpaid principal amount hereof from time to time outstanding at the rates, and on the dates, specified in the Credit Agreement. The holder of this Note is authorized to record the Borrowing Date, Type and amount of the C Term Loan made by the Lender pursuant to subsection 2.1(b) of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof, and the date of each interest rate conversion or continuation pursuant to subsection 5.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof (or on a continuation thereof which shall be attached hereto and made a part hereof) and any such recordation shall constitute PRIMA FACIE evidence of the information so recorded, PROVIDED that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

                  This Note is one of the C Term Loan Notes referred to in the Credit Agreement, dated as of November 24, 1997 among the Company, the lenders from time to time party thereto (including the Lender), Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (as the same may be from time to time amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), is subject to the provisions thereof, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein.

                  This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH
THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                               WERNER HOLDING CO. (DE), INC.,



                                               By:_____________________________
                                                  Title:


                                                                                                      Schedule A to
                                                                                                   C TERM LOAN NOTE

                            ALTERNATE BASE RATE LOANS
                   AND REPAYMENTS OF ALTERNATE BASE RATE LOANS



         Amount of           Amount Converted to                         Amount              Unpaid Principal
         Alternate Base      Alternate Base Rate     Amount of           Converted to        Balance of Alternate     Notation
Date     Rate Loans          Loans                   Principal Repaid    Eurodollar Loans    Base Rate Loans          Made by
------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------
------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------

------   -----------------   ---------------------   -----------------   -----------------   -----------------------  -------


                                                                   Schedule B to
                                                                C Term Loan Note
                                                                ----------------

                                EURODOLLAR LOANS
                       AND REPAYMENTS OF EURODOLLAR LOANS
                       ----------------------------------


                                                                                 Amount          Unpaid
                                             Interest Period                     Converted to    Principal
         Amount of       Amount              and Eurodollar        Amount of     Alternate       Balance of
         Eurodollar      Converted to        Rate with Respect     Principal     Base Rate       Eurodollar        Notation
Date     Loans           Eurodollar Loans    Thereto               Repaid        Loans           Loans             Made By
------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------
------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------

------   --------------- ------------------  -----------------     -----------   --------------  -----------       ---------



                                       -4-

                                                                  EXHIBIT H-2 TO
                                                                CREDIT AGREEMENT
                                                                ----------------




                                     FORM OF
                      HOLDINGS/SUBSIDIARY PLEDGE AGREEMENT


                  Agreement (this "Agreement"), dated as of November 24, 1997, made by the corporations that are signatories hereto (the "PLEDGORS"), in favor of BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), for the Agents and for the several lenders (the "LENDERS") from time to time parties to the Credit Agreement (as defined below) and for the benefit of the Secured Creditors referred to below.


                              W I T N E S S E T H :
                              ---------------------


                  WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Werner Holding Co. (DE), Inc. (the "COMPANY"), the Lenders, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (together with the Administrative Agent, Syndication Agent and Documentation Agent, the "AGENTS"), the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue, and certain of the Lenders have agreed to participate in, certain letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein;

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue, and the Lenders to participate in, letters of credit for the account of, the Company under the Credit Agreement that the Pledgors guarantee payment and performance of the Company's obligations under the Credit Agreement, the Notes and the other Loan Documents; and

                  WHEREAS, in satisfaction of such condition, each Pledgor has entered into (x) the case of Holdings, a guarantee of even date herewith (as amended, supplemented or otherwise modified from time to time, the "HOLDINGS GUARANTEE") and (y) in the case of each other Pledgor, a Guarantee of even date herewith (as amended, supplemented or otherwise modified from time to time, the "SUBSIDIARY GUARANTEE" and, together with the Holdings Guarantee, the "GUARANTEES") for the benefit of the Agent and the Lenders;

                  WHEREAS, it is a further condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue, and the Lenders to participate in, letters of credit for the account of, the Company under the Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Creditors to secure payment and performance of such Pledgors' obligations under the Guarantees;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the other Agents, the Issuing Lender and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and the Issuing Lender to issue, and the Lenders to participate in, the letters of credit under the Credit Agreement, each Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Creditors, as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, terms that are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "AGREEMENT" means this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                  "CODE" means the Uniform Commercial Code from time to time in effect in the State of New York.

                  "COLLATERAL" means (w) the Pledged Stock, (x) the Pledged Notes, (y) the Undelivered Notes and (z) all Proceeds thereof.

                  "CREDIT AGREEMENT OBLIGATIONS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "ISSUERS" means the collective reference to the companies identified on SCHEDULE I attached hereto as the issuers of the Pledged Stock on the Closing Date and any other issuer of Pledged Stock acquired thereafter; individually, each an "ISSUER."

                  "OBLIGATIONS" means (i) the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities of each Assignor to the Administrative Agent, the other Agents and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, this Security Agreement, the other Credit Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the other Agents or to the Lenders that are required to be paid by each Pledgor pursuant to the terms of the Credit Agreement or this Agreement or any other Credit Document) (collectively, "CREDIT AGREEMENT OBLIGATIONS" and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates (each such Lender or Affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or Affiliate's successors and assigns, collectively, the "Other Creditors" and, together with the Administrative Agent, the Agents and the Lenders, the "Secured Creditors") under or in respect of any Interest Rate Agreement, and all guarantee thereof by any Pledgor (collectively, "OTHER OBLIGATIONS").

                  "OBLIGORS" means the collective reference to the Persons identified on SCHEDULE II attached hereto as the obligors in respect of the Pledged Notes and the respective Obligor or Obligors with respect to any other promissory notes created or acquired after the date hereof; individually, each an "OBLIGOR."

                  "OTHER OBLIGATIONS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "PLEDGED NOTES" means all promissory notes from time to time issued to, or held by, any Pledgor other than the Undelivered Notes.

                  "PLEDGED STOCK" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the shares of capital stock, at any time owned by any Pledgor, in such Domestic Corporations, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any such Domestic Corporation to such Pledgor while this Agreement is in effect (including, in respect of Holdings, in any event 100% of the Capital Stock of the Company, other than common stock issued to Persons other than Holdings pursuant to one or more IPOs); and (y) in the case of corporations not Domestic Corporations (each a "FOREIGN CORPORATION"), all of the shares of capital stock, at any time owned by any Pledgor, in such Foreign Corporations, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any such Foreign Corporation to such Pledgor while this Agreement is in effect, provided that no Pledgor shall be required to pledge hereunder, and nothing herein shall be deemed to constitute a pledge hereunder of, more than 65% of the total combined voting power of all classes of capital stock of any such Foreign Corporation entitled to vote (although 100% of all classes of non-voting stock of each Foreign Corporation shall be required to be pledged). Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Pledged Stock shall not include shares of capital stock of (i) Immaterial Subsidiaries in the process of dissolution on the Closing Date (so long as same continue to constitute Immaterial Subsidiaries in the process of dissolution), (ii) Captive Insurance Subsidiaries, (iii) any joint venture or other Person referred to in subsection 9.6(h) of the Credit Agreement, in which (x) there are no investments by the Company or any of its other Subsidiaries on the Closing Date and (y) all investments made by the Company and its other Subsidiaries made after the Closing Date are made pursuant to subsection 9.6(h) of the Credit Agreement and
         (iv) in the circumstances, and to the extent, provided in subsection 23(c) hereof and subsection 8.9(g) of the Credit Agreement, any Receivables SPV the pledge of the capital stock of which pursuant to this Agreement is not permitted pursuant to the terms of the respective Receivables Facility.

                  "PROCEEDS" means all "proceeds", as such term is defined in
         Section 9-306(1) of the Code on the date hereof, of the Pledged Stock and the Pledged Notes, and, in any event, shall include, without limitation, (x) all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto and (y) all payments in respect of the Pledged Notes.

                  "SECURED CREDITORS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "UNDELIVERED NOTES" means promissory issued (x) in respect of Indebtedness permitted under subsection 9.1(c) of the Credit Agreement,
         (y) in respect of loans or advances permitted under subsection 9.6(h) of the Credit Agreement or (z) in the principal amount of less than $250,000 individually or

         $1,000,000 in the aggregate; provided that Undelivered Notes shall cease to constitute Undelivered Notes, and shall thereafter constitute Pledged Notes, at such time, if any, as same are delivered as required by clause (ii) of subsection 7(a) of this Agreement.

                  2. PLEDGE; GRANT OF SECURITY INTEREST; UNCERTIFICATED SECURITIES. (a) Each Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Secured Creditors, all certificates or instruments representing or evidencing the Pledged Stock and the Pledged Notes on the date hereof, and hereby transfers and grants to the Administrative Agent, for the ratable benefit of the Secured Creditors, a first priority security interest in all of such Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                  (b) Notwithstanding anything to the contrary contained in subsection 2(a) hereof, if any Pledged Stock or Pledged Notes (whether now owned or hereafter acquired) are uncertificated securities, the relevant Pledgor shall promptly notify the Administrative Agent thereof, and shall promptly take all actions required to perfect the security interest of the Administrative Agent under applicable law (including, in any event, under Section 9-115 of the Code, if applicable). Each Pledgor further agrees to take such actions as the Administrative Agent deems reasonably necessary or desirable to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies hereunder.

                  3. STOCK POWERS. Concurrently with the delivery to the Administrative Agent of (x) each certificate representing one or more shares of Pledged Stock, each Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by such Pledgor and (y) each instrument evidencing the Pledged Notes, the respective Pledgor shall duly endorse the respective Pledged Note in blank.

                  4. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants with respect to the Pledged Stock and Pledged Notes pledged by it hereby that:

                  (a) each Issuer, as of the Closing Date, and the percentage ownership thereof, is listed on Schedule I hereto;

                  (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (c) the Pledged Notes held by such Pledgor, as of the Closing Date, consist of the promissory notes described in Schedule II where such Pledgor is listed as the payee;

                  (d) each Pledgor is the record and sole beneficial owner of its respective Pledged Stock and the Pledged Notes pledged by it hereby, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement;

                  (e) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock and the instruments evidencing the Pledged Notes, the Lien granted pursuant to this Agreement will constitute a valid, perfected (except with respect to the Undelivered Notes) first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of such Pledgor and any Persons purporting to purchase any of the Collateral from such Pledgor.

Each Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by such Pledgor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement, on and as of such Borrowing Date as though made hereunder on and as of such date.

                  5. COVENANTS. Each Pledgor covenants and agrees with the Administrative Agent, for the benefit of the Secured Creditors, that, from and after the date of this Agreement until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

                  (a) If any Pledgor shall become entitled to receive or shall receive (x) any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of any Person, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, or (y) any additional promissory notes or instruments therefor or any additional instruments in respect of, or constituting, Pledged Notes, such Pledgor shall accept the same as the agent of the Secured Creditors, hold the same in trust for the Secured Creditors and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, and, in the case of stock certificates, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.
Notwithstanding the foregoing, no Pledgor shall be required at any time to, and nothing herein shall be deemed to constitute, a pledge hereunder of (i) more than 65% of the total combined voting power of all classes of Capital Stock of any Foreign Corporations entitled to vote (although 100% of all classes of non-voting stock of any Foreign Corporation, to the extent owned by one or more Pledgors, shall be required to be pledged hereunder) or (ii) any capital stock which does not constitute Pledged Stock in accordance with the last sentence of the definition of "Pledged Stock" contained herein.

                  (b) Without the prior written consent of the Administrative Agent, no Pledgor will (i) except as permitted by subsection 9.5 of the Credit Agreement, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. Each Pledgor will defend the right, title and interest of the Secured Creditors in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the relevant Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, except to the extent meeting the requirements set forth in the definition of Undelivered Notes, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

                  (d) Each Pledgor agrees to pay, and to save the Secured Creditors harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (e) From time to time upon the written request of the Administrative Agent or the Required Lenders, the Pledgors shall provide updated Schedules I and II hereunder. Furthermore, at any time when additional Pledged Stock or Pledged Notes are delivered for pledge hereunder, the Pledgors shall provide an updated Schedule I or II, as the case may be, to the Administrative Agent.

                  6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing, each Pledgor shall be permitted to receive all cash dividends paid by each Issuer to the extent permitted in the Credit Agreement in respect of the Pledged Stock, to receive all payments in respect of the Pledged Notes and to exercise all voting and corporate rights with respect to the Pledged Stock, PROVIDED, HOWEVER, that each Pledgor agrees that it shall not vote in any way which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Security Documents, any of the other Credit Documents or any Interest Rate Agreement. The Administrative Agent shall, at the relevant Pledgor's sole cost and expense, execute and deliver (or cause to be executed and delivered) to such Pledgor all proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to this Section 6.

                  7. RIGHTS OF THE SECURED CREDITORS. (a) If an Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and all payments in respect of the Pledged Notes and, in each case, to make application thereof to the Obligations in such order as the Administrative Agent may determine, (ii) the Administrative Agent or the Required Lenders may (and shall have the right to) direct the Pledgors to (x) cause all Indebtedness then outstanding pursuant to subsection 9.1(c) of the Credit Agreement to be evidenced by promissory notes and, to the extent same are payable to the Company or any other Credit Party which is a party to any other Pledge Agreement, cause the delivery of same for pledge to the Administrative Agent under the respective Pledge Agreement and (y) deliver all Undelivered Notes to the Administrative Agent for pledge pursuant to this Agreement, in which case the Pledgors shall promptly take, or cause to be taken, the actions described in preceding clauses
(x) and (y) and deliver all Undelivered Notes for pledge pursuant hereto, at which time such Undelivered Notes shall constitute Pledged Notes and shall no longer constitute Undelivered Notes and (iii) all shares of the Pledged Stock may be registered in the name of the Administrative Agent or its nominee, and, subject to the terms of this Agreement, the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of such Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct or failure to comply with the provisions of Section 12, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Secured Creditors hereunder shall not be conditioned or contingent upon the pursuit by any Secured Creditor of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. None of the Secured Creditors shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Administrative Agent agrees to release promptly to the relevant Pledgor any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under subsection 7(a) (other than Pledged Notes pursuant to clause (ii) thereof) if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

                  (c) The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 11.3 of the Credit Agreement or
Section 12 hereof.

                  8. REMEDIES. (a) In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Credit Agreement, the Administrative Agent, on behalf of the Secured Creditors, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the

Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of any Secured Creditor or elsewhere upon such terms and conditions as it may deem commercially reasonable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the relevant Pledgor which right or equity is hereby waived and released. The Administrative Agent promptly shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Creditors hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent:

                    (i) first, to any amounts owing to the Administrative Agent or the Co-Arrangers in their capacities as such;

                   (ii) second, to the payment of an amount equal to the outstanding Primary Obligations to the Secured Creditors as provided in paragraph (e) below, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) to the payment of an amount equal to the outstanding Secondary Obligations to the Secured Creditors as provided in paragraph (e) below, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                   (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), after the payment of any other amounts required by any provision of law, including without limitation, Section 9-504(1)(c) of the Code, and following the termination of this Agreement pursuant to Section 23 hereof, the Administrative Agent shall account for the surplus, if any, to the relevant Pledgor.

                  (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all L/C Obligations, and all related fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 8 only) (i) first, to their Primary Obligations (with the amount to be applied by any Secured Creditor to its Primary Obligations to be applied (x) first, to interest and (y) second, to any other Primary Obligations) and (ii) second, to their Secondary Obligations.

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Agents and the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and unpaid drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Agents and the Lenders, as cash security for the repayment of Obligations owing to the Agents and the Lenders as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Agents and the Lenders after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be distributed in accordance with subsection 8(a) hereof.

                  (e) Except as set forth in subsection 8(c) hereof, all payments required to be made to the Agents and the Lenders hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Agents and the Lenders and all payments required to be made to the Other Creditors hereunder shall be made directly to the respective Other Creditor.

                  (f) For purposes of applying payments received in accordance with this Section 8, the Administrative Agent shall be entitled to rely upon the Other

Creditors for a determination (which each Other Creditor agrees (or shall agree) to provide upon request of the Administrative Agent) of the outstanding Obligations owed to the Other Creditors. Unless it has actual knowledge (including by way of written notice from any other Agent, any Lender or an Other Creditor) to the contrary, the Administrative Agent shall be entitled to assume that (x) no Secondary Obligations are owing to any other Agent, any Lender or Other Creditor and (y) no Interest Rate Agreement or Other Obligations in respect thereof, are in existence.

                  (g) It is understood that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clause (a) of this Section 8.

                  (h) To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against any Secured Creditor arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under
Section 9-112 of the Code. Each Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent, any other Agent, or any Lender to collect such deficiency.

                  9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the relevant Pledgor will cause such Issuer to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 90 days from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of
Section 11(a) of the Securities Act.

                  (b) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale conducted in a manner that the Administrative Agent in good faith believes to be commercially reasonable under the circumstances shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Stock for the period of time necessary to permit such Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock, pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Secured Creditors, that the Secured Creditors have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                  10. NO SUBROGATION. Notwithstanding any payment or payments made by any Pledgor hereunder, or any setoff or application of funds of any Pledgor by any Lender, or the receipt of any amounts by any Secured Creditor with respect to any of the Collateral, no Pledgor shall be entitled to be subrogated to any of the rights of any Secured Creditor against any Subsidiary of such Pledgor or against any collateral security held by any Secured Creditor for the payment of the Obligations, nor shall any Pledgor seek any reimbursement from any Subsidiary of such Pledgor in respect of payments made by such Pledgor in connection with the Collateral, or amounts realized by any Secured Creditor in connection with the Collateral, and any such rights of subrogation and reimbursement of such Pledgor are hereby waived until all amounts owing to the Secured Creditors by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

                  11. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. Each Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against such Pledgor and without notice to or further assent by such Pledgor, any demand for payment of any of the Obligations made by any Secured Creditor may be rescinded by such Secured Creditor, and any of the Obligations continued, and the Obligations, or the liability of each Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, any other Co-Arranger (subject to subsection 12.16 of the Credit Agreement), the Issuing Lender, any Lender or any Other Creditor and the Credit Agreement, the Notes, the Security Documents, and the other Credit Documents, any Interest Rate Agreement entered into with any Lender or Lenders and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by any Secured Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Secured Creditors shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Creditor upon this Agreement; the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between each Issuer and such Pledgor, on the one hand, and the Secured Creditors, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon each Issuer or such Pledgor with respect to the Obligations.

                  12. LIMITATION ON DUTIES REGARDING COLLATERAL. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. None of the Secured Creditors nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

                  13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  14. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  15. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  16. NO WAIVER; CUMULATIVE REMEDIES. None of the Secured Creditors shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default of any obligation under any Credit Document or in any breach of any of the terms and conditions hereof or thereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Creditor would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  17. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Agreement represents the entire agreement of the Pledgors with respect to the subject matter hereof, except as otherwise set forth in the Credit Agreement, and there are no promises or representations by any Secured Creditor relative to the subject matter hereof not reflected herein or in the other Credit Documents. In the event of a conflict among the Credit Documents and the Credit Agreement, the Credit Agreement shall control. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor and the Administrative Agent (with the consent of either (x) the Required Lenders or, to the extent required by subsection 12.1 of the Credit Agreement, the Supermajority Lenders or all of the Lenders, at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full); PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors of such Class of Secured Creditors, I.E., whether (x) the Agents and the Lenders as holders of the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Agreements; provided that, subject to the immediately preceding proviso, any provision of this Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Secured Creditors and their respective successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  18. NOTICES. Notices by the Administrative Agent to any Pledgor or any Issuer may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the relevant Pledgor or such Issuer at its address or transmission number set forth (x) in the case of Holdings, in subsection 12.2 of the Credit Agreement, (y) in the case of each other Pledgor on Schedule I to the Subsidiary Guarantee and (z) in the case of each Issuer, and on Schedule III hereto, which notice shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. Any Pledgor and any Issuer may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

                  19. COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  20. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUERS. Each Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor and each Pledgor agrees that each Issuer shall be fully protected in so complying.

                  21. AUTHORITY OF ADMINISTRATIVE AGENT. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Secured Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and any Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Creditors with full and valid authority so to act or refrain from acting, and neither any Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  22. ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.
(a) Each Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in subsection 22(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  23. TERMINATION; RELEASE. (a) This Agreement shall terminate when all the Obligations have been fully paid and performed and the Commitments terminated or as otherwise explicitly permitted under the Credit Agreement and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall on its behalf and on behalf of the other Agents and the Lenders reassign and redeliver (or cause to be reassigned and redelivered) to the relevant Pledgor, or to such person or persons as such Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any other Person) and at the sole cost and expense of such Pledgor.

                  (b) In the event that any part of the Collateral is sold (except to Holdings or any of its Subsidiaries) in connection with a sale permitted by subsection 9.5 of the Credit Agreement or otherwise released pursuant to the Credit Agreement or at the direction of the Required Lenders (or all Lenders if required by subsection 12.1 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of subsection 5.4 of the Credit Agreement, to the extent required to be so applied, the Administrative Agent, at the request and expense of the relevant Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                  (c) In the event that any Pledgor establishes a Receivables Facility that prohibits the pledge hereby of the Capital Stock of any Receivables SPV, as described in subsection 8.9(g) of the Credit Agreement, (and so long as such Receivables Facility is in effect and contains such prohibition), the Administrative Agent, at the request and expense of the relevant Pledgor, will release the Capital Stock of such Receivables SPV and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such Pledged Stock (and releases therefor); PROVIDED that Holdings and the Company shall use commercially reasonable efforts to grant a second priority perfected security interest in such Capital Stock to secure the obligations pursuant to the Credit Documents (and shall take all action in connection therewith as may reasonably be requested by the Administrative Agent).

                  (d) At any time that a Pledgor desires that the Administrative Agent assign, transfer and deliver Collateral (and releases therefor) as provided in subsection 23(a), (b) or (c) hereof, it shall deliver to the Administrative Agent a certificate signed by an executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such subsection 23(a) or (b).

                  24. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                      WERNER HOLDING CO. (PA), INC.



                                      By:
                                         --------------------------------
                                         Name:
                                         Title:


                                      ARDEE INVESTMENT CO., INC
                                      KENTUCKY LADDER COMPANY
                                      OLYMPUS PROPERTIES, INC.
                                      PHOENIX MANAGEMENT SERVICES, INC.
                                      R.D. ARIZONA LADDER CORP. (D/B/A R.D.
                                      WERNER CO., INC.- ARIZONA)
                                      WERNER CO.
                                      WERNER FINANCIAL INC.
                                      WERNER MANAGEMENT CO.
                                      WIP TECHNOLOGIES, INC.


                                      By:_________________________________
                                      Title:




                                      BANKERS TRUST COMPANY, as
                                      Administrative Agent




                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                           ACKNOWLEDGEMENT AND CONSENT


                  Each Issuer referred to in the foregoing Pledge Agreement hereby acknowledge receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in subsection 5(a) of the Pledge Agreement. Each Issuer further agrees that the terms of subsection 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                            [SUBSIDIARIES OF THE COMPANY]


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                                                     SCHEDULE I
                                                                     ----------
                                            Holdings/Subsidiary Pledge Agreement



                          DESCRIPTION OF PLEDGED STOCK


==============================================================================
                                                          Percentage of
                                                 No. of   Outstanding Shares
ISSUER   CLASS OF STOCK   STOCK CERTIFICATE NO.  SHARES   OF CAPITAL STOCK
------   --------------   ---------------------  ------   ----------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                                                                        ANNEX II
                                                                              to
                                            Holdings/subsidiary Pledge Agreement
                                            ------------------------------------

                          DESCRIPTION OF PLEDGED NOTES
                          ----------------------------

============================================================================
     OBLIGOR         PRINCIPAL AMOUNT (IF ANY)      MATURITY DATE (IF ANY)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

============================================================================

                                                                    SCHEDULE III
                                            Holdings/Subsidiary Pledge Agreement


                              ADDRESSES OF PLEDGORS


Werner Holding Co. (PA), Inc.
93 Werner Road
Greenville, PA  16125-9499
Attention:
Telecopy:   (412) ___-____

With a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166
Attention: Janet Vance, Esq.
Telecopy:   (212) 351-4035


[Name of Pledgor]
[Address]
Attention:
Telecopy:  (412) ___-____

                                                                     EXHIBIT A-1
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------



                            FORM OF B TERM LOAN NOTE


$__________                                                 New York, New York
                                                            November 24, 1997


                  FOR VALUE RECEIVED, the undersigned, WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "Company"), promises to pay to the order of _______________ (the "LENDER") on the B Maturity Date, as defined in the Credit Agreement referred to below, at the office of Bankers Trust Company, located at 130 Liberty Street, New York, New York 10006, in lawful money of the United States and in immediately available funds, the principal amount of the lesser of
(a) ____________________ DOLLARS ($__________) and (b) the aggregate unpaid principal amount of all B Term Loans made by the Lender to the Company pursuant to subsection 2.1(a) of the Credit Agreement defined below. The Company further agrees to pay interest in like money at said office from the date hereof on the unpaid principal amount hereof from time to time outstanding at the rates, and on the dates, specified in the Credit Agreement. The holder of this Note is authorized to record the Borrowing Date, Type and amount of the B Term Loan made by the Lender pursuant to subsection 2.1(a) of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof, and the date of each interest rate conversion or continuation pursuant to subsection 5.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof (or on a continuation thereof which shall be attached hereto and made a part hereof) and any such recordation shall constitute PRIMA FACIE evidence of the information so recorded, PROVIDED that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

                  This Note is one of the B Term Loan Notes referred to in the Credit Agreement, dated as of November 24, 1997 among the Company, the lenders from time to time party thereto (including the Lender), Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (as the same may be from time to time amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), is subject to the provisions thereof, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein.

                  This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                           WERNER HOLDING CO. (DE), INC.,



                                           By:_____________________________
                                             Title:

                                                                   Schedule A to
                                                                B Term Loan Note

                            ALTERNATE BASE RATE LOANS
                   AND REPAYMENTS OF ALTERNATE BASE RATE LOANS
                   -------------------------------------------




         Amount of          Amount Converted to                             Amount              Unpaid Principal
         Alternate Base     Alternate Base Rate        Amount of            Converted to        Balance of Alternate     Notation
Date     Rate Loans         Loans                      Principal Repaid     Eurodollar loans    Base Rate Loans          made by
-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------
-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------

-------  ----------------   ------------------------   ------------------   -----------------   ----------------------   -------


                                                                  Schedule B to
                                                               B Term Loan Note
                                                               ----------------

                                EURODOLLAR LOANS
                       AND REPAYMENTS OF EURODOLLAR LOANS
                       ----------------------------------


                                                                                  Amount        Unpaid
                                               Interest Period                    Converted to  Principal
         Amount of        Amount               and Eurodollar      Amount of      Alternate     Balance of
         Eurodollar       Converted to         Rate with Respect   Principal      Base Rate     Eurodollar           Notation
Date     Loans            Eurodollar Loans     Thereto             Repaid         Loans         Loans                made by
------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------
------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

------   ---------------  ------------------   ------------------- ------------   ------------- ------------------   -------

                                                                  EXHIBIT H-1 TO
                                                                CREDIT AGREEMENT
                                                                ----------------




                                     FORM OF
                            COMPANY PLEDGE AGREEMENT
                            ------------------------


                  Agreement (this "Agreement"), dated as of November 24, 1997, made by WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "COMPANY"), in favor of BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), for the Agents and for the several lenders (the "LENDERS") from time to time parties to the Credit Agreement (as defined below) and for the benefit of the Secured Creditors referred to below.


                              W I T N E S S E T H :
                              ---------------------

                  WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Company, the Lenders, Bankers Trust Company, as Administrative Agent and Co-Arranger, Merrill Lynch Capital Corporation, as Syndication Agent and Co-Arranger, The Chase Manhattan Bank, as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Co-Agent (together with the Administrative Agent, Syndication Agent and Documentation Agent, the "AGENTS"), the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue, and certain of the Lenders have agreed to participate in, certain letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Company is the legal and beneficial owner of the
(x) shares of Pledged Stock (as hereinafter defined) and (y) the Pledged Notes (as hereinafter defined) made by the Obligors (as hereinafter defined); and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue, and the Lenders to participate in, letters of credit for the account of, the Company under the Credit Agreement that the Company shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Creditors;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the other Agents, the Issuing Lender and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and the Issuing Lender to issue, and the Lenders to participate in, the letters of credit under the Credit Agreement, the Company hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Creditors, as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, terms that are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "AGREEMENT" means this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                  "CODE" means the Uniform Commercial Code from time to time in effect in the State of New York.

                  "COLLATERAL" means (w) the Pledged Stock, (x) the Pledged Notes, (y) the Undelivered Notes and (z) all Proceeds thereof.

                  "CREDIT AGREEMENT OBLIGATIONS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "ISSUERS" means the collective reference to the companies identified on SCHEDULE I attached hereto as the issuers of the Pledged Stock on the Closing Date, and any other issuer of Pledged Stock as from time to time in existence; individually, each an "ISSUER."

                  "OBLIGATIONS": means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Agents, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agents, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise (collectively, "CREDIT AGREEMENT OBLIGATIONS"), and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates (each such Lender or Affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or Affiliate's successors and assigns, collectively, the "Other Creditors" and, together with the Administrative Agent, the Agents and the Lenders, the "Secured Creditors") under or in respect of any Interest Rate Agreement (collectively, "OTHER OBLIGATIONS").

                  "OBLIGORS" means the collective reference to the Persons identified on SCHEDULE II attached hereto as the obligors in respect of the Pledged Notes and the respective obligor or obligors with respect to any other promissory notes created or acquired after the date hereof; individually, each an "OBLIGOR."

                  "OTHER OBLIGATIONS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "PLEDGED NOTES" means all promissory notes from time to time issued to, or held by, the Company other than Undelivered Notes.

                  "PLEDGED STOCK" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the shares of capital stock, at any time owned by the Company, in such Domestic Corporations, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any such Domestic Corporations to the Company while this Agreement is in effect; and (y) in the case of corporations not Domestic Corporations (each a "FOREIGN CORPORATION"), all of the shares of capital stock, at any time owned by the Company, in such Foreign Corporations, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any such Person to the Company while this Agreement is in effect, provided that the Company shall not be required to pledge hereunder, and nothing herein shall be deemed to constitute a pledge hereunder of, more than 65% of the total combined voting power of all classes of capital stock of any such Foreign Corporation entitled to vote (although 100% of all classes of non-voting stock of each Foreign Corporation shall be required to be pledged). Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Pledged Stock shall not include shares of capital stock of (i) Immaterial Subsidiaries in the process of dissolution on the Closing Date (so long as same continue to constitute Immaterial Subsidiaries in the process of dissolution), (ii) Captive Insurance Subsidiaries, (iii) any joint venture or other Person referred to in subsection 9.6(h) of the Credit

         Agreement, in which (x) there are no investments by the Company or any of its other Subsidiaries on the Closing Date and (y) all investments made by the Company and its other Subsidiaries made after the Closing Date are made pursuant to subsection 9.6(h) of the Credit Agreement and
         (iv) in the circumstances, and to the extent, provided in subsection 23(c) hereof and subsection 8.9(g) of the Credit Agreement, any Receivables SPV where the pledge of the capital stock of which pursuant to this Agreement is not permitted pursuant to the terms of the respective Receivables Facility.

                  "PROCEEDS" means all "proceeds", as such term is defined in
         Section 9-306(1) of the Code on the date hereof, of the Pledged Stock and the Pledge Notes, and, in any event, shall include, without limitation, (x) all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto and (y) all payments in respect of the Pledged Notes.

                  "SECURED CREDITORS" has the meaning assigned that term in the definition of "Obligations" contained herein.

                  "UNDELIVERED NOTES" means promissory notes issued (x) in respect of Indebtedness permitted under subsection 9.1(c) of the Credit Agreement, (y) in respect of loans or advances permitted under subsection 9.6(h) of the Credit Agreement or (z) in the principal amount of less than $250,000 individually or $1,000,000 in the aggregate; provided that Undelivered Notes shall cease to constitute Undelivered Notes, and shall thereafter constitute Pledged Notes, at such time, if any, as same are delivered as required by clause (ii) of subsection 7(a) of this Agreement.

                  2. PLEDGE; GRANT OF SECURITY INTEREST; UNCERTIFICATED SECURITIES. (a) The Company hereby delivers to the Administrative Agent, for the ratable benefit of the Secured Creditors, all certificates or instruments representing or evidencing the Pledged Stock and the Pledged Notes on the date hereof, and hereby transfers and grants to the Administrative Agent, for the ratable benefit of the Secured Creditors, a first priority security interest in all of the Company's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (b) Notwithstanding anything to the contrary contained in subsection 2(a) hereof, if any Pledged Stock or Pledged Notes (whether now owned or hereafter acquired) are uncertificated securities, the Company shall promptly notify the Administrative Agent thereof, and shall promptly take all actions required to perfect the security interest of the Administrative Agent under applicable law (including, in any event, under Section 9-115 of the Code, if applicable). The Company further agrees to take such actions as the Administrative Agent deems reasonably necessary or desirable to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies hereunder.

                  3. STOCK POWERS. Concurrently with the delivery to the Administrative Agent of (x) each certificate representing one or more shares of Pledged Stock, the Company shall deliver an undated stock power covering such certificate, duly executed in blank by the Company and (y) each instrument evidencing the Pledged Notes, the Company shall duly endorse the respective Pledged Note in blank.

                  4. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that:

                  (a) each Issuer, as of the Closing Date, and the percentage ownership thereof, is listed on Schedule I hereto;

                  (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (c) the Pledged Notes held by the Company, as of the Closing Date, consist of the promissory notes described in Schedule II;

                  (d) the Company is the record and sole beneficial owner of the Pledged Stock and the Pledged Notes, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement;

                  (e) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock and the instruments evidencing the Pledged Notes, the Lien granted pursuant to this Agreement will constitute a valid, perfected (except with respect to Undelivered Notes) first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Company and any Persons purporting to purchase any of the Collateral from the Company.

The Company agrees that the foregoing representations and warranties shall be deemed to have been made by the Company on each Borrowing Date occurring on or after the date hereof under the Credit Agreement, on and as of such Borrowing Date as though made hereunder on and as of such date.

                  5. COVENANTS. The Company covenants and agrees with the Administrative Agent for the benefit of the Secured Creditors that, from and after the date of this Agreement until the Obligations are paid in full and the Commitments are


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




terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

                  (a) If the Company shall become entitled to receive or shall receive (x) any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of any Person, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, or (y) any additional promissory notes or instruments therefor or any additional instruments in respect of, or constituting, Pledged Notes, the Company shall accept the same as the agent of the Administrative Agent, the other Agents and the Secured Creditors, hold the same in trust for the Administrative Agent, the other Agents and the Secured Creditors and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Company to the Administrative Agent, if required, and, in the case of stock certificates, together with an undated stock power covering such certificate duly executed in blank by the Company and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Notwithstanding the foregoing, the Company shall not be required at any time to, and nothing herein shall be deemed to constitute, a pledge hereunder of, (i) more than 65% of the total combined voting power of all classes of Capital Stock of any Foreign Corporations entitled to vote (although 100% of all classes of non-voting stock of any Foreign Corporation, to the extent owned by the Company, shall be required to be pledged hereunder) or (ii) any capital stock which does not constitute Pledged Stock in accordance with the last sentence of the definition of "Pledged Stock" contained herein.

                  (b) Without the prior written consent of the Administrative Agent, the Company will not (i) except as permitted by subsection 9.5 of the Credit Agreement, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. The Company will defend the right, title and interest of the Secured Creditors in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, except to the extent meeting the requirements set forth in the definition of Undelivered Notes, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

                  (d) The Company agrees to pay, and to save the Secured Creditors harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (e) From time to time upon the written request of the Administrative Agent or the Required Lenders, the Company shall provide updated Schedules I and II hereunder. Furthermore, at any time when additional Pledged Stock or Pledged Notes are delivered for pledge hereunder, the Company shall provide an updated Schedule I or II, as the case may be, to the Administrative Agent.

                  6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing, the Company shall be permitted to receive all cash dividends paid by each Issuer to the extent permitted in the Credit Agreement in respect of the Pledged Stock, to receive all payments in respect of the Pledged Notes and to exercise all voting and corporate rights with respect to the Pledged Stock, PROVIDED, HOWEVER, that the Company agrees that it shall not vote in any way which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Security Documents, any of the other Credit Documents or any Interest Rate Agreement. The Administrative Agent shall, at the Company's sole cost and expense, execute and deliver (or cause to be executed and delivered) to the Company all proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights that it is entitled to exercise pursuant to this Section 6.

                  7. RIGHTS OF THE SECURED CREDITORS. (a) If an Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and all payments in respect of the Pledged Notes and, in each case, to make application thereof to the Obligations in such order as the Administrative Agent may determine, (ii) the Administrative Agent or the Required Lenders may (and shall have the right to) direct the Company to (x) cause all Indebtedness then outstanding pursuant to subsection 9.1(c) of the Credit Agreement to be evidenced by promissory notes and, to the extent same are payable to the Company or any other Credit Party which is a party to any other Pledge Agreement, cause the delivery of same for pledge to the Administrative Agent under the respective Pledge Agreement and (y) deliver all Undelivered Notes to the Administrative Agent for pledge pursuant to this Agreement, in which case the Company shall promptly take, or cause to be taken, the actions described in preceding clauses (x) and (y) and deliver all Undelivered Notes for pledge pursuant hereto, at which time such Undelivered Notes shall constitute Pledged Notes and shall no longer constitute Undelivered Notes and (iii) all shares of the Pledged Stock may be registered in the name of the Administrative Agent or its nominee, and, subject to the terms of this Agreement, the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of such Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Company or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct or failure to comply with the provisions of Section 12, but the Administrative Agent shall have no duty to the Company to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Secured Creditors hereunder shall not be conditioned or contingent upon the pursuit by any Secured Creditor of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. None of the Secured Creditors shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Administrative Agent agrees to release promptly to the Company any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under subsection 7(a) (other than Pledged Notes pursuant to clause (ii) thereof) if, prior to the occurrence of an acceleration of any of the Obligations, all

Defaults and Events of Default have been waived or are no longer continuing.

                  (c) The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 11.3 of the Credit Agreement or subsection 12 hereof.

                  8. REMEDIES. (a) In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Credit Agreement, the Administrative Agent, on behalf of the Secured Creditors, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of any Secured Creditor or elsewhere upon such terms and conditions as it may deem commercially reasonable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Administrative Agent promptly shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Creditors hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative
Agent:

                    (i) first, to any amounts owing to the Administrative Agent or the Co-Arrangers in their capacities as such;

                   (ii) second, to the payment of an amount equal to the outstanding

         Primary Obligations to the Secured Creditors as provided in paragraph
         (e) below, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), to the payment of an amount equal to the outstanding Secondary Obligations to the Secured Creditors as provided in paragraph (e) below, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                   (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), after the payment of any other amounts required by any provision of law, including without limitation, Section 9-504(1)(c) of the Code, and following the termination of this Agreement pursuant to Section 23 hereof, the Administrative Agent shall account for the surplus, if any, to the Company.

                  (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction, the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be; (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all L/C Obligations, and all related fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities); and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 8 only) (i) first, to their Primary Obligations (with the amount to be applied by any Secured Creditor to its Primary Obligations to be applied (x) first, to interest and (y) second, to any other Primary Obligations) and (ii) second, to their Secondary Obligations.

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Agents and the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and unpaid drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Agents and the Lenders, as cash security for the repayment of Obligations owing to the Agents and the Lenders as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Agents and the Lenders after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be distributed in accordance with subsection 8(a) hereof.

                  (e) Except as set forth in subsection 8(c) hereof, all payments required to be made to the Agents and the Lenders hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Agents and the Lenders and all payments required to be made to the Other Creditors hereunder shall be made directly to the respective Other Creditor.

                  (f) For purposes of applying payments received in accordance with this Section 8, the Administrative Agent shall be entitled to rely upon the Other Creditors for a determination (which each Other Creditor agrees (or shall agree) to provide upon request of the Administrative Agent) of the outstanding Obligations owed to the Other Creditors. Unless it has actual knowledge (including by way of written notice from any other Agent, any Lender or an Other Creditor) to the contrary, the Administrative Agent shall be entitled to assume that (x) no Secondary Obligations are owing to any other Agent, any Lender or Other Creditor and (y) no Interest Rate Agreement or Other Obligations in respect thereof, are in existence.

                  (g) It is understood that the Company shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clause (a) of this Section 8.

                  (h) To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against any Secured Creditor arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company further waives and agrees not to assert any rights or privileges which it may acquire under
Section 9-112 of the Code. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent, any other Agent, or any Lender to collect such deficiency.

                  9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Company will cause such Issuer to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 90 days from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of
Section 11(a) of the Securities Act.

                  (b) The Company recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale conducted in a manner that the Administrative Agent in good faith believes to be commercially reasonable under the circumstances shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Stock for the period of time necessary to permit such Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) The Company further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock, pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Company further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Secured Creditors, that the Secured Creditors have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                  10. NO SUBROGATION. Notwithstanding any payment or payments made by the Company hereunder, or any setoff or application of funds of the Company by any Lender, or the receipt of any amounts by any Secured Creditor with respect to any of the Collateral, the Company shall not be entitled to be subrogated to any of the rights of any Secured Creditor against any Subsidiary of the Company or against any collateral security held by any Secured Creditor for the payment of the Obligations, nor shall the Company seek any reimbursement from any Subsidiary of the Company in respect of payments made by the Company in connection with the Collateral, or amounts realized by any Secured Creditor in connection with the Collateral, and any such rights of subrogation and reimbursement of the Company are hereby waived until all amounts owing to the Secured Creditors by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

                  11. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Company shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by any Secured Creditor may be rescinded by such Secured Creditor, and any of the Obligations continued, and the Obligations, or the liability of each Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, any other Co-Arranger (subject to subsection 12.16 of the Credit Agreement), the Issuing Lender, any Lender or any Other Creditor, and the Credit Agreement, the Notes, the Security Documents, and the other Credit Documents, any Interest Rate Agreement entered into with any Lender or Lenders and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by any Secured Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Secured Creditors shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Creditor upon this Agreement; the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between each Issuer and the Company, on the one hand, and the Secured Creditors on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon each Issuer or the Company with respect to the Obligations.

                  12. LIMITATION ON DUTIES REGARDING COLLATERAL. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. None of the Secured Creditors nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

                  13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  14. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  15. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  16. NO WAIVER; CUMULATIVE REMEDIES. None of the Secured Creditors shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default of any obligation under any Credit Document or in any breach of any of the terms and conditions hereof or thereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Creditor would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  17. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Agreement represents the entire agreement of the Company with respect to the subject matter hereof except as otherwise set forth in the Credit Agreement and there are no promises or representations by any Secured Creditor relative to the subject matter hereof not reflected herein or in the other Credit Documents. In the event of a conflict among the Credit Documents, the Credit Agreement shall control. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Administrative Agent (with the consent of either (x) the Required Lenders or, to the extent required by subsection 12.1 of the Credit Agreement, the Supermajority Lenders or all of the Lenders, at all times prior to the time on which all Credit Agreement Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Agreement Obligations have been paid in full); PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors of such Class of Secured Creditors, I.E., whether (x) the Agents and the Lenders as holders of the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Agreements; provided that, subject to the immediately preceding provision, any provision of this Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Secured Creditors and their respective successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  18. NOTICES. Notices by the Administrative Agent to the Company or any Issuer may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Company or such Issuer at its address or transmission number set forth in subsection 12.2 of the Credit Agreement in the case of the Company and on Schedule III hereto in the case of each Issuer and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Company and any Issuer may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

                  19. COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  20. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO COMPANY. The Company hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Company, and the Company agrees that each Issuer shall be fully protected in so complying.

                  21. AUTHORITY OF ADMINISTRATIVE AGENT. The Company acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Secured Creditors, Agents and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Company, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Creditors with full and valid authority so to act or refrain from acting, and neither the Company nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  22. ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.
(a) The Company hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in subsection 22(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  23. TERMINATION; RELEASE. (a) This Agreement shall terminate when all the Obligations have been fully paid and performed and the Commitments terminated or as otherwise explicitly permitted under the Credit Agreement and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall on its behalf and on behalf of the other Agents and the Lenders reassign and redeliver (or cause to be reassigned and redelivered) to the Company, or to such person or persons as the Company shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any other Person) and at the sole cost and expense of the Company.

                  (b) In the event that any part of the Collateral is sold (except to Holdings or any of its Subsidiaries) in connection with a sale permitted by subsection 9.5 of the Credit Agreement or otherwise released pursuant to the Credit Agreement or at the direction of the Required Lenders (or all Lenders if required by subsection 12.1 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of subsection 5.4 of the Credit Agreement, to the extent required to be so applied, the Administrative Agent, at the request and expense of the Company, will duly assign, transfer and deliver to the Company (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                  (c) In the event that the Company establishes a Receivables Facility, as described in subsection 8.9(g) of the Credit Agreement, that prohibits the pledge hereby of the Capital Stock of the respective Receivables SPV (and so long as such Receivables Facility is in effect and contains such prohibition), the Administrative Agent, at the request and expense of the Company, will release the Capital Stock of such Receivables SPV and will duly assign, transfer and deliver to the Company (without recourse, and without any representation or warranty) such Pledged Stock (and releases therefor); PROVIDED that the Company shall use commercially reasonable efforts to grant to the Administrative Agent for the ratable benefit of the Secured Creditors a second priority perfected security interest in such Capital Stock to secure the obligations pursuant to the Credit Documents (and shall take all action in connection therewith as may reasonably be requested by the Administrative Agent).

                  (d) At any time that the Company desires that the Administrative Agent assign, transfer and deliver Collateral (and releases therefor) as provided in subsection 23(a), (b) or (c) hereof, it shall deliver to the Administrative Agent a certificate signed by an executive officer of the Company stating that the release of the respective Collateral is permitted pursuant to such subsection 23(a), (b) or (c).

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                       WERNER HOLDING CO. (DE), INC.



                                       By:
                                          ------------------------------------
                                           Name:
                                           Title:


                                       BANKERS TRUST COMPANY, as
                                       Administrative Agent



                                       By:
                                         --------------------------------------
                                          Name:
                                          Title:

                           ACKNOWLEDGEMENT AND CONSENT


                  Each Issuer referred to in the foregoing Pledge Agreement hereby acknowledge receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in subsection 5(a) of the Pledge Agreement. Each Issuer further agrees that the terms of subsection 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                         [SUBSIDIARIES OF THE COMPANY]


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

0000H7V1.W51

                                                                      SCHEDULE I
                                                                      ----------
                                                        Company Pledge Agreement



                          DESCRIPTION OF PLEDGED STOCK
                          ----------------------------


============================================================================
                                                         Percentage of
                                                 No. of  Outstanding Shares
ISSUER    CLASS OF STOCK   STOCK CERTIFICATE NO. SHARES  OF CAPITAL STOCK
------    --------------   --------------------- ------  ----------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

============================================================================

                                                             SCHEDULE II
                                                                  to
                                                       Company Pledge Agreement
                                                       ------------------------

                          DESCRIPTION OF PLEDGED NOTES
                          ----------------------------

=============================================================================
     OBLIGOR           PRINCIPAL AMOUNT (IF ANY)   MATURITY DATE (IF ANY)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

=============================================================================

                                                                    SCHEDULE III
                                                                    ------------
                                                        Company Pledge Agreement


                               ADDRESS OF COMPANY
                               ------------------

Werner Holding Co. (DE), Inc.
93 Werner Road
Greenville, PA  16125-9499
Attention:
Telecopy:   (412)

With a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166
Attention: Janet Vance, Esq.
Telecopy:   (212) 351-4035